UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service) Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2008

Item 1.  Reports to Stockholders.

The UBS Funds

Annual Report

June 30, 2008

Table of contents

President's letter	1

Market commentary	2

Portfolio Managers' commentary and portfolios of investments

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	25

UBS Global Frontier Fund	43

UBS Global Equity Fund	54

UBS International Equity Fund	64

UBS U.S. Equity Alpha Fund	74

UBS U.S. Large Cap Equity Fund	85

UBS U.S. Large Cap Growth Fund	93

UBS U.S. Large Cap Value Equity Fund	101

UBS U.S. Mid Cap Growth Equity Fund	109

UBS U.S. Small Cap Growth Fund	117

UBS Absolute Return Bond Fund	125

UBS Global Bond Fund	139

UBS High Yield Fund	153

UBS U.S. Bond Fund	163

Explanation of expense disclosure	174

Statements of assets and liabilities	180

Statements of operations	188

Statements of changes in net assets	192

Financial highlights	198

Notes to financial statements	228

Report of independent registered public accounting firm	272

General information	273

Board approval of investment advisory agreements	274

Trustee and Officer information	280

Federal tax information	287

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President's Letter

August 15, 2008

Dear shareholder,

When last I wrote to you, the financial markets were in the midst of a remarkable upheaval—a near perfect storm, it seemed, of events conspiring to derail even the best-laid investment plans.

Today, volatility in the markets remains high. We expect markets to stay tumultuous, with ongoing fears of slowing economies, continuing financial system concerns, oil prices and inflationary pressures combining to depress markets and create doubt in investors.

For some time now, risk-seeking investors have been rewarded for chasing performance in the headline-driven investments of the day—emerging markets equities and commodity stocks serving as the most notable examples. This has occurred during a period of time when we have been avoiding these sectors, which our research tells us represent some of the largest uncompensated investment risks in the market today.

In the short-term, our convictions have generated mixed results in our portfolios, and challenged performance across a broad cross-section of our Funds. But we firmly believe in our valuation views, which are based on a 25+-year investment process and experience. We maintain our current perspective, and will invest only in those areas of the markets that we believe are attractively valued—not the ones that are generating today's outsized returns. During the tech bubble period we faced similar pressure, remained true to our convictions and helped protect our investors through the subsequent market volatility.

Importantly, the current uncertainty in the market is providing us with some of the most significant opportunities to add long-term value in our clients' portfolios in our 25+-year history.

Clearly, we are not performance chasers. To the contrary, our investing experience shows us that only by carefully adhering to our disciplined, forward-looking, risk-managed process through bull and bear markets—even when this means taking an out-of-favor view—can we seek to deliver the type of risk-adjusted returns that will help our clients achieve their long-term investment goals. While we recognize this unwavering approach results in periodic performance challenges, we also have confidence that, over time, the market will come to recognize our views, and patient investors will be rewarded.

Thus, this is our promise to you: In today's market—when emotion-driven investing seems to be the rule of thumb that many investors are living by—we'll stay the course, benefiting from the insight generated by a 25+-year heritage of investing.

Thank you for your continued support

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

The market in review

Decelerating global economies

The US economy was mixed during the 12-month reporting period ended June 30, 2008. Following a strong start early in the reporting period, the economy, as measured by US gross domestic product ("GDP") contracted as 2007 drew to a close. A variety of factors caused the economy to stumble, including a faltering housing market and tepid consumer and business spending. While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP then grew a surprising 0.9% over the first three months of 2008, while advance estimates for second quarter GDP growth came in at 1.9%. This was in part due to strong exports, as US goods, buoyed by the declining dollar, grew more attractive overseas. In addition, consumer spending improved, helped by the government's tax rebate program.

Overseas, the story was very similar among the major economies, though some saw a slowdown as the reporting period drew to a close. Notably, the Eurozone experienced its first contraction in the region since the euro currency was established in 1996, while Japan's economy ended the period on a weak note as well, posting a 0.6% decline.

Stocks perform poorly

The US stock market, as measured by the S&P 500 Index,(1) experienced periods of unnerving volatility during the reporting period. Fears of a recession, disappointing corporate earnings, record high oil prices and continued issues relating to the bursting of the housing bubble all helped to drag stocks down. June posted the market's worst monthly performance since September 2002 and stands on record as the worst month of June since the Great Depression in 1930. All told, the S&P 500 Index fell 13.12% during the reporting period, and is now down nearly 20% since its peak in October 2007.

By and large, the international equity markets also generated disappointing results during the reporting period. Many of the issues dragging down the US market carried over to the foreign stock markets as well. These included decelerating economic growth and corporate profits, as well as soaring oil and fuel prices. Developed equity markets, as measured by the MSCI EAFE Index,(2) fell 10.15% during the period. In contrast, emerging market countries, many of which are commodity exporters, were the beneficiaries of rising oil prices. As a result, emerging markets equities, as measured by the MSCI Emerging Markets Index,(3) gained 4.63%.

Bonds provide welcome relief

As was the case with stocks, the bond market wasn't for the faint of heart during the reporting period, either. In the US, Treasury yields gyrated in response to mixed signals regarding the economy, increased inflationary pressures and expectations regarding future Fed monetary policy. Treasury yields ultimately moved lower given the Fed's numerous interest rate cuts and increased investor risk aversion triggered by the escalating troubles in the subprime mortgage market.

(1)  An index of 500 of the largest stocks that are considered to be widely held. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole.

(2)  The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East.

(3)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

The indexes are unmanaged and unavailable for client investment.

The market in review

Looking at the 12 months ended June 30, 2008, the overall US bond market, as measured by the Lehman Brothers US Aggregate Index,(4) returned 7.12%.The international bond markets also produced positive returns, as the JP Morgan Global Government Bond Index(5) gained 6.10%. Finally, bond investors who assumed greater risks generated mixed results during the reporting period, as the Lehman Brothers High Yield Bond Index declined 2.26%,(6) while the JP Morgan Emerging Markets Bond Index Global Diversified rose 4.92%.(7)

(4)  The Lehman Brothers US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. US Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the Lehman Brothers US Aggregate Index on April 1, 2007.

(5)  The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

(6)  The Lehman Brothers High Yield Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below.

(7)  The JP Morgan EMBI Global Diversified Index includes US dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

The indexes are unmanaged and unavailable for client investment.

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS Dynamic Alpha Fund (the "Fund") declined 4.95% (Class A shares declined 10.14% after the deduction of the maximum sales charge), while Class Y shares declined 4.64%. For purposes of comparison, the Merrill Lynch US Treasury 1–5 Year Index returned 8.42% over the same time period, the MSCI World Free Index (net US) declined 10.39% and the Consumer Price Index (CPI) rose 5.02%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's negative performance was due primarily to an overweight to worldwide equities, and to security selection in the fixed income portion of the Fund. Currency positioning generated positive results over the review period.

Portfolio performance summary(1)

What worked

•  A short position in emerging markets equities and select developed markets contributed positively to performance.

•  After significant outperformance in 2007, our research indicated that emerging markets equities were overvalued. We began shorting these markets in October of 2007, and profited when they subsequently declined—particularly in June. (When shorting an investment, we first borrow the security, then sell it and buy an equal number of shares later—at a lower price, we hope—to replace those we borrowed.)

•  We also held short positions in developed equity markets, including Germany, Australia and Japan, which showed weakness during the period. The decline in value of these positions added to the Fund's returns.

•  The Fund's positioning against the carry trade contributed positively to performance. During the period, we favored lower-yielding "safe haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. The Fund was short high yielding currencies like the euro, British pound, Canadian dollar, Australian dollar and New Zealand dollar, as we viewed these currencies to be overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a quick and sharp unwinding of carry trade positions. (A carry trade is a strategy through which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

•  Successful security selection in the US growth equity component of the Fund also generated positive results. The Fund was overweight to health care, information technology and energy stocks relative to the Index.

•  The Fund's position in high yield bonds increased in value during the period. Early in the review period, following a July 2007 selloff in the high yield market, high yield valuations improved considerably, and an expensive asset class moved to fair value. We decided to add exposure to this asset class via a derivative contract at the beginning of August. Throughout the credit crisis, we have seen

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Dynamic Alpha Fund

credit markets being driven not so much by credit fundamentals, as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, the potential for a marked increase in defaults or credit risk has also been more than amply priced in, making these valuations even more attractive. Thus, throughout the credit crisis we have tactically added to our high yield debt positioning, which has contributed positively to performance.

What didn't work

•  On an asset class basis, the Fund's overweight to equities, particularly long positions in the US and UK, held performance back when the broad equity market declined for the year.

•  Since last autumn's selloff in the equity markets, equities virtually across the board are in more attractive territory from a valuation standpoint. Of particular note, our research shows US equities were more than 25% undervalued at period end, implying three-year forward-looking annualized returns in the high teens. This valuation viewpoint has led us to a significant long position in the Fund.

•  Cognizant of investors' increased risk aversion and the potential for short-term selling of financial assets, we continue to move cautiously in regard to increasing risky asset positions.

•  The Fund's bond market positioning was a negative contributor to performance for the period.

•  The credit crisis brought increased demand for government bonds as investors sought to avoid some of the risky sectors of the bond market. This has kept sovereign bond prices above levels we believe are sustainable in the long run.

  Thus, for most of the reporting period we were short government bonds. Unfortunately, as global growth prospects tapered and investors worldwide fled to the safest investments, sovereign bonds rallied during the period, causing our short position to be unprofitable.

•  Issue selection within the fixed income component was a driving force behind the Fund's underperformance. Issue selection in non-agency mortgage-backed securities detracted from performance in the wake of the slowing real estate market and problems in the credit markets.

•  On the currency side, short exposure to the euro detracted from returns. The euro, a high yielding currency, has been quite resilient to problems in the credit markets, and the decrease in both investor risk appetite and sentiment. This currency strengthened during the period, which caused the Fund's short position to detract from Fund performance.

UBS Dynamic Alpha Fund

Strategy positions as of June 30, 2008

	Security selection 6/30/08	Derivatives overlay 6/30/08	Market exposure 6/30/08
Equity	80.0%	-48.0%	32.0%
Total Fixed Income	10.0	-9.5	0.5
Real Estate	0.0	4.7	4.7
Cash/Hedge Offsets	10.0	0.0	10.0

Market exposure summary

June 30, 2007	June 30, 2008
Net market exposure = 2.2%	Net market exposure = 37.2%
• Equity = 13.2%	• Equity = 32.0%
• Fixed Income = -11.0%	• Fixed Income = 0.5%
• Real Estate = 0.0	• Real Estate = 4.7%
Security selection = 100%	Security selection = 100%
Derivatives overlay = -90.8%	Derivatives overlay = -52.8%

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Dynamic Alpha Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-4.95%	2.70%
maximum sales charge	Class B(3)	-5.62	1.91
	Class C(4)	-5.62	1.93
	Class Y(5)	-4.64	3.00
After deducting maximum	Class A(2)	-10.14	1.02
sales charge	Class B(3)	-9.91	1.37
	Class C(4)	-6.48	1.93
Merrill Lynch US Treasury 1-5 Year Index(6)		8.42	4.54
MSCI World Free Index (net US)(7)		-10.39	8.59
Consumer Price Index(8)		5.02	4.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.26% and 1.26%; Class B—2.04% and 2.04%; Class C—2.02% and 2.02%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all share classes of UBS Dynamic Alpha Fund is 01/27/05. Inception date of the indices, for the purpose of this illustration, is 01/31/05.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect fees and expenses.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

(8)  Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net US), and the Consumer Price Index from January 27, 2005, which is the inception date of the two classes, through June 30, 2008. The performance of Class B and Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs.
Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US), and Consumer Price Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

Indices are started on 01/31/05.

UBS Dynamic Alpha Fund Class Y vs.
Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US), and Consumer Price Index

Wealth value with dividends reinvested

Indices are started on 01/31/05.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Total SA	1.5%
Roche Holding AG	1.4
BP PLC	1.4
Vodafone Group PLC	1.0
Novartis AG	0.9
Royal Dutch Shell PLC, Class B	0.8
GlaxoSmithKline PLC	0.8
France Telecom SA	0.8
ENI SpA	0.8
Suez SA	0.7
Total	10.1%

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 01/15/09	1.2%
Washington Mutual Bank, 4.500%, due 08/25/08	0.3
Eurocredit CDO BV, Series VI-X, Class SUB due 01/16/22	0.3
Lighthouse International Co. SA, 8.000%, due 04/30/14	0.2
Boise Cascade LLC, 7.125%, due 10/15/14	0.2
Shasta CLO I Ltd., due 04/20/21	0.2
Grosvenor Place CLO BV, Series II-A, Class SUB 7.500%, due 03/28/23	0.2
Harbourmaster CLO Ltd., Series 7A, Class C due 09/22/22	0.2
Highlander Euro CDO, Series 06-2CA, Class F1 due 12/14/22	0.1
Cadogan Square CLO BV, Series 3A, Class M 12.069%, due 01/17/23	0.1
Total	3.0%

(1)  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Equities US equities
Aerospace & defense	0.07%
Air freight & logistics	0.17
Auto components	0.08
Beverages	0.27
Biotechnology	0.19
Building products	0.08
Capital markets	0.38
Chemicals	0.24
Commercial banks	0.23
Commercial services & supplies	0.29
Communications equipment	0.22
Computers & peripherals	0.63
Construction materials	0.08
Consumer finance	0.02
Distributors	0.08
Diversified financial services	0.25
Diversified telecommunication services	0.02
Electric utilities	0.32
Electric equipment	0.08
Electronic equipment & instruments	0.22
Energy equipment & services	1.29
Food & staples retailing	0.35
Health care equipment & supplies	0.41
Health care providers & services	0.61
Hotels, restaurants & leisure	0.64
Household durables	0.06
Industrial conglomerates	0.42
Insurance	0.11
Internet & catalog retail	0.10
Internet software & services	0.03
IT services	0.50
Life sciences tools & services	0.21
Machinery	0.61
Media	0.31
Multi-utilities	0.16
Oil, gas & consumable fuels	0.44
Personal products	0.23
Pharmaceuticals	0.34
Real estate investment trusts (REITs)	0.06
Road & rail	0.16
Semiconductors & semiconductor equipment	0.37
Software	0.74
Specialty retail	0.09
Thrifts & mortgage finance	0.05
Trading companies & distributors	0.05
Wireless telecommunication services	0.66
Total US equities	12.92
International equities
Air freight & logistics	0.44
Airlines	0.18
Automobiles	0.68
Beverages	0.29
Capital markets	0.64%
Chemicals	0.12
Commercial banks	3.93
Commercial services & supplies	0.43
Communications equipment	0.80
Computers & peripherals	0.01
Construction & engineering	0.07
Construction materials	0.42
Consumer finance	0.08
Containers & packaging	0.07
Diversified consumer services	0.03
Diversified financial services	0.25
Diversified telecommunication services	1.41
Electric utilities	0.54
Electronic equipment & instruments	0.27
Energy equipment & services	0.20
Food & staples retailing	0.44
Food products	0.95
Health care equipment & supplies	0.08
Health care providers & services	0.12
Hotels, restaurants & leisure	0.23
Household durables	0.06
Household products	0.39
Industrial conglomerates	0.82
Insurance	2.21
Internet & catalog retail	0.07
IT services	0.35
Life sciences tools & services	0.22
Machinery	0.15
Marine	0.14
Media	0.86
Metals & mining	1.14
Multi-utilities	0.82
Office electronics	0.17
Oil, gas & consumable fuels	4.55
Paper & forest products	0.31
Pharmaceuticals	3.73
Real estate investment trusts (REITs)	0.08
Real estate management & development	0.10
Semiconductors & semiconductor equipment	0.32
Software	0.26
Specialty retail	0.34
Textiles, apparel & luxury goods	0.02
Tobacco	0.07
Trading companies & distributors	0.15
Water utilities	0.02
Wireless telecommunication services	1.09
Total international equities	31.12
Total equities	44.04

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Bonds US bonds US corporate bonds
Media	0.06%
Paper & forest products	0.21
Thrifts & mortgage finance	0.33
Total US corporate bonds	0.60
Asset-backed securities	1.81
Collateralized debt obligations	0.52
Commercial mortgage-backed securities	0.26
Mortgage & agency debt securities	0.59
US government obligations	1.18
Total US bonds	4.96
International bonds International corporate bonds
Diversified financial services	0.13
Media	0.22
Total international corporate bonds	0.35
International collateralized debt obligations	1.95
Total international bonds	2.30
Total bonds	7.26
Investment companies
iShares Russell Midcap Growth Index Fund	0.17
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.70
UBS U.S. Equity Alpha Relationship Fund	14.22
UBS U.S. Large Cap Equity Relationship Fund	12.91
UBS U.S. Large Cap Growth Equity Relationship Fund	9.63
Total investment companies	38.63
Rights	0.00 (2)
Short-term investments	5.87
Options purchased	0.03
Investment of cash collateral from securities loaned	2.19
Total investments	98.02
Cash and other assets, less liabilities	1.98
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

(2)  Amount represents less than 0.005%.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—44.04%
US equities—12.92%
Accenture Ltd., Class A	37,900	$1,543,288
Adobe Systems, Inc.*	28,700	1,130,493
Aetna, Inc.	20,800	843,024
Affiliated Computer Services, Inc., Class A*(1)	20,600	1,101,894
Aflac, Inc.	18,700	1,174,360
Allergan, Inc.	21,700	1,129,485
Amazon.com, Inc.*	24,400	1,789,252
American Electric Power Co., Inc.	32,900	1,323,567
American Tower Corp., Class A*	80,500	3,401,125
Amgen, Inc.*	28,200	1,329,912
Amphenol Corp., Class A	91,200	4,093,057
Analog Devices, Inc.	21,600	686,232
Apache Corp.	13,600	1,890,400
Arch Coal, Inc.	7,500	562,725
AT&T, Inc.	11,800	397,542
Bare Escentuals, Inc.*(1)	143,300	2,684,009
BE Aerospace, Inc.*	55,300	1,287,937
BorgWarner, Inc.	10,400	461,552
Burger King Holdings, Inc.(1)	71,100	1,904,769
Burlington Northern Santa Fe Corp.	29,200	2,916,788
Carnival Corp.	70,200	2,313,792
C.H. Robinson Worldwide, Inc.	16,900	926,796
C.R. Bard, Inc.	23,800	2,093,210
Cameron International Corp.*	49,400	2,734,290
Central European Distribution Corp.*	26,200	1,942,730
Cephalon, Inc.*	8,800	586,872
Chico's FAS, Inc.*	75,000	402,750
Citigroup, Inc.	169,000	2,832,440
CME Group, Inc.	1,700	651,423
Cognizant Technology Solutions Corp., Class A*	113,400	3,686,634
Comcast Corp., Class A	123,700	2,346,589
Complete Production Services, Inc.*	81,400	2,964,588
Constellation Brands, Inc., Class A*	152,700	3,032,623
Costco Wholesale Corp.	9,000	631,260
DaVita, Inc.*	48,600	2,582,118
Dell, Inc.*	162,800	3,562,064
Dick's Sporting Goods, Inc.*	69,700	1,236,478
Digital Realty Trust, Inc.(1)	26,300	1,075,933
Discover Financial Services(1)	28,300	372,711
Dril-Quip, Inc.*	24,900	1,568,700
Dun & Bradstreet Corp.	40,500	3,549,420
eBay, Inc.*	23,100	631,323
Ecolab, Inc.	47,600	2,046,324
ENSCO International, Inc.	44,800	3,617,152
Estee Lauder Cos., Inc.	35,200	1,635,040
Exelon Corp.	46,300	4,165,148
F5 Networks, Inc.*(1)	140,300	3,987,326
Fannie Mae	17,200	335,572

	Shares	Value
US equities—(continued)
FedEx Corp.	26,600	$2,095,814
Fifth Third Bancorp(1)	99,700	1,014,946
FirstEnergy Corp.	3,600	296,388
Fiserv, Inc.*	63,000	2,858,310
Flowserve Corp.	18,900	2,583,630
Fortune Brands, Inc.	16,300	1,017,283
Freddie Mac	33,200	544,480
Gaylord Entertainment Co.*(1)	43,800	1,049,448
General Electric Co.	212,300	5,666,287
Genzyme Corp.*	20,800	1,498,016
Halliburton Co.	40,500	2,149,335
Harsco Corp.	24,800	1,349,368
Hartford Financial Services Group, Inc.	12,500	807,125
Henry Schein, Inc.*	36,700	1,892,619
Hologic, Inc.*(1)	75,100	1,637,180
Illinois Tool Works, Inc.	83,000	3,943,330
Immucor, Inc.*(1)	90,700	2,347,316
Intel Corp.	40,300	865,644
International Game Technology	38,200	954,236
JPMorgan Chase & Co.	3,700	126,947
Lexmark International, Inc., Class A*	18,300	611,769
Life Time Fitness, Inc.*(1)	53,200	1,572,060
LKQ Corp.*(1)	82,200	1,485,354
Martin Marietta Materials, Inc.(1)	13,400	1,388,106
Masco Corp.	95,600	1,503,788
McDermott International, Inc.*	33,600	2,079,504
Medco Health Solutions, Inc.*	23,800	1,123,360
Medtronic, Inc.	29,300	1,516,275
Merck & Co., Inc.	52,900	1,993,801
MetroPCS Communications, Inc.*	79,200	1,402,632
Microchip Technology, Inc.(1)	62,100	1,896,534
Micron Technology, Inc.*	71,500	429,000
Micros Systems, Inc.*	81,300	2,478,837
Microsoft Corp.	29,900	822,549
Monsanto Co.	3,500	442,540
Morgan Stanley	58,600	2,113,702
MSC Industrial Direct Co.	20,700	913,077
Nasdaq OMX Group*(1)	32,800	870,840
National Oilwell Varco, Inc.*	35,000	3,105,200
NCR Corp.*	147,100	3,706,920
NetApp, Inc.*	81,500	1,765,290
Newfield Exploration Co.*	25,000	1,631,250
News Corp., Class A	45,300	681,312
NiSource, Inc.(1)	74,200	1,329,664
Nuance Communications, Inc.*(1)	159,900	2,505,633
Omnicom Group, Inc.	32,200	1,445,136
PACCAR, Inc.	14,000	585,620
Pediatrix Medical Group, Inc.*	41,200	2,028,276
Praxair, Inc.	20,300	1,913,072
Psychiatric Solutions, Inc.*	60,400	2,285,536
Quicksilver Resources, Inc.*	35,100	1,356,264
Red Hat, Inc.*	25,200	521,388
Royal Caribbean Cruises, Ltd.	26,000	584,220

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(continued)
US equities—(concluded)
Roper Industries, Inc.(1)	22,400	$1,475,712
SBA Communications Corp., Class A*	78,400	2,823,184
Sempra Energy	28,700	1,620,115
Smith International, Inc.	31,100	2,585,654
Solera Holdings, Inc.*	65,500	1,811,730
Southwestern Energy Co.*	55,200	2,628,072
Sprint Nextel Corp.	461,600	4,385,200
SPX Corp.	20,800	2,739,984
Starwood Hotels & Resorts Worldwide, Inc.	9,600	384,672
Strayer Education, Inc.(1)	8,000	1,672,560
Symantec Corp.*	222,000	4,295,700
SYSCO Corp.	210,500	5,790,856
TD Ameritrade Holding Corp.*	188,700	3,413,583
Teradata Corp.*	82,300	1,904,422
Tessera Technologies, Inc.*	62,300	1,019,851
Texas Roadhouse, Inc., Class A*(1)	72,700	652,119
Thermo Fisher Scientific, Inc.*	68,400	3,811,932
Time Warner, Inc.	34,600	512,080
UnitedHealth Group, Inc.	13,500	354,375
Varian Semiconductor Equipment Associates, Inc.*(1)	29,000	1,009,780
Viacom, Inc., Class B*	24,900	760,446
WABCO Holdings, Inc.	23,200	1,077,872
Waddell & Reed Financial, Inc.	39,600	1,386,396
Weatherford International Ltd.*	98,600	4,889,575
Wells Fargo & Co.	135,900	3,227,625
WMS Industries, Inc.*(1)	79,000	2,351,830
Wyeth	65,200	3,126,992
Xilinx, Inc.	37,800	954,450
Total US equities (cost $256,632,623)		236,615,695
International equities—31.12%
Australia—0.42%
National Australia Bank Ltd.	41,294	1,049,042
Qantas Airways Ltd.	195,921	570,972
QBE Insurance Group Ltd.	112,442	2,414,552
Rio Tinto Ltd.	22,337	2,901,511
Westpac Banking Corp.	35,558	681,754
		7,617,831
Austria—0.33%
Telekom Austria AG	274,324	5,951,712
Belgium—0.09%
Mobistar SA(1)	20,427	1,654,698
Bermuda—0.01%
Lancashire Holdings Ltd.	45,145	274,262
British Virgin Islands—0.02%
Dolphin Capital Investors Ltd.*	140,869	277,784

	Shares	Value
Canada—0.23%
Canadian Imperial Bank of Commerce	25,100	$1,380,906
Manulife Financial Corp.	10,400	363,699
Power Financial Corp.(1)	20,200	656,891
Toronto-Dominion Bank(1)	27,900	1,757,944
		4,159,440
Finland—0.76%
Nokia Oyj	423,457	10,327,368
Stora Enso Oyj, Class R(1)	214,626	2,013,991
Tietoenator Oyj(1)	55,094	1,146,739
UPM-Kymmene Oyj	29,108	476,622
		13,964,720
France—4.33%
AXA SA	300,623	8,926,738
BNP Paribas	116,422	10,547,119
Cap Gemini SA	4,054	238,973
Cie Generale de Geophysique-Veritas*	19,069	902,197
France Telecom SA	494,086	14,554,765
Societe Generale(1)	4,000	348,205
Suez SA	182,835	12,447,264
Technip SA	8,346	772,522
Total SA	320,903	27,384,319
Vivendi	84,503	3,206,402
		79,328,504
Germany—4.09%
Allianz SE	40,613	7,155,238
Bayerische Motoren Werke AG(1)	28,395	1,365,784
Celesio AG	54,406	1,968,456
Daimler AG	117,403	7,260,718
Deutsche Bank AG	27,970	2,415,449
Deutsche Post AG	111,694	2,919,220
Deutsche Postbank AG	26,202	2,300,309
Deutsche Telekom AG	198,033	3,242,648
E.ON AG	46,796	9,441,831
Gerresheimer AG	39,837	2,029,663
Henkel AG & Co KGaA, Preference shares	177,215	7,061,899
Metro AG	71,254	4,548,015
Muenchener Rueckversicherungs- Gesellschaft AG	31,284	5,480,122
SAP AG(1)	86,890	4,550,100
Siemens AG	92,328	10,251,198
Stada Arzneimittel AG	41,271	2,964,348
		74,954,998
Greece—0.10%
Alpha Bank AE	61,487	1,858,718
Hong Kong—0.09%
Esprit Holdings Ltd.	91,000	945,334
Sun Hung Kai Properties Ltd.	51,000	692,013
		1,637,347

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(continued)
International equities—(continued)
Ireland—0.96%
Anglo Irish Bank Corp. PLC	148,395	$1,390,161
Bank of Ireland	777,806	6,763,558
CRH PLC	217,085	6,391,463
Elan Corp. PLC*	35,700	1,242,194
Irish Life & Permanent PLC	75,725	788,079
Smurfit Kappa Group PLC*	129,937	1,074,041
		17,649,496
Italy—1.12%
ENI SpA	380,098	14,183,154
Intesa Sanpaolo SpA	1,058,872	6,047,554
Terna-Rete Elettrica Nazionale SpA(1)	54,432	230,534
		20,461,242
Japan—1.23%
Bank of Yokohama Ltd.	104,000	718,896
Canon, Inc.	35,400	1,820,257
Casio Computer Co., Ltd.	43,200	491,866
Daiwa Securities Group, Inc.	29,000	266,554
Funai Electric Co., Ltd.	4,600	117,832
Honda Motor Co., Ltd.	46,600	1,584,273
Japan Tobacco, Inc.	311	1,326,769
JFE Holdings, Inc.	19,500	982,483
Keyence Corp.	5,000	1,190,846
Komatsu Ltd.	42,300	1,179,150
Leopalace21 Corp.	24,300	347,846
Mitsui OSK Lines Ltd.	174,000	2,479,277
Mitsui Sumitomo Insurance Group Holdings, Inc.*	15,300	527,363
NTT DoCoMo, Inc.	220	323,211
Ricoh Co., Ltd.	76,000	1,371,343
Shin-Etsu Chemical Co., Ltd.	22,500	1,394,265
Sompo Japan Insurance, Inc.	93,000	874,078
Sumitomo Metal Industries Ltd.	297,000	1,306,201
Sumitomo Metal Mining Co., Ltd.	45,000	689,928
Sumitomo Mitsui Financial Group, Inc.	99	744,936
Sumitomo Trust & Banking Co., Ltd.	96,000	670,829
Toyota Motor Corp.	46,000	2,170,363
		22,578,566
Jersey (Channel Islands)—0.06%
Experian Group Ltd.	157,944	1,175,820
Luxembourg—0.79%
ArcelorMittal(1)	121,442	12,007,635
SES SA, FDR	93,925	2,380,871
		14,388,506
Netherlands—2.30%
Aegon NV	167,560	2,219,474

	Shares	Value
Netherlands—(concluded)
ASML Holding NV	241,146	$5,941,872
ING Groep NV CVA(1)	144,460	4,606,900
Koninklijke Philips Electronics NV	108,533	3,692,712
Ordina NV	19,947	268,203
Qiagen NV*(1)	99,000	1,992,870
Reed Elsevier NV	205,928	3,472,432
Royal Dutch Shell PLC, Class B	364,553	14,667,926
TNT NV	152,826	5,226,199
		42,088,588
Norway—0.24%
Norsk Hydro ASA	210,500	3,074,923
Petroleum Geo-Services ASA*	55,350	1,358,429
		4,433,352
Singapore—0.12%
DBS Group Holdings Ltd.	53,000	734,688
United Overseas Bank Ltd.	111,000	1,519,106
		2,253,794
Spain—0.58%
Banco Santander SA	573,602	10,539,267
Sweden—0.47%
Skandinaviska Enskilda Banken AB, Class A	62,300	1,158,598
Svenska Cellulosa AB, Class B	221,900	3,141,077
Telefonaktiebolaget LM Ericsson, Class B	414,400	4,321,218
		8,620,893
Switzerland—3.69%
Adecco SA	56,782	2,818,117
Credit Suisse Group AG	189,200	8,686,290
Holcim Ltd.	15,888	1,286,997
Nestle SA	236,080	10,667,567
Nobel Biocare Holding AG	46,937	1,532,787
Novartis AG	306,959	16,902,201
Roche Holding AG	142,398	25,648,507
		67,542,466
United Kingdom—9.09%
Aberdeen Asset Management PLC	156,872	414,017
Anite PLC	241,557	206,893
Ashtead Group PLC	395,467	504,135
Associated British Foods PLC	95,935	1,449,403
AstraZeneca PLC	160,488	6,847,289
Aviva PLC	503,821	5,027,715
Balfour Beatty PLC	131,818	1,115,887
Barclays PLC	1,200,233	6,968,844
BP PLC	2,185,733	25,392,658
BPP Holdings PLC	21,770	203,804
British Airways PLC*	627,223	2,689,192
British Polythene Industries PLC	40,487	197,578
British Sky Broadcasting Group PLC	383,933	3,609,558

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
International equities—(concluded)
United Kingdom—(continued)
Brixton PLC	311,326	$1,491,376
BT Group PLC	521,643	2,077,030
Carnival PLC	104,853	3,352,066
Cattles PLC	557,339	1,475,442
Centaur Media PLC	46,629	61,067
Centrica PLC	423,144	2,614,909
Computacenter PLC	35,947	86,100
Daily Mail & General Trust, Class A (Non-voting)	199,513	1,246,842
Diageo PLC	286,872	5,279,791
Dignity PLC	26,072	397,276
DSG International PLC	1,238,396	1,097,681
eaga PLC	62,400	135,478
Electrocomponents PLC	361,954	1,059,808
Enodis PLC	185,742	1,178,355
Entertainment Rights PLC*	458,314	68,467
Fenner PLC	53,436	258,375
Galliford Try PLC	231,600	174,145
GlaxoSmithKline PLC	657,713	14,581,031
HBOS PLC	839,691	4,616,206
Highway Insurance Group PLC	258,420	262,514
HMV Group PLC(1)	1,332,060	3,435,978
Home Retail Group PLC	301,407	1,308,779
HSBC Holdings PLC	265,410	4,101,056
IMI PLC	10,119	87,979
ITV PLC	1,125,688	1,002,264
Kesa Electricals PLC	176,217	555,454
Lamprell PLC	60,569	693,705
Leaf Clean Energy Co.*	351,856	676,315
Logica PLC	1,903,404	4,094,599
Lookers PLC	181,278	274,420
Monitise PLC*	915,512	209,710
Northern Foods PLC	689,075	844,108
Old Mutual PLC	463,075	855,965
PayPoint PLC	54,639	647,555
Phoenix IT Group Ltd.	57,979	346,456
Premier Farnell PLC	549,069	1,930,315
Premier Farnell PLC, Preferred	26,309	713,999
Prudential PLC	428,429	4,548,442
Psion PLC	84,183	199,539
Quintain Estates & Development PLC	41,995	157,467
Regus Group PLC	898,303	1,449,321
Rentokil Initial PLC	566,350	1,119,624
Restaurant Group PLC	140,844	350,675
Royal Bank of Scotland Group PLC	1,426,360	6,108,356
Safestore Holdings PLC	101,554	299,881
Severn Trent PLC	17,077	436,750
SMG PLC*	2,442,385	668,919
Southern Cross Healthcare Ltd.	56,314	145,820
Speedy Hire PLC	30,283	344,423
Taylor Nelson Sofres PLC	10,269	47,505

	Shares		Value
United Kingdom—(concluded)
Ted Baker PLC		53,161	$437,321
Tesco PLC		484,566	3,564,420
Tomkins PLC		356,629	1,072,631
Travis Perkins PLC		17,995	192,837
TUI Travel PLC		137,420	561,126
Tullow Oil PLC		93,100	1,770,964
Unilever PLC		145,519	4,141,985
Vectura Group PLC*		186,729	167,371
Vodafone Group PLC		6,048,461	17,969,036
Wolseley PLC		217,880	1,633,951
Yule Catto & Co. PLC		333,625	820,696
Zetar PLC*		60,419	379,089
			166,507,738
Total international equities (cost $620,842,735)			569,919,742
Total equities (cost $877,475,358)			806,535,437
	Face amount
Bonds—7.26%
US bonds—4.96%
US corporate bonds—0.60%
Boise Cascade LLC, 7.125%, due 10/15/14		$4,778,000	3,822,400
Truvo Subsidiary Corp., 8.500%, due 12/01/14(1)	EUR	1,050,000	1,157,221
Washington Mutual Bank, 4.500%, due 08/25/08		$6,200,000	6,057,705
Total US corporate bonds (cost $12,319,891)			11,037,326
Asset-backed securities—1.81%
American Express Credit Account Master Trust, Series 04-4, Class A, 2.561%, due 03/15/12(2)		1,280,000	1,275,173
AmeriCredit Automobile Receivables Trust, Series 08-AF, Class A2A, 4.470%, due 01/12/12		1,950,000	1,949,925
Capital Auto Receivables Asset Trust, Series 08-2, Class A2B, 3.391%, due 03/15/11(2)		1,250,000	1,254,486
Capital One Multi-Asset Execution Trust, Series 03-A4, Class A4, 3.650%, due 07/15/11		2,000,000	2,002,816
Capital One Prime Auto Receivables Trust, Series 07-1, Class A3, 5.470%, due 06/15/11		1,900,000	1,931,768

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(continued)
Chase Manhattan Auto Owner Trust, Series 06-B, Class A3, 5.130%, due 05/15/11	$2,082,905	$2,102,907
CNH Equipment Trust, Series 07-C, Class A3B, 3.421%, due 12/15/11(2)	400,000	401,066
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(2)	1,500,000	650,290
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(2),(3)	82,102	22,989
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFA, Class A3, 2.603%, due 09/25/26(2)	5,381,537	1,709,220
Series 06-FFB, Class A2, 2.613%, due 12/25/26(2)	3,196,730	959,019
GSAMP Trust, Series 06-S2, Class A3, 5.628%, due 01/25/36(4)	1,500,000	225,000
Series 06-S5, Class A2, 5.658%, due 09/25/36(4)	298,021	44,703
Series 05-S1, Class B1, 6.708%, due 12/25/34(4)	1,000,573	5,003
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 2.583%, due 03/25/37(2)	2,835,363	595,426
Series 06-3, Class A1, 5.472%, due 09/25/36(2)	1,222,517	429,409
Series 06-5, Class A1, 5.500%, due 01/25/37(4)	2,180,489	675,952
Series 06-4, Class A1, 5.671%, due 11/25/36(4)	2,334,611	723,729
Honda Auto Receivables Owner Trust, Series 05-1, Class A4, 3.820%, due 05/21/10	815,887	817,090
MBNA Credit Card Master Note Trust, Series 06-A1, Class A1, 4.900%, due 07/15/11	1,100,000	1,111,116
Merrill Auto Trust Securitization, Series 07-1, Class A4, 2.531%, due 12/15/13(2)	2,000,000	1,952,855
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(2)	1,891,961	1,664,926

	Face amount		Value
Asset-backed securities—(concluded)
Merrill Lynch Mortgage Investors, Inc., Series 06-SL2, Class A, 2.633%, due 05/25/37(2)		$5,036,259	$2,115,229
Series 05-SL3, Class B1, 3.683%, due 07/25/36(2)		1,350,000	16,531
Series 04-SL2, Class B4, 9.608%, due 06/25/35(2),(3)		1,327,382	33,184
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 2.613%, due 08/25/36(2)		2,443,576	1,099,609
Series 06-14SL, Class A1, 2.643%, due 11/25/36(2)		1,958,161	783,264
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 2.653%, due 08/25/36(2)		2,215,407	487,390
Peco Energy Transition Trust, Series 00-A, Class A3, 7.625%, due 03/01/10		1,887,549	1,935,370
SACO I Trust, Series 06-3, Class A1, 2.663%, due 04/25/36(2)		2,898,900	1,117,946
Series 06-5, Class 1A, 2.633%, due 04/25/36(2)		1,687,980	503,904
Series 06-5, Class 2A1, 2.633%, due 05/25/36(2),(5)		3,254,922	869,730
Volkswagen Auto Loan Enhanced Trust, Series 08-1, Class A2, 3.710%, due 04/20/11		1,675,000	1,679,387
Total asset-backed securities (cost $48,357,369)			33,146,412
Collateralized debt obligations—0.52%
Cent CDO Ltd., Series 06-12A, Class INC, due 11/18/20(5),(6)		2,000,000	961,440
Colts, Series 07-1, due 03/20/21(3),(5),(6)		1,700,000	473,433
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22(3),(5),(6)		2,600,000	1,665,040
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22(3),(5),(6)		2,400,000	1,200,000
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23(3),(5),(6)	EUR	2,000,000	1,684,032

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Collateralized debt obligations—(concluded)
Shasta CLO I Ltd., due 04/20/21(3),(5),(6)	$6,000,000	$3,480,000
Total collateralized debt obligations (cost $16,794,750)		9,463,945
Commercial mortgage-backed securities—0.26%
Banc of America Large Loan, Inc., Series 05-MIB1, Class A2, 2.681%, due 03/15/22(2),(3)	2,000,000	1,905,472
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.962%, due 03/18/49(2),(3)	750,000	514,805
GS Alternative Mortgage Product II, Series 06-CC1, Class A, 5.499%, due 03/21/46(2),(3)	366,127	261,963
Series 07-GKK1, Class A1, 5.700%, due 12/20/49(2),(3)	475,000	285,380
Merrill Lynch Mortgage Investors, Inc., Series 06-A1, Class M3, 5.956%, due 03/25/36(2)	1,665,141	69,370
Wachovia Auto Loan Owner Trust, Series 06-1, Class A3, 5.100%, due 07/20/11(3)	1,683,562	1,693,533
Total commercial mortgage- backed securities (cost $4,649,379)		4,730,523
Mortgage & agency debt securities—0.59%
Adjustable Rate Mortgage Trust, Series 05-4, Class CB4, 5.437%, due 08/25/35(2),(3)	984,925	78,794
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(2)	3,574,985	1,815,704
Bank of America Alternative Loan Trust, Series 06-9, Class B2, 6.250%, due 01/25/37	870,678	78,361
Bear Stearns Alt-A Trust, Series 06-4, Class 3B2, 6.264%, due 07/25/36(2)	8,429,303	250,245
Citicorp Mortgage Securities, Inc., Series 06-3, Class B1, 5.944%, due 06/25/36(2)	340,789	187,434

	Face amount	Value
Mortgage & agency debt securities—(continued)
Citigroup Mortgage Loan Trust, Inc., Series 06-AR6, Class 1B1, 6.058%, due 08/25/36(2)	$3,987,510	$782,124
Countrywide Alternative Loan Trust, Series 06-45T1, Class M1, 6.000%, due 02/25/37	643,507	137,086
Series 06-26CB, Class M1, 6.500%, due 09/25/36	1,230,607	147,673
Credit Suisse Mortgage Capital Certificates, Series 06-4, Class CB1, 5.753%, due 05/25/36(2)	710,263	106,539
Series 06-7, Class B1, 6.317%, due 08/25/36(2)	742,658	129,965
Federal Home Loan Mortgage Corp. Gold Pools, # M80817, 4.000%, due 05/01/10	1,325,492	1,321,557
GSR Mortgage Loan Trust, Series 06-5F, Class B1, 6.198%, due 06/25/36(2)	977,151	293,756
IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class B1, 5.820%, due 03/25/37(2)	448,393	179,357
IndyMac INDX Mortgage Loan Trust, Series 06-AR25, Class B1, 6.262%, due 09/25/36(2)	2,584,778	227,160
Series 06-AR19, Class 1B2, 6.384%, due 08/25/36(2)	2,387,372	114,976
Residential Accredit Loans, Inc., Series 05-QA10, Class M3, 5.647%, due 09/25/35(2)	983,681	79,346
Series 06-QS5, Class M1, 6.000%, due 05/25/36	1,950,196	297,288
Residential Funding Mortgage Securities I, Series 06-SA4, Class M1, 6.115%, due 11/25/36(2)	1,899,747	189,975
Structured Adjustable Rate Mortgage Loan Trust, Series 05-7, Class B11, 5.641%, due 04/25/35(2)	1,689,884	796,985
Series 07-1, Class B1II, 6.284%, due 02/25/37(2)	2,012,384	612,469
Series 06-7, Class B1II, 6.456%, due 08/25/36(2)	2,494,665	727,444
WaMu Mortgage Pass- Through Certificates, Series 06-AR16, Class LB1, 5.617%, due 12/25/36(2)	474,571	223,288

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
US bonds—(concluded)
Mortgage & agency debt securities—(concluded)
Series 06-AR16, Class 3B1, 5.691%, due 12/25/36(2)		$1,299,182	$412,477
Series 07-HY1, Class 3B1, 5.881%, due 02/25/37(2)		1,757,884	539,495
Wells Fargo Mortgage Backed Securities Trust, Series 06-18, Class B1, 6.000%, due 12/26/36		1,284,262	727,213
Series 07-3, Class CRB1, 6.000%, due 04/25/37		545,408	190,566
Series 06-AR12, Class 2B1, 6.099%, due 09/25/36(2)		373,769	130,819
Total mortgage & agency debt securities (cost $8,356,051)			10,778,096
US government obligations—1.18%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 01/15/09 (cost $21,624,506)		20,954,080	21,625,260
Total US bonds (cost $112,101,946)			90,781,562
International bonds—2.30%
International corporate bonds—0.35%
Luxembourg—0.35%
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	1,721,000	2,289,636
Lighthouse International Co. SA, 8.000%, due 04/30/14		3,500,000	4,105,379
Total international corporate bonds (cost $7,400,846)			6,395,015
International collateralized debt obligations—1.95%
Cayman Islands—0.55%
Avenue CLO Fund Ltd., Series 06-4I, Class SUB due 11/07/18(5),(6)		$2,625,000	1,181,250
Series 07-5I, Class SUB due 04/25/19(5),(6)		2,200,000	990,000
Babson CLO Ltd., Series 07-1A, Class INC due 01/18/21(3),(5),(6)		1,500,000	630,000
Callidus Debt Partners Fund Ltd., Series 5A, Class INC due 11/20/20(3),(5),(6)		2,000,000	860,000
Emerson Place CLO Ltd., Series 06-1A, Class SUB due 01/15/19(3),(5),(6)		2,750,000	1,320,000
FM Leveraged Capital Fund II, due 11/20/20(3),(5),(6)		5,300,000	2,301,361

	Face amount		Value
Cayman Islands—(concluded)
GSC Partners CDO Fund Ltd., due 11/20/16(3),(5),(6)		$650,000	$302,250
Series 07-8A, Class SUB due 04/17/21(3),(5),(6)		1,500,000	690,000
Harbourview CLO VI Ltd., Series 6A, Class SUB due 12/27/19(3),(5),(6)		1,200,000	816,000
LNR CDO Ltd., Series 06-1A, Class FFX 7.592%, due 05/28/43(3),(5)		8,000,000	960,000
Logan CDO Ltd., Series III-A, Class E 17.688%, due 07/05/57(2),(3),(5)		2,000,000	0
			10,050,861
Ireland—0.43%
Avoca CLO I BV, Series VI-A, Class M due 01/16/23(3),(5),(6)	EUR	2,000,000	1,764,959
Eurocredit CDO BV, Series VI-X, Class SUB due 01/16/22(5),(6)		4,500,000	6,056,279
			7,821,238
Luxembourg—0.15%
Ashwell Rated SA, due 12/22/77(3),(5),(6)	GBP	3,350,000	667,270
GSC European CDO SA, Series I-RA, Class SUB due 12/15/22(3),(5),(6)	EUR	2,400,000	2,191,634
			2,858,904
Netherlands—0.82%
Ares Euro CLO BV, Series 07-1A, Class G1 due 05/15/24(5),(6)		1,400,000	1,565,003
Cadogan Square CLO BV, Series 3A, Class M 12.069%, due 01/17/23(2),(3),(5)		2,000,000	2,380,883
Grosvenor Place CLO BV, Series II-A, Class SUB 7.500%, due 03/28/23(3),(5)		3,250,000	3,377,195
Harbourmaster CLO Ltd., Series 7A, Class C due 09/22/22(3),(5),(6)		3,000,000	3,353,578
Highlander Euro CDO, Series 06-2CA, Class F1 due 12/14/22(5),(6)		3,000,000	2,597,843
Queen Street CLO, Series 06-1A, Class F due 04/15/23(5),(6)		1,900,000	1,703,634
			14,978,136
Total international collateralized debt obligations (cost $65,433,187)			35,709,139

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

			Value
Bonds—(concluded)
International bonds—(concluded)
Total international bonds (cost $72,834,033)			$42,104,154
Total bonds (cost $184,935,979)			132,885,716
	Shares
Investment companies—38.63%
iShares Russell Midcap Growth Index Fund		28,585	3,026,580
UBS Opportunistic Emerging Markets Debt Relationship Fund(7)		2,615,329	31,123,202
UBS U.S. Equity Alpha Relationship Fund(7)		23,543,188	260,446,522
UBS U.S. Large Cap Equity Relationship Fund(7)		12,634,439	236,295,588
UBS U.S. Large Cap Growth Equity Relationship Fund(7)		14,436,359	176,426,742
Total investment companies (cost $658,195,849)			707,318,634
	Number of rights
Rights—0.00%(8)
United Kingdom —0.00%(8)
Barclays PLC, expires 07/17/08*(9)		257,192	0
HBOS PLC, expires 07/18/08*		335,876	71,919
Total rights (cost $0)			71,919
	Face amount
Short-term investments—5.87%
Certificates of deposit—1.09%
Royal Bank of Scotland PLC, 5.500%, due 01/20/09 (cost $19,716,697)	GBP	10,000,000	19,938,418

	Units	Value
Investment company—4.78%
UBS Cash Management Prime Relationship Fund, 2.70%(7),(10) (cost $87,629,852)	87,629,852	$87,629,852
Total short-term investments (cost $107,346,549)		107,568,270
	Number of contracts
Options purchased—0.03%
Call options—0.03%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*	2,057	323,864
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 97.00, expires December 2009*	1,600	314,890
3 Month Sterling Interest Rate Futures, strike @ GBP 95.00, expires September 2008*	1,349	0
Total options purchased (cost $2,577,660)		638,754
	Shares
Investment of cash collateral from securities loaned—2.19%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(7),(10) (cost $40,016,466)	40,016,466	40,016,466
Total investments—98.02% (cost $1,870,547,861)		1,795,035,196
Cash and other assets, less liabilities—1.98%		36,501,203
Net assets—100.00%		$1,831,536,399

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $1,997,199,630; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$50,351,101
Gross unrealized depreciation	(252,515,535)
Net unrealized depreciation	$(202,164,434)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2008.

(2)  Floating rate security—The interest rate shown is the current rate as of June 30, 2008.

(3)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and maybe resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $34,913,755 or 1.91% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(5)  Security is illiquid. At June 30, 2008, the value of these securities amounted to $46,075,998 or 2.52% of net assets.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(7)  Investment in affiliated mutual fund.

(8)  Amount represents less than 0.005%.

(9)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(10)  The rate shown reflects the yield at June 30, 2008.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

FDR  Fiduciary depository receipt

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Ashwell CDO SA, due 12/22/77	01/29/07	$1,290,000	0.07%	$301,659	0.02%
due 12/22/77	08/07/07	1,835,535	0.10	365,611	0.02
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,000,000	0.11	1,764,959	0.10
Babson CLO Ltd., Series 07-1A, Class INC due 01/18/21	02/02/07	1,425,000	0.08	630,000	0.03

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Cadogan Square CLO BV, Series 3A, Class M 12.069%, due 01/17/23	12/01/06	$1,900,000	0.10%	$2,380,883	0.13%
Callidus Debt Partners Fund Ltd., Series 5A, Class INC due 11/20/20	11/01/06	1,900,000	0.10	860,000	0.05
Colts, Series 07-1, due 03/20/21	02/09/07	1,615,000	0.09	473,433	0.03
Emerson Place CLO Ltd., Series 06-1A, Class SUB, due 01/15/19	11/03/06	2,447,500	0.13	1,320,000	0.07
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.29	2,301,361	0.13
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22	02/27/07	2,600,000	0.14	1,665,040	0.09
Grosvenor Place CLO BV, Series II-A, Class SUB 7.500%, due 03/28/23	12/15/06	3,217,500	0.18	3,377,195	0.18
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	2,400,000	0.13	2,191,634	0.12
GSC Partners CDO Fund Ltd., due 11/20/16	02/07/07	598,000	0.03	302,250	0.02
Series 07-8A, Class SUB due 04/17/21	02/28/07	1,393,350	0.08	690,000	0.04
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.06	816,000	0.04
Harbourmaster CLO Ltd., Series 7A, Class C due 09/22/22	10/31/06	2,850,000	0.16	3,353,578	0.18
LNR CDO Ltd., Series 06-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	0.44	960,000	0.05
Logan CDO Ltd., Series III-A, Class E, 17.688%, due 07/05/57	06/08/07	2,000,000	0.11	0	0.00
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.13	1,200,000	0.07
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23	09/25/06	2,000,000	0.11	1,684,032	0.09
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,700,000	0.31	3,480,000	0.19
		$54,137,941	2.95%	$30,117,635	1.65%

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	49,325,000	USD	46,089,280	12/01/08	$(247,995)
Australian Dollar	31,480,000	NZD	39,305,928	12/01/08	(325,951)
Brazilian Real	36,600,000	USD	21,076,879	08/20/08	(1,471,822)
Canadian Dollar	173,270,000	USD	175,587,758	12/01/08	5,939,906
Euro	568,250,000	USD	886,001,194	12/01/08	(1,674,133)
Great Britain Pound	252,031,047	USD	490,508,820	12/01/08	(5,607,854)
Hong Kong Dollar	106,975,000	USD	13,760,966	12/01/08	6,277
Japanese Yen	2,596,900,000	USD	24,254,226	12/01/08	(420,310)
Latvian Lat	18,280,000	EUR	25,261,180	04/07/09	(387,457)
New Zealand Dollar	183,725,000	USD	140,310,783	12/01/08	3,602,439
New Taiwan Dollar	1,529,400,000	USD	50,372,176	08/20/08	(214,601)
Singapore Dollar	25,845,000	USD	19,116,125	12/01/08	(7,926)
Swiss Franc	22,070,000	USD	21,011,844	12/01/08	(620,537)
Swiss Franc	16,810,000	USD	16,490,011	12/01/08	13,332
United States Dollar	27,289,598	CAD	26,910,000	12/01/08	(942,142)
United States Dollar	172,351,553	CHF	177,130,000	12/01/08	1,266,189
United States Dollar	92,084,972	EUR	59,455,000	12/01/08	790,940
United States Dollar	18,796,875	EUR	12,030,000	12/01/08	(4,558)
United States Dollar	74,049,963	GBP	38,150,000	12/01/08	1,047,337
United States Dollar	7,561,810	GBP	3,800,000	07/10/08	2,356
United States Dollar	13,769,468	HKD	106,975,000	12/01/08	(14,779)
United States Dollar	149,992,172	JPY	15,329,200,000	12/01/08	(4,341,242)
United States Dollar	19,699,914	LVL	9,125,000	04/07/09	65,136
United States Dollar	31,405,075	MXN	334,150,000	12/01/08	300,386
United States Dollar	42,493,923	MYR	136,363,000	08/20/08	(752,916)
United States Dollar	43,725,838	SAR	162,870,000	10/22/08	(228,929)
United States Dollar	134,661,468	SEK	804,710,000	12/01/08	(2,187,525)
United States Dollar	71,256,065	SGD	96,185,000	12/01/08	(83,818)
United States Dollar	174,261,438	TWD	5,332,400,000	08/20/08	2,114,219
United States Dollar	43,058,980	ZAR	349,260,000	12/01/08	(257,716)
Net unrealized depreciation on forward foreign currency contracts					$(4,643,694)

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

LVL  Latvian Lat

MXN  Mexican Peso

MYR  Malaysian Ringgit

NZD  New Zealand Dollar

SAR  Saudi Arabian Riyal

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 329 contracts (USD)	September 2008	$69,470,910	$69,485,828	$14,918
5 Year US Treasury Notes, 173 contracts (USD)	September 2008	18,831,600	19,125,961	294,361
10 Year US Treasury Notes, 1,065 contracts (USD)	September 2008	118,669,923	121,326,797	2,656,874
US treasury futures sell contracts:
2 Year US Treasury Notes, 1,107 contracts (USD)	September 2008	(232,035,168)	(233,801,859)	(1,766,691)
5 Year US Treasury Notes, 945 contracts (USD)	September 2008	(102,694,845)	(104,474,180)	(1,779,335)
10 Year US Treasury Notes, 710 contracts (USD)	September 2008	(80,761,378)	(80,884,531)	(123,153)
Index futures buy contracts:
Amsterdam Exchanges Index, 1,187 contracts (EUR)	July 2008	166,002,285	159,265,285	(6,737,000)
FTSE 100 Index, 791 contracts (GBP)	September 2008	90,994,582	88,987,253	(2,007,329)
IBEX 35 Index, 9 contracts (EUR)	July 2008	1,815,649	1,693,888	(121,761)
NIKKEI 225 Index, 331 contracts (JPY)	September 2008	44,239,672	41,988,699	(2,250,973)
S&P MIB Index, 207 contracts (EUR)	September 2008	48,696,440	48,358,696	(337,744)
Index futures sell contracts:
CAC 40 Euro Index, 1,057 contracts (EUR)	July 2008	(77,743,339)	(73,956,766)	3,786,573
DAX Index, 501 contracts (EUR)	September 2008	(135,822,628)	(127,785,511)	8,037,117
Dow Jones Euro STOXX 50 Index, 1,283 contracts (EUR)	September 2008	(69,353,253)	(68,276,654)	1,076,599
FTSE/JSE Top 40 Index, 2,019 contracts (ZAR)	September 2008	(76,339,184)	(75,306,379)	1,032,805
Hang Seng China Enterprises Index, 904 contracts (HKD)	July 2008	(70,920,816)	(68,954,311)	1,966,505
Hang Seng Stock Index, 241 contracts (HKD)	July 2008	(35,114,341)	(34,184,616)	929,725
MSCI Singapore Index, 240 contracts (SGD)	July 2008	(12,899,658)	(12,640,770)	258,888
MSCI Taiwan Index, 288 contracts (USD)	July 2008	(8,569,152)	(8,280,000)	289,152
OMXS 30 Index, 1,371contracts (SEK)	July 2008	(21,773,223)	(19,634,659)	2,138,564
S&P MIB Index, 1,709 contracts (USD)	September 2008	(148,500,184)	(140,343,080)	8,157,104
S&P Toronto Stock Exchange 60 Index, 1,216 contracts (CAD)	September 2008	(210,381,240)	(206,590,017)	3,791,223
SFE SPI 200 Index, 818 contracts (AUD)	September 2008	(104,607,877)	(101,805,611)	2,802,266
S&P 500 Index, 920 contracts (USD)	September 2008	(310,002,291)	(294,653,000)	15,349,291
Interest rate futures buy contracts:
Australian 10 Year Bond, 2,004 contracts (AUD)	September 2008	179,292,835	182,354,577	3,061,742
Euro-Bund Futures, 933 contracts (EUR)	September 2008	164,834,979	162,423,112	(2,411,867)
30 Day Fed Fund Futures, 600 contracts (USD)	May 2009	243,345,759	242,794,422	(551,337)
90 Day Euro-Dollar Futures, 672 contracts (USD)	June 2009	162,043,167	162,069,600	26,433
Interest rate futures sell contracts:
Canadian 10 Year Bond, 1,464 contracts (CAD)	September 2008	(169,595,204)	(168,653,604)	941,600
30 Day Fed Fund Futures, 600 contracts (USD)	July 2008	(245,076,803)	(244,994,598)	82,205
Japanese 10 Year Bond, 286 contracts (JPY)	September 2008	(361,027,240)	(364,822,715)	(3,795,475)
Net unrealized appreciation on futures contracts				$34,811,280

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2008

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $117,869,228.

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

SEK   Swedish Krona

SGD   Singapore Dollar

USD   United States Dollar

ZAR   South African Rand

Options written

UBS Dynamic Alpha Fund had the following open options written as of June 30, 2008:

	Expiration date	Premiums received	Value
Put options written
90 Day Euro-Dollar Interest Rate Futures, 220 contracts, strike @ USD 97.00	September 2008	$131,652	$70,125

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS Global Allocation Fund (the "Fund") declined 8.43% (Class A shares declined 13.46% after the deduction of the maximum sales charge), while Class Y shares declined 8.20%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 3.63% over the same time period. For comparison purposes, the MSCI World Free Index (net US) and the Russell 3000 Index declined 10.39% and 12.69%, respectively, and the Citigroup World Government Bond Index (WGBISM) returned 17.00% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 27; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance was primarily due to security selection, with market allocation holding the Fund back slightly as well. Currency positioning was positive for the period.

Portfolio performance summary(1)

What worked

•  The Fund's underweight to emerging markets equities and select developed markets contributed positively to performance.

•  After significant outperformance, our research indicated that emerging markets equities were overvalued. We began underweighting these markets in October of 2007, and benefited when they subsequently declined.

•  We also underweighted developed equity markets, including Germany, Australia and Japan, which showed weakness during the period.

•  Successful security selection in the US growth equity component of the Fund generated positive results. The Fund was overweight to health care, information technology and energy stocks relative to the Index. Stocks, particularly in the oil, gas and consumable fuels group, posted strong performance during the year.

•  Our positions in high yield bonds increased in value during the period. Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals, as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, the potential for a marked increase in defaults or credit risk has also been more than amply priced in, making these valuations even more attractive. Thus, throughout the credit crisis, we have tactically added to the Fund's high yield debt positioning, which has contributed positively to performance.

•  The Fund's positioning against the carry trade contributed positively to performance. During the period, we favored lower-yielding "safe haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund was underweight high yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, as we viewed these currencies to be overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a quick and sharp unwinding of carry trade positions. (A carry trade is a strategy in which an investor sells a certain currency with a

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Allocation Fund

relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

What didn't work

•  At the asset class level, an overweight to equities, particularly in the US and the UK, detracted from performance when the broad equity market declined during the year. Our research tells us that US equities are priced below fair value by 25%. Therefore, we held an overweight to this asset class. Equity positions in Belgium and the Netherlands detracted from performance, as well.

•  Within the US equity component an overweight to financials—particularly banks—and an underweight to energy hurt Fund performance.

•  Though financial stocks did not perform as well as we expected, we continue to overweight them. In general, we are finding very attractive valuations within financials. In fact, according to our research, the sector as a whole now appears to be more than 40% underpriced—a degree of mispricing that we have only seen during the latter part of 1990 and at the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe that the environment will eventually improve, and could be reflected in stock prices more quickly than the market expects.

•  With the exception of the energy names held in the US growth equity component of the Fund's portfolio, an underweight to the energy sector, particularly energy reserves, had a negative impact on performance.

•  The Fund's bond market positioning was a negative contributor to performance for the period. Our valuation models indicated that worldwide bond markets were expensive, so the Fund held underweights to several bond markets. Unfortunately, as global growth prospects tapered and investors worldwide fled to the safest investments, sovereign bonds rallied during the period, causing the Fund to underperform.

•  Issue selection within the US fixed income component was a driving force behind the Fund's underperformance. Issue selection in non-agency mortgage-backed securities detracted from performance in the wake of the slowing real estate market and problems in the credit markets.

•  On the currency side, the Fund's underweight to the euro detracted from returns when it strengthened during the period. The euro, a high yielding currency, has been quite resilient to the problems in credit markets, and the decrease in both investor risk appetite and sentiment.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Allocation Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-8.43%	8.66%	6.17%	6.33%
maximum sales charge	Class B(3)	-9.14	7.80	N/A	7.18
	Class C(4)	-9.15	7.83	N/A	7.26
	Class Y(5)	-8.20	8.95	6.42	8.24
After deducting maximum	Class A(2)	-13.46	7.44	5.57	5.78
sales charge	Class B(3)	-13.39	7.50	N/A	7.18
	Class C(4)	-10.00	7.83	N/A	7.26
Russell 3000 Index(6)		-12.69	8.38	3.51	9.65
MSCI World Free Index (net US)(7)		-10.39	12.32	4.46	8.64
Citigroup World Government Bond Index (WGBI)SM(8)		17.00	6.39	6.54	6.48
GSMI Mutual Fund Index(9)		-3.63	10.05	5.78	8.67

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.15% and 1.15%; Class B—1.95% and 1.95%; Class C—1.92% and 1.92%; Class Y—0.90% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

(1)  Inception date of UBS Global Allocation Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/13/01 and 11/22/01, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is 08/31/92.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market. Investors should note that indices do not reflect fees and expenses.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

(8)  The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect fees and expenses.

(9)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global), 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net US), the Citigroup World Government Bond Index (WGBI)SM and the GSMI Mutual Fund Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs.
Russell 3000 Index, MSCI World Free Index (net US), Citigroup World Government Bond Index (WGBI)SM and GSMI Mutual Fund Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Allocation Fund Class Y vs.
Russell 3000 Index, MSCI World Free Index (net US), Citigroup World Government Bond Index (WGBI)SM and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Intel Corp.	1.4%
Wyeth	1.3
Halliburton Co.	1.2
General Electric Co.	1.1
Wells Fargo & Co.	1.0
Baker Hughes, Inc.	1.0
Burlington Northern Santa Fe Corp.	1.0
Microsoft Corp.	1.0
Comcast Corp., Class A	1.0
Total S.A.	0.8
Total	10.8%

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.9%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18	0.8
US Treasury Notes, 4.750%, due 08/15/17	0.7
US Treasury Bonds, 4.750%, due 02/15/37	0.6
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 04/15/11	0.4
Federal National Mortgage Association, 5.000%, TBA	0.4
US Treasury Notes, 1.750%, due 03/31/10	0.4
Federal Home Loan Bank, 4.625%, due 11/19/10	0.3
Government of Spain, 6.150%, due 01/31/13	0.3
Federal National Mortgage Association Pools, # 835227, 5.000%, due 08/01/20	0.2
Total	5.0%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
United States	52.3%
Japan	4.3
United Kingdom	4.1
Germany	2.9
Switzerland	2.8
Total	66.4%

(1)  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Equities US equities
Aerospace & defense	0.43%
Air freight & logistics	0.75
Airlines	0.27
Auto components	1.12
Automobiles	0.27
Beverages	0.39
Biotechnology	1.00
Building products	0.49
Capital markets	1.13
Chemicals	0.27
Commercial banks	1.69
Communications equipment	0.43
Computers & peripherals	1.15
Consumer finance	0.39
Diversified financial services	0.82
Electric utilities	1.25
Energy equipment & services	2.57
Food & staples retailing	0.44
Food products	0.03
Health care equipment & supplies	1.57
Health care providers & services	1.18
Hotels, restaurants & leisure	1.70
Household durables	0.47
Household products	0.08
Industrial conglomerates	1.06
Insurance	1.51
Internet & catalog retail	0.16
Internet software & services	0.30
IT services	0.72
Life sciences tools & services	0.27
Machinery	1.62
Media	2.26
Metals & mining	0.08
Multi-utilities	0.65
Multiline retail	0.05
Oil, gas & consumable fuels	2.78
Pharmaceuticals	3.68
Real estate management & development	0.04
Road & rail	1.33
Semiconductors & semiconductor equipment	2.73
Software	1.78
Specialty retail	0.21
Textiles, apparel & luxury goods	0.20
Thrifts & mortgage finance	0.33
Wireless telecommunication services	0.77
Total US equities	42.42
International equities
Aerospace & defense	0.14
Air freight & logistics	0.12
Airlines	0.19
Automobiles	0.71
Capital markets	0.54
Chemicals	0.82%
Commercial banks	2.95
Commercial services & supplies	0.20
Communications equipment	0.47
Construction & engineering	0.06
Construction materials	0.24
Diversified telecommunication services	0.40
Electric utilities	0.35
Electronic equipment & instruments	0.12
Energy equipment & services	0.21
Food & staples retailing	0.45
Food products	0.83
Gas utilities	0.40
Health care equipment & supplies	0.24
Household products	0.27
Industrial conglomerates	0.36
Insurance	1.30
Machinery	0.52
Marine	0.20
Media	0.47
Metals & mining	1.03
Multi-utilities	0.37
Office electronics	0.35
Oil, gas & consumable fuels	1.58
Pharmaceuticals	1.27
Real estate management & development	0.47
Road & rail	0.22
Semiconductors & semiconductor equipment	0.30
Software	0.18
Specialty retail	0.30
Tobacco	0.30
Trading companies & distributors	0.49
Wireless telecommunication services	0.87
Total international equities	20.29
Total equities	62.71
Bonds US bonds US corporate bonds
Consumer finance	0.17
Diversified financial services	0.12
Road & rail	0.02
Total US corporate bonds	0.31
Asset-backed securities	0.24
Collateralized debt obligations	0.14
Commercial mortgage-backed securities	1.41
Mortgage & agency debt securities	4.61
Stripped mortgage-backed securities	0.02
US government obligations	3.12
Total US bonds	9.85
International bonds International corporate bonds
Commercial banks	1.06
Diversified financial services	0.05

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Electric utilities	0.04%
Thrifts & mortgage finance	0.01
Wireless telecommunication services	0.05
Total international corporate bonds	1.21
Foreign government bonds	3.85
Sovereign/supranational bonds	0.46
Total international bonds	5.52
Total bonds	15.37
Investment companies
UBS Corporate Bond Relationship Fund	3.75
UBS Emerging Markets Equity Relationship Fund	0.98
UBS High Yield Relationship Fund	4.92
UBS Small-Cap Equity Relationship Fund	3.08
UBS U.S. Securitized Mortgage Relationship Fund	7.13
Total investment companies	19.86
Rights	0.00
Short-term investment	2.15
Investment of cash collateral from securities loaned	1.10
Total investments	101.19
Liabilities, in excess of cash and other assets	(1.19)
Net assets	100.00%

(1)   Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—62.71%
US equities—42.42%
Abbott Laboratories	30,300	$1,604,991
Abercrombie & Fitch Co.	32,300	2,024,564
Aflac, Inc.	403,400	25,333,520
Allergan, Inc.	498,100	25,926,105
Amazon.com, Inc.*	86,700	6,357,711
American Electric Power Co., Inc.	342,600	13,782,798
American Express Co.	75,500	2,844,085
American Tower Corp., Class A*	46,400	1,960,400
Analog Devices, Inc.	828,200	26,311,914
Apache Corp.	13,900	1,932,100
Apple, Inc.*	61,000	10,213,840
Automatic Data Processing, Inc.	95,200	3,988,880
Baker Hughes, Inc.	446,000	38,953,640
Bank of New York Mellon Corp.	340,802	12,892,540
Baxter International, Inc.	94,000	6,010,360
Becton, Dickinson & Co.	26,800	2,178,840
BlackRock, Inc.	7,100	1,256,700
Boeing Co.	59,600	3,916,912
BorgWarner, Inc.	507,100	22,505,098
Broadcom Corp., Class A*	415,500	11,338,995
Burlington Northern Santa Fe Corp.	387,900	38,747,331
Cameron International Corp.*	52,100	2,883,735
Campbell Soup Co.	41,300	1,381,898
Carnival Corp.	560,300	18,467,488
CB Richard Ellis Group, Inc., Class A*	74,300	1,426,560
Cephalon, Inc.*	96,000	6,402,240
Chevron Corp.	260,500	25,823,365
Chico's FAS, Inc.*	490,300	2,632,911
Cisco Systems, Inc.*	326,600	7,596,716
Citigroup, Inc.	1,935,807	32,444,125
City National Corp.(1)	108,400	4,560,388
Coach, Inc.*	277,900	8,025,752
Colgate-Palmolive Co.	40,200	2,777,820
Comcast Corp., Class A	1,789,200	33,941,124
CONSOL Energy, Inc.	54,600	6,135,402
Constellation Brands, Inc., Class A*	581,700	11,552,562
Covidien Ltd.	262,500	12,571,125
DaVita, Inc.*	134,900	7,167,237
Dell, Inc.*	632,600	13,841,288
Discover Financial Services	956,675	12,599,410
eBay, Inc.*	43,000	1,175,190
EOG Resources, Inc.	112,200	14,720,640
Exelon Corp.	320,400	28,823,184
Express Scripts, Inc.*	52,300	3,280,256
FedEx Corp.	374,000	29,467,460
Fifth Third Bancorp(1)	854,200	8,695,756
Fortune Brands, Inc.	251,900	15,721,079
Freddie Mac	796,300	13,059,320
Freeport-McMoRan Copper & Gold, Inc.	26,400	3,093,816

	Shares	Value
US equities—(continued)
Genentech, Inc.*	11,700	$888,030
General Dynamics Corp.	29,600	2,492,320
General Electric Co.	1,570,700	41,921,983
Genzyme Corp.*	441,600	31,804,032
Goldman Sachs Group, Inc.	8,300	1,451,670
Google, Inc., Class A*	20,400	10,738,968
Halliburton Co.	902,100	47,874,447
Harley-Davidson, Inc.	290,600	10,537,156
Hartford Financial Services Group, Inc.	248,900	16,071,473
Illinois Tool Works, Inc.	641,700	30,487,167
Intel Corp.	2,485,500	53,388,540
International Game Technology	123,400	3,082,532
Interpublic Group of Cos., Inc.*	1,780,200	15,309,720
Intuit, Inc.*	560,700	15,458,499
J. Crew Group, Inc.*(1)	113,500	3,746,635
Johnson & Johnson	461,438	29,688,921
Johnson Controls, Inc.	760,000	21,796,800
Laboratory Corp. of America Holdings*	98,100	6,830,703
Lexmark International, Inc., Class A*	162,300	5,425,689
Manitowoc Co., Inc.	38,300	1,245,899
Marathon Oil Corp.	387,000	20,073,690
Masco Corp.	1,218,100	19,160,713
MasterCard, Inc., Class A	48,420	12,856,478
Medco Health Solutions, Inc.*	490,900	23,170,480
Medtronic, Inc.	504,400	26,102,700
Merck & Co., Inc.	605,100	22,806,219
Microsoft Corp.	1,400,200	38,519,502
Millipore Corp.*	156,100	10,592,946
Monsanto Co.	28,000	3,540,320
Morgan Stanley	727,950	26,257,156
NetApp, Inc.*	732,400	15,863,784
News Corp., Class A	1,409,100	21,192,864
NiSource, Inc.	408,400	7,318,528
Omnicom Group, Inc.	403,600	18,113,568
PACCAR, Inc.	491,550	20,561,537
Pall Corp.	293,400	11,642,112
Peabody Energy Corp.	315,600	27,788,580
Pepco Holdings, Inc.	267,600	6,863,940
PepsiCo, Inc.	59,800	3,802,682
Praxair, Inc.	76,700	7,228,208
Precision Castparts Corp.	45,853	4,418,854
Principal Financial Group, Inc.	436,100	18,303,117
Procter & Gamble Co.	51,600	3,137,796
QUALCOMM, Inc.	214,700	9,526,239
R.H. Donnelley Corp.*	227,592	682,776
Range Resources Corp.	31,000	2,031,740
Royal Caribbean Cruises, Ltd.(1)	270,400	6,075,888
Ryder System, Inc.	166,500	11,468,520
Schering-Plough Corp.	715,300	14,084,257
Schlumberger Ltd.	64,900	6,972,207
Sempra Energy	325,000	18,346,250
Southwest Airlines Co.	817,700	10,662,808

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(continued)
US equities—(concluded)
Southwestern Energy Co.*	86,300	$4,108,743
Sprint Nextel Corp.	3,015,652	28,648,694
Starbucks Corp.*	993,900	15,643,986
Starwood Hotels & Resorts Worldwide, Inc.	365,200	14,633,564
Stryker Corp.	86,500	5,439,120
SunTrust Banks, Inc.	357,800	12,959,516
Symantec Corp.*	840,472	16,263,133
SYSCO Corp.	637,100	17,526,621
T Rowe Price Group, Inc.	49,500	2,795,265
Target Corp.	46,600	2,166,434
Ultra Petroleum Corp.*	18,900	1,855,980
Union Pacific Corp.	33,000	2,491,500
United Technologies Corp.	98,700	6,089,790
UnitedHealth Group, Inc.	238,600	6,263,250
Visa, Inc., Class A*	142,599	11,594,725
Weatherford International Ltd.*	97,100	4,815,189
Wells Fargo & Co.	1,704,600	40,484,250
Wyeth	1,066,100	51,130,156
Wynn Resorts Ltd.	111,500	9,070,525
Xilinx, Inc.	658,300	16,622,075
XTO Energy, Inc.	79,975	5,479,087
Zimmer Holdings, Inc.*	144,600	9,840,030
Total US equities (cost $1,834,066,784)		1,675,678,447
International equities—20.29%
Australia—1.11%
BHP Billiton Ltd.	322,490	13,510,075
National Australia Bank Ltd.	240,472	6,109,005
Orica Ltd.	369,621	10,382,079
Qantas Airways Ltd.	2,253,006	6,565,926
QBE Insurance Group Ltd.	338,774	7,274,752
		43,841,837
Austria—0.18%
Telekom Austria AG	334,384	7,254,769
Canada—1.23%
Canadian National Railway Co.	177,000	8,501,971
Manulife Financial Corp.(1)	183,900	6,431,180
Potash Corp of Saskatchewan	11,800	2,697,126
Research In Motion Ltd.*	56,300	6,581,470
Toronto-Dominion Bank(1)	180,900	11,398,279
TransCanada Corp.(1)	333,400	12,914,877
		48,524,903
Finland—0.30%
Nokia Oyj	492,764	12,017,642
France—1.74%
AXA SA	250,467	7,437,399
BNP Paribas	59,700	5,408,453
Suez SA(1)	211,891	14,425,374
Technip SA	90,152	8,344,642

	Shares	Value
France—(concluded)
Total SA	387,088	$33,032,228
		68,648,096
Germany—2.10%
Allianz SE	51,544	9,081,071
Daimler AG	182,838	11,307,506
Deutsche Postbank AG	49,369	4,334,170
E.ON AG	59,654	12,036,135
Henkel AG & Co KGaA, Preference shares	172,198	6,861,975
MAN AG	43,061	4,780,394
Metro AG	111,267	7,101,972
Muenchener Rueckversicherungs- Gesellschaft AG	36,034	6,312,195
SAP AG(1)	136,900	7,168,934
Siemens AG	127,418	14,147,248
		83,131,600
Greece—0.20%
Alpha Bank AE	264,108	7,983,837
Hong Kong—0.54%
Esprit Holdings Ltd.	797,300	8,282,574
New World Development Ltd.	2,157,000	4,392,980
Sun Hung Kai Properties Ltd.	639,000	8,670,518
		21,346,072
Ireland—0.52%
Bank of Ireland	949,825	8,259,381
CRH PLC	328,701	9,677,685
Irish Life & Permanent PLC	175,351	1,824,898
Ryanair Holdings PLC*	174,288	768,342
		20,530,306
Italy—0.40%
Intesa Sanpaolo SpA	1,495,251	8,539,853
UniCredit SpA	1,185,665	7,257,070
		15,796,923
Japan—3.75%
Bank of Yokohama Ltd.	862,000	5,958,544
Canon, Inc.(1)	267,500	13,754,768
Honda Motor Co., Ltd.(1)	486,900	16,553,270
HOYA Corp.(1)	201,100	4,649,437
Japan Tobacco, Inc.	2,742	11,697,754
Kao Corp.	149,000	3,907,944
Komatsu Ltd.	337,700	9,413,684
Mitsubishi Corp.	418,400	13,791,025
Mitsui Fudosan Co., Ltd.	251,000	5,365,824
Mitsui OSK Lines Ltd.	567,000	8,079,022
Mitsui Sumitomo Insurance Group Holdings, Inc.	171,600	5,914,734
Nitto Denko Corp.	135,000	5,187,173
Nomura Holdings, Inc.	522,100	7,734,269
NTT DoCoMo, Inc.	5,508	8,091,990
Shin-Etsu Chemical Co., Ltd.	103,800	6,432,208

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Japan—(concluded)
Sumitomo Mitsui Financial Group, Inc.	1,418	$10,669,887
Sumitomo Trust & Banking Co., Ltd.	1,146,000	8,008,024
Tokyo Gas Co., Ltd.	758,000	3,055,271
		148,264,828
Jersey (Channel Islands)—0.08%
Experian Group Ltd.	403,144	3,001,221
Luxembourg—0.34%
ArcelorMittal	136,965	13,542,477
Netherlands—0.55%
ASML Holding NV	481,758	11,870,586
Reed Elsevier NV	294,877	4,972,322
TNT NV	143,197	4,896,915
		21,739,823
Norway—0.22%
Norsk Hydro ASA	599,600	8,758,784
Singapore—0.22%
Singapore Telecommunications Ltd.	3,185,000	8,474,294
Spain—0.38%
Banco Santander SA	814,472	14,964,971
Sweden—0.16%
Sandvik AB	458,200	6,276,765
Switzerland—2.80%
Adecco SA	101,089	5,017,094
Credit Suisse Group AG	299,408	13,746,009
Givaudan SA	8,807	7,871,167
Nestle SA	534,720	24,161,984
Novartis AG	415,230	22,863,969
Roche Holding AG	152,545	27,476,169
Straumann Holding AG(1)	12,660	3,033,790
Synthes, Inc.	45,966	6,335,483
		110,505,665
United Kingdom—3.47%
Associated British Foods PLC	575,554	8,695,575
Balfour Beatty PLC	301,115	2,549,048
Barclays PLC	1,805,558	10,483,508
BP PLC	2,516,176	29,231,587
British Sky Broadcasting Group PLC	1,439,560	13,534,069
Cobham PLC	1,390,514	5,478,457
Kingfisher PLC	1,568,627	3,508,780
Prudential PLC	619,150	6,573,243
Rio Tinto PLC	42,248	5,056,674
Scottish & Southern Energy PLC	68,721	1,920,453
Standard Chartered PLC	250,793	7,143,451
Tesco PLC	1,472,896	10,834,479

	Shares		Value
United Kingdom—(concluded)
Vodafone Group PLC		8,873,396	$26,361,478
Wolseley PLC		743,268	5,574,001
			136,944,803
Total international equities (cost $827,244,133)			801,549,616
Total equities (cost $2,661,310,917)			2,477,228,063
	Face amount
Bonds—15.37%
US bonds—9.85%
US corporate bonds—0.31%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	2,710,000	4,809,400
ERAC USA Finance Co., 8.000%, due 01/15/11(2)		$700,000	722,930
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		5,450,000	5,203,971
GMAC LLC, 6.875%, due 09/15/11		2,170,000	1,559,301
Total US corporate bonds (cost $13,361,451)			12,295,602
Asset-backed securities—0.24%
Conseco Finance, Series 01-D, Class M2, 4.221%, due 11/15/32(3)		1,163,349	383,905
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(2),(3)		183,691	161,079
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(2),(3)		2,545,176	712,649
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 2.613%, due 12/25/26(3)		2,414,921	724,476
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4)		1,986,805	298,021
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 2.583%, due 03/25/37(3)		1,090,524	229,010
Series 06-3, Class A1, 5.472%, due 09/25/36(3)		1,153,992	405,340
Series 06-5, Class A1, 5.500%, due 01/25/37(4)		2,020,587	626,382
Series 06-3, Class A2, 5.594%, due 09/25/36(3)		2,250,000	382,500

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(concluded)
Series 06-4, Class A1, 5.671%, due 11/25/36(4)	$910,498	$282,255
Series 06-4, Class A2, 5.730%, due 11/25/36(4)	3,000,000	480,000
IndyMac Seconds Asset Backed Trust, Series 06-A, Class A, 2.613%, due 06/25/36(3)	930,827	351,454
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(3)	945,981	832,463
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(3)	588,911	276,788
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 2.643%, due 11/25/36(3)	1,794,981	717,992
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 2.653%, due 08/25/36(3)	1,828,826	402,342
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(3),(5)	2,498,940	667,728
Series 06-3, Class A1, 2.663%, due 04/25/36(3)	1,005,556	387,788
Structured Asset Securities Corp., Series 05-S7, Class A2, 2.783%, due 12/25/35(2),(3)	1,134,519	930,305
Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	158,550	124,403
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(4),(5)	2,215,401	65,354
Total asset-backed securities (cost $29,186,845)		9,442,234
Collateralized debt obligations—0.14%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(5)	7,000,000	4,760,000
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2),(5)	1,645,000	687,302
Total collateralized debt obligations (cost $8,545,092)		5,447,302

	Face amount	Value
Commercial mortgage-backed securities—1.41%
Asset Securitization Corp., Series 97-D4, Class B1, 7.525%, due 04/14/29	$5,000,000	$5,326,251
Banc of America Commercial Mortgage, Inc., Series 06-5, Class B, 5.463%, due 09/10/47	2,050,000	1,535,040
Series 06-4, Class C, 5.754%, due 07/10/46(3)	2,050,000	1,596,977
Bear Stearns Commercial Mortgage Securities Trust, Series 06-PW14, Class B, 5.333%, due 12/11/38(2)	2,150,000	1,612,716
Series 07-PW17, Class A4, 5.694%, due 06/11/50(3)	4,700,000	4,429,570
Series 07-T28, Class A4, 5.742%, due 09/11/42(3)	5,625,000	5,316,578
Series 07-PW16, Class A4, 5.902%, due 06/11/40(3)	5,750,000	5,469,903
Credit Suisse Mortgage Capital Certificates, Series 06-C2, Class A3, 5.847%, due 03/15/39(3)	5,350,000	5,194,956
Series 06-C3, Class B, 6.021%, due 06/15/38(3)	1,600,000	1,266,492
GS Mortgage Securities Corp., II, Series 06-RR2, Class A1, 5.811%, due 06/23/46(2),(3)	9,012,079	6,846,476
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	83,194	84,727
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4, 5.429%, due 12/12/43	3,500,000	3,315,210
Series 06-LDP8, Class B, 5.520%, due 05/15/45(3)	1,650,000	1,247,668
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(3)	791,180	802,051
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	9,000,000	8,659,686
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(3)	1,825,000	1,398,476
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	1,048,530	1,078,971

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
US bonds—(continued)
Commercial mortgage-backed securities—(concluded)
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2, 6.592%, due 12/18/33		$539,430	$552,387
Total commercial mortgage-backed securities (cost $60,779,057)			55,734,135
Mortgage & agency debt securities—4.61%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(3)		1,543,743	784,054
Bear Stearns Alt-A Trust, Series 05-3, Class B1, 5.565%, due 04/25/35(3)		6,827,921	3,265,667
Countrywide Alternative Loan Trust, Series 05-J2, Class 2A1, 7.500%, due 12/25/34		986,537	793,863
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-16, Class M1, 6.253%, due 11/25/36(3)		2,959,170	1,469,228
Federal Home Loan Bank, 2.375%, due 04/30/10(1)		8,900,000	8,776,637
4.625%, due 11/19/10		11,810,000	11,881,592
Federal Home Loan Mortgage Corp. Gold Pools, # E01345, 5.500%, due 04/01/18		246,272	249,622
# B11810, 5.500%, due 01/01/19		1,373,880	1,392,570
# D96274, 5.500%, due 09/01/23		2,010,599	2,008,467
# C90798, 5.500%, due 02/01/24		3,720,448	3,713,218
# C56030, 6.000%, due 03/01/31		315,999	321,918
# A24844, 6.000%, due 07/01/34		1,089,732	1,105,036
# E01127, 6.500%, due 02/01/17		71,337	74,295
# E92004, 6.500%, due 10/01/17		389,082	405,302
# C20606, 6.500%, due 01/01/29		1,413,872	1,472,609
# C00742, 6.500%, due 04/01/29		43,626	45,452
# G01717, 6.500%, due 11/01/29		849,678	885,242
# G00944, 7.000%, due 06/01/28		140,060	148,420
# G01391, 7.000%, due 04/01/32		1,110,822	1,174,138
Federal Home Loan Mortgage Corp., 2.375%, due 05/28/10		5,740,000	5,656,317
2.875%, due 06/28/10		3,825,000	3,800,543
3.500%, due 05/29/13(1)		8,490,000	8,249,614
5.250%, due 10/10/12		3,225,000	3,247,172
5.600%, due 10/17/13		1,080,000	1,087,842
5.750%, due 09/15/10	EUR	5,570,000	8,830,162

	Face amount	Value
Mortgage & agency debt securities—(continued)
Federal National Mortgage Association, 3.000%, due 07/12/10	$90,000	$89,593
3.500%, due 04/28/11	3,790,000	3,779,452
3.875%, due 07/12/13(1)	9,240,000	9,115,667
5.000%, due 10/15/10	3,225,000	3,243,653
5.250%, due 08/01/12	2,755,000	2,788,126
6.000%, due 08/22/16	5,115,000	5,133,496
Federal National Mortgage Association Grantor Trust, Series 01-T4, Class A1, 7.500%, due 07/25/41	1,068,099	1,135,838
Federal National Mortgage Association Pools, # 809205, 4.271%, due 01/01/35(3)	2,795,718	2,822,275
# 809625, 4.655%, due 01/01/35(3)	3,113,660	3,153,955
# 835227, 5.000%, due 08/01/20	9,406,387	9,347,499
# 357351, 5.500%, due 02/01/18	5,521,578	5,609,521
# 244450, 5.500%, due 11/01/23	123,200	122,813
# 255182, 5.500%, due 04/01/24	4,170,299	4,164,815
# 829952, 5.500%, due 09/01/24	2,460,886	2,459,289
# 705626, 5.500%, due 05/01/33	4,258,248	4,222,236
# 720109, 5.500%, due 07/01/33	4,754,057	4,713,851
# 190015, 6.000%, due 09/01/08	50,307	50,438
# 323789, 6.000%, due 06/01/14	610,697	628,713
# 829951, 6.000%, due 07/01/17	1,858,260	1,913,079
# 254403, 6.000%, due 08/01/17	448,648	461,463
# 809903, 6.000%, due 03/01/20	1,963,072	2,014,848
# 810112, 6.000%, due 03/01/20	1,561,657	1,602,845
# 596124, 6.000%, due 11/01/28	97,618	99,447
# 522564, 6.000%, due 07/01/29	453,937	462,440
# 676733, 6.000%, due 01/01/33	1,738,742	1,765,876
# 891332, 6.155%, due 04/01/36(3)	1,096,236	1,111,444
# 313697, 6.500%, due 12/01/10	231,079	232,020
# 629627, 6.500%, due 03/01/17	327,728	341,888
# 652185, 6.500%, due 06/01/17	537,920	563,127
# 650101, 7.000%, due 08/01/32	549,458	580,773
# 754504, 7.000%, due 01/01/34	216,808	227,124
# 578040, 7.500%, due 05/01/31	13,075	14,076
# 653819, 7.500%, due 02/01/33	194,412	209,832
Federal National Mortgage Association, 5.000%, TBA	17,430,000	16,705,574
Federal National Mortgage Association Whole Loan, Series 01-W3, Class A, 7.000%, due 09/25/41(3)	48,965	51,206
Series 04-W11, Class 1A3, 7.000%, due 05/25/44	1,419,544	1,507,166
Series 95-W3, Class A, 9.000%, due 04/25/25	439	489

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(concluded)
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 2.753%, due 02/25/35(3)	$151,282	$140,428
Government National Mortgage Association, Series 01-35, Class AZ, 6.500%, due 08/20/31	2,316,929	2,427,361
Government National Mortgage Association Pools, # 2671, 6.000%, due 11/20/28	26,615	27,139
# 495814, 6.000%, due 01/15/29	34,044	34,738
# 2713, 6.000%, due 02/20/29	23,823	24,281
# 422480, 6.500%, due 03/15/26	303,421	315,424
# 781276, 6.500%, due 04/15/31	825,408	857,288
# 491532, 6.500%, due 01/20/34	397,667	410,550
# 338523, 8.000%, due 12/15/22	6,448	7,043
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	8,000,000	4,199,920
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.374%, due 12/25/34(3)	3,719,920	1,115,976
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.881%, due 02/25/37(3)	7,000,000	6,320,301
Wells Fargo Mortgage Backed Securities Trust, Series 03-18, Class A2, 5.250%, due 12/25/33	3,083,029	2,886,675
Total mortgage & agency debt securities (cost $194,669,064)		182,052,051
Stripped mortgage-backed securities—0.02%
Sequoia Mortgage Trust, Series 04-11, Class XAI, IO, 1.230%, due 12/20/34(3),(5)	16,668,952	315,043
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(5)	2,825,000	479,663
Total stripped mortgage-backed securities (cost $1,789,530)		794,706

	Face amount		Value
US government obligations—3.12%
US Treasury Bonds, 4.750%, due 02/15/37(1)		$22,165,000	$22,888,820
8.125%, due 08/15/19(1)		270,000	360,619
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		30,202,981	30,681,970
2.375%, due 04/15/11(7)		16,734,522	17,732,050
US Treasury Notes, 1.750%, due 03/31/10(1)		16,030,000	15,823,357
2.750%, due 02/28/13		6,520,000	6,365,150
3.250%, due 12/31/09(1)		60,000	60,717
4.750%, due 08/15/17(1)		27,770,000	29,418,844
Total US government obligations (cost $123,390,948)			123,331,527
Total US bonds (cost $431,721,987)			389,097,557
International bonds—5.52%
International corporate bonds—1.21%
Germany—0.37%
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12	EUR	5,020,000	7,787,356
6.000%, due 12/07/28	GBP	1,800,000	3,871,981
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	3,095,000	2,902,884
			14,562,221
Ireland—0.09%
Depfa ACS Bank, 0.750%, due 09/22/08	JPY	200,000,000	1,882,650
GE Capital European Funding, 4.625%, due 08/23/10	EUR	1,190,000	1,827,655
			3,710,305
Italy—0.05%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	1,130,000	1,782,028
Netherlands—0.32%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	1,170,000	1,818,303
Rabobank Nederland NV, 1.050%, due 01/22/10	JPY	510,000,000	4,798,683
4.125%, due 04/04/12	EUR	4,040,000	6,107,504
			12,724,490
United Kingdom—0.38%
Abbey National PLC, 7.950%, due 10/26/29		$295,000	300,034
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	1,540,000	3,363,620
Lloyds TSB Bank PLC, 6.625%, due 03/30/15		2,375,000	4,660,938
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(8)		$675,000	680,168

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International corporate bonds—(concluded)
United Kingdom—(concluded)
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP	1,890,000	$4,288,482
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	1,280,000	1,837,124
			15,130,366
Total international corporate bonds (cost $47,599,853)			47,909,410
Foreign government bonds—3.85%
Canada—0.17%
Government of Canada, 5.250%, due 06/01/12	CAD	6,500,000	6,795,072
France—0.30%
French Treasury Notes, 3.500%, due 07/12/09	EUR	1,630,000	2,534,864
Government of France, 1.800%, due 07/25/40		1,495,595	2,120,254
4.750%, due 04/25/35		1,500,000	2,270,680
5.500%, due 04/25/29		2,865,000	4,779,147
			11,704,945
Germany—0.39%
Deutsche Bundesrepublik Inflation Linked 1.500%, due 04/15/16	EUR	2,827,787	4,281,067
Deutsche Bundesrepublik, 4.000%, due 01/04/37		840,000	1,143,678
4.500%, due 07/04/09		620,000	974,187
4.750%, due 07/04/34		5,920,000	9,062,746
			15,461,678
Italy—1.39%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17	EUR	3,972,748	6,049,295
4.000%, due 02/01/37		6,900,000	8,651,855
4.250%, due 08/01/13		22,800,000	34,700,998
5.250%, due 08/01/11		3,370,000	5,337,201
			54,739,349
Japan—0.54%
Government of Japan CPI Linked Bond, 1.000%, due 06/10/16	JPY	71,983,200	676,209
Government of Japan, 0.600%, due 12/20/08		120,000,000	1,128,914
0.900%, due 06/20/09		330,000,000	3,112,085
1.200%, due 09/20/11		300,000,000	2,846,555
1.300%, due 03/20/15		450,000,000	4,236,119
1.900%, due 06/20/16		619,500,000	6,055,733
2.300%, due 06/20/35		360,000,000	3,318,740
			21,374,355

	Face amount		Value
Poland—0.14%
Poland Government Bond, 5.750%, due 09/23/22	PLN	13,000,000	$5,626,708
Spain—0.58%
Government of Spain, 6.150%, due 01/31/13	EUR	6,000,000	9,930,843
5.150%, due 07/30/09		2,705,000	4,274,304
5.750%, due 07/30/32		5,080,000	8,628,705
			22,833,852
Sweden—0.08%
Government of Sweden, 6.750%, due 05/05/14	SEK	17,000,000	3,119,727
United Kingdom—0.26%
UK Gilts, 4.750%, due 12/07/38	GBP	1,140,000	2,288,171
5.000%, due 03/07/12		4,020,000	7,956,951
			10,245,122
Total foreign government bonds (cost $150,172,017)			151,900,808
Sovereign/supranational bonds—0.46%
Supranational—0.46%
Council of Europe Development Bank, 6.250%, due 01/23/12	AUD	3,700,000	3,393,693
European Investment Bank, 4.750%, due 06/06/12	GBP	1,160,000	2,223,522
5.375%, due 10/15/12	EUR	4,880,000	7,775,324
6.250%, due 04/15/14	GBP	2,450,000	4,983,435
Total sovereign/supranational bonds (cost $17,600,632)			18,375,974
Total international bonds (cost $215,372,502)			218,186,192
Total bonds (cost $647,094,489)			607,283,749
	Units
Investment companies—19.86%
UBS Corporate Bond Relationship Fund(9)		12,159,742	148,281,970
UBS Emerging Markets Equity Relationship Fund(9)		1,100,830	39,033,323
UBS High Yield Relationship Fund(9)		9,088,396	194,179,949
UBS Small-Cap Equity Relationship Fund(9)		3,022,012	121,624,213
UBS U.S. Securitized Mortgage Relationship Fund(9)		29,054,252	281,506,651
Total investment companies (cost $816,817,692)			784,626,106

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

	Number of rights	Value
Rights—0.00%
United Kingdom—0.00%
Barclays PLC, expires 07/17/08*(6) (cost $0)	386,905	$0
	Shares
Short-term investment—2.15%
Other—2.15%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(9),(10) (cost $84,683,416)	84,683,416	84,683,416
Investment of cash collateral from securities loaned—1.10%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(9),(10) (cost $43,311,941)	43,311,941	43,311,941
Total investments—101.19% (cost $4,253,218,455)		3,997,133,275
Liabilities, in excess of cash and other assets—(1.19)%		(47,179,163)
Net assets—100.00%		$3,949,954,112

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $4,717,827,131; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$82,051,065
Gross unrealized depreciation	(802,744,921)
Net unrealized depreciation	$(720,693,856)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2008.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $16,707,941 or 0.42% of net assets.

(3)  Floating rate security—The interest rates shown are the current rates as of June 30, 2008.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(5)  Security is illiquid. At June 30, 2008, the value of these securities amounted to $6,975,090 or 0.18% of net assets.

(6)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.

(7)  All or a portion of this security is held as collateral for various swap positions.

(8)  Perpetual bond security.The maturity date reflects the next call date.

(9)  Investment in affiliated mutual fund.

(10)  The rate shown reflects the yield at June 30, 2008.

CDO  Collateralized debt obligations

CPI  Consumer price index

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

GS  Goldman Sachs

IO  Interest only security—This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference share may also have liquidation preference.

TBA  Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

PLN  Polish Zloty

SEK  Swedish Krona

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
G-Force CDO, Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$6,900,093	0.17%	$4,760,000	0.12%
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37	12/22/05	2,055,885	0.05	65,354	0.00 (1)
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13	03/21/06	1,645,000	0.04	687,302	0.02
		$10,600,978	0.26%	$5,512,656	0.14%

(1)  Amount represents less than 0.005%.

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliverIn exchange for			Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	30,005,000	USD	26,885,920	10/03/08	$(1,527,815)
Canadian Dollar	50,840,000	USD	49,615,926	10/03/08	(186,850)
Euro	289,680,000	USD	452,073,929	10/03/08	(1,827,595)
Great Britain Pound	93,100,000	USD	184,486,401	10/03/08	373,081
Great Britain Pound	11,195,000	USD	21,726,976	10/03/08	(412,107)
Japanese Yen	2,907,800,000	USD	27,128,037	10/03/08	(398,094)
Japanese Yen	35,200,000	USD	328,456	07/01/08	(3,041)
Swedish Krona	277,710,000	USD	46,504,346	10/03/08	632,105
New Taiwan Dollar	1,306,600,000	USD	43,034,056	08/20/08	(183,339)
United States Dollar	109,988	AUD	115,000	07/01/08	257
United States Dollar	4,884,059	CAD	4,975,000	10/03/08	(10,558)
United States Dollar	173,284,873	CHF	172,830,000	10/03/08	(3,979,800)
United States Dollar	24,448,894	EUR	15,500,000	10/03/08	(161,840)
United States Dollar	26,208,551	EUR	16,975,000	10/03/08	389,690
United States Dollar	33,875,184	GBP	17,265,000	10/03/08	267,850
United States Dollar	425,242,180	JPY	42,104,800,000	10/03/08	(26,665,175)
United States Dollar	238,788,082	SEK	1,438,500,000	10/03/08	(1,176,119)
United States Dollar	59,862,734	SGD	82,215,000	10/03/08	830,932
United States Dollar	97,176,471	TWD	2,973,600,000	08/20/08	1,178,989
Net unrealized depreciation on forward foreign currency contracts					$(32,859,429)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

UBS Global Allocation Fund—Portfolio of investments

June 30, 2008

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 547 contracts (USD)	September 2008	$(115,236,652)	$(115,528,109)	$(291,457)
5 Year US Treasury Notes, 846 contracts (USD)	September 2008	(93,190,851)	(93,529,266)	(338,415)
Interest rate futures buy contract:
Eurodollar CME, 3,501 contracts (USD)	June 2009	844,279,134	844,353,675	74,541
Index futures buy contracts:
Amsterdam Exchanges Index, 750 contracts (EUR)	July 2008	106,945,575	100,630,972	(6,314,603)
FTSE 100 Index, 906 contracts (GBP)	September 2008	104,726,035	101,924,717	(2,801,318)
S&P 500 Index, 325 contracts (USD)	September 2008	110,476,763	104,089,375	(6,387,388)
S&P/MIB Index, 176 contracts (EUR)	September 2008	41,403,570	41,116,573	(286,997)
Index futures sell contracts:
DAX Index, 158 contracts (EUR)	September 2008	(42,834,203)	(40,299,622)	2,534,581
Hang Seng Index, 140 contracts (HKD)	July 2008	(20,431,843)	(19,858,283)	573,560
Nikkei 225 Index, 319 contracts (JPY)	September 2008	(43,013,437)	(40,466,450)	2,546,987
S&P Toronto Stock Exchange 60 Index, 468 contracts (CAD)	September 2008	(80,838,138)	(79,509,973)	1,328,165
SFE SPI 200 Index, 482 contracts (AUD)	September 2008	(61,349,999)	(59,988,147)	1,361,852
Net unrealized depreciation on futures contracts				$(8,000,492)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $42,527,929.

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

USD   United States Dollar

See accompanying notes to financial statements.

UBS Global Frontier Fund

Portfolio performance

From its inception on July 26, 2007, through June 30, 2008, Class A shares of UBS Global Frontier Fund (the "Fund") declined 11.60% (Class A shares declined 16.45% after the deduction of the maximum sales charge), while Class Y shares declined 11.33%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 2.53%; for comparison purposes, the MSCI World Free Index (net US) declined 8.37% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 45; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance was primarily due to security selection, with asset allocation holding the Fund back slightly as well. Currency positioning was positive for the period.

Portfolio performance summary(1)

What worked

•  The Fund's underweight to emerging markets equities and select developed markets contributed positively to performance.

•  After significant outperformance, our research indicated that emerging markets equities were overvalued. We began underweighting these markets in October of 2007, and the Fund benefited when they subsequently declined.

•  We also underweighted developed equity markets, including Germany, Australia and Japan, which showed weakness during the period.

•  Successful security selection in the US growth equity component of the Fund generated positive results. The Fund was overweight to health care, information technology and energy stocks relative to the Index. Stocks, particularly in the oil, gas and consumable fuels group, posted strong performance during the year.

•  Our positions in high yield bonds increased in value during the period. Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals, as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, the potential for a marked increase in defaults or credit risk has also been more than amply priced in, making these valuations even more attractive. Thus, throughout the credit crisis, we have tactically added to the Fund's high yield debt positioning, which has contributed positively to performance.

•  The Fund's positioning against the carry trade contributed positively to performance. During the period, we favored lower-yielding "safe haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund was underweight high yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, as we viewed these currencies to be overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a quick and sharp unwinding of carry trade positions. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Frontier Fund

•  The Fund's leverage strategy was a neutral to slight contributor to performance. During the 12 months ended June 30, 2008, the Fund's leverage strategy ranged from 20% to 45%. From inception through the end of 2007, we held leverage below the normal target range of 25% to 40%. This proved beneficial to performance, as borrowing costs exceeded the return of the Fund for the period. During the second half of the period, we increased leverage through gradual moves, ending the period at 45%. Borrowing costs exceeded the return of the Fund during this period so the increases to, and then through, the normal 25% to 40% range detracted slightly. Overall, for the twelve month period, the leverage strategy, relative to normal, was neutral to slightly positive. (Leverage involves borrowing money to increase your purchasing power. The expectation is that the value of your borrowed investment will increase more than what you will pay in interest on your loan.)

What didn't work

•  At the asset class level, an overweight to equities, particularly in the US and the UK, detracted from performance when the broad equity market declined for the year. Our research tells us that US equities are priced below fair value by 25%. Therefore, we held an overweight to this asset class. Equity positions in Belgium and the Netherlands equities detracted from performance, as well.

•  Within the US equity component an overweight to financials—particularly banks—and an underweight to energy hurt Fund performance.

•  Though financial stocks did not perform as well as we expected, we continue to overweight them. In general, we are finding very attractive valuations within financials. In fact, according to our research, the sector as a whole now appears to be more than 40% underpriced—a degree of mispricing that we have only seen during the latter part of 1990 and at the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe that the environment will eventually improve, and could be reflected in stock prices more quickly than the market expects.

•  With the exception of the energy names held in the US growth equity component of the Fund's portfolio, an underweight to the energy sector, particularly energy reserves, had a negative impact on performance.

•  The Fund's bond market positioning was a negative contributor to performance for the period. Our valuation models indicated that worldwide bond markets were expensive, so the Fund held underweights to several bond markets. Unfortunately, as global growth prospects tapered and investors worldwide fled to the safest investments, sovereign bonds rallied during the period, causing the Fund to underperform.

•  Issue selection within the US fixed income component was a driving force behind the Fund's underperformance. Issue selection in non-agency mortgage-backed securities detracted from performance in the wake of the slowing real estate market and the problems in the credit markets.

•  On the currency side, the Fund's underweight to the euro detracted from returns when it strengthened during the period. The euro, a high yielding currency, has been quite resilient to the problems in credit markets and the decrease in both investor risk appetite and sentiment.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since its inception on July 26, 2007, through June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Frontier Fund

Total return (unaudited)

		Inception(1) to 06/30/08
Before deducting	Class A(2)	-11.60%
maximum sales charge	Class C(3)	-12.22%
	Class Y(4)	-11.33%
After deducting maximum	Class A(2)	-16.45%
sales charge	Class C(3)	-13.09%
MSCI World Free Index (net US)(5)		-8.37%
GSMI Mutual Fund Index(6)		-2.53%

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.83% and 1.47%; Class C—2.58% and 2.22%; Class Y—1.58% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares and the indices is 07/26/07. Inception date of the indices, for the purpose of this illustration, is 07/31/07.

(2)   Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)   Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)   The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)   The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

(6)   The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global), 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total retruns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net US) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2008. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Frontier Fund Class A vs.
MSCI World Free Index (net US) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Indices are started on 07/31/07

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Frontier Fund Class Y vs.
MSCI World Free Index (net US) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Indices are started on 07/31/07

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Federal National Mortgage Association, 6.000%, due 08/22/16	0.9%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18	0.7
US Treasury Notes, 2.750%, due 02/28/13	0.7
US Treasury Bonds, 4.750%, due 02/15/37	0.6
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.6
Buoni Poliennali Del Tesoro, 6.500%, due 11/01/27	0.5
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 04/15/11	0.5
US Treasury Notes, 4.875%, due 04/30/11	0.4
Federal National Mortgage Association, 5.000%, TBA	0.4
Deutsche Bundesrepublik, 4.500%, due 07/04/09	0.4
Total	5.7%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
United States	6.6%
Italy	1.6
Germany	1.3
United Kingdom	0.7
Sovereign/Supranational	0.5
Total	10.7%

(1)  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Frontier Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Bonds US bonds
Asset-backed securities	0.15%
Commercial mortgage-backed securities	0.35
Mortgage & agency debt securities	2.62
US government obligations	3.48
Total US bonds	6.60
International bonds International corporate bonds
Commercial banks	0.90
Diversified financial services	0.04
Electric utilities	0.04
Wireless telecommunication services	0.07
Total international corporate bonds	1.05
Foreign government bonds	4.56
Sovereign/supranational bonds	0.54
Total international bonds	6.15
Total bonds	12.75
Investment companies
iShares MSCI Emerging Markets Index Fund	1.02
UBS Corporate Bond Relationship Fund	4.01
UBS High Yield Relationship Fund	5.87
UBS International Equity Relationship Fund	20.42
UBS U.S. Large Cap Equity Relationship Fund	41.51
UBS U.S. Large Cap Growth Equity Relationship Fund	6.98
UBS U.S. Securitized Mortgage Relationship Fund	10.11
Total investment companies	89.92
Total investments	102.67
Liabilities, in excess of cash and other assets	(2.67)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Frontier Fund—Portfolio of investments

June 30, 2008

	Face Amount	Value
Bonds—12.75%
US bonds—6.60%
Asset-backed securities—0.15%
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 2.613%, due 12/25/26(1)	$52,121	$15,636
GSAMP Trust, Series 06-S4, Class A1, 2.573%, due 05/25/36(1)	100,893	52,270
Home Equity Mortgage Trust, Series 06-3, Class A1, 5.472%, due 09/25/36(1)	22,228	7,808
Series 06-5, Class A1, 5.500%, due 01/25/37(2)	29,073	9,013
IndyMac Seconds Asset Backed Trust, Series 06-A, Class A, 2.613%, due 06/25/36(1)	12,928	4,881
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(1)	22,073	19,424
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(1)	21,000	5,611
Series 06-3, Class A1, 2.663%, due 04/25/36(1)	27,177	10,481
Structured Asset Securities Corp., Series 05-S7, Class A2, 2.783%, due 12/25/35(1),(3)	45,381	37,212
Total asset-backed securities (cost $284,399)		162,336
Commercial mortgage-backed securities—0.35%
Banc of America Commercial Mortgage, Inc., Series 06-3, Class A4, 5.889%, due 07/10/44(1)	125,000	122,481
Bear Stearns Commercial Mortgage Securities Trust, Series 07-T28, Class A4, 5.742%, due 09/11/42(1)	125,000	118,146
Series 07-PW16, Class A4, 5.902%, due 06/11/40(1)	150,000	142,693
Total commercial mortgage-backed securities (cost $398,625)		383,320
Mortgage & agency debt securities—2.62%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(1)	32,500	16,506
Federal Home Loan Bank, 4.625%, due 11/19/10	255,000	256,546

	Face Amount		Value
Mortgage & agency debt securities—(concluded)
Federal Home Loan Mortgage Corp., 2.375%, due 05/28/10		$145,000	$142,886
2.875%, due 06/28/10		100,000	99,361
3.500%, due 05/29/13		130,000	126,319
5.750%, due 09/15/10	EUR	110,000	174,384
Federal National Mortgage Association, 2.750%, due 04/11/11		$135,000	132,282
3.000%, due 07/12/10		15,000	14,932
3.375%, due 05/19/11		155,000	154,236
3.875%, due 07/12/13		130,000	128,251
5.000%, TBA		470,000	450,466
6.000%, due 08/22/16		1,030,000	1,033,724
Government National Mortgage Association,
5.000%, TBA		150,000	145,312
Total mortgage & agency debt securities (cost $2,872,147)			2,875,205
US government obligations—3.48%
US Treasury Bonds, 4.750%, due 02/15/37		630,000	650,573
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		768,915	781,109
2.375%, due 04/15/11		476,120	504,501
US Treasury Notes, 2.750%, due 02/28/13(4)		780,000	761,475
4.625%, due 07/31/12		200,000	210,828
4.750%, due 08/15/17		420,000	444,938
4.875%, due 04/30/11		445,000	469,093
Total US government obligations (cost $3,819,622)			3,822,517
Total US bonds (cost $7,374,793)			7,243,378
International bonds—6.15%
International corporate bonds—1.05%
Germany—0.60%
Kreditanstalt fuer Wiederaufbau, 1.350%, due 01/20/14	JPY	39,000,000	365,962
4.625%, due 10/12/12	EUR	120,000	186,152
6.000%, due 12/07/28	GBP	50,000	107,555
			659,669
Ireland—0.04%
GE Capital European Funding,
4.625%, due 08/23/10	EUR	30,000	46,075
Italy—0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	30,000	47,311

UBS Global Frontier Fund—Portfolio of investments

June 30, 2008

	Face Amount		Value
Bonds—(concluded)
International bonds—(concluded)
International corporate bonds—(concluded)
Netherlands—0.22%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	30,000	$46,623
Rabobank Nederland NV, 4.125%, due 04/04/12		130,000	196,529
			243,152
United Kingdom—0.15%
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	40,000	87,367
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	50,000	71,762
			159,129
Total international corporate bonds (cost $1,114,292)			1,155,336
Foreign government bonds—4.56%
Austria—0.21%
Republic of Austria, 5.250%, due 01/04/11	EUR	145,000	230,880
Canada—0.19%
Government of Canada, 5.250%, due 06/01/12	CAD	205,000	214,306
France—0.21%
Government of France, 1.800%, due 07/25/40	EUR	47,229	66,955
4.750%, due 04/25/35		80,000	121,103
5.500%, due 04/25/29		25,000	41,703
			229,761
Germany—0.68%
Bundesschatzanweisungen, 3.750%, due 12/12/08	EUR	5,000	7,845
Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, due 04/15/16		85,206	128,996
Deutsche Bundesrepublik, 4.500%, due 07/04/09		285,000	447,812
6.250%, due 01/04/24		90,000	161,947
			746,600
Italy—1.59%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17	EUR	117,159	178,397
4.000%, due 02/01/37		50,000	62,695
4.250%, due 08/01/13		410,000	624,009
4.500%, due 05/01/09		115,000	180,696
4.500%, due 08/01/18		120,000	179,336
6.500%, due 11/01/27		290,000	516,760
			1,741,893

	Face Amount		Value
Japan—0.43%
Government of Japan, 1.200%, due 09/20/11	JPY	15,000,000	$142,328
1.300%, due 03/20/15		14,000,000	131,790
1.900%, due 06/20/16		16,900,000	165,201
1.900%, due 06/20/25		1,000,000	9,187
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17		2,024,000	19,166
			467,672
Netherlands—0.17%
Government of Netherlands, 4.000%, due 01/15/37	EUR	140,000	188,043
Poland—0.15%
Poland Government Bond, 5.750%, due 09/23/22	PLN	390,000	168,801
Spain—0.30%
Government of Spain, 4.000%, due 01/31/10	EUR	100,000	155,471
6.000%, due 01/31/29		100,000	173,244
			328,715
Sweden—0.09%
Government of Sweden, 6.750%, due 05/05/14	SEK	560,000	102,768
United Kingdom—0.54%
UK Gilts, 4.250%, due 12/07/27	GBP	65,000	116,718
4.750%, due 03/07/20		50,000	95,844
4.750%, due 12/07/38		50,000	100,358
5.000%, due 03/07/12		140,000	277,108
			590,028
Total foreign government bonds (cost $4,904,354)			5,009,467
Sovereign/supranational bonds—0.54%
Council of Europe Development Bank, 6.250%, due 01/23/12	AUD	210,000	192,615
European Investment Bank, 4.750%, due 06/06/12	GBP	35,000	67,089
5.375%, due 10/15/12	EUR	170,000	270,862
6.250%, due 04/15/14	GBP	30,000	61,021
Total sovereign/supranational bonds (cost $573,861)			591,587
Total international bonds (cost $6,592,507)			6,756,390
Total bonds (cost $13,967,300)			13,999,768

UBS Global Frontier Fund—Portfolio of investments

June 30, 2008

	Shares/ Units	Value
Investment companies—89.92%
iShares MSCI Emerging Markets Index Fund	8,300	$1,125,314
UBS Corporate Bond Relationship Fund(5)	361,186	4,404,488
UBS High Yield Relationship Fund(5)	301,761	6,447,333
UBS International Equity Relationship Fund(5)	1,259,998	22,425,696
UBS U.S. Large Cap Equity Relationship Fund(5)	2,438,066	45,597,924
UBS U.S. Large Cap Growth Equity Relationship Fund(5)	627,582	7,669,685
UBS U.S. Securitized Mortgage Relationship Fund(5)	1,146,654	11,109,933
Total investment companies (cost $108,758,140)		98,780,373
Total investments—102.67% (cost $122,725,440)		112,780,141
Liabilities, in excess of cash and other assets—(2.67)%		(2,930,510)
Net assets—100.00%		$109,849,631

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $125,143,321; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$521,440
Gross unrealized depreciation	(12,884,620)
Net unrealized depreciation	$(12,363,180)

(1)  Floating rate security—The interest rate shown is the current rate as of June 30, 2008.

(2)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of this security amounted to $37,212 or 0.03% of net assets.

(4)  All or a portion of this security is held as collateral for various swap positions.

(5)  Investment in affiliated mutual fund.

CPI  Consumer Price Index

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

PLN  Polish Zloty

SEK  Swedish Krona

UBS Global Frontier Fund—Portfolio of investments

June 30, 2008

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	1,005,000	USD	980,803	10/03/08	$(3,694)
Euro	5,755,000	USD	9,009,539	10/03/08	(8,009)
Great Britain Pound	1,960,000	USD	3,883,924	10/03/08	7,854
Japanese Yen	81,700,000	USD	773,070	10/03/08	(327)
New Taiwan Dollar	34,500,000	USD	1,136,289	08/20/08	(4,841)
Polish Zloty	850,000	USD	373,354	10/03/08	(22,023)
Swedish Krona	6,380,000	USD	1,069,089	10/03/08	15,238
United States Dollar	5,098,383	CHF	5,085,000	10/03/08	(117,093)
United States Dollar	916,841	EUR	585,000	10/03/08	(201)
United States Dollar	10,019,672	JPY	988,100,000	10/03/08	(666,013)
United States Dollar	5,167,517	SEK	31,130,000	10/03/08	(25,452)
United States Dollar	1,099,468	SGD	1,510,000	10/03/08	15,261
United States Dollar	2,751,634	TWD	84,200,000	08/20/08	33,384
Net unrealized depreciation on forward foreign currency contracts					$(775,916)

Currency type abbreviations:

CHF  Swiss Franc

EUR  Euro

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
5 Year US Treasury Notes, 28 contracts (USD)	September 2008	$(3,084,332)	$(3,095,531)	$(11,199)
Index futures buy contracts:
Amsterdam Exchanges Index, 22 contracts (EUR)	July 2008	3,138,617	2,951,841	(186,776)
FTSE 100 Index, 26 contracts (GBP)	September 2008	3,005,383	2,924,992	(80,391)
Russell 2000 Index, 12 contracts (USD)	September 2008	4,403,419	4,150,200	(253,219)
S&P MIB Index, 5 contracts (EUR)	September 2008	1,176,257	1,168,085	(8,172)
Index futures sell contracts:
DAX Index, 5 contracts (EUR)	September 2008	(1,355,515)	(1,275,304)	80,211
Hang Seng Index, 4 contracts (HKD)	July 2008	(583,767)	(567,380)	16,387
Nikkei 225 Index, 9 contracts (JPY)	September 2008	(1,213,545)	(1,141,686)	71,859
S&P Toronto Stock Exchange 60 Index, 14 contracts (CAD)	September 2008	(2,418,580)	(2,378,503)	40,077
SFE SPI 200 Index, 14 contracts (AUD)	September 2008	(1,782,740)	(1,742,394)	40,346
Net unrealized depreciation on futures contracts				$(290,877)

UBS Global Frontier Fund—Portfolio of investments

June 30, 2008

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $1,366,997.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS Global Equity Fund (the "Fund") declined 12.48% (Class A shares declined 17.29% after the deduction of the maximum sales charge), while Class Y shares declined 12.29%. The Fund's benchmark, the MSCI World Free Index (net US) (the "Index"), declined 10.39% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 57; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund lagged the Index largely due to stock selection. Industry weights were negative performance contributors, as well.

Portfolio performance summary(1)

What worked

•  Stock selection in the health care sector contributed positively to Fund performance.

•  An overweight to this sector, particularly in the pharmaceuticals and biotechnology industry group, was driven by the Fund's positions in the US market, where we found attractive opportunities despite the prospect of health care reform. Our overweights to Genzyme, Allergan, Wyeth, Shionogi and Roche were successful for the year.

•  In addition, strong stock selection in health care equipment and services, including Medco Health, Medtronic and Covidien, benefited the Fund. While concerns about pricing pressure, generic drugs and regulations have hurt health care, we are finding what we believe are attractive stocks within the sector. Specifically, these are companies with strong product pipelines, the ability to acquire growth by buying into niche companies and drugs, and good cost controls. We continue to prefer companies with unique or noncommodity product concentrations, such as in biologics (for example, vaccines). We seek to avoid companies that we believe have too much generic exposure or significant patent expiry risk.

•  Stock selection within energy was positive for the period. Though we were underweight to the sector, the stocks we held posted strong performance on the back of record-high energy prices. We had several success stories that had a significant impact on the Fund's returns, including Tullow Oil, Halliburton, Peabody Energy, ENSCO, EOG, Technip and Total.

•  Stock selection in the industrials sector contributed to Fund returns. We had success with our transportation holdings, particularly overweights to Burlington Northern and Canadian Pacific Railway.(2) The Fund continues to hold these names, as we believe transportation companies will maintain pricing power even as materials and energy prices normalize. We expect long-term demand to remain strong, and several companies have made significant operating improvements. Also, within capital goods, our timing with respect to the trading of General Electric(2) generated positive results for the period.

•  Stock selection in utilities added value during the period. While we were underweight the sector, which detracted from performance, stock selection within utilities was very positive. We found stocks that performed well due to their association with the energy sector, as a result of low, long-term interest rates in the US and Europe and the thirst for yield from aging investors. In addition, bid activity buoyed up

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  As of June 30, 2008, this position was not held by the Fund.

UBS Global Equity Fund

prices of several names within the sector. Positive contributors included an overweight to Exelon, the US's largest and lowest cost nuclear provider, and an overweight to Sempra.

What didn't work

•  The largest detractor from performance was financials. This was due largely to weak stock selection. Within banks, overweights in Bank of Ireland, Barclays and Wells Fargo were detractors from performance. Diversified financials (notably overweights in Morgan Stanley and Citigroup), real estate (overweight Sun Hung Kai) and insurance (notably Principal Financial and AXA) were also negative.

•  Stock selection and our underweight to the materials group held back Fund performance.

•  The materials sector was one of the strongest performers for the period, and we suffered from our underweight. We maintain our position, however, as we view most materials stocks as expensive. We believe the current supply-demand imbalance will eventually correct. We expect commodity prices to decline as capacity additions are recognized and speculative flows leave the market. While we are finding select opportunities in oil services, steel and aluminum, we remain underweighted in metals and mining, with the exception of a few low-cost producers and market leaders.

•  Stock selection decisions in materials disappointed, including an overweight in CRH and the decision not to hold Potash and BHP Billiton. However, these negative returns were partially offset by our overweight in ArcelorMittal, one of the world's largest steel companies, which contributed positively to performance over the period.

•  An overweight to, and stock selection in, consumer staples lagged the benchmark.

•  Performance was negatively affected by the decision to underweight food, beverage and tobacco companies. Stock selection within this subsector was also negative, including overweights to Japan Tobacco and Constellation Brands.

•  Weak stock selection in food and staples retailing were detractors, particularly an overweight to Tesco. The market has been disappointed with Tesco's entry into the US market, but we believe it will enhance the company's returns in the long run.

•  The information technology sector detracted from performance.

•  Poor stock selection in technology hardware and equipment was mostly about holdings we didn't hold, but which did well in the Index during the period. Apple Computer, IBM and Research in Motion are specific examples.

•  An overweight to semiconductors and semiconductor equipment hurt as well, particularly the overweight to ASML. We believe valuations are attractive in semis; additionally, many companies in this area are beginning to embrace the concept of stock buybacks, which should prove beneficial to future performance.

•  Stock selection within and an overweight to software was positive during the period. However, it was not enough to overcome the detractions from technology hardware and semiconductors.

UBS Global Equity Fund

Portfolio Highlights

•  An overweight to ArcelorMittal gained during the period. The company benefited from the announcement that Severstal will buy ArcelorMittal's steel plant in Baltimore for US$810 million. In addition, the company received approval from the Russian anti-monopoly agency at the end of February to purchase three coal mines in Siberia.

•  Tullow Oil was a positive contributor for the year. The oil exploration and production company benefited from the soaring price of crude oil. In June, it discovered oil and gas at its Ugandan well. It also sold its 51.69% interest in the Hewett Unit gas fields to ENI for £210 million. In addition, Tullow recently discovered a significant amount of light oil at its well in Ghana.

•  Shares of Halliburton have risen recently as the price of crude oil reached new highs. The market rewarded the company for its decision not to buy Expro International, the UK well flow management company. Following several years of above mid-cycle oil prices, we expect the oil services industry to benefit over the next five years from increased spending on the part of major integrated oil, independent exploration and production companies and national oil companies. We believe that Halliburton is the company best positioned to succeed in this environment.

•  Citigroup's share price fell to its lowest level in 10 years during the review period. We continue to overweight Citigroup, as we believe it offers superior product depth and has a global reach. It also holds a strong market share position in businesses that possess secular growth characteristics, which we believe will lead to above-average earnings growth and profitability in the long term.

•  In May, Bank of Ireland signaled that analysts' earnings estimates were too high, and the stock price fell almost 6% in one day. In June, Bank of Ireland's share price fell more than it had in five years, based on concerns about the rising number of bad debts at its UK unit. The company has also withdrawn itself 100% from the mortgage market. By the end of June, investors became increasingly concerned amid speculation the country was heading into a recession. Despite the current negative news flow, we continue to like the stock and believe it offers long-term growth opportunities, underpinned by favorable demographics in Ireland and its competitive market position.

•  Morgan Stanley reported quarterly earnings that were down 50% compared with the same quarter in 2007, due to trading losses and a slowdown in its investment banking business. This led the company's share price to decline almost 8% on concerns about the sustainability of its earnings. Moody's said it would likely cut its credit rating on the company. We maintain the overweight in Morgan Stanley for the same reasons that we continue to hold shares in Citigroup.

•  Our decision not to hold Exxon Mobil detracted from returns. The company is generally regarded as the most defensive stock in the energy sector, with a somewhat more diversified portfolio than its peers and a lower debt-to-capital ratio. Being the largest oil stock, it is also the most closely followed and, in our view, fairly valued of the oil majors, which is why we do not hold it.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-12.48%	9.32%	4.20%	4.60%
maximum sales charge	Class B(3)	-13.10	8.51	N/A	5.27
	Class C(4)	-13.12	8.51	N/A	5.17
	Class Y(5)	-12.29	9.64	4.52	6.89
After deducting maximum	Class A(2)	-17.29	8.09	3.61	4.06
sales charge	Class B(3)	-17.45	8.22	N/A	5.27
	Class C(4)	-13.98	8.51	N/A	5.17
MSCI World Free Index (net US)(6)		-10.39	12.32	4.46	7.57

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.37% and 1.27%; Class B—2.19% and 2.02%; Class C—2.16% and 2.02%; Class Y—1.01% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/11/01 and 11/27/01, respectively. Inception date of Class Y shares is 01/28/94. The inception return of the index is calculated as of 01/31/94, which is the closest month-end to the inception date of the oldest share class (Class Y).

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free Index (net US) is a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net US) over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Equity Fund Class A vs. MSCI World Free Index (net US)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Equity Fund Class Y vs. MSCI World Free Index (net US)

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten US equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Wyeth	2.3%
Intel Corp.	1.9
Halliburton Co.	1.8
Wells Fargo & Co.	1.7
Morgan Stanley	1.6
Citigroup, Inc.	1.4
Exelon Corp.	1.4
Symantec Corp.	1.4
Illinois Tool Works, Inc.	1.4
Sprint Nextel Corp	1.3
Total	16.2%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
United States	44.5%
United Kingdom	10.7
Japan	9.9
Switzerland	6.1
France	4.7
Total	75.9%

Top ten international equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Total SA	2.6%
ArcelorMittal	2.2
BP PLC	2.1
Roche Holding AG	2.0
Nestle SA	1.7
Vodafone Group PLC	1.5
Tullow Oil PLC	1.5
HSBC Holdings PLC	1.3
Honda Motor Co., Ltd.	1.3
Nomura Holdings, Inc.	1.3
Total	17.5%

(1)  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Equities US equities
Air freight & logistics	1.28%
Airlines	1.26
Beverages	0.47
Biotechnology	1.74
Building products	0.58
Capital markets	1.57
Commercial banks	1.67
Consumer finance	0.54
Diversified financial services	1.45
Electric utilities	1.41
Energy equipment & services	2.55
Food & staples retailing	1.30
Health care equipment & supplies	1.92
Health care providers & services	0.73
Household durables	0.78
Insurance	1.78
Internet software & services	0.55
Life sciences tools & services	0.56
Machinery	2.02
Media	2.17
Multi-utilities	1.95
Oil, gas & consumable fuels	1.98
Personal products	0.76
Pharmaceuticals	3.14
Road & rail	1.09
Semiconductors & semiconductor equipment	3.80
Software	2.08
Specialty retail	0.06
Textiles, apparel & luxury goods	0.82
Tobacco	1.14
Wireless telecommunication services	1.33
Total US equities	44.48
International equities
Automobiles	1.27
Capital markets	2.12
Chemicals	1.44
Commercial banks	4.90
Commercial services & supplies	1.04
Communications equipment	0.86
Construction materials	1.04
Diversified telecommunication services	0.87
Energy equipment & services	1.00
Food & staples retailing	2.49
Food products	2.49
Household durables	0.79%
Industrial conglomerates	0.82
Insurance	3.13
Machinery	1.11
Media	1.25
Metals & mining	3.38
Office electronics	1.25
Oil, gas & consumable fuels	6.20
Pharmaceuticals	2.76
Real estate management & development	1.40
Semiconductors & semiconductor equipment	0.71
Specialty retail	0.88
Tobacco	0.99
Trading companies & distributors	0.73
Wireless telecommunication services	2.57
Total international equities	47.49
Total equities	91.97
Investment companies
iShares MSCI EAFE Index Fund	0.52
SPDR Trust, Series 1	0.52
UBS Emerging Markets Equity Completion Relationship Fund	6.04
Total investment companies	7.08
Rights	0.00
Short-term investment	0.41
Investment of cash collateral from securities loaned	1.56
Total investments	101.02
Liabilities, in excess of cash and other assets	(1.02)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—91.97%
US equities—44.48%
Aflac, Inc.	49,000	$3,077,200
Allergan, Inc.	49,900	2,597,295
Analog Devices, Inc.	78,700	2,500,299
Burlington Northern Santa Fe Corp.	35,200	3,516,128
Cephalon, Inc.*	27,400	1,827,306
Chico's FAS, Inc.*	37,200	199,764
Citigroup, Inc.	277,600	4,652,576
Coach, Inc.*	90,800	2,622,304
Comcast Corp., Class A	208,200	3,949,554
Constellation Brands, Inc., Class A*	75,700	1,503,402
Covidien Ltd.	66,400	3,179,896
Discover Financial Services(1)	131,850	1,736,465
ENSCO International, Inc.	31,800	2,567,532
EOG Resources, Inc.	20,900	2,742,080
Estee Lauder Cos., Inc.	52,800	2,452,560
Exelon Corp.	50,300	4,524,988
FedEx Corp.	52,100	4,104,959
Fortune Brands, Inc.	40,300	2,515,123
Genzyme Corp.*	52,300	3,766,646
Halliburton Co.	106,400	5,646,648
Illinois Tool Works, Inc.	92,000	4,370,920
Intel Corp.	284,100	6,102,468
Intuit, Inc.*	82,000	2,260,740
Masco Corp.(1)	118,900	1,870,297
Medco Health Solutions, Inc.*	49,900	2,355,280
Medtronic, Inc.	57,600	2,980,800
Millipore Corp.*	26,600	1,805,076
Morgan Stanley	140,100	5,053,407
News Corp., Class A	198,000	2,977,920
NiSource, Inc.(1)	192,900	3,456,768
PACCAR, Inc.	51,200	2,141,696
Peabody Energy Corp.(1)	41,100	3,618,855
Philip Morris International, Inc.	74,400	3,674,616
Principal Financial Group, Inc.	63,400	2,660,898
R.H. Donnelley Corp.*	20,300	60,900
Sempra Energy	49,600	2,799,920
Southwest Airlines Co.	310,000	4,042,400
Sprint Nextel Corp.	449,053	4,266,003
Symantec Corp.*	228,465	4,420,798
SYSCO Corp.	151,500	4,167,765
Wells Fargo & Co.	225,700	5,360,375
Wyeth	156,700	7,515,332
Xilinx, Inc.	144,000	3,636,000
Yahoo!, Inc.*	85,900	1,774,694
Total US equities (cost $132,688,990)		143,056,653
International equities—47.49%
Australia—1.08%
QBE Insurance Group Ltd.	161,842	3,475,356
Austria—0.87%
Telekom Austria AG	128,608	2,790,269

	Shares	Value
Finland—0.86%
Nokia Oyj	113,983	$2,779,844
France—4.74%
AXA SA	124,838	3,706,956
Technip SA	34,648	3,207,085
Total SA	97,686	8,336,053
		15,250,094
Germany—1.71%
Muenchener Rueckversicherungs- Gesellschaft AG	16,459	2,883,178
Siemens AG	23,671	2,628,196
		5,511,374
Hong Kong—3.00%
Bank of East Asia Ltd.	420,800	2,285,534
Esprit Holdings Ltd.	273,900	2,845,349
New World Development Ltd.	818,000	1,665,952
Sun Hung Kai Properties Ltd.	210,000	2,849,466
		9,646,301
Ireland—2.16%
Bank of Ireland	410,644	3,570,832
CRH PLC	114,096	3,359,239
		6,930,071
Japan—9.91%
Canon, Inc.(1)	78,500	4,036,446
Honda Motor Co., Ltd.	120,500	4,096,671
Japan Tobacco, Inc.	743	3,169,741
Komatsu Ltd.	127,700	3,559,749
Matsushita Electric Industrial Co., Ltd.	118,000	2,544,804
Nitto Denko Corp.	57,400	2,205,509
Nomura Holdings, Inc.	274,000	4,058,973
NTT DoCoMo, Inc.	2,366	3,475,971
Shionogi & Co., Ltd.	121,000	2,387,296
Sumitomo Corp.	177,600	2,333,211
		31,868,371
Jersey (Channel Islands)—0.25%
Experian Group Ltd.	109,124	812,378
Luxembourg—2.20%
ArcelorMittal	71,508	7,070,386
Netherlands—1.96%
ASML Holding NV	92,732	2,284,929
Koninklijke Ahold NV	299,899	4,032,383
		6,317,312
Norway—1.18%
Norsk Hydro ASA	259,400	3,789,240
Spain—0.74%
Banco Santander SA	130,082	2,390,105

UBS Global Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Switzerland—6.10%
Adecco SA	51,030	$2,532,643
Credit Suisse Group AG	60,181	2,762,947
Givaudan SA	2,710	2,422,035
Nestle SA	119,220	5,387,103
Roche Holding AG	36,123	6,506,419
		19,611,147
United Kingdom—10.73%
Associated British Foods PLC	173,181	2,616,450
Barclays PLC	570,613	3,313,117
BP PLC	588,415	6,835,891
British Sky Broadcasting Group PLC	427,031	4,014,746
HSBC Holdings PLC	272,714	4,213,916
Tesco PLC	539,052	3,965,214
Tullow Oil PLC	250,778	4,770,341
Vodafone Group PLC	1,609,172	4,780,599
		34,510,274
Total international equities (cost $141,835,642)		152,752,522
Total equities (cost $274,524,632)		295,809,175
	Number of rights
Rights—0.00%
United Kingdom—0.00%
Barclays PLC, expires 07/17/08*,(2) (cost $0)	122,274	0

	Shares/ Units	Value
Investment companies—7.08%
iShares MSCI EAFE Index Fund	24,200	$1,662,540
SPDR Trust, Series 1	13,000	1,663,740
UBS Emerging Markets Equity Completion Relationship Fund(3)	1,336,404	19,440,931
Total investment companies (cost $15,925,621)		22,767,211
Short-term investment—0.41%
Other—0.41%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(3),(4) (cost $1,305,737)	1,305,737	1,305,737
Investment of cash collateral from securities loaned—1.56%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(3),(4) (cost $5,017,110)	5,017,110	5,017,110
Total investments—101.02% (cost $296,773,100)		324,899,233
Liabilities, in excess of cash and other assets—(1.02)%		(3,277,743)
Net assets—100.00%		$321,621,490

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $300,811,678; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$46,211,378
Gross unrealized depreciation	(22,123,823)
Net unrealized appreciation	$24,087,555

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2008.

(2)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.

(3)  Investment in affiliated mutual fund.

(4)  The rate shown reflects the yield at June 30, 2008.

UBS Global Equity Fund—Portfolio of investments

June 30, 2008

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Canadian Dollar	3,925,000	USD	3,830,498	10/03/08	$(14,425)
Euro	20,905,000	USD	32,609,545	10/03/08	(146,639)
Euro	2,130,000	USD	3,363,973	10/03/08	26,462
Great Britain Pound	4,140,000	USD	8,114,551	10/03/08	(72,658)
Great Britain Pound	8,585,000	USD	17,011,984	10/03/08	34,403
Hong Kong Dollar	38,830,000	USD	5,006,241	10/03/08	17,322
Hong Kong Dollar	15,905,000	USD	2,041,175	10/03/08	(2,316)
Japanese Yen	179,600,000	USD	1,698,991	10/03/08	(1,158)
Japanese Yen	695,400,000	USD	6,637,749	10/03/08	54,879
Norwegian Krone	16,530,000	USD	3,209,169	10/03/08	(5,919)
Swedish Krona	10,830,000	USD	1,787,968	10/03/08	(936)
Swedish Krona	37,780,000	USD	6,326,507	10/03/08	85,992
Swiss Franc	3,495,000	USD	3,483,726	10/03/08	60,008
Swiss Franc	2,190,000	USD	2,089,910	10/03/08	(55,424)
United States Dollar	527,509	CAD	540,000	10/03/08	1,474
United States Dollar	3,336,475	CAD	3,385,000	10/03/08	(20,535)
United States Dollar	15,250,031	CHF	15,210,000	10/03/08	(350,245)
United States Dollar	1,790,754	CHF	1,875,000	10/03/08	46,005
United States Dollar	1,711,609	DKK	8,220,000	10/03/08	14,927
United States Dollar	8,616,651	EUR	5,580,000	10/03/08	126,689
United States Dollar	24,525,718	JPY	2,438,500,000	10/03/08	(1,442,125)
United States Dollar	1,719,375	JPY	183,600,000	10/03/08	18,639
United States Dollar	1,694,637	NOK	8,770,000	10/03/08	11,129
United States Dollar	21,331,662	SEK	128,510,000	10/03/08	(104,333)
United States Dollar	5,806,791	SGD	7,975,000	10/03/08	80,602
Net unrealized depreciation on forward foreign currency contracts					$(1,638,182)

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS International Equity Fund (the "Fund") declined 13.93% (Class A shares declined 18.68% after the deduction of the maximum sales charge), while Class Y shares declined 13.63%. The Fund's benchmark, the MSCI World Free ex USA Index (net US) (the "Index"), declined 8.75% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 67; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund lagged the Index largely due to stock selection. Industry weights were negative performance contributors, as well.

Portfolio performance summary(1)

What worked

•  Within financials, stock selection was the largest positive contribution to performance. We are seeing greater opportunities within financials, as there appears to be a high level of dispersion between what we believe are overpriced and underpriced stocks in this sector. Within diversified financials, not holding Fortis or Deutsche Bank were positive contributors to performance. The Fund is overweight banks in general, but underweight to banks in the commercial and mortgage finance areas. The Fund benefited from its holdings in ABN Amro(2) and Banco Santander, and also the avoidance of HBOS and Societe Generale. However, the Fund's overweights in Barclays and Bank of Ireland, two banks in which we see significant opportunity, detracted from performance for the period. We are cautious on, and underweight, regional banks.

•  An underweight to, and stock selection in, real estate was one of the top contributors during the period, with the overweight in Sun Hung Kai Properties adding to the Fund's returns.

•  The Fund's stock positions in, and overweight to, the telecom sector added to returns.

•  Our research indicates that the market is overly concerned about the risks associated with greater competition—for example from VoIP (Voice over Internet Protocol)—and further regulation in the industry, such as the European Commission's pledge to lower mobile roaming charges. We believe the impact of any such developments will be slow to take effect. We also expect consolidation to continue, with increasing integration of wireless and wireline capabilities, and the buyout of smaller firms.

•  At the stock level, we remain focused on companies that generate high free cash flow, and have strong market positions and acceptable debt loads. The Fund's telecom holdings generated good results, notably due to overweights in Vodafone and France Telecom(2). Our avoidance of Deutsche Telekom and Telecom Italia also helped.

•  Stock selection in the health care sector enhanced the Fund's performance, as well. In particular, our holdings in the pharmaceuticals and biotechnology group outperformed. These included overweights to Roche and Novartis. While concerns about pricing pressure, generic drugs and regulations have hurt the sector, we are finding what we believe are attractive stocks within health care. Specifically, these are companies with strong product pipelines, the ability to acquire growth by buying into niche companies and drugs, and good cost controls. We continue to prefer companies with unique or non-commodity product concentrations, such as in biologics (for example, vaccines). We seek to avoid companies that we believe have too much generic exposure or significant patent expiry risk.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  As of June 30, 2008, this position was not held in the Fund's portfolio.

UBS International Equity Fund

What didn't work

•  Stock selection and an underweight to the materials group held back Fund performance.

•  This group was one of the strongest performers for the period, so Fund performance suffered from our underweight. We maintain our position, however, as we view most materials stocks as expensive. We believe the current supply-demand imbalance will eventually correct. We expect commodity prices to decline as capacity additions are recognized and speculative flows leave the market. While we are finding select opportunities in oil services, steel and aluminum, we remain underweighted in metals and mining, with the exception of a few low-cost producers and market leaders.

•  Among materials stocks, we saw disappointing performance from an overweight in CRH, and from not holding Potash and Anglo American. However, these negative returns were partially offset by our overweight in ArcelorMittal, one of the world's largest steel companies, which contributed positively to performance over the period.

•  An underweight to, and stock selection in, energy further detracted from performance.

•  This group posted strong performance on the back of record-high energy prices. While our underweight detracted from performance, we believe our willingness to focus on fundamental value in stocks outside of this sector ultimately will be rewarded. We do see some pockets of opportunity in energy services stocks.

•  Our decision not to hold Royal Dutch Shell, BG Group and Encana cost us relative performance. We believe Royal Dutch Shell's earnings will fail to match forecasts for future growth. The problems surrounding the company's reserve shortages, and the fact that they will need to spend billions to catch up with BP's longer reserve life added further substance to our large underweight position. Canadian Natural Resources(2) was negative for the period, as well. These losses were partially offset by overweights in Total, BP, TransCanada and Technip, which performed well over the period.

•  The information technology sector detracted from performance.

•  Poor stock selection within technology hardware and equipment included overweights in HOYA, Nokia and Ericsson.(2) Not owning Research in Motion was a large detractor within this subsector.

•  Positions in semiconductors and semiconductor equipment hurt as well, particularly ASML and ST Microelectronics.(2) Nonetheless, we believe valuations are attractive in this area. In addition, companies in this group are beginning to embrace the concept of stock buybacks.

•  Stock selection in software and services was negative, notably due to not holding Nintendo.

•  The Fund had negative stock selection in the industrials sector. Decisions to overweight capital goods stocks such as Wolselely, Siemens and Man Ag, and transportation names such as Qantas, were negative for the period. We believe transportation companies will maintain pricing power even as materials and energy prices normalize. The potential for long-term demand remains strong, in our view, and several companies have made significant operating improvements.

(2)  As of June 30, 2008, this position was not held in the Fund's portfolio.

UBS International Equity Fund

Portfolio Highlights

•  BP was our strongest performer during the period, largely due to the rise in oil prices. Although we expect oil to fall, an investment case for BP can be made on the basis that its assets and cash flow would still be very valuable, even if oil prices halved. BP has significant asset backing, with a resource base of approximately three barrels of oil for every share in issue. The company is carrying on with its aggressive share buyback program, which is value-enhancing.

•  An overweight to ArcelorMittal gained during the period. The company benefited from the announcement that Severstal will buy ArcelorMittal's steel plant in Baltimore for US$810 million. In addition, the company received approval from the Russian anti-monopoly agency at the end of February to purchase three coal mines in Siberia.

•  Shares of Total rose for the year. It was announced in the middle of June that Total is in a partnership with Saudi Aramco, the Saudi Arabian national oil company, to build a refinery in Jubail by 2012 that will be capable of producing 400,000 barrels of high-quality oil per day. Total also benefited from oil prices, which continued to rise in June. Total's management is well-regarded, exhibits strong capital discipline in its use of cash and has a good record in mergers and acquisitions, as evidenced by the successful integration of Total, Petrofina and Elf early in the decade.

•  Toward the end of June, Wolseley's stock price reached its lowest point since September 2001. Analysts said the company required a cash call and that its current financial structure could not be maintained. Wolseley has been struggling recently on ongoing concerns about the housing market, global credit crunch, the weak US dollar and the construction sector as a whole, but we maintain our overweight position. We believe the company has a strong business model, and that management has a strategy for the declining macro picture, including cost-cutting, asset disposals and tightening its management of working capital.

•  CRH's share price suffered throughout the year. The company revealed in May that it would miss its earnings growth target, leading to further declines in June. CRH is being affected by ongoing trouble in the US housing market and also the US non-residential construction market. Its earnings disappointed the market, which had expected the company to report earnings growth for the sixteenth year in a row. However, we continue to like the stock, as it is a well-diversified building materials group with a strong management team and an excellent track record of organic growth and bolt-on acquisitions.

•  Shares of ASML declined in June when the company was the subject of the rumor that it would revise its margin target down by 2% to 4% for the second quarter. ASML said it is company policy not to comment on rumors. We continue to find ASML attractively valued and believe the company is one of the highest quality businesses in information technology. In addition, we believe its mid-term prospects are strong, and that it will continue to gain market share.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-13.93%	12.84%	4.17%	4.20%
maximum sales charge	Class B(3)	-14.55	12.00	N/A	8.20
	Class C(4)	-14.51	12.04	N/A	8.05
	Class Y(5)	-13.63	13.12	4.40	5.89
After deducting maximum	Class A(2)	-18.68	11.56	3.58	3.67
sales charge	Class B(3)	-18.38	11.75	N/A	8.20
	Class C(4)	-15.27	12.04	N/A	8.05
MSCI World Free ex USA Index (net US)(6)		-8.75	17.35	6.33	7.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.42% and 1.30%; Class B—2.29% and 2.05%; Class C—2.20% and 2.05%; Class Y—1.20% and 1.05%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total expenses of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

(1)  Inception date of UBS International Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 02/12/02 and 01/25/02, respectively. Inception date of Class Y shares and the index is 08/31/93.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free ex USA Index (net US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of non-US developed markets. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net US) over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Equity Fund Class A vs. MSCI World Free ex USA Index (net US)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS International Equity Fund Class Y vs. MSCI World Free ex USA Index (net US)

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten international equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Total SA	3.8%
BP PLC	3.4
Roche Holding AG	3.2
Vodafone Group PLC	3.1
Nestle SA	2.8
Novartis AG	2.7
Honda Motor Co., Ltd.	1.9
Banco Santander SA	1.7
Suez SA	1.7
Siemens AG	1.6
Total	25.9%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Japan	17.1%
United Kingdom	15.9
Switzerland	13.0
Germany	9.7
France	7.9
Total	63.6%

(1)  Figures represent the direct investments of the UBS International Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS International Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

International equities
Aerospace & defense	0.63%
Air freight & logistics	0.57
Airlines	0.87
Automobiles	3.24
Capital markets	2.51
Chemicals	3.40
Commercial banks	13.43
Commercial services & supplies	0.94
Communications equipment	1.30
Construction & engineering	0.29
Construction materials	1.14
Diversified telecommunication services	1.82
Electric utilities	1.60
Electronic equipment & instruments	0.57
Energy equipment & services	0.88
Food & staples retailing	2.07
Food products	3.85
Gas utilities	1.77
Health care equipment & supplies	1.11
Household products	1.31
Industrial conglomerates	1.64
Insurance	5.83
Machinery	2.36
Marine	0.94
Media	2.08%
Metals & mining	4.69
Multi-utilities	1.67
Office electronics	1.59
Oil, gas & consumable fuels	7.20
Pharmaceuticals	5.86
Real estate management & development	2.12
Road & rail	0.98
Semiconductors & semiconductor equipment	1.34
Software	0.83
Specialty retail	1.35
Tobacco	1.35
Trading companies & distributors	2.25
Wireless telecommunication services	4.02
Total international equities	91.40
Investment companies
iShares MSCI EAFE Index Fund	1.55
UBS Emerging Markets Equity Completion Relationship Fund	6.01
Total investment companies	7.56
Rights	0.00
Investment of cash collateral from securities loaned	4.68
Total Investments	103.64
Liabilities, in excess of cash and other assets	(3.64)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS International Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS International Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
International equities—91.40%
Australia—4.97%
BHP Billiton Ltd.	54,560	$2,285,682
National Australia Bank Ltd.	41,216	1,047,060
Orica Ltd.	59,584	1,673,622
Qantas Airways Ltd.	393,437	1,146,592
QBE Insurance Group Ltd.	58,058	1,246,724
		7,399,680
Austria—0.85%
Telekom Austria AG	58,278	1,264,395
Canada—4.44%
Canadian National Railway Co.	30,300	1,455,422
Manulife Financial Corp.(1)	31,500	1,101,589
Toronto-Dominion Bank(1)	31,000	1,953,271
TransCanada Corp.(1)	54,400	2,107,286
		6,617,568
Finland—1.30%
Nokia Oyj	79,479	1,938,352
France—7.85%
AXA SA	43,092	1,279,579
BNP Paribas	10,267	930,127
Suez SA	36,470	2,482,849
Technip SA	14,156	1,310,307
Total SA	66,641	5,686,822
		11,689,684
Germany—9.65%
Allianz SE	8,869	1,562,549
Daimler AG	31,271	1,933,936
Deutsche Postbank AG	9,078	796,970
E.ON AG	10,266	2,071,327
Henkel AG & Co KGaA, Preference shares	31,668	1,261,949
MAN AG	7,405	822,062
Metro AG	19,142	1,221,799
Muenchener Rueckversicherungs- Gesellschaft AG	5,870	1,028,267
SAP AG(1)	23,550	1,233,224
Siemens AG	21,931	2,435,004
		14,367,087
Greece—0.92%
Alpha Bank AE	45,438	1,373,565
Hong Kong—2.42%
Esprit Holdings Ltd.	130,400	1,354,632
New World Development Ltd.	376,000	765,767
Sun Hung Kai Properties Ltd.	109,000	1,479,009
		3,599,408
Ireland—2.42%
Bank of Ireland	165,604	1,440,040
CRH PLC	57,696	1,698,698
Irish Life & Permanent PLC	30,077	313,015
Ryanair Holdings PLC*	34,228	150,893
		3,602,646

	Shares	Value
Italy—1.83%
Intesa Sanpaolo SpA	257,263	$1,469,311
UniCredit SpA	203,970	1,248,434
		2,717,745
Japan—17.13%
Bank of Yokohama Ltd.	148,000	1,023,045
Canon, Inc.(1)	46,000	2,365,306
Honda Motor Co., Ltd.	84,900	2,886,368
HOYA Corp.(1)	37,000	855,441
Japan Tobacco, Inc.	472	2,013,618
Kao Corp.	26,000	681,923
Komatsu Ltd.	58,100	1,619,589
Mitsubishi Corp.	72,000	2,373,217
Mitsui Fudosan Co., Ltd.	43,000	919,245
Mitsui OSK Lines Ltd.	98,000	1,396,374
Mitsui Sumitomo Insurance Group Holdings, Inc.*	29,500	1,016,810
Nitto Denko Corp.	23,200	891,425
Nomura Holdings, Inc.	89,800	1,330,276
NTT DoCoMo, Inc.	948	1,392,739
Shin-Etsu Chemical Co., Ltd.	17,900	1,109,215
Sumitomo Mitsui Financial Group, Inc.	244	1,836,003
Sumitomo Trust & Banking Co., Ltd.	181,000	1,264,793
Tokyo Gas Co., Ltd.	130,000	523,991
		25,499,378
Jersey (Channel Islands)—0.35%
Experian Group Ltd.	69,157	514,842
Luxembourg—1.56%
ArcelorMittal	23,525	2,326,045
Netherlands—2.48%
ASML Holding NV	80,925	1,994,004
Reed Elsevier NV	50,703	854,972
TNT NV	24,624	842,068
		3,691,044
Norway—1.01%
Norsk Hydro ASA	103,000	1,504,594
Singapore—0.98%
Singapore Telecommunications Ltd.	546,000	1,452,736
Spain—1.72%
Banco Santander SA	139,309	2,559,640
Sweden—0.72%
Sandvik AB	78,500	1,075,352
Switzerland—12.95%
Adecco SA	17,742	880,544
Credit Suisse Group AG	52,553	2,412,741
Givaudan SA	1,546	1,381,722
Nestle SA	93,860	4,241,180
Novartis AG	72,884	4,013,240
Roche Holding AG	26,130	4,706,495

UBS International Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
International equities—(concluded)
Switzerland—(concluded)
Straumann Holding AG	2,247	$538,462
Synthes, Inc.	8,068	1,112,010
		19,286,394
United Kingdom—15.85%
Associated British Foods PLC	99,031	1,496,178
Balfour Beatty PLC	51,662	437,338
Barclays PLC	310,716	1,804,093
BP PLC	433,176	5,032,407
British Sky Broadcasting Group PLC	239,077	2,247,690
Cobham PLC	239,117	942,092
Kingfisher PLC	294,474	658,693
Prudential PLC	106,513	1,130,802
Rio Tinto PLC	7,265	869,550
Scottish & Southern Energy PLC	10,932	305,502
Standard Chartered PLC	43,144	1,228,890
Tesco PLC	253,468	1,864,486
Vodafone Group PLC	1,546,246	4,593,656
Wolseley PLC	130,457	978,338
		23,589,715
Total international equities (cost $114,033,081)		136,069,870
	Number of rights
Rights—0.00%
United Kingdom—0.00%
Barclays PLC, expires 07/17/08*,(2) (cost $0)	66,581	0

	Shares/ Units	Value
Investment companies—7.56%
iShares MSCI EAFE Index Fund	33,600	$2,308,320
UBS Emerging Markets Equity Completion Relationship Fund(3) (cost $8,101,359)	614,643	8,941,330
		11,249,650
Investment of cash collateral from securities loaned—4.68%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(3),(4) (cost $6,962,760)	6,962,760	6,962,760
Total investments—103.64% (cost $129,097,200)		154,282,280
Liabilities, in excess of cash and other assets—(3.64)%		(5,413,022)
Net assets—100.00%		$148,869,258

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $131,439,630; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$30,762,547
Gross unrealized depreciation	(7,919,897)
Net unrealized appreciation	$22,842,650

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2008.

(2)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.

(3)  Investment in affiliated mutual fund.

(4)  The rate shown reflects the yield at June 30, 2008.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

UBS International Equity Fund—Portfolio of investments

June 30, 2008

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	5,770,000	USD	5,322,803	10/03/08	$(141,195)
Canadian Dollar	1,055,000	USD	1,060,243	10/03/08	26,767
Canadian Dollar	1,260,000	USD	1,229,663	10/03/08	(4,631)
Euro	12,535,000	USD	19,544,507	10/03/08	(96,668)
Euro	1,175,000	USD	1,855,713	10/03/08	14,597
Great Britain Pound	440,000	USD	865,441	10/03/08	(4,697)
Great Britain Pound	5,105,000	USD	10,116,037	10/03/08	20,457
Hong Kong Dollar	9,265,000	USD	1,189,028	10/03/08	(1,349)
Japanese Yen	6,100,000	USD	56,920	07/01/08	(527)
Japanese Yen	90,700,000	USD	858,009	10/03/08	(585)
Japanese Yen	473,500,000	USD	4,600,950	10/03/08	118,653
Norwegian Krone	3,270,000	USD	634,035	10/03/08	(1,981)
Norwegian Krone	5,130,000	USD	1,004,813	10/03/08	7,027
Singapore Dollar	1,100,000	USD	811,510	10/03/08	(544)
Swedish Krona	6,180,000	USD	1,006,613	10/03/08	(14,201)
Swedish Krona	23,220,000	USD	3,888,340	10/03/08	52,852
Swiss Franc	780,000	USD	774,352	10/03/08	(19,740)
Swiss Franc	3,395,000	USD	3,390,496	10/03/08	64,738
United States Dollar	931,654	AUD	990,000	10/03/08	5,843
United States Dollar	1,320,197	CAD	1,340,000	10/03/08	(7,535)
United States Dollar	4,180,797	CHF	4,175,000	10/03/08	(90,947)
United States Dollar	1,801,375	DKK	8,600,000	10/03/08	4,976
United States Dollar	2,553,171	EUR	1,615,000	10/03/08	(22,617)
United States Dollar	5,698,678	EUR	3,680,000	10/03/08	67,538
United States Dollar	5,114,609	GBP	2,635,000	10/03/08	96,332
United States Dollar	390,125	HKD	3,025,000	10/03/08	(1,469)
United States Dollar	13,746,939	JPY	1,363,300,000	10/03/08	(841,521)
United States Dollar	1,126,475	JPY	120,100,000	10/03/08	10,429
United States Dollar	1,623,141	NOK	8,400,000	10/03/08	10,660
United States Dollar	11,792,384	SEK	71,050,000	10/03/08	(56,319)
United States Dollar	2,399,169	SGD	3,295,000	10/03/08	33,302
Net unrealized depreciation on forward foreign currency contracts					$(772,355)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 18.49% (Class A shares declined 22.96% after the deduction of the maximum sales charge), while Class Y shares declined 18.34%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 12.36% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 78; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Our process is grounded in the belief that, over time, discrepancies between price and intrinsic value create exploitable investment opportunities. However, there are times when these identified opportunities place us at odds with whatever the short-term, headline-driven investment view may be. We are seeing this today with our positions in financials and energy—presently, the two biggest detractors from the Fund's performance over the reporting period.

Portfolio performance summary(1)

What worked

•  Stock selection contributed positively to returns. During the period, Peabody Energy, BorgWarner, Bank of New York Mellon and Wells Fargo were among our top stock specific contributors. (For details, see "Portfolio Highlights.")

•  Our bottom-up fundamental research resulted in some industry weights that contributed positively to returns. These included an overweight to railroads, as well as underweights to specialty retailers and defense and aerospace stocks relative to the Index.

•  The Fund's overweight to railroads was the largest positive contributor to performance. Burlington Northern—the Fund's sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market.

  Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern's pricing power, and may be skeptical of the company's ability to control labor costs. We believe the market also had been focusing on recent weaker utilization of railroads relative to trucking, rather than Burlington's long-term trend of solid volume growth.

•  The Fund benefited from an underweight to specialty retailers. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, we benefited from reduced exposure to these stocks.

•  The Fund underweighted defense and aerospace companies. Our stock-specific research found few opportunities in this sector. The Fund benefited from avoiding these companies, which declined

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

during the period as concerns over future defense spending initiatives and the allocation of that spending dampened investors enthusiasm.

What didn't work

•  An underweight to the strongly performing energy sector, particularly energy reserves, had a negative impact on performance. Our underweight to energy reserves is a key position in the portfolio. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008 due in part to speculation and the rampant growth of passive commodity investments. In addition, fear of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. We do see pockets of relative value within the sector—as noted in the "What worked" section of this letter—but, overall, we are maintaining our underweight.

•  Within financials, our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We are finding very attractive valuations within financials. In fact, according to our research, the sector as a whole now appears to be more than 40% underpriced, a degree of mispricing that we have only seen during the latter part of 1990 and at the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe the environment will eventually improve and could be reflected in stock prices more quickly than the market expects. We believe the Fund is well-positioned to benefit from this opportunity.

•  An overweight to motor vehicles and parts was a negative contributor to relative returns. The Fund's overweight to this sector had more to do with company-specific opportunities within the industry, than a broader sector-based theme. We identified companies in this space that we believe are well-positioned because they have diversified their client base away from US auto makers. Additionally, an industry focus on improving engine efficiency during this period of rising energy prices has attracted a lot of positive attention toward these companies.

•  Several stock selection decisions in some areas detracted from performance. During the period, holdings such as Fifth Third Bancorp, FedEx, R. H. Donnelley and Cummins Inc. underperformed. (For details, see "Portfolio Highlights.")

Portfolio Highlights

•  Peabody Energy posted strong performance. The St. Louis-based company is the world's largest private-sector coal producer. Soaring oil prices and global coal shortages powered the company's most recent run-up. The company was given an additional boost when the chief economist for the International Energy Agency stated that coal will be the world's biggest energy source for the next 25 years.

•  Shares of BorgWarner outperformed the auto sector during the period. The company engages in the manufacture and sale of engineered automotive systems and components primarily for power train applications worldwide. While the stock has been impacted by the depressed automotive industry, the news of a breakthrough in the turbo technology to improve diesel emissions was a positive indicator during the month of June. We maintain our current position and believe management will successfully guide the company.

UBS U.S. Equity Alpha Fund

•  Bank of New York Mellon, which we held long, outperformed the Banking sector for the year. BNY Mellon continues to provide a wide array of products and services, and recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. The merger with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•  Shares of Wells Fargo, another long position, fell during the period, but outperformed the depressed banking sector. We believe the bank will experience strong revenue growth for several years to come which, in turn, should drive profitability enhancement and earnings growth to above-market levels. Wells Fargo also excels in the execution of its primary business strategy: cross-selling to its current customer base. In our view, profitability will also continue to be enhanced via expense reductions and share repurchases.

•  Among the Fund's short positions, Sears Holding Corp. was one of the top contributors to performance over the period. Retail sales posted their steepest drop in nearly two years in June, indicating that the housing market slump and soaring gasoline costs are depressing consumer spending. We continue to short the stock and believe the company has been losing market share for a long time. The perception of the company's Kenmore and Craftsman brands has declined, and competitors are proving they can sell large quantities of appliances while providing similar service levels.

•  Shares of Fifth Third Bancorp, which we held long, traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it was cutting its quarterly dividend to 15 cents from 44 cents, and plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains, in our opinion, a very underpriced stock. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, producing revenue and earnings growth above other regional competitors. We believe this will be achieved through a superior sales culture that has proven effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•  Shares of long position FedEx were battered significantly by the current surge in crude oil prices, but we viewed this as a buying opportunity. Our research indicates that the company's superior management will help guide revenue margins; over a normalized period, we believe the company will continue to gain US market share and enjoy sustained revenue growth internationally. For these reasons, we maintain an overweight position.

•  The Fund's position in R. H. Donnelley, a long position, detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts' expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, as well as the company's announcement that the head of its Internet business was leaving the firm. We have since sold the position, and it is no longer in the Fund's portfolio.

UBS U.S. Equity Alpha Fund

•  Among the Fund's short positions, Cummins was one of the largest detractors from performance for the period. The company has made some structural improvements to its business and restored its balance sheet to an investment grade level. However, its end markets are still highly cyclical and will, in our opinion, eventually correct to a more normalized level. As a result, we continue to short this stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-18.49%	-3.26%
maximum sales charge	Class C(3)	-19.11	-3.97
	Class Y(4)	-18.34	-3.09
After deducting maximum	Class A(2)	-22.96	-6.32
sales charge	Class C(3)	-19.87	-3.97
Russell 1000 Index(5)		-12.36	0.23

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.95% and 1.90%; Class C—2.74% and 2.66%; Class Y—1.69% and 1.69%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is 09/26/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Alpha Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2008. The performance of Class C shares will vary based upon the class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Equity Alpha Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Equity Alpha Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2008

Percentage of net assets
Intel Corp.	3.8%
Wells Fargo & Co.	3.6
Wyeth	3.6
ConocoPhillips	3.6
General Electric Co.	3.1
Burlington Northern Santa Fe Corp.	2.9
FedEx Corp.	2.9
Halliburton Co.	2.9
Comcast Corp., Class A	2.9
Citigroup, Inc.	2.9
Total	32.2%

*  Only long positions are considered for top ten holdings.

(1)  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Equities
Air freight & logistics	2.90%
Airlines	0.77
Auto components	4.86
Automobiles	0.86
Beverages	1.20
Biotechnology	3.08
Building products	1.47
Capital markets	3.42
Commercial banks	6.26
Computers & peripherals	2.89
Consumer finance	1.21
Diversified financial services	2.87
Diversified telecommunication services	1.57
Electric utilities	3.68
Electronic equipment & services	0.73
Energy equipment & services	5.54
Food & staples retailing	1.44
Food products	0.45
Health care equipment & supplies	2.33
Health care providers & services	2.61
Hotels, restaurants & leisure	4.89
Household durables	1.43
Industrial conglomerates	3.11
Insurance	6.46
Life sciences tools & services	0.82
Machinery	5.38
Media	7.48
Multi-utilities	1.88
Multiline retail	0.58
Oil, gas & consumable fuels	8.15
Pharmaceuticals	10.45
Road & rail	3.71
Semiconductors & semiconductor equipment	9.20
Software	5.45
Specialty retail	0.20
Textiles, apparel & luxury goods	1.00
Thrifts & mortgage finance	1.14
Wireless telecommunication services	2.41
Total equities	123.88
Investment company
SPDR Trust, Series 1	1.84
Total investments before investments sold short	125.72
Investments sold short Equities sold short
Aerospace & defense	(1.17)%
Air freight & logistics	(1.33)
Beverages	(1.01)
Biotechnology	(0.62)
Capital markets	(1.56)
Commercial banks	(0.61)
Diversified financial services	(0.37)
Electronic equipment & services	(0.54)
Food & staples retailing	(0.59)
Food products	(1.00)
Health care equipment & supplies	(0.55)
Health care providers & services	(1.08)
Hotels, restaurants & leisure	(1.21)
Household durables	(0.63)
Insurance	(0.55)
Internet software & services	(0.67)
Machinery	(1.74)
Multiline retail	(0.42)
Oil, gas & consumable fuels	(2.20)
Pharmaceuticals	(1.49)
Road & rail	(0.88)
Semiconductors & semiconductor equipment	(0.96)
Software	(1.65)
Specialty retail	(2.81)
Tobacco	(0.58)
Total investments sold short	(26.22)
Total investments, net of investments sold short	99.50
Cash and other assets, less liabilities	0.50
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—123.88%
Air freight & logistics—2.90%
FedEx Corp.(1)	46,200	$3,640,098
Airlines—0.77%
Southwest Airlines Co.(1)	73,600	959,744
Auto components—4.86%
BorgWarner, Inc.(1)	72,300	3,208,674
Johnson Controls, Inc.(1)	100,300	2,876,604
		6,085,278
Automobiles—0.86%
Harley-Davidson, Inc.(1)	29,700	1,076,922
Beverages—1.20%
Constellation Brands, Inc., Class A*(1)	75,500	1,499,430
Biotechnology—3.08%
Cephalon, Inc.*(1)	8,500	566,865
Genzyme Corp.*(1)	45,800	3,298,516
		3,865,381
Building products—1.47%
Masco Corp.(1)	117,200	1,843,556
Capital markets—3.42%
Bank of New York Mellon Corp.(1)	46,206	1,747,973
Morgan Stanley(1)	70,300	2,535,721
		4,283,694
Commercial banks—6.26%
City National Corp.(1)	13,000	546,910
Fifth Third Bancorp(1)	115,200	1,172,736
SunTrust Banks, Inc.(1)	43,600	1,579,192
Wells Fargo & Co.(1)	191,500	4,548,125
		7,846,963
Computers & peripherals—2.89%
Dell, Inc.*	65,200	1,426,576
Lexmark International, Inc., Class A*(1)	17,500	585,025
NetApp, Inc.*(1)	74,300	1,609,338
		3,620,939
Consumer finance—1.21%
Discover Financial Services(1)	114,750	1,511,257
Diversified financial services—2.87%
Citigroup, Inc.(1)	214,500	3,595,020
Diversified telecommunication services—1.57%
AT&T, Inc.(1)	58,500	1,970,865
Electric utilities—3.68%
American Electric Power Co., Inc.(1)	29,800	1,198,854
Exelon Corp.(1)	24,500	2,204,020
Pepco Holdings, Inc.(1)	47,000	1,205,550
		4,608,424

	Shares	Value
Electronic equipment & instruments—0.73%
Jabil Circuit, Inc.	56,100	$920,601
Energy equipment & services—5.54%
Baker Hughes, Inc.(1)	38,100	3,327,654
Halliburton Co.(1)	68,100	3,614,067
		6,941,721
Food & staples retailing—1.44%
SYSCO Corp.(1)	65,400	1,799,154
Food products—0.45%
Dean Foods Co.*(1)	28,600	561,132
Health care equipment & supplies—2.33%
Covidien Ltd.(1)	27,400	1,312,186
Medtronic, Inc.(1)	31,100	1,609,425
		2,921,611
Health care providers & services—2.61%
DaVita, Inc.*(1)	12,000	637,560
Medco Health Solutions, Inc.*(1)	43,900	2,072,080
UnitedHealth Group, Inc.(1)	21,200	556,500
		3,266,140
Hotels, restaurants & leisure—4.89%
Carnival Corp.(1)	50,600	1,667,776
Royal Caribbean Cruises, Ltd.(1)	58,500	1,314,495
Starbucks Corp.*(1)	88,800	1,397,712
Starwood Hotels & Resorts Worldwide, Inc.(1)	43,600	1,747,052
		6,127,035
Household durables—1.43%
Fortune Brands, Inc.(1)	28,700	1,791,167
Industrial conglomerates—3.11%
General Electric Co.(1)	146,000	3,896,740
Insurance—6.46%
ACE Ltd.(1)	22,300	1,228,507
Aflac, Inc.(1)	39,500	2,480,600
Hartford Financial Services Group, Inc.(1)	34,900	2,253,493
Principal Financial Group, Inc.(1)	50,800	2,132,076
		8,094,676
Life sciences tools & services—0.82%
Millipore Corp.*(1)	15,100	1,024,686
Machinery—5.38%
Illinois Tool Works, Inc.(1)	67,300	3,197,423
PACCAR, Inc.(1)	54,400	2,275,552
Pall Corp.(1)	32,100	1,273,728
		6,746,703
Media—7.48%
Comcast Corp., Class A(1)	189,600	3,596,712
Interpublic Group of Cos., Inc.*(1)	169,745	1,459,807
News Corp., Class A(1)	130,800	1,967,232

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
Media—(concluded)
Omnicom Group, Inc.(1)	51,600	$2,315,808
R.H. Donnelley Corp.*(1)	12,800	38,400
		9,377,959
Multi-utilities—1.88%
Sempra Energy(1)	41,800	2,359,610
Multiline retail—0.58%
JC Penney Co., Inc.	19,900	722,171
Oil, gas & consumable fuels—8.15%
ConocoPhillips(1)	47,700	4,502,403
EOG Resources, Inc.(1)	9,100	1,193,920
Marathon Oil Corp.(1)	35,500	1,841,385
Peabody Energy Corp.(1)	24,700	2,174,835
Sunoco, Inc.(1)	12,200	496,418
		10,208,961
Pharmaceuticals—10.45%
Allergan, Inc.(1)	26,500	1,379,325
Johnson & Johnson(1)	41,400	2,663,676
Merck & Co., Inc.(1)	82,800	3,120,732
Schering-Plough Corp.(1)	70,700	1,392,083
Wyeth(1)	94,500	4,532,220
		13,088,036
Road & rail—3.71%
Burlington Northern Santa Fe Corp.(1)	36,600	3,655,974
Ryder System, Inc.(1)	14,500	998,760
		4,654,734
Semiconductors & semiconductor equipment—9.20%
Analog Devices, Inc.(1)	88,000	2,795,760
Broadcom Corp., Class A*(1)	45,400	1,238,966
Intel Corp.(1)	221,500	4,757,820
Lam Research Corp.*	20,900	755,535
Xilinx, Inc.(1)	78,300	1,977,075
		11,525,156
Software—5.45%
Intuit, Inc.*(1)	62,800	1,731,396
Microsoft Corp.(1)	111,500	3,067,365
Symantec Corp.*(1)	104,800	2,027,880
		6,826,641
Specialty retail—0.20%
Chico's FAS, Inc.*(1)	45,800	245,946
Textiles, apparel & luxury goods—1.00%
Coach, Inc.*(1)	43,300	1,250,504
Thrifts & mortgage finance—1.14%
Freddie Mac(1)	87,000	1,426,800

	Shares	Value
Wireless telecommunication services—2.41%
Sprint Nextel Corp.(1)	317,700	$3,018,150
Total equities (cost $180,479,808)		155,203,605
Investment company—1.84%
SPDR Trust, Series 1 (cost $2,439,915)	18,000	2,303,640
Total investments before investments sold short—125.72% (cost $182,919,723)		157,507,245
Investments sold short—(26.22)%
Equities—(26.22)%
Aerospace & defense—(1.17)%
Lockheed Martin Corp.	(7,600)	(749,816)
Raytheon Co.	(12,700)	(714,756)
		(1,464,572)
Air freight & logistics—(1.33)%
C.H. Robinson Worldwide, Inc.	(14,700)	(806,148)
Expeditors International of Washington, Inc.	(20,000)	(860,000)
		(1,666,148)
Beverages—(1.01)%
Coca-Cola Enterprises, Inc.	(27,300)	(472,290)
Molson Coors Brewing Co., Class B	(14,500)	(787,785)
		(1,260,075)
Biotechnology—(0.62)%
BioMarin Pharmaceutical, Inc.	(26,800)	(776,664)
Capital markets—(1.56)%
Charles Schwab Corp.	(35,800)	(735,332)
Merrill Lynch & Co., Inc.	(19,800)	(627,858)
State Street Corp.	(9,300)	(595,107)
		(1,958,297)
Commercial banks—(0.61)%
US Bancorp	(27,300)	(761,397)
Diversified financial services—(0.37)%
CME Group, Inc.	(1,200)	(459,828)
Electronic equipment & instruments—(0.54)%
Flextronics International Ltd.	(72,500)	(681,500)
Food & staples retailing—(0.59)%
Walgreen Co.	(22,600)	(734,726)
Food products—(1.00)%
Flowers Foods, Inc.	(20,166)	(571,504)
Tyson Foods, Inc., Class A	(45,400)	(678,276)
		(1,249,780)
Health care equipment & supplies—(0.55)%
C.R. Bard, Inc.	(7,800)	(686,010)

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Investments sold short—(concluded)
Equities—(concluded)
Health care providers & services—(1.08)%
Amedisys, Inc.	(26,800)	$(1,351,256)
Hotels, restaurants & leisure—(1.21)%
McDonald's Corp.	(14,200)	(798,324)
Yum! Brands, Inc.	(20,600)	(722,854)
		(1,521,178)
Household durables—(0.63)%
Stanley Works	(17,700)	(793,491)
Insurance—(0.55)%
Travelers Cos., Inc.	(16,000)	(694,400)
Internet software & services—(0.67)%
Akamai Technologies, Inc.	(24,200)	(841,918)
Machinery—(1.74)%
Cummins, Inc.	(22,700)	(1,487,304)
Deere & Co.	(9,700)	(699,661)
		(2,186,965)
Multiline retail—(0.42)%
Sears Holdings Corp.	(7,100)	(522,986)
Oil, gas & consumable fuels—(2.20)%
CONSOL Energy, Inc.	(5,600)	(629,272)
Devon Energy Corp.	(10,300)	(1,237,648)
Occidental Petroleum Corp.	(9,900)	(889,614)
		(2,756,534)
Pharmaceuticals—(1.49)%
Abbott Laboratories	(24,500)	(1,297,765)
Eli Lilly & Co.	(12,400)	(572,384)
		(1,870,149)

	Shares	Value
Road & rail—(0.88)%
CSX Corp.	(17,500)	$(1,099,175)
Semiconductors & semiconductor equipment—(0.96)%
Altera Corp.	(20,300)	(420,210)
Applied Materials, Inc.	(40,800)	(778,872)
		(1,199,082)
Software—(1.65)%
BMC Software, Inc.	(33,900)	(1,220,400)
Novell, Inc.	(143,700)	(846,393)
		(2,066,793)
Specialty retail—(2.81)%
Best Buy Co., Inc.	(19,000)	(752,400)
GameStop Corp., Class A	(9,400)	(379,760)
Sherwin-Williams Co.	(17,700)	(812,961)
Tiffany & Co.	(18,800)	(766,100)
TJX Cos., Inc.	(25,700)	(808,779)
		(3,520,000)
Tobacco—(0.58)%
Altria Group, Inc.	(35,200)	(723,712)
Total investments sold short (proceeds $34,926,114)		(32,846,636)
Total investments, net of investments sold short—99.50%		124,660,609
Cash and other assets, less liabilities—0.50%		627,919
Net assets—100.00%		$125,288,528

Notes to schedule of investments

Aggregate cost before investments sold short for federal income tax purposes, was $187,587,301; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$7,741,903
Gross unrealized depreciation	(37,821,959)
Net unrealized depreciation	$(30,080,056)

*  Non-income producing security.

(1)  All or a portion of these securities have been delivered to cover open short positions.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 17.17% (Class A shares declined 21.71% after the deduction of the maximum sales charge), while Class Y shares declined 16.87%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 12.36% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 88; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance was largely due to stock selection, with industry factors contributing as well.

Portfolio performance summary(1)

What worked

•  Select stocks, including Peabody Energy, Exxon Mobil and Bank of New York Mellon contributed to performance over the period. (For details, see "Portfolio Highlights.")

•  Our bottom-up fundamental research resulted in industry weights that contributed positively to returns. These included overweights to oil services and railroads, as well as an underweight to specialty retailers, relative to the Index.

•  The Fund's overweight to oil services stocks was the largest positive contributor to performance. Though we were underweight the energy sector overall (see "What didn't work" for more on this), we identified what we believed were opportunities within oil services. We focused on companies that provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies with the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

•  An overweight to railroads drove performance, as well. Burlington Northern—the Fund's sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market.

  Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern's pricing power, and may be skeptical of the company's ability to control labor costs. We believe the market also had been focusing on the recent weaker utilization of railroads relative to trucking, rather than the company's long-term trend of solid volume growth.

•  The Fund's underweight to specialty retailers also drove performance. This strategy was consistent with our belief that the consumer sectors may continue to experience difficulties in the face of a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is, in our opinion, weighing heavily on the consumer. This crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, we benefited from reduced exposure to these stocks.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

What didn't work

•  Stock selection was the biggest detractor from Fund performance. During the period, R. H. Donnelley, Fifth Third Bancorp and Masco underperformed. (For details, see "Portfolio Highlights.")

•  At the industry level, an underweight to energy reserves, and overweights to motor vehicles and parts and to banks detracted from performance.

•  An underweight to the energy sector, particularly energy reserves, had a negative impact on performance for the period. Our underweight to energy is a key position in the portfolio. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008 due in part to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. There are pockets of relative value within the sector, but overall we are maintaining our underweight.

•  Within financials, our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We find very attractive valuations within financials. In fact, based on our analysis, the sector as a whole now appears to be more than 40% underpriced—a degree of mispricing in the financial sector that we have only seen during the latter part of 1990 and the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe that the environment will eventually improve and could be reflected in stock prices more quickly than the market expects. We believe the Fund is well-positioned to benefit from this opportunity.

•  An overweight to motor vehicles and parts was a negative contributor to relative returns. We believe this area offers an excellent opportunity. In our view, parts companies continue to be much better positioned relative to US auto manufacturers. While these stocks sometimes weaken during difficult times for US auto manufacturers, they also have distribution through foreign domiciled auto manufacturers and will continue to benefit from an industry shift toward more fuel efficient vehicles.

Portfolio Highlights

•  Peabody Energy posted strong performance. The St. Louis-based company is the world's largest private-sector coal producer. Soaring oil prices and global coal shortages have powered the most recent run-up. The company was given an additional boost when the chief enconomist for the International Energy Agency stated that coal will be the world's biggest energy source for the next 25 years. Sharp demand from European customers and the continual climb of coal prices in the US have helped increase the stock's price, as well.

•  While Exxon Mobil generated record profits, it still significantly underperformed its peers when it could not keep up with unattainable margin expectations. The Fund held an underweight in Exxon, which benefited performance over the period. We have since sold the position, and it is no longer in the Fund's portfolio.

UBS U.S. Large Cap Equity Fund

•  Bank of New York Mellon outperformed the Banking sector during the period. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. The merger with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•  The Fund's position in R. H. Donnelley detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts' expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, and in reaction to the company's announcement that the head of its internet business was leaving the firm.

•  Shares of Fifth Third Bancorp traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it would cut its quarterly dividend to 15 cents from 44 cents. Fifth Third also announced plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains, in our view, a very underpriced stock. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, with revenue and earnings growth above other regional competitors. We anticipate this will be achieved through a superior sales culture that has proven effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•  Masco Corp. mirrored most other US home improvement chains as the company reported weak financial results and cut its full-year earnings outlook. Its share price declined on fears of declining construction and consumer spending. We believe Masco's focus on shareholder returns, the breadth of its building materials activities, and its emphasis on installation services will drive growth in the longer term. Over time, we expect Masco's diversified businesses to generate significant cash flow that is not currently being priced in by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-17.17%	7.46%	3.41%	4.90%
maximum sales charge	Class B(3)	-17.79	6.64	N/A	4.89
	Class C(4)	-17.76	6.67	N/A	4.42
	Class Y(5)	-16.87	7.78	3.72	9.22
After deducting maximum	Class A(2)	-21.71	6.26	2.82	4.36
sales charge	Class B(3)	-21.71	6.33	N/A	4.89
	Class C(4)	-18.55	6.67	N/A	4.42
Russell 1000 Index(6)		-12.36	8.23	3.38	9.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.18% and 1.18%; Class B—1.95% and 1.95%; Class C—1.92% and 1.92%; Class Y—0.89% and 0.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/05/01 and 11/13/01, respectively. Inception date of Class Y shares and the index is 02/22/94.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Equity Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Equity Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Wyeth	3.5%
Intel Corp.	3.4
Halliburton Co.	3.3
General Electric Co.	2.9
Wells Fargo & Co.	2.8
Baker Hughes, Inc.	2.7
Microsoft Corp.	2.4
Comcast Corp., Class A	2.3
Citigroup, Inc.	2.2
Burlington Northern Santa Fe Corp.	2.2
Total	27.7%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2008

Equities
Air freight & logistics	2.01%
Airlines	0.73
Auto components	3.02
Automobiles	0.72
Beverages	0.79
Biotechnology	2.61
Building products	1.31
Capital markets	2.59
Commercial banks	4.55
Computers & peripherals	2.40
Consumer finance	0.86
Diversified financial services	2.21
Electric utilities	3.04
Energy equipment & services	5.92
Food & staples retailing	1.20
Health care equipment & supplies	2.25
Health care providers & services	2.19
Hotels, restaurants & leisure	3.60
Household durables	1.07
Industrial conglomerates	2.86
Insurance	4.07%
Life sciences tools & services	0.72
Machinery	4.28
Media	5.99
Multi-utilities	1.75
Oil, gas & consumable fuels	6.03
Pharmaceuticals	9.16
Road & rail	2.98
Semiconductors & semiconductor equipment	7.07
Software	4.59
Specialty retail	0.19
Textiles, apparel & luxury goods	0.55
Thrifts & mortgage finance	0.89
Wireless telecommunication services	1.95
Total equities	96.15
Short-term investment	3.78
Total investments	99.93
Cash and other assets, less liabilities	0.07
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—96.15%
Air freight & logistics—2.01%
FedEx Corp.	189,700	$14,946,463
Airlines—0.73%
Southwest Airlines Co.	414,600	5,406,384
Auto components—3.02%
BorgWarner, Inc.	257,200	11,414,536
Johnson Controls, Inc.	385,500	11,056,140
		22,470,676
Automobiles—0.72%
Harley-Davidson, Inc.	147,400	5,344,724
Beverages—0.79%
Constellation Brands, Inc., Class A*	295,000	5,858,700
Biotechnology—2.61%
Cephalon, Inc.*	48,700	3,247,803
Genzyme Corp.*	224,000	16,132,480
		19,380,283
Building products—1.31%
Masco Corp.	617,800	9,717,994
Capital markets—2.59%
Bank of New York Mellon Corp.	172,783	6,536,381
Morgan Stanley	352,700	12,721,889
		19,258,270
Commercial banks—4.55%
City National Corp.	54,900	2,309,643
Fifth Third Bancorp	433,000	4,407,940
SunTrust Banks, Inc.	181,500	6,573,930
Wells Fargo & Co.	864,700	20,536,625
		33,828,138
Computers & peripherals—2.40%
Dell, Inc.*	320,800	7,019,104
Lexmark International, Inc., Class A*	82,300	2,751,289
NetApp, Inc.*	371,500	8,046,690
		17,817,083
Consumer finance—0.86%
Discover Financial Services	485,150	6,389,426
Diversified financial services—2.21%
Citigroup, Inc.	981,961	16,457,666
Electric utilities—3.04%
American Electric Power Co., Inc.	173,700	6,987,951
Exelon Corp.	134,700	12,117,612
Pepco Holdings, Inc.	135,700	3,480,705
		22,586,268
Energy equipment & services—5.92%
Baker Hughes, Inc.	226,200	19,756,308
Halliburton Co.	457,600	24,284,832
		44,041,140

	Shares	Value
Food & staples retailing—1.20%
SYSCO Corp.	323,100	$8,888,481
Health care equipment & supplies—2.25%
Covidien Ltd.	133,100	6,374,159
Medtronic, Inc.	199,900	10,344,825
		16,718,984
Health care providers & services—2.19%
DaVita, Inc.*	68,400	3,634,092
Medco Health Solutions, Inc.*	200,900	9,482,480
UnitedHealth Group, Inc.	120,900	3,173,625
		16,290,197
Hotels, restaurants & leisure—3.60%
Carnival Corp.	284,200	9,367,232
Royal Caribbean Cruises, Ltd.	137,000	3,078,390
Starbucks Corp.*	436,100	6,864,214
Starwood Hotels & Resorts Worldwide, Inc.	185,200	7,420,964
		26,730,800
Household durables—1.07%
Fortune Brands, Inc.	127,800	7,975,998
Industrial conglomerates—2.86%
General Electric Co.	796,800	21,266,592
Insurance—4.07%
Aflac, Inc.	204,600	12,848,880
Hartford Financial Services Group, Inc.	126,200	8,148,734
Principal Financial Group, Inc.	221,200	9,283,764
		30,281,378
Life sciences tools & services—0.72%
Millipore Corp.*	79,100	5,367,726
Machinery—4.28%
Illinois Tool Works, Inc.	325,500	15,464,505
PACCAR, Inc.	249,350	10,430,310
Pall Corp.	148,800	5,904,384
		31,799,199
Media—5.99%
Comcast Corp., Class A	907,700	17,219,069
Interpublic Group of Cos., Inc.*	902,800	7,764,080
News Corp., Class A	665,200	10,004,608
Omnicom Group, Inc.	204,700	9,186,936
R.H. Donnelley Corp.*	123,695	371,085
		44,545,778
Multi-utilities—1.75%
NiSource, Inc.	207,000	3,709,440
Sempra Energy	164,800	9,302,960
		13,012,400
Oil, gas & consumable fuels—6.03%
Chevron Corp.	132,200	13,104,986
EOG Resources, Inc.	56,900	7,465,280

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
Oil, gas & consumable fuels—(concluded)
Marathon Oil Corp.	196,300	$10,182,081
Peabody Energy Corp.	160,100	14,096,805
		44,849,152
Pharmaceuticals—9.16%
Allergan, Inc.	161,000	8,380,050
Johnson & Johnson	234,044	15,058,391
Merck & Co., Inc.	306,900	11,567,061
Schering-Plough Corp.	362,700	7,141,563
Wyeth	540,800	25,936,768
		68,083,833
Road & rail—2.98%
Burlington Northern Santa Fe Corp.	163,800	16,361,982
Ryder System, Inc.	84,400	5,813,472
		22,175,454
Semiconductors & semiconductor equipment—7.07%
Analog Devices, Inc.	420,100	13,346,577
Broadcom Corp., Class A*	210,700	5,750,003
Intel Corp.	1,165,300	25,030,644
Xilinx, Inc.	333,900	8,430,975
		52,558,199
Software—4.59%
Intuit, Inc.*	284,400	7,840,908
Microsoft Corp.	654,700	18,010,797
Symantec Corp.*	426,202	8,247,009
		34,098,714

	Shares	Value
Specialty retail—0.19%
Chico's FAS, Inc.*	258,400	$1,387,608
Textiles, apparel & luxury goods—0.55%
Coach, Inc.*	140,900	4,069,192
Thrifts & mortgage finance—0.89%
Freddie Mac	403,900	6,623,960
Wireless telecommunication services—1.95%
Sprint Nextel Corp.	1,529,620	14,531,390
Total equities (cost $738,035,459)		714,758,250
Short-term investment—3.78%
Other—3.78%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(1),(2) (cost $28,079,902)	28,079,902	28,079,902
Total investments—99.93% (cost $766,115,361)		742,838,152
Cash and other assets, less liabilities—0.07%		539,828
Net assets—100.00%		$743,377,980

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $782,990,612; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$82,166,477
Gross unrealized depreciation	(122,318,937)
Net unrealized depreciation	$(40,152,460)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2008.

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2008:

Index futures buy contracts:	Expiration dateCost		Value	Unrealized depreciation
S&P 500 Index, 58 contracts (USD)	September 2008	$19,132,953	$18,575,950	$(557,003)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $980,210.

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 5.25% (Class A shares declined 0.53% after the deduction of the maximum sales charge), while Class Y shares returned 5.52%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), declined 5.96% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 96; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's significant outperformance was primarily due to successful stock selection during the year.

Portfolio performance summary(1)

What worked

•  At the stock level, MasterCard, Praxair and XTO Energy were among our top performers. (For details, see "Portfolio Highlights.")

•  The Fund's health care stocks posted strong relative performance. We continue to focus on smaller, specialized plays in the health care equipment and supplies and health care providers and services segments. We believe smaller providers and specialty device makers have room to grow into an expanding, innovative market. Notably, an overweight to Alcon(2) produced positive returns as Novartis announced its intention to buy the firm.

  We remained underweight to pharmaceutical companies, which we believe face increasing pressure due to competition from generic drugs, as well as shrinking research and development budgets. This position helped performance during the period.

•  The Fund's information technology holdings outperformed their peers. In the technology space, we have identified a handful of companies that we believe possess sustainable, dominant positions. In the peripherals and equipment group, we continue to identify companies with multi-year growth opportunities that, in our opinion, are effectively revolutionizing their respective markets as they consistently stay ahead of their peers from a consumer experience perspective. We are finding what we believe are opportunities across a broad spectrum of these companies, and are seeking to exploit mispricings in internet and electronic equipment names. An overweight to MasterCard, a name from the IT services group, was our biggest stock success story during the 12-month period.

•  The Fund's overweight to energy stocks—and particularly its holdings in the oil, gas and consumable fuels industry—contributed to performance. Higher oil prices have created opportunities for oil services companies, making it profitable to drill farther offshore and in deeper waters. Offshore rigs are more expensive to build and have a higher service burden once commissioned. We believe this may present an opportunity for above-average earnings growth over the next several years. In addition, we favored exploration and production companies with what we believe are attractive acreage portfolios and a history of successful extraction. The names we owned, including Southwestern Energy, XTO Energy and ConocoPhillips,(2) experienced solid gains during the period.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  As of June 30, 2008, these positions were not held in the Fund's portfolio.

UBS U.S. Large Cap Growth Fund

What didn't work

•  Stock selection in the consumer discretionary and consumer staples sectors detracted from performance during the period.

•  In the hotels, restaurants and leisure group, overweights to underperforming names such as International Game Technology held performance back.

•  Among specialty retailers, J. Crew and American Eagle(3) were particularly hurt due to fears of a consumer slowdown.

•  The Fund did not hold Wal-Mart Stores, a food and staples retailing stock that outperformed during the period. It is our opinion that the company faces cost pressure, primarily attributable to higher healthcare and other employee-related costs. This trend, coupled with the company's limited pricing power, will be a challenge to margin expansion, and thus to earnings growth and price appreciation. In addition, we continue to find specialty names that are more attractive than Wal-Mart.

Portfolio Highlights

•  MasterCard was the Fund's biggest stock success story during the period. The company's performance has reflected expectations that MasterCard will continue to benefit from the shift from cash to spending on credit in developing economies, and from increased cross-border transactions. In addition, the company's cost growth should remain below revenue growth. We expect the market for card association fees to double in approximately eight years due to the global growth of consumer credit and global wealth creation. MasterCard is poised to benefit from these trends, as the credit card network industry is a natural oligopoly (a market or industry dominated by a small number of companies).

•  Praxair also performed strongly during the year. The company supplies atmospheric gases that enhance manufacturing capability in a wide range of industries. Potential drivers of growth include opportunities in oil and refining stemming from demand and new sulfur regulations. In addition, the industrialization of emerging markets like Brazil, Mexico, China and India should benefit the company. Praxair has a record backlog of new projects, and as a result we expect organic top-line growth to be in the 8% to 12% range. This, combined with margin expansion, could, in our opinion, lead to earnings growth in the mid-teens or higher for the rest of this decade.

•  XTO Energy performed well as natural gas pricing in the US continued to climb. XTO is one of the lowest-cost gas producers in North America. We continue to see strong yet volatile gas pricing over the next two years. Under this scenario, we prefer companies that exhibit industry-leading reserve life, low costs, lower-than-average decline rates, hedge book support and strong land positions. XTO demonstrates all these characteristics, while its valuation remains in line with its peers. We believe this offers an advantage of value versus quality.

(3)  As of June 30, 2008, this position was no longer held in the Fund's portfolio.

UBS U.S. Large Cap Growth Fund

•  International Game Technology, a manufacturer of computerized gaming equipment and systems, declined due to concerns about the effect of a weak economy on Las Vegas. We continue to believe that IGT is set to capitalize on two major events: global gaming expansion and a new replacement cycle driven by new technology in server-based gaming. We estimate that the unit opportunity, benefiting from the collective replacement and expansion cycles, is over one million machines between today and 2011, which should lead to accelerating earnings growth. In addition, our research indicates that the market will start to focus on the intermediate-term demand potential in new jurisdictions, both in the US and overseas. Finally, in our view, IGT has one of the stronger management teams, and holds a dominant market share position.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Growth Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	5.25%	11.97%	N/A	1.89%
maximum sales charge	Class B(3)	4.39	11.13	N/A	4.93
	Class C(4)	4.49	11.15	N/A	4.27
	Class Y(5)	5.52	12.27	3.08%	4.02
After deducting maximum	Class A(2)	-0.53	10.72	N/A	1.29
sales charge	Class B(3)	-0.61	10.86	N/A	4.93
	Class C(4)	3.49	11.15	N/A	4.27
Russell 1000 Growth Index(6)		-5.96	7.32	0.96	2.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.70% and 1.07%; Class B—2.63% and 1.82%; Class C—2.53% and 1.82%; Class Y—1.27% and 0.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 10/14/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Large Cap Growth Fund Class A versus the Russell 1000 Growth Index from December 31, 1998, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS U.S. Large Cap Growth Class Y versus the Russell 1000 Growth Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Growth Fund Class A vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Growth Fund Class Y vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Visa, Inc., Class A	5.0%
MasterCard, Inc., Class A	4.6
Allergan, Inc.	4.1
Zimmer Holdings, Inc.	4.0
Google, Inc., Class A	4.0
QUALCOMM, Inc.	3.8
Wynn Resorts Ltd.	3.7
Apple, Inc.	3.5
CONSOL Energy, Inc.	3.1
Praxair, Inc.	3.0
Total	38.8%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2008

Equities
Aerospace & defense	5.54%
Capital markets	2.41
Chemicals	6.00
Communications equipment	8.40
Computers & peripherals	3.53
Electric utilities	2.58
Energy equipment & services	4.56
Health care equipment & supplies	11.19
Health care providers & services	4.34
Hotels, restaurants & leisure	5.75
Household products	3.67
Internet & catalog retail	2.85
Internet software & services	4.01
IT services	11.17
Machinery	0.75
Metals & mining	1.45%
Multiline retail	1.22
Oil, gas & consumable fuels	8.45
Pharmaceuticals	4.05
Road & rail	2.75
Specialty retail	1.51
Wireless telecommunication services	1.82
Total equities	98.00
Investment company
iShares Russell 1000 Growth Index Fund	1.61
Short-term investment	0.87
Total investments	100.48
Liabilities, in excess of cash and other assets	(0.48)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—98.00%
Aerospace & defense—5.54%
Boeing Co.	13,900	$913,508
Precision Castparts Corp.	22,100	2,129,777
United Technologies Corp.	35,500	2,190,350
		5,233,635
Capital markets—2.41%
Goldman Sachs Group, Inc.	5,500	961,950
T Rowe Price Group, Inc.	23,300	1,315,751
		2,277,701
Chemicals—6.00%
Monsanto Co.	10,200	1,289,688
Potash Corp. of Saskatchewan, Inc.	6,700	1,531,419
Praxair, Inc.	30,200	2,846,048
		5,667,155
Communications equipment—8.40%
Cisco Systems, Inc.*	93,000	2,163,180
QUALCOMM, Inc.	79,900	3,545,163
Research In Motion Ltd.*	19,000	2,221,100
		7,929,443
Computers & peripherals—3.53%
Apple, Inc.*	19,900	3,332,056
Electric utilities—2.58%
Exelon Corp.	27,100	2,437,916
Energy equipment & services—4.56%
Schlumberger Ltd.	24,600	2,642,778
Weatherford International Ltd.*	33,600	1,666,224
		4,309,002
Health care equipment & supplies—11.19%
Baxter International, Inc.	30,700	1,962,958
Becton Dickinson & Co.	14,000	1,138,200
Medtronic, Inc.	38,500	1,992,375
Stryker Corp.	26,200	1,647,456
Zimmer Holdings, Inc.*	56,200	3,824,410
		10,565,399
Health care providers & services—4.34%
Laboratory Corp. of America Holdings*	35,100	2,444,013
Medco Health Solutions, Inc.*	35,000	1,652,000
		4,096,013
Hotels, restaurants & leisure—5.75%
International Game Technology	44,600	1,114,108
Starbucks Corp.*	55,000	865,700
Wynn Resorts Ltd.	42,400	3,449,240
		5,429,048
Household products—3.67%
Colgate-Palmolive Co.	20,200	1,395,820
Procter & Gamble Co.	34,000	2,067,540
		3,463,360

	Shares	Value
Internet & catalog retail—2.85%
Amazon.com, Inc.*	36,700	$2,691,211
Internet software & services—4.01%
Google, Inc., Class A*	7,200	3,790,224
IT services—11.17%
Automatic Data Processing, Inc.	33,900	1,420,410
MasterCard, Inc., Class A	16,500	4,381,080
Visa, Inc., Class A*	58,400	4,748,504
		10,549,994
Machinery—0.75%
Manitowoc Co., Inc.	21,800	709,154
Metals & mining—1.45%
Freeport-McMoRan Copper & Gold, Inc.	11,700	1,371,123
Multiline retail—1.22%
Target Corp.	24,700	1,148,303
Oil, gas & consumable fuels—8.45%
CONSOL Energy, Inc.	26,300	2,955,331
Southwestern Energy Co.*	46,400	2,209,104
XTO Energy, Inc.	41,075	2,814,048
		7,978,483
Pharmaceuticals—4.05%
Allergan, Inc.	73,500	3,825,675
Road & rail—2.75%
Burlington Northern Santa Fe Corp.	26,000	2,597,140
Specialty retail—1.51%
J. Crew Group, Inc.*	43,200	1,426,032
Wireless telecommunication services—1.82%
American Tower Corp., Class A*	40,600	1,715,350
Total equities (cost $86,241,668)		92,543,417
Investment company—1.61%
iShares Russell 1000 Growth Index Fund (cost $1,587,705)	27,500	1,519,100
Short-term investment—0.87%
Other—0.87%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(1),(2) (cost $823,300)	823,300	823,300
Total investments—100.48% (cost $88,652,673)		94,885,817
Liabilities, in excess of cash and other assets—(0.48)%		(450,642)
Net assets—100.00%		$94,435,175

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $89,149,233; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,179,406
Gross unrealized depreciation	(5,442,822)
Net unrealized appreciation	$5,736,584

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") declined 19.38% (Class A shares declined 23.82% after the deduction of the maximum sales charge), while Class Y shares declined 19.15%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), declined 18.78% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 104; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund largely kept pace with its benchmark, though industry factors hampered overall performance.

Portfolio performance summary(1)

What worked

•  Stock selection in the Fund had several notable successes. During the period, Exxon Mobil, Peabody Energy and BorgWarner were among our top stock specific contributors. (For details, see "Portfolio Highlights.")

•  Our bottom-up fundamental research resulted in industry weights that contributed positively to returns. These included overweights to oil services, railroads and electric utilities stocks relative to the Index.

•  The Fund's overweight to oil services stocks was the largest positive contributor to performance. Though we were underweight the energy sector overall (see "What didn't work" for more on this), we identified what we believed were opportunities within oil services. We focused on those companies that provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies with the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

•  An overweight to railroads drove performance, as well. Burlington Northern—the Fund's sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market.

Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern's pricing power, and may be skeptical of the company's ability to control labor costs. We believe the market also had been focusing on recent weaker utilization of railroads relative to trucking rather than the company's long-term trend of solid volume growth.

•  The Fund benefited from an overweight to electric utilities. Over the last few years, utilities have been among the best-performing sectors. We have viewed the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers; if there is a carbon tax, regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for a build-out of the nation's electric transmission system, and utilities get much better

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Value Equity Fund

pricing under FERC regulation. Fourth, gas infrastructure build–including pipelines and liquid natural gas terminals–generates high returns.

What didn't work

•  Several stock holdings detracted from Fund performance. During the period, Fifth Third Bancorp, R. H. Donnelly, and FedEx underperformed. (For details, see "Portfolio Highlights.")

•  Industry selection held performance back, as well. In particular, our underweights to energy reserves stocks and our overweight to banks were negative performance contributors.

•  An underweight to the strongly performing energy sector, particularly energy reserves, had a negative impact on performance. Energy is a key position in the portfolio. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008, due in part to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. In our opinion, there are pockets of relative value within the sector (for example, in oil services companies, as discussed above), but, overall, we are maintaining our underweight.

•  Our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We find very attractive valuations within financials. In fact, the sector as a whole now appears to be more than 40% underpriced, a degree of mispricing in the financial sector that we have only seen during the latter part of 1990 and the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will last into the next year, we believe the environment will eventually improve and could be reflected in stock prices more quickly than the market expects.

Portfolio Highlights

•  While Exxon Mobil generated record profits, it still significantly underperformed its peers when it could not keep up with unattainable margin expectations. The Fund held an underweight in Exxon, which benefited performance over the period.

•  Peabody Energy posted strong performance, as well. The St. Louis-based company is the world's largest private-sector coal producer. Soaring oil prices and global coal shortages have powered the most recent run-up. The company was given an additional boost when the chief enconomist for the International Energy Agency stated that coal will be the world's biggest energy source for the next 25 years. Sharp demand from European customers and the continual climb of coal prices in the U.S. have helped increase the stock's price, as well.

•  Shares of BorgWarner were up during the period. The company engages in the manufacture and sale of engineered automotive systems and components, primarily for power train applications worldwide. While the stock has been impacted by the depressed automotive industry, the news of a breakthrough in the turbo technology to improve diesel emissions was a positive indicator during the month of June. We maintain our current position and believe management will successfully guide the company.

UBS U.S. Large Cap Value Equity Fund

•  The Fund's position in R. H. Donnelley detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts' expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, and in reaction to the company's announcement that the head of its Internet business was leaving the firm.

•  Shares of Fifth Third Bancorp traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it would cut its quarterly dividend to 15 cents from 44 cents. Fifth Third also announced plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains, in our view, a very underpriced stock. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, with revenue and earnings growth above other regional competitors. We anticipate this will be achieved through a superior sales culture that has shown to be effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•  Shares of FedEx were battered significantly by the current surge in crude oil prices, but we feel this is a buying opportunity. The company's principal activities are to provide transportation, e-commerce and supply chain management. Over a normalized period, we believe the company will continue to gain US market share and enjoy sustained revenue growth internationally. Our research indicates that the company's superior management will help guide revenue margins, and we maintain an overweight position.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-19.38%	8.17%	5.28%
maximum sales charge	Class B(3)	-19.92	7.37	5.03
	Class C(4)	-19.83	7.39	4.90
	Class Y(5)	-19.15	8.44	5.13
After deducting maximum	Class A(2)	-23.82	6.95	4.37
sales charge	Class B(3)	-23.54	7.09	5.03
	Class C(4)	-20.56	7.39	4.90
Russell 1000 Value Index(6)		-18.78	8.92	4.73

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.29% and 1.10%; Class B—2.19% and 1.85%; Class C—2.06% and 1.85%; Class Y—1.06% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the index is 06/29/01.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class A versus the Russell 1000 Value Index from December 7, 2001, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class Y versus the Russell 1000 Value Index from June 29, 2001, which is the inception date of the class, through June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Value Equity Fund Class A vs. Russell 1000 Value Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Value Equity Fund Class Y vs. Russell 1000 Value Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Chevron Corp.	4.9%
General Electric Co.	4.9
Wyeth	3.8
Halliburton Co.	3.7
Wells Fargo & Co.	3.5
Citigroup, Inc.	3.2
Exxon Mobil Corp.	3.0
Baker Hughes, Inc.	2.9
Marathon Oil Corp.	2.6
Johnson & Johnson	2.4
Total	34.9%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2008

Equities
Air freight & logistics	2.25%
Airlines	1.02
Auto components	3.54
Automobiles	0.81
Beverages	0.74
Biotechnology	0.59
Building products	1.17
Capital markets	3.16
Commercial banks	6.11
Consumer finance	1.06
Diversified financial services	6.27
Diversified telecommunication services	2.23
Electric utilities	5.50
Energy equipment & services	6.55
Health care equipment & supplies	0.92
Health care providers & services	2.14
Hotels, restaurants & leisure	1.53
Household durables	1.28
Industrial conglomerates	4.86%
Insurance	6.17
Machinery	3.85
Media	5.90
Multi-utilities	1.92
Oil, gas & consumable fuels	12.95
Pharmaceuticals	8.26
Road & rail	2.19
Software	2.28
Thrifts & mortgage finance	1.15
Wireless telecommunication services	2.30
Total equities	98.70
Investment company
SPDR Trust, Series 1	0.41
Short-term investment	0.65
Total investments	99.76
Cash and other assets, less liabilities	0.24
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—98.70%
Air freight & logistics—2.25%
FedEx Corp.	27,100	$2,135,209
Airlines—1.02%
Southwest Airlines Co.	74,500	971,480
Auto components—3.54%
BorgWarner, Inc.	40,900	1,815,142
Johnson Controls, Inc.	54,000	1,548,720
		3,363,862
Automobiles—0.81%
Harley-Davidson, Inc.	21,200	768,712
Beverages—0.74%
Constellation Brands, Inc., Class A*	35,600	707,016
Biotechnology—0.59%
Cephalon, Inc.*	8,400	560,196
Building products—1.17%
Masco Corp.	70,550	1,109,752
Capital markets—3.16%
Bank of New York Mellon Corp.	26,600	1,006,278
Morgan Stanley	55,200	1,991,064
		2,997,342
Commercial banks—6.11%
City National Corp.	9,000	378,630
Fifth Third Bancorp	76,100	774,698
SunTrust Banks, Inc.	35,900	1,300,298
Wells Fargo & Co.	140,800	3,344,000
		5,797,626
Consumer finance—1.06%
Discover Financial Services	76,300	1,004,871
Diversified financial services—6.27%
Bank of America Corp.	35,622	850,297
Citigroup, Inc.	179,776	3,013,046
JPMorgan Chase & Co.	60,970	2,091,881
		5,955,224
Diversified telecommunication services—2.23%
AT&T, Inc.	62,850	2,117,417
Electric utilities—5.50%
American Electric Power Co., Inc.	48,200	1,939,086
Exelon Corp.	11,600	1,043,536
Northeast Utilities	49,200	1,256,076
Pepco Holdings, Inc.	38,400	984,960
		5,223,658
Energy equipment & services—6.55%
Baker Hughes, Inc.	31,500	2,751,210
Halliburton Co.	65,400	3,470,778
		6,221,988
Health care equipment & supplies—0.92%
Covidien Ltd.	18,200	871,598
Health care providers & services—2.14%
Medco Health Solutions, Inc.*	43,000	2,029,600

	Shares	Value
Hotels, restaurants & leisure—1.53%
Carnival Corp.	44,200	$1,456,832
Household durables—1.28%
Fortune Brands, Inc.	19,500	1,216,995
Industrial conglomerates—4.86%
General Electric Co.	172,800	4,612,032
Insurance—6.17%
Aflac, Inc.	25,100	1,576,280
Hartford Financial Services Group, Inc.	27,150	1,753,075
MetLife, Inc.	21,200	1,118,724
Principal Financial Group, Inc.	33,700	1,414,389
		5,862,468
Machinery—3.85%
Illinois Tool Works, Inc.	46,100	2,190,211
PACCAR, Inc.	35,000	1,464,050
		3,654,261
Media—5.90%
Comcast Corp., Class A	110,200	2,090,494
Interpublic Group of Cos., Inc.*	120,300	1,034,580
News Corp., Class A	87,100	1,309,984
Omnicom Group, Inc.	26,100	1,171,368
		5,606,426
Multi-utilities—1.92%
NiSource, Inc.	36,700	657,664
Sempra Energy	20,700	1,168,515
		1,826,179
Oil, gas & consumable fuels—12.95%
Chevron Corp.	47,300	4,688,849
Exxon Mobil Corp.	32,450	2,859,818
Marathon Oil Corp.	48,200	2,500,134
Peabody Energy Corp.	25,500	2,245,275
		12,294,076
Pharmaceuticals—8.26%
Johnson & Johnson	36,100	2,322,674
Merck & Co., Inc.	51,800	1,952,342
Wyeth	74,300	3,563,428
		7,838,444
Road & rail—2.19%
Burlington Northern Santa Fe Corp	20,800	2,077,712
Software—2.28%
Symantec Corp.*	111,800	2,163,330
Thrifts & mortgage finance—1.15%
Freddie Mac	66,550	1,091,420
Wireless telecommunication services—2.30%
Sprint Nextel Corp.	229,657	2,181,741
Total equities (cost $98,285,667)		93,717,467
Investment company—0.41%
SPDR Trust, Series 1 (cost $403,710)	3,000	383,940

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Short-term investment—0.65%
Other—0.65%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(1),(2) (cost $614,765)	614,765	$614,765
Total investments—99.76% (cost $99,304,142)		94,716,172
Cash and other assets, less liabilities—0.24%		232,161
Net assets—100.00%		$94,948,333

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $100,249,206; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$11,796,117
Gross unrealized depreciation	(17,329,151)
Net unrealized depreciation	$(5,533,034)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") declined 7.34% (Class A shares declined 12.46% after the deduction of the maximum sales charge), while Class Y shares declined 6.98%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), declined 6.42% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 112; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance was due largely to stock selection in the consumer discretionary and consumer staples sectors during the period.

Portfolio performance summary(1)

What worked

•  At the stock level, Amphenol, Weatherford International and Complete Production Services were among the Fund's top performers. (For details, see "Portfolio Highlights.")

•  The Fund's overweight to energy stocks—and particularly to the energy equipment and services industry—enhanced Fund performance. We believe higher oil prices have created opportunities for oil services companies, making it profitable to drill farther offshore and in deeper waters. Offshore rigs are more expensive to build and have a higher service burden once commissioned. We believe this should present an opportunity for above-average earnings growth over the next several years. The names we owned, including Weatherford International, Smith International, Cameron International and Dril-Quip, experienced solid gains during the period.

•  The Fund's health care stocks posted strong relative performance. We continue to focus on smaller, specialized plays in the health care providers and services and life sciences tools and services segments of the universe. We believe smaller providers and specialty device makers have room to grow into an expanding, innovative market. In particular, our overweight to Thermo Fisher Scientific enhanced the Fund's returns.

  We continue to underweight pharmaceutical companies, which we see as facing increasing pressure due to competition from generics, as well as shrinking research and development budgets.

•  The Fund was underweight financial services companies, an allocation that added to returns. We expect the credit environment will continue to weigh on the financial landscape for the foreseeable future. Save for acquisitions of attractive assets, we do not see a basis for financials to outperform, much less to post superior earnings growth, in the next several years. Any possibility that financials will outperform in the near term would be attributable to oversold assets rebounding from current levels, and would not, in our opinion, be an indication of improving circumstances in the fundamentals of these stocks.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Mid Cap Growth Equity Fund

What didn't work

•  Stock selection in the consumer discretionary and consumer staples sectors detracted from performance during the period as many of our favorite names underperformed due to deteriorating consumer sentiment.

•  In the hotels, restaurants and leisure group, overweights to underperforming names such as Gaylord Entertainment and International Game Technology held performance back.

•  Among Internet and catalog retailers, our position in NutriSystem(2) was detrimental to relative performance.

•  In the personal products group of the consumer staples sector, Bare Escentuals was a disappointment.

•  Stock selection in industrials negatively affected returns, as well. While performance benefited from the Fund's overweight to this sector, stock selection lagged the Index during the period. In particular, our holdings in the aerospace and defense group, such as BE Aerospace, underperformed.

•  The Fund's overweight to information technology hampered performance. Our research points to prospects for stronger relative earnings growth in the technology space. Therefore, we have identified a handful of companies that we believe have sustainable, dominant positions. We are finding opportunities across a broad spectrum of these companies, and are exploiting mispricings in internet and electronic equipment names. Despite this confidence, our holdings in the semiconductors and semiconductor equipment group, particularly Tessera Technologies, performed poorly during the period. Tessera underperformed after it received an unfavorable ruling on one of its patents.

Portfolio Highlights

•  Amphenol Corp. was a leading stock contributor to performance during the 12-month period. The company designs, manufactures and markets interconnect products and systems. End market exposure includes telecommunication, data communications, industrial, military and aerospace, and consumer. The interconnect market is a highly fragmented global market growing at a rate of 5% to 6% annually. Amphenol has a stated goal and history of growing at twice this rate, and its industry-leading margins have continued to expand. Growth is supplemented with strategic acquisitions, and with an existing 7% share of the interconnect market. We believe Amphenol has significant organic and inorganic growth opportunities ahead.

•  Weatherford International performed strongly, as well. A leading global provider of oil field services, Weatherford has been growing its international presence and its overall product and service offering in recent years. This has helped it to expand its presence faster than many of its peers. We believe Weatherford remains in a position to potentially increase its margins as its international footprint gets larger, which could further accelerate earnings.

•  Shares of Complete Production Services gained during the period. The company, a leading supplier of oil services to resources plays in North America, is noticing increased activity due to higher drilling activity and a growing rig count. We continue to find the stock attractive with improving fundamentals.

(2)  As of June 30, 2008, this position was not held in the Fund's portfolio.

UBS U.S. Mid Cap Growth Equity Fund

•  NutriSystem(2) was a disappointment during the 12-month period. It continues to be a leading provider of weight loss solutions. Alternative methods or techniques have always posed a threat, but we believe the company's approach and "system" make prospects bright. The release of a competitive product, a pill called Alli, has apparently slowed the company's momentum. Dieters are attracted to what appears to be a simple alternative.

•  Bare Escentuals' shares declined during the 12 months, despite reporting solid year-end fundamentals. It is viewed as equally sensitive to current consumer conditions as other retailers. Bare Escentuals is a vertically integrated cosmetic company with the leading mineral-based product portfolio on the market and only a small share of cosmetic shelf space. We believe the company can grow its points of presence north of 30% for the next several years in the US market alone, with the international market representing an even larger opportunity. We continue to project sustained 20% growth for several years, even in a tougher consumer environment.

•  BE Aerospace is a manufacturer of airplane interiors and a distributor of aerospace-grade fasteners. Though the company's shares declined during the period, BE has consistently outgrown the aerospace and the general industrial sectors for the last several years. It has benefited from robust global demand for larger and more fuel efficient aircraft. The continued increase in fuel costs for the airline industry has weighed heavily on the company's shares, as investors fear there will be large-scale cancellations of new aircraft orders.

(2)  As of June 30, 2008, this position was not held in the Fund's portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-7.34%	0.71%
maximum sales charge	Class C(3)	-8.03	-1.17
	Class Y(4)	-6.98	1.68
After deducting maximum	Class A(2)	-12.46	-1.79
sales charge	Class C(3)	-8.93	-1.17
Russell Midcap Growth Index(5)		-6.42	3.30

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—4.62% and 1.46%; Class C—5.11% and 2.21%; Class Y—4.32% and 1.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is 03/31/06. Inception date of Class C shares is 04/21/06. Inception date of Class Y shares and the index is 03/27/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Mid Cap Growth Equity Fund Class A versus the Russell Midcap Growth Index from March 31, 2006, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS U.S. Mid Cap Growth Equity Fund Class Y versus the Russell Midcap Growth Index from March 27, 2006, which is the inception date of the class, through June 30, 2008. The performance of Class C shares will vary based upon the different inception date, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Mid Cap Growth Equity Fund Class A vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Mid Cap Growth Equity Fund Class Y vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Weatherford International Ltd.	3.5%
Amphenol Corp., Class A	3.0
F5 Networks, Inc.	2.8
Thermo Fisher Scientific, Inc.	2.7
NCR Corp.	2.7
Cognizant Technology Solutions Corp., Class A	2.6
Dun & Bradstreet Corp.	2.5
American Tower Corp., Class A	2.4
TD Ameritrade Holding Corp.	2.4
National Oilwell Varco, Inc.	2.3
Total	26.9%

(1)  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2008

Equities
Aerospace & defense	1.02%
Air freight & logistics	0.65
Auto components	0.79
Beverages	1.51
Capital markets	3.42
Chemicals	1.45
Commercial services & supplies	2.52
Communications equipment	2.84
Computers & peripherals	4.05
Distributors	1.07
Diversified consumer services	1.06
Diversified financial services	1.28
Electrical equipment	1.00
Electronic equipment & instruments	2.96
Energy equipment & services	13.68
Health care equipment & supplies	4.32
Health care providers & services	6.74
Hotels, restaurants & leisure	6.00
Industrial conglomerates	1.47
IT services	4.71%
Life sciences tools & services	4.13
Machinery	4.77
Oil, gas & consumable fuels	5.28
Personal products	1.96
Real estate investment trust (REITs)	0.76
Semiconductors & semiconductor equipment	2.77
Software	5.64
Specialty retail	0.90
Trading companies & distributors	0.67
Wireless telecommunication services	5.40
Total equities	94.82
Investment company
iShares Russell Midcap Growth Index Fund	3.48
Short-term investment	0.42
Total investments	98.72
Cash and other assets, less liabilities	1.28
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—94.82%
Aerospace & defense—1.02%
BE Aerospace, Inc.*	2,600	$60,554
Air freight & logistics—0.65%
C.H. Robinson Worldwide, Inc.	700	38,388
Auto components—0.79%
WABCO Holdings, Inc.	1,000	46,460
Beverages—1.51%
Central European Distribution Corp.*	1,200	88,980
Capital markets—3.42%
TD Ameritrade Holding Corp.*	7,900	142,911
Waddell & Reed Financial, Inc.	1,700	59,517
		202,428
Chemicals—1.45%
Ecolab, Inc.	2,000	85,980
Commercial services & supplies—2.52%
Dun & Bradstreet Corp.	1,700	148,988
Communications equipment—2.84%
F5 Networks, Inc.*	5,900	167,678
Computers & peripherals—4.05%
NCR Corp.*	6,300	158,760
Teradata Corp.*	3,500	80,990
		239,750
Distributors—1.07%
LKQ Corp.*	3,500	63,245
Diversified consumer services—1.06%
Strayer Education, Inc.	300	62,721
Diversified financial services—1.28%
CME Group, Inc.	100	38,319
NASDAQ OMX Group*	1,400	37,170
		75,489
Electrical equipment—1.00%
Roper Industries, Inc.	900	59,292
Electronic equipment & instruments—2.96%
Amphenol Corp., Class A	3,900	175,032
Energy equipment & services—13.68%
Cameron International Corp.*	2,100	116,235
Complete Production Services, Inc.*	3,400	123,828
Dril-Quip, Inc.*	1,000	63,000
ENSCO International, Inc.	700	56,518
National Oilwell Varco, Inc.*	1,500	133,080
Smith International, Inc.	1,300	108,082
Weatherford International Ltd.*	4,200	208,278
		809,021
Health care equipment & supplies—4.32%
C.R. Bard, Inc.	1,000	87,950
Hologic, Inc.*	3,164	68,975

	Shares	Value
Health care equipment & supplies—(concluded)
Immucor, Inc.*	3,800	$98,344
		255,269
Health care providers & services—6.74%
Aetna, Inc.	900	36,477
DaVita, Inc.*	2,000	106,260
Henry Schein, Inc.*	1,500	77,355
Pediatrix Medical Group, Inc.*	1,700	83,691
Psychiatric Solutions, Inc.*	2,500	94,600
		398,383
Hotels, restaurants & leisure—6.00%
Burger King Holdings, Inc.	3,000	80,370
Gaylord Entertainment Co.*	1,800	43,128
International Game Technology	1,600	39,968
Life Time Fitness, Inc.*	2,200	65,010
Texas Roadhouse, Inc., Class A*	3,100	27,807
WMS Industries, Inc.*	3,300	98,241
		354,524
Industrial conglomerates—1.47%
McDermott International, Inc.*	1,400	86,646
IT services—4.71%
Cognizant Technology Solutions Corp., Class A*	4,800	156,048
Fiserv, Inc.*	2,700	122,499
		278,547
Life sciences tools & services—4.13%
Qiagen NV*	4,100	82,533
Thermo Fisher Scientific, Inc.*	2,900	161,617
		244,150
Machinery—4.77%
Flowserve Corp.	800	109,360
Harsco Corp.	1,000	54,410
SPX Corp.	900	118,557
		282,327
Oil, gas & consumable fuels—5.28%
Apache Corp.	600	83,400
Newfield Exploration Co.*	1,000	65,250
Quicksilver Resources, Inc.*	1,400	54,096
Southwestern Energy Co.*	2,300	109,503
		312,249
Personal products—1.96%
Bare Escentuals, Inc.*	6,200	116,126
Real estate investment trusts (REITs)—0.76%
Digital Realty Trust, Inc.	1,100	45,001
Semiconductors & semiconductor equipment—2.77%
Microchip Technology, Inc.	2,600	79,404
Tessera Technologies, Inc.*	2,600	42,562
Varian Semiconductor Equipment Associates, Inc.*	1,200	41,784
		163,750

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
Software—5.64%
Adobe Systems, Inc.*	1,200	$47,268
Micros Systems, Inc.*	3,400	103,666
Nuance Communications, Inc.*	6,700	104,989
Solera Holdings, Inc.*	2,800	77,448
		333,371
Specialty retail—0.90%
Dick's Sporting Goods, Inc.*	3,000	53,220
Trading companies & distributors—0.67%
MSC Industrial Direct Co.	900	39,699
Wireless telecommunication services—5.40%
American Tower Corp., Class A*	3,400	143,650
MetroPCS Communications, Inc.*	3,200	56,672
SBA Communications Corp., Class A*	3,300	118,833
		319,155
Total equities (cost $5,525,335)		5,606,423

	Shares/ Units	Value
Investment company—3.48%
iShares Russell Midcap Growth Index Fund (cost $208,474)	1,944	$205,831
Short-term investment—0.42%
Investment company—0.42%
UBS Cash Management Prime Relationship Fund, 2.70%(1),(2) (cost $25,013)	25,013	25,013
Total investments—98.72% (cost $5,758,822)		5,837,267
Cash and other assets, less liabilities—1.28%		75,864
Net assets—100.00%		$5,913,131

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $5,852,963; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$545,000
Gross unrealized depreciation	(560,696)
Net unrealized depreciation	$(15,696)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") declined 10.25% (Class A shares declined 15.20% after the deduction of the maximum sales charge), while Class Y shares declined 10.03%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 10.83% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 120; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

While the Fund was down for the period, it declined less than its benchmark Index. On a relative basis, the Fund's moderate outperformance was due largely to stock selection during the year. Sector positioning also made a contribution to relative returns.

Portfolio performance summary(1)

What worked

•  At the stock level, Petrohawk Energy, Steel Dynamics and T-3 Energy Services were among the Fund's top performers. (For details, see "Portfolio Highlights.")

•  The Fund's overweight to energy stocks—and particularly to the energy equipment & services group—enhanced performance. Higher oil prices have created opportunities for oil services companies, making it profitable to drill farther offshore and in deeper waters. Offshore rigs are more expensive to build and have a higher service burden once commissioned. We believe this presents an opportunity for above-average earnings growth over the next several years. The names we owned, including T-3 Energy Services, Complete Production Services and Core Laboratories, experienced solid gains during the period.

•  Stock selection in the materials group generated positive results for the Fund as materials prices appreciated. One of our strongest performers for the period was Steel Dynamics, a holding from the metals and mining industry.

•  An underweight to consumer discretionary names was positive for the period. While the names we selectively overweighted in this area—including Gymboree and Lululemon Athletica(2) did well, we also benefited from what we did not hold, including specialty retailer Men's Wearhouse.

•  The Fund was underweight financial services companies, an allocation that added to returns. We expect the credit environment will continue to weigh on the financial landscape for the foreseeable future. Save for acquisitions of attractive assets, our research provides no basis for financials to outperform, much less to post superior earnings growth, in the next several years. We believe any possibility that financials will outperform in the near term would be attributable to oversold assets rebounding from current levels, and would not be an indication of improving circumstances in the fundamentals of these stocks.

What didn't work

•  The Fund's position in the industrials sector detracted from performance during the period as commercial services and supplies holdings True Blue and CRA International underperformed their industry

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  As of June 30, 2008, this position was not held in the Fund's portfolio.

UBS U.S. Small Cap Growth Fund

peers. Further, we did not hold any positions in the industrial conglomerates group, and the Fund's relative performance suffered as some companies, including Walter Industries, outperformed.

•  The Fund's overweight to information technology hampered performance. Our research points to prospects for stronger relative earnings growth in the technology space. Therefore, we have identified a handful of companies that we believe have sustainable, dominant positions. We are finding opportunities across a broad spectrum of these companies, and are seeking to exploit mispricings in several areas.

•  Despite this confidence, our holdings in the electronic equipment and instruments group, particularly Technitrol, FARO Technologies(3) and Benchmark Electronics,(3) performed poorly during the period.

•  Stock selection in software, including FalconStor Software and Kenexa Corp.(3), hindered returns as well.

•  Stock selection in telecommunications services detracted from returns, with disappointing performance coming from, among other names, Cbeyond.

Portfolio Highlights

•  Petrohawk Energy was a leading stock contributor to performance during the 12-month period. The oil and natural gas exploration and production company saw its shares continue to rise based on increased excitement surrounding its Haynesville Shale acreage. The company acquires and develops properties in East Texas and North Louisiana, onshore Gulf Coast, and in the Permian, Anadarko and Arkoma basins. Petrohawk has a total of 4,470 future locations, representing an inventory of over 10 years. While unproven reserves remain a risk to the company's future earnings, Petrohawk continues to find new production opportunities in the wake of rising commodity prices.

•  Steel Dynamics performed strongly, as well. The company operates mini-mills for the production of commodity and specialty steel products. Steel Dynamics saw its shares rise during the period in response to continued strong global steel commodity prices. The company has successfully grown its production capacity and shifted its mix from primarily commodity-based products to a more balanced mix between rolled sheet and more value-added specialty products. Industry rationalization of production capacity has had the beneficial effect of lessening commodity price fluctuations. It has also muted the negative impact of imported steel products in the domestic market. Recent industry consolidation and private equity interest has lifted valuation levels for the entire group.

•  T-3 Energy Services was another top performer. The provider of oilfield products and services saw its shares rise on investor optimism regarding the company's earnings potential. Rising energy commodity prices should allow the company's customers to spend more on T-3's products and services as they increase their oil and natural gas exploration and production programs.

•  Alpha Natural Resources, a leading Central Appalachian coal producer, saw its shares rise as the commodity price for coal hit historic highs. It was a negative contributor to performance, as we did not have a position in the stock.

(3)  As of June 30, 2008, this position was not held in the Fund's portfolio.

UBS U.S. Small Cap Growth Fund

•  Phillips Van Heusen, the designer and manufacturer of casual apparel, detracted from performance when its shares declined due to concern over the macro economic environment and the weakening consumer.

•  Advanced Analogic Technologies, a leading provider of power management solutions into mobile consumer electronics devices, saw its shares slump as the wireless handset market remained weak in China, and as high-end cell phone designs have been slower to gain acceptance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-10.25%	9.36%	N/A	9.02%
maximum sales charge	Class B(3)	-10.94	8.54	N/A	6.63
	Class C(4)	-10.95	8.53	N/A	6.27
	Class Y(5)	-10.03	9.64	7.77%	6.92
After deducting maximum	Class A(2)	-15.20	8.14	N/A	8.38
sales charge	Class B(3)	-15.06	8.25	N/A	6.63
	Class C(4)	-11.78	8.53	N/A	6.27
Russell 2000 Growth Index(6)		-10.83	10.37	2.80	2.29

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.65% and 1.28%; Class B—2.29% and 2.03%; Class C—2.28% and 2.03%; Class Y—1.18% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Small Cap Growth Fund Class A versus the Russell 2000 Growth Index from December 31, 1998, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS U.S. Small Cap Growth Fund Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Small Cap Growth Fund Class Y vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
PetroHawk Energy Corp.	3.7%
Steel Dynamics, Inc.	3.2
Complete Production Services, Inc.	2.5
Pediatrix Medical Group, Inc.	2.5
Hub Group, Inc., Class A	2.1
Microsemi Corp.	2.1
Nice Systems Ltd. ADR	2.0
T-3 Energy Services, Inc.	2.0
Tetra Technologies, Inc.	1.9
Landstar System, Inc.	1.8
Total	23.8%

(1)  Figures represent the direct investments of the UBS U.S. Small Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2008

Equities
Aerospace & defense	2.62%
Air freight & logistics	2.14
Biotechnology	4.25
Commercial services & supplies	3.37
Communications equipment	4.53
Computers & peripherals	1.23
Construction & engineering	1.53
Distributors	1.72
Diversified telecommunication services	0.68
Electrical equipment	2.50
Electronic equipment & instruments	0.96
Energy equipment & services	9.81
Food products	1.81
Health care equipment & supplies	3.76
Health care providers & services	4.07
Health care technology	2.03
Hotels, restaurants & leisure	4.48
IT services	1.95
Life sciences tools & services	4.25
Machinery	3.08%
Marine	1.14
Metals & mining	3.16
Oil, gas & consumable fuels	6.88
Personal products	1.47
Pharmaceuticals	0.52
Real estate investment trusts (REITs)	2.19
Road & rail	1.83
Semiconductors & semiconductor equipment	5.90
Software	7.96
Specialty retail	3.79
Textiles, apparel & luxury goods	1.78
Total equities	97.39
Short-term investment	3.08
Investment of cash collateral from securities loaned	20.54
Total investments	121.01
Liabilities, in excess of cash and other assets	(21.01)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—97.39%
Aerospace & defense—2.62%
AAR Corp.*(1)	200,500	$2,712,765
DRS Technologies, Inc.	37,700	2,967,744
Stanley, Inc.*	75,037	2,515,240
Taser International, Inc.*(1)	311,300	1,553,387
		9,749,136
Air freight & logistics—2.14%
Hub Group, Inc., Class A*	233,100	7,955,703
Biotechnology—4.25%
Array Biopharma, Inc.*(1)	207,000	972,900
BioMarin Pharmaceutical, Inc.*(1)	53,400	1,547,532
Genomic Health, Inc.*(1)	96,100	1,840,315
Isis Pharmaceuticals, Inc.*(1)	143,800	1,959,994
Regeneron Pharmaceuticals, Inc.*	96,900	1,399,236
Rigel Pharmaceuticals, Inc.*(1)	91,900	2,082,454
Sangamo Biosciences, Inc.*(1)	197,318	1,963,314
Seattle Genetics, Inc.*(1)	235,318	1,990,790
United Therapeutics Corp.*	21,100	2,062,525
		15,819,060
Commercial services & supplies—3.37%
CRA International, Inc.*(1)	97,700	3,531,855
Healthcare Services Group, Inc.(1)	180,200	2,740,842
InnerWorkings, Inc.*(1)	328,800	3,932,448
TrueBlue, Inc.*(1)	177,000	2,338,170
		12,543,315
Communications equipment—4.53%
Blue Coat Systems, Inc.*(1)	159,200	2,246,312
Ceragon Networks Ltd.*	245,700	1,901,718
Comtech Telecommunications Corp.*(1)	87,100	4,267,900
Neutral Tandem, Inc.*	58,100	1,016,750
Nice Systems Ltd. ADR*	250,600	7,410,242
		16,842,922
Computers & peripherals—1.23%
Compellent Technologies, Inc.*	114,900	1,302,966
Stratasys, Inc.*(1)	178,100	3,287,726
		4,590,692
Construction & engineering—1.53%
EMCOR Group, Inc.*	198,900	5,674,617
Distributors—1.72%
LKQ Corp.*(1)	354,400	6,404,008
Diversified telecommunication services—0.68%
Cbeyond, Inc.*(1)	157,600	2,524,752
Electrical equipment—2.50%
Energy Conversion Devices, Inc.*	54,200	3,991,288
EnerSys*	155,700	5,329,611
		9,320,899
Electronic equipment & instruments—0.96%
Technitrol, Inc.	210,500	3,576,395

	Shares	Value
Energy equipment & services—9.81%
Complete Production Services, Inc.*	253,005	$9,214,442
Core Laboratories NV*(1)	44,500	6,334,575
ION Geophysical Corp.*(1)	376,400	6,568,180
T-3 Energy Services, Inc.*(1)	92,600	7,358,922
Tetra Technologies, Inc.*	297,250	7,047,798
		36,523,917
Food products—1.81%
Darling International, Inc.*	406,700	6,718,684
Health care equipment & supplies—3.76%
Abaxis, Inc.*(1)	136,400	3,291,332
Arthrocare Corp.*(1)	31,800	1,297,758
Hansen Medical, Inc.*(1)	119,900	2,004,728
Integra LifeSciences Holdings Corp.*(1)	115,800	5,150,784
ResMed, Inc.*(1)	62,600	2,237,324
		13,981,926
Health care providers & services—4.07%
Pediatrix Medical Group, Inc.*(1)	185,400	9,127,242
Res-Care, Inc.*	115,500	2,053,590
VCA Antech, Inc.*	143,000	3,972,540
		15,153,372
Health care technology—2.03%
Omnicell, Inc.*(1)	255,900	3,372,762
Phase Forward, Inc.*	233,000	4,187,010
		7,559,772
Hotels, restaurants & leisure—4.48%
CKE Restaurants, Inc.	368,600	4,596,442
Panera Bread Co., Class A*(1)	110,000	5,088,600
Red Robin Gourmet Burgers, Inc.*(1)	131,900	3,658,906
Texas Roadhouse, Inc., Class A*(1)	370,400	3,322,488
		16,666,436
IT services—1.95%
NeuStar, Inc., Class A*(1)	85,400	1,841,224
TeleTech Holdings, Inc.*	272,000	5,429,120
		7,270,344
Life sciences tools & services—4.25%
AMAG Pharmaceuticals, Inc.*	51,100	1,742,510
Icon PLC ADR*	77,900	5,883,008
Kendle International, Inc.*(1)	84,800	3,080,784
Parexel International Corp.*	194,100	5,106,771
		15,813,073
Machinery—3.08%
Colfax Corp.*	45,300	1,136,577
ESCO Technologies, Inc.*(1)	128,800	6,043,296
Middleby Corp.*(1)	97,700	4,290,007
		11,469,880

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
Marine—1.14%
Genco Shipping & Trading Ltd.(1)	65,000	$4,238,000
Metals & mining—3.16%
Steel Dynamics, Inc.	301,000	11,760,070
Oil, gas & consumable fuels—6.88%
Arena Resources, Inc.*	98,900	5,223,898
PetroHawk Energy Corp.*(1)	300,145	13,899,715
Quicksilver Resources, Inc.*(1)	41,900	1,619,016
Rex Energy Corp.*	184,000	4,857,600
		25,600,229
Personal products—1.47%
Chattem, Inc.*(1)	83,900	5,457,695
Pharmaceuticals—0.52%
Auxilium Pharmaceuticals, Inc.*(1)	57,700	1,939,874
Real estate investment trusts (REITs)—2.19%
BioMed Realty Trust, Inc.	101,400	2,487,342
Ventas, Inc.	133,200	5,670,324
		8,157,666
Road & rail—1.83%
Landstar System, Inc.(1)	123,400	6,814,148
Semiconductors & semiconductor equipment—5.90%
Advanced Analogic Technologies, Inc.*	471,800	1,948,534
Diodes, Inc.*(1)	139,300	3,850,252
Hittite Microwave Corp.*	100,300	3,572,686
Microsemi Corp.*(1)	305,000	7,679,900
Power Integrations, Inc.*	125,500	3,967,055
Standard Microsystems Corp.*(1)	34,100	925,815
		21,944,242
Software—7.96%
ArcSight, Inc.*	208,600	1,835,680
Factset Research Systems, Inc.(1)	87,000	4,903,320
FalconStor Software, Inc.*(1)	475,300	3,365,124
Interactive Intelligence, Inc.*(1)	94,986	1,105,637

	Shares	Value
Software—(concluded)
Nuance Communications, Inc.*(1)	428,200	$6,709,894
Progress Software Corp.*	159,100	4,068,187
Ultimate Software Group, Inc.*(1)	132,700	4,728,101
Verint Systems, Inc.*	123,421	2,897,925
		29,613,868
Specialty retail—3.79%
Aeropostale, Inc.*	177,400	5,557,942
Children's Place Retail Stores, Inc.*(1)	113,400	4,093,740
Gymboree Corp.*	111,100	4,451,777
		14,103,459
Textiles, apparel & luxury goods—1.78%
Phillips-Van Heusen Corp.	180,500	6,609,910
Total equities (cost $330,274,903)		362,398,064
Short-term investment—3.08%
Other—3.08%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $11,454,537)	11,454,537	11,454,537
Investment of cash collateral from securities loaned—20.54%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $76,445,189)	76,445,189	76,445,189
Total investments—121.01% (cost $418,174,629)		450,297,790
Liabilities, in excess of cash and other assets—(21.01%)		(78,170,467)
Net assets—100.00%		$372,127,323

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $418,418,313; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$78,560,621
Gross unrealized depreciation	(46,681,144)
Net unrealized appreciation	$31,879,477

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2008.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2008.

ADR  American depositary receipt

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS Absolute Return Bond Fund (the "Fund") declined 18.07% (Class A shares declined 20.13% after the deduction of the maximum sales charge), while Class Y shares declined 17.92%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 7.30%, and the US LIBOR 3-Month Index (the "Index") returned 4.39%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 127; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund generated disappointing results during the reporting period. In particular, security selection detracted from the Fund's performance, as did duration and yield curve positioning, albeit to a lesser extent. Currency positioning modestly enhanced performance during the period.

Portfolio performance summary(1)

What worked

•  The Fund's currency exposure was a modest positive for the Fund's performance. At the end of the reporting period, the Fund had underweights to the euro, Canadian dollar and the Swiss franc, versus overweights to the British pound, Swedish krona, the Japanese yen, and the US dollar.

What didn't work

•  Security selection was the largest detractor from the Fund's performance.

•  Given the ongoing and, some may say, unprecedented credit crisis, many of the Fund's holdings continued to be negatively impacted by increased price volatility, ongoing liquidity concerns and heightened investor risk aversion.

•  The Fund's holdings in the securitized markets hindered results as well. The fallout from the severe deterioration in the US housing market has resulted in fundamental credit deterioration in many of the sub-sectors of the US securitized debt market where the Fund had significant exposure. In particular, the Fund's holdings in asset-backed securities, residential mortgage-backed securities and collateralized debt obligations detracted from performance. Arguably, this represents an extreme anomaly and an attractive long-term opportunity. However, we believe that improvement is likely to be incremental over the coming quarters, and we would not be surprised if near-term price volatility remains very high.

•  Spread management hindered the Fund's performance during the period.(2)

•  During the 12 months covered by this letter, investor risk aversion became extreme, leading to several "flights to quality" as investors were drawn to the security of US Treasuries. While this caused Treasury yields to fall (and their prices to rise), it caused non-Treasury securities to perform poorly.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.

UBS Absolute Return Bond Fund

•  The Fund's duration positioning was negative for performance.

•  The Fund's duration (which is a measure of a portfolio's sensitivity to changes in interest rates) was actively managed during the reporting period. The Fund initially had a neutral duration given our views on the economy and the market. We later moved to a short duration. While we expect economic growth will continue to be weak, we do not forecast the prolonged US recession that the market is anticipating. Overall, our duration positioning had a negative impact on performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Absolute Return Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-18.07%	-3.86%
maximum sales charge	Class C(3)	-18.27	-4.18
	Class Y(4)	-17.92	-3.68
After deducting maximum	Class A(2)	-20.13	-4.63
sales charge	Class C(3)	-18.66	-4.18
Merrill Lynch US Treasury 1-3 Year Index(5)		7.30	4.65
US LIBOR 3-Month Index(6)		4.39	4.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—0.96% and 0.96%; Class C—1.31% and 1.31%; Class Y—0.76% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all shares of UBS Absolute Return Bond Fund is 04/27/05. Inception date of the indices, for the purpose of this illustration, is 04/30/05.

(2)  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect fees and expenses.

(6)  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Absolute Return Bond Fund Class A and Class Y shares versus the Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index from April 27, 2005, which is the inception date of the two classes, through June 30, 2008. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Absolute Return Bond Fund Class A vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.50%.

Indices are started on 04/30/05.

UBS Absolute Return Bond Fund Class Y vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

Indices are started on 04/30/05.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Top ten long-term fixed income holdings

(unaudited)(1)

As of June 30, 2008

Percentage of net assets
Compagnie de Financement Foncier, 2.375%, due 01/29/09	3.8%
Eurohypo AG, 4.000%, due 01/15/10	3.7
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	3.7
Federal National Mortgage Association, 6.625%, due 09/15/09	3.2
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10	3.2
Bundesschatzanweisungen, 3.750%, due 12/12/08	3.0
Bundesschatzanweisungen, 3.750%, due 03/13/09	3.0
Federal National Mortgage Association, 4.125%, due 04/15/14	2.8
Svenska Handelsbanken AB, 6.125%, due 03/04/09	2.2
European Investment Bank, 6.250%, due 12/07/08	2.1
Total	30.7%

(1)  Figures represent the direct investments of the UBS Absolute Return Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Absolute Return Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Bonds US bonds US corporate bonds
Capital markets	1.38%
Commercial banks	0.58
Consumer finance	0.89
Diversified financial services	4.15
Food & staples retailing	0.64
Insurance	0.61
Paper & forest products	0.06
Thrifts & mortgage finance	0.61
Tobacco	0.58
Total US corporate bonds	9.50
Asset-backed security	0.01
Collateralized debt obligations	0.88
Mortgage & agency debt securities	13.68
Total US bonds	24.07
International bonds International corporate bonds
Building products	0.57
Commercial banks	9.72
Construction & engineering	0.91
Diversified financial services	3.47
Electric utilities	1.12
Thrifts & mortgage finance	7.49
Total international corporate bonds	23.28
International collateralized debt obligations	2.81
Foreign government bonds	12.56
Sovereign/supranational bonds	2.47
Total international bonds	41.12
Total bonds	65.19
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	6.79
Short-term investment	14.63
Total investments	86.61
Cash and other assets, less liabilities	13.39
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Absolute Return Bond Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—65.19%
US bonds—24.07%
US corporate bonds—9.50%
American General Finance Corp., 5.375%, due 10/01/12		$2,360,000	$2,197,113
Berkshire Hathaway Finance Corp., 4.125%, due 01/15/10		1,500,000	1,514,808
Boise Cascade LLC, 7.125%, due 10/15/14		180,000	144,000
Citigroup, Inc., 5.625%, due 08/27/12		940,000	924,782
Countrywide Home Loans, Inc., 5.305%, due 11/24/08(1)	EUR	250,000	383,890
5.875%, due 12/15/08	GBP	600,000	1,135,354
General Electric Capital Corp., 3.600%, due 10/15/08		$1,875,000	1,873,466
4.375%, due 01/20/10	EUR	1,795,000	2,780,934
5.500%, due 09/15/67(1),(2)		1,300,000	1,804,790
6.750%, due 03/15/32		$2,900,000	2,920,155
Lehman Brothers Holdings, Inc., 5.125%, due 06/27/14	EUR	900,000	1,202,554
Morgan Stanley, 5.300%, due 03/01/13		$1,050,000	1,011,736
5.750%, due 10/18/16		1,310,000	1,210,926
RBS Capital Trust A, 6.467%, due 06/30/12(1),(3)	EUR	1,000,000	1,442,968
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,438,320
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		1,525,000	1,581,061
Total US corporate bonds (cost $23,632,368)			23,566,857
Asset-backed security—0.01%
Merrill Lynch Mortgage Investors, Inc., Series 05-SL3, Class B3, 4.543%, due 07/25/36(1),(4) (cost $574,959)		574,959	24,953
Collateralized debt obligations—0.88%
Ajax One Ltd., Series 2A, Class C, 4.948%, due 09/08/32(1),(2),(4)		500,000	100,000
Axius Europe CLO SA, Series 07-1A, Class D, 7.879%, due 11/15/23(1),(2),(4)	EUR	350,000	402,437
Brentwood CLO Ltd., Series 06-1I, Class D, 6.623%, due 02/01/22(1),(4)		$310,000	167,524
Colts, Series 07-1, due 03/20/21(2),(4),(5)		300,000	83,547
Duke Funding Ltd., Series 06-11A, Class B1E, 7.107%, due 08/08/46(2),(4)	EUR	870,075	109,591

	Face amount	Value
Collateralized debt obligations—(concluded)
Fortius Funding Ltd., Series 06-2A, Class INC, due 02/03/42(4),(5)	$280,000	$28
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 5.584%, due 01/03/45(1),(2),(4)	700,000	70
Hewett's Island CDO Ltd., Series 07-6A, Class D, 4.927%, due 06/09/19(1),(2),(4)	250,000	180,825
Longport Funding Ltd., Series 07-1A, Class D, 8.960%, due 04/12/51(1),(2),(4)	500,000	0
MC Funding Ltd., Series 06-1A, Class E, 6.553%, due 12/20/20(1),(2),(4)	640,000	263,066
Spirit CBO, Series 04-2A, Class D, 3.778%, due 10/27/10(1),(2),(4)	657,544	639,395
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 4.220%, due 02/05/37(1),(2),(4)	240,000	24,000
Series 06-7A, Class B1L, 5.720%, due 02/05/37(1),(2),(4)	310,000	31
Tricadia CDO Ltd., Series 05-3A, Class B1L, 6.304%, due 06/25/41(1),(2),(4)	475,871	71,381
Series 05-4A, Class B1L, 5.941%, due 12/11/40(1),(2),(4)	476,835	143,384
Series 06-5A, Class F, 8.809%, due 06/19/46(1),(2),(4)	607,799	6,078
Total collateralized debt obligations (cost $7,584,832)		2,191,357
Mortgage & agency debt securities—13.68%
Banc of America Funding Corp., Series 07-1, Class 1B1, 6.000%, due 01/25/37	1,236,634	402,277
Series 06-H, Class B1, 6.092%, due 09/20/46(1)	1,487,716	465,209
Chase Mortgage Finance Corp., Series 07-S2, Class B1, 5.873%, due 03/25/37(1),(4)	1,998,589	299,788
Countrywide Alternative Loan Trust, Series 05-79CB, Class M, 5.500%, due 01/25/36(4)	658,578	121,053
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10(9)	7,725,000	7,948,168
5.000%, due 02/16/17	8,900,000	9,069,394
Federal National Mortgage Association, 4.125%, due 04/15/14	7,100,000	7,061,454
6.625%, due 09/15/09	7,725,000	8,060,296

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
US bonds—(concluded)
Mortgage & agency debt securities—(concluded)
Lehman Structured Securities Corp., Series 07-1, Class M5, 5.023%, due 10/28/34(1),(2)		$748,166	$411,491
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class B3, 6.000%, due 08/25/37		522,141	102,147
Total mortgage & agency debt securities (cost $37,987,424)			33,941,277
Total US bonds (cost $69,779,583)			59,724,444
International bonds—41.12%
International corporate bonds—23.28%
Austria—0.57%
Wienerberger AG, 6.500%, due 02/09/17(1),(3)	EUR	1,050,000	1,408,255
British Virgin Islands—0.86%
C10-EUR Capital (SPV) Ltd., 6.277%, due 06/30/17(1),(3)	EUR	1,700,000	2,145,133
France—5.13%
BNP Paribas, 5.250%, due 12/17/12	EUR	2,165,000	3,356,855
Compagnie de Financement Foncier, 2.375%, due 01/29/09		6,050,000	9,376,397
			12,733,252
Germany—7.93%
Eurohypo AG, 4.000%, due 01/15/10	EUR	5,950,000	9,206,642
Kreditanstalt fuer Wiederaufbau, 2.500%, due 10/11/10		2,100,000	3,136,908
3.500%, due 07/15/09		1,920,000	2,982,122
5.550%, due 06/07/21	GBP	2,200,000	4,365,388
			19,691,060
Ireland—0.94%
Libretto Capital PLC, Credit Linked Note, 5.662%, due 12/20/08(1)	EUR	1,500,000	2,334,280
Netherlands—1.53%
Linde Finance BV, 7.375%, due 07/14/66(1)	EUR	1,500,000	2,258,942
RWE Finance BV, 4.625%, due 08/17/10	GBP	800,000	1,530,329
			3,789,271
Sweden—2.16%
Svenska Handelsbanken AB, 6.125%, due 03/04/09(1),(3)	GBP	2,730,000	5,363,797

	Face amount		Value
United Kingdom—4.16%
AIB UK 1 LP, 4.781%, due 12/17/14(1),(3)	EUR	720,000	$788,988
Alliance & Leicester PLC, 4.250%, due 12/30/08	GBP	1,580,000	3,070,305
Anglo Irish Capital UK LP, 5.219%, due 09/29/16(1),(3)	EUR	790,000	809,990
Bank of Scotland PLC, 6.375%, due 08/16/19	GBP	1,445,000	2,545,273
Barclays Bank PLC, 4.750%, due 03/15/20(1),(3)	EUR	1,020,000	1,047,281
National Grid Electricity Transmission PLC, 4.125%, due 09/18/08		800,000	1,255,101
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	802,729
			10,319,667
Total international corporate bonds (cost $53,911,426)			57,784,715
International collateralized debt obligations—2.81%
Cayman Islands—1.07%
Abacus Ltd., Series 05-CB1A, Class F, 6.983%, due 05/28/41(1),(2),(4)		$250,000	25
ACA ABS 2006-1 Ltd., Series 06-2, due 01/10/47(2),(4),(5)		600,000	0
Acacia CDO 1 Ltd., Series 10A, Class SUB, due 09/07/46(2),(4),(5)		280,000	280
Aladdin CDO I Ltd, Series 06-2A, Class 10D, 10.303%, due 10/31/16(1),(2),(4)		250,000	111,500
Avenue CLO Fund Ltd., Series 06-3A, Class B2L, 6.818%, due 07/20/18(1),(2),(4)		220,000	131,362
Cratos CLO Ltd., Series 07-1A, Class D, 5.119%, due 05/19/21(1),(2),(4)		250,000	152,500
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 5.620%, due 02/16/41(1),(2),(4)		234,410	234
Series 18A, Class D, 7.538%, due 03/13/47(1),(2),(4)		792,809	8
De Meer Middle Market CLO Ltd., Series 06-1A, Class E, 6.818%, due 10/20/18(1),(4)		205,705	134,481
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 7.158%, due 01/22/22(1),(2),(4)		290,000	170,491
Emporia Preferred Funding, Series 07-3A, Class D, 4.420%, due 04/23/21(1),(2),(4)		250,000	117,470

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
International collateralized debt obligations—(continued)
Cayman Islands—(concluded)
Series 07-3A, Class E, 6.620%, due 04/23/21(1),(2),(4)		$250,000	$105,973
FM Leveraged Capital Fund, Series 06-2A, Class E, 6.426%, due 11/15/20(1),(4)		400,000	168,636
Galena CDO Ltd., Series II-AIRL, Class A1U, 3.420%, due 04/07/17(1),(2),(4)		1,000,000	702,900
Gresham Street CDO Funding, Series 03-1X, Class D, 6.020%, due 11/07/33(1),(4)		100,000	30,000
Harbourview CLO VI Ltd., Series 6A, Class D, 6.508%, due 12/27/19(1),(2),(4)		370,000	205,165
Herald Ltd. 29, 6.276%, due 09/16/45(1),(4)		300,000	22,860
Kingsland Ltd., Series 07-5A, Class E, 6.960%, due 07/14/21(1),(2),(4)		250,000	141,225
Lenox CDO Ltd., Series 05-1A, Class E1, 6.178%, due 11/14/43(1),(2),(4)		262,012	0
Logan CDO Ltd., Series II-A, Class E, 10.373%, due 05/04/51(1),(2),(4)		400,000	25,800
Series III-A, Class E, 17.688%, due 07/05/57(1),(2),(4)		390,000	0
Rockwall CDO Ltd., Series 06-1A, Class B1L, 5.123%, due 08/01/21(1),(2),(4)		300,000	159,060
Saturn CLO Ltd., Series 07-1A, Class D, 6.685%, due 05/13/22(1),(2),(4)		250,000	150,178
Trimaran CLO Ltd., Series 07-1A, Class B2L, 6.176%, due 06/15/21(1),(2),(4)		200,000	111,260
			2,641,408
Ireland—0.42%
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class 7, 8.677%, due 12/09/46(1),(2),(4)		$262,555	26
Series 06-1A, Class SUB, due 12/09/46(2),(4),(5)		580,000	58
Eirles One Ltd., Series 29, 8.270%, due 10/07/15(1),(4),(6)	EUR	500,000	346,379
MARC CDO PLC, Series 1A, Class E, 9.868%, due 03/13/53(1),(2)		$350,000	0
Menton CDO PLC, Series II-A, Class E, 10.718%, due 10/24/53(1),(2),(4)		250,000	0

	Face amount		Value
Ireland—(concluded)
PSION Synthetic CDO PLC, Series I-A, Class E, 8.051%, due 12/21/15(1),(2),(4)		$330,000	$253,275
Valleriite CDO, Series 07-A1, Class D1EU, 8.376%, due 12/20/17(1),(2),(4)	EUR	350,000	450,490
			1,050,228
Luxembourg—0.03%
Ashwell CDO SA, due 12/22/77(2),(4),(5)	GBP	420,000	83,658
Netherlands—1.29%
Ares Euro CLO BV, Series 07-1A, Class E, 8.379%, due 05/15/24(1),(2),(4)	EUR	470,000	535,384
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(2),(4)		530,000	550,742
Harbourmaster CLO BV, Series 7A, Class C, due 09/22/22(2),(4),(5)		300,000	335,358
Series 10A, Class B1 9.355%, due 02/06/24(1),(2)		600,000	699,056
Series PR2A, Class B2, 8.847%, due 10/15/22(1),(2),(4)		300,000	319,487
Highlander Euro CDO, Series 06-2CA, Class E, 8.558%, due 12/14/22(1),(2),(4)		250,000	193,775
Queen Street CLO, Series 06-1A, Class F, due 04/15/23(2),(4),(5)		320,000	286,928
Series 07-1A, Class F, due 08/15/24(2),(4),(5)		350,000	276,521
			3,197,251
Total international collateralized debt obligations (cost $15,395,106)			6,972,545
Foreign government bonds—12.56%
Argentina—1.80%
Republic of Argentina, 3.092%, due 08/03/12(1)		$8,350,000	4,458,900
Canada—0.80%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	1,985,562
France—0.96%
Government of France, 1.800%, due 07/25/40	EUR	1,679,264	2,380,636
Germany—5.94%
Bundesschatzanweisungen, 3.750%, due 12/12/08	EUR	4,700,000	7,374,237
3.750%, due 03/13/09		4,700,000	7,357,144
			14,731,381

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(concluded)
Foreign government bonds—(concluded)
Japan—2.65%
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$3,700,000	$3,853,590
Government of Japan, 2.500%, due 09/20/37	JPY	285,000,000	2,734,387
			6,587,977
Venezuela—0.41%
Republic of Venezuela, 5.750%, due 02/26/16		$1,290,000	1,013,295
Total foreign government bonds (cost $31,998,669)			31,157,751
Sovereign/supranational bonds—2.47%
Supranational—2.47%
European Investment Bank, 6.250%, due 12/07/08	GBP	2,600,000	5,180,980
6.250%, due 04/15/14		470,000	956,006
Total sovereign/supranational bonds (cost $6,109,704)			6,136,986
Total international bonds (cost $107,414,905)			102,051,997
Total bonds (cost $177,194,488)			161,776,441

	Units	Value
Investment company—6.79%
UBS U.S. Securitized Mortgage Relationship Fund(7) (cost $20,775,914)	1,739,692	$16,855,873
Short-term investment 14.63%
Investment company—14.63%
UBS Cash Management Prime Relationship Fund, 2.70%(7),(8) (cost $36,317,035)	36,317,035	36,317,035
Total investments—86.61% (cost $234,287,437)		214,949,349
Cash and other assets, less liabilities—13.39%		33,227,412
Net assets—100.00%		$248,176,761

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $237,990,562; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,722,322
Gross unrealized depreciation	(28,763,535)
Net unrealized depreciation	$(23,041,213)

(1)  Floating rate security—The interest rate shown is the current rate as of June 30, 2008.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $10,510,275 or 4.23% of net assets.

(3)  Perpetual bond security. The maturity date reflects the next call date.

(4)  Security is illiquid. At June 30, 2008, the value of these securities amounted to $7,490,159 or 3.02% of net assets.

(5)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

(6)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $346,379, or 0.14% of net assets.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2008.

(9)  All or a portion of this security is held as collateral for various swap positions.

ABS  Asset-backed securities

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Abacus Ltd., Series 05-CB1A, Class F, 6.983%, due 05/28/41	04/24/06	$252,656	0.10%	$25	0.00	%(1)
ACA ABS 2006-1 Ltd., Series 06-2, due 01/10/47	11/16/06	480,000	0.19	0	0.00
Acacia CDO Ltd., Series 10A, Class SUB, due 09/07/46	07/17/06	127,708	0.05	280	0.00	(1)
Ajax One Ltd., Series 2A, Class C, 4.948%, due 09/08/32	11/08/05	487,550	0.20	100,000	0.04
Aladdin CDO I Ltd, Series 06-2A, Class 10D, 10.303%, due 10/31/16	06/23/06	250,000	0.10	111,500	0.05
Avenue CLO Fund Ltd., Series 06-3A, Class B2L, 6.818%, due 07/20/18	04/24/06	215,160	0.09	131,362	0.05
Ares Euro CLO BV, Series 07-1A, Class E, 8.379%, due 05/15/24	03/16/07	470,000	0.19	535,384	0.22
Axius Europe CLO SA, Series 07-1A, Class D, 7.879%, due 11/15/23	09/28/07	326,550	0.13	402,437	0.16
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class 7, 8.677%, due 12/09/46	08/11/06	241,288	0.10	26	0.00	(1)
Series 06-1A, Class SUB, due 12/09/46	08/11/06	493,000	0.20	58	0.00	(1)
Colts, Series 07-1, due 03/20/21	02/09/07	285,000	0.11	83,547	0.03
Cratos CLO Ltd., Series 07-1A, Class D, 5.119%, due 05/19/21	04/30/07	250,000	0.10	152,500	0.06
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 5.620%, due 02/16/41	01/25/06	234,410	0.09	234	0.00	(1)
Series 18A, Class D, 7.538%, due 03/13/47	03/06/07	792,809	0.32	8	0.00	(1)
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 7.158%, due 01/22/22	04/27/07	285,865	0.12	170,491	0.07
Duke Funding Ltd., Series 06-11A, Class B1E, 7.107%, due 08/08/46	09/19/06	812,885	0.33	109,591	0.04
Emporia Preferred Funding, Series 07-3A, Class D, 4.420%, due 04/23/21	02/27/07	250,000	0.10	117,470	0.05
Series 07-3A, Class E, 6.620%, due 04/23/21	02/27/07	250,000	0.10	105,973	0.04

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Galena CDO Ltd., Series II-AIRL, Class A1U, 3.420%, due 04/07/17	03/08/07	$1,000,000	0.40%	$702,900	0.28%
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	524,700	0.21	550,742	0.22
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/06	285,000	0.11	335,358	0.14
Harbourmaster CLO BV, Series PR2A, Class B2, 8.847%, due 10/15/22	08/03/06	300,000	0.12	319,487	0.13
Harbourview CLO VI Ltd., Series 6A, Class D, 6.508%, due 12/27/19	10/20/06	363,584	0.15	205,165	0.08
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 5.584%, due 01/03/45	11/04/05	696,500	0.28	70	0.00	(1)
Hewett's Island CDO Ltd., Series 07-6A, Class D, 4.927%, due 06/09/19	05/09/07	247,467	0.10	180,825	0.07
Highlander Euro CDO, Series 06-2CA, Class E, 8.558%, due 12/14/22	11/28/06	249,750	0.10	193,775	0.08
Kingsland Ltd., Series 07-5A, Class E, 6.960%, due 07/14/21	05/02/07	241,728	0.10	141,225	0.06
Lenox CDO Ltd., Series 05-1A, Class E1, 6.178%, due 11/14/43	11/23/05	238,644	0.10	0	0.00
Logan CDO Ltd., Series II-A, Class E, 10.373%, due 05/04/51	04/11/06	398,000	0.16	25,800	0.01
Series III-A, Class E, 17.688%, due 07/05/57	06/08/07	390,000	0.16	0	0.00
Longport Funding Ltd., Series 07-1A, Class D, 8.960%, due 04/12/51	05/31/07	428,500	0.17	0	0.00
MC Funding Ltd., Series 06-1A, Class E, 6.553%, due 12/20/20	05/31/07	428,500	0.17	263,066	0.11
Menton CDO PLC, Series II-A, Class E, 10.718%, due 10/24/53	10/10/05	249,375	0.10	0	0.00
PSION Synthetic CDO PLC, Series I-A, Class E, 8.051%, due 12/21/15	12/15/05	314,985	0.13	253,275	0.10
Queen Street CLO, Series 06-1A, Class F, due 04/15/23	12/12/06	320,000	0.13	286,928	0.12
Series 07-1A, Class F, due 08/15/24	05/18/07	343,000	0.14	276,521	0.11

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Rockwall CDO Ltd., Series 06-1A, Class B1L, 5.123%, due 08/01/21	04/24/06	$297,750	0.12%	$159,060	0.06%
Saturn CLO Ltd., Series 07-1A, Class D, 6.685%, due 05/13/22	04/20/07	238,025	0.10	150,178	0.06
Spirit CBO, Series 04-2A, Class D, 3.778%, due 10/27/10	11/16/05	626,721	0.25	639,395	0.26
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 4.220%, due 02/05/37	09/15/06	232,629	0.09	24,000	0.01
Series 06-7A, Class B1L, 5.720%, due 02/05/37	09/15/06	303,800	0.12	31	0.00	(1)
Tricadia CDO Ltd., Series 05-4A, Class B1L, 5.941%, due 12/11/40	12/01/05	474,451	0.19	143,384	0.06
Series 05-3A, Class B1L, 6.304%, due 06/25/41	11/01/05	469,923	0.19	71,381	0.03
Series 06-5A, Class F, 8.809%, due 06/19/46	05/09/06	573,273	0.23	6,078	0.00	(1)
Trimaran CLO Ltd., Series 07-1A, Class B2L, 6.176%, due 06/15/21	03/09/07	198,806	0.08	111,260	0.05
Valleriite CDO, Series 07-A1, Class D1EU, 8.376%, due 12/20/17	06/12/07	350,000	0.14	450,490	0.18
		$17,289,992	6.96%	$7,511,280	3.03%

(1)  Amount represents less than 0.005%.

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Canadian Dollar	4,065,000	EUR	2,588,448	09/10/08	$77,849
Canadian Dollar	9,165,000	USD	9,076,954	09/10/08	96,941
Euro	8,510,000	NOK	68,673,147	09/10/08	36,584
Euro	59,795,000	USD	91,956,638	09/10/08	(1,850,755)
Great Britain Pound	24,495,000	USD	47,569,535	09/10/08	(956,285)
New Zealand Dollar	4,580,000	USD	3,522,661	09/10/08	72,166
Singapore Dollar	8,260,000	CAD	6,166,480	09/10/08	(49,059)
Swiss Franc	7,886,651	EUR	4,905,000	09/10/08	(30,023)
Swiss Franc	19,914,592	GBP	9,960,000	09/10/08	224,679
Swiss Franc	2,612,124	USD	2,545,000	09/10/08	(13,607)
United States Dollar	11,512,018	CHF	11,955,000	09/10/08	198,047
United States Dollar	3,403,508	NZD	4,580,000	09/10/08	46,988
United States Dollar	5,323,739	SEK	32,330,000	09/10/08	23,587
United States Dollar	6,073,529	SGD	8,260,000	09/10/08	17,544
Net unrealized depreciation on forward foreign currency contracts					$(2,105,344)

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2008

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

NOK  Norwegian Krone

NZD   New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2008:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 190 contracts (USD)	September 2008	$(40,009,558)	$(40,128,594)	$(119,036)
5 Year US Treasury Notes, 425 contracts (USD)	September 2008	(46,623,146)	(46,985,742)	(362,596)
10 Year US Treasury Notes, 240 contracts (USD)	September 2008	(27,022,133)	(27,341,250)	(319,117)
Interest futures buy contracts:
Euro-Buxl, 30 contracts (EUR)	September 2008	4,099,384	4,093,255	(6,129)
Interest futures sell contracts:
Euro-Bobl, 130 contracts (EUR)	September 2008	(21,804,340)	(21,650,892)	153,448
Euro-Bund, 45 contracts (EUR)	September 2008	(7,889,812)	(7,833,912)	55,900
Euro-Schatz, 120 contracts (EUR)	September 2008	(19,361,900)	(19,332,671)	29,229
Long Gilt, 15 contracts (GBP)	September 2008	(3,172,221)	(3,118,938)	53,283
Net unrealized depreciation on futures contracts				$(515,018)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $5,198,640.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS Global Bond Fund (the "Fund") returned 1.94% (Class A shares declined 2.61% after the deduction of the maximum sales charge), while Class Y shares returned 2.28%. The Fund's benchmark, the Lehman Brothers Global Aggregate Bond Index (the "Index"), returned 12.90% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 141; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance relative to the Index was primarily due to security selection. In particular, the Fund's mortgage-related securities detracted from performance during the period.

Portfolio performance summary(1)

What worked

•  Currency positioning was a modest contributor to performance. We maintained an underweight exposure to the British pound, which was beneficial when it weakened during the twelve months ended June 2008. At the end of the reporting period, the Fund was overweight the US dollar and underweight the euro and British pound.

•  The Fund's out-of-Index exposure to inflation-linked bonds generated positive results for performance. Record high oil prices and sharply higher food prices led to increased inflationary pressures during the reporting period. At the same time, several central banks, including the US Federal Reserve Board, lowered short-term interest rates in an attempt to stave off a recession. Given this environment, the Fund's exposure to US Treasury inflation protected securities (TIPS) enhanced its results.

What didn't work

•  Security selection significantly detracted from the Fund's performance.

•  The Fund's underperformance versus the Index was largely due to security selection in mortgage-related securities. In particular, its exposure to residential mortgage-backed securities (RMBS) and collateralized debt obligations (CDOs) that were invested in asset-backed securities (ABS) was detrimental to performance as the well-publicized problems in the US mortgage market negatively impacted these holdings.

•  The Fund's corporate bond holdings detracted from results. In particular, the Fund's exposure to lower-rated, high yield corporate bonds was a drag on performance. During the fiscal year, high yield spreads—the difference between the yields on US Treasury bonds and higher risk securities—widened as investors became more risk-averse given escalating problems in the US mortgage market and the ensuing credit crunch.

•  A defensive duration strategy in the US hindered the Fund's results. The Fund held a less than-Index duration (duration is a measure of a portfolio's sensitivity to changes in interest rates) in the US during the period. This position detracted from the Fund's performance as US interest rates fell (and bond prices rose) during the period.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Bond Fund

•  Spread management (our allocation between sectors) was a negative contributor to performance. The Fund's overweight allocation to certain securitized sectors, including non-agency mortgage-backed securities and asset-backed securities, negatively impacted its performance. Overall, these securities performed poorly given heightened investor risk aversion and a widespread flight to quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	1.94%	2.86%	N/A	5.59%
maximum sales charge	Class B(3)	1.27	2.10	N/A	5.36
	Class C(4)	1.56	2.36	N/A	4.49
	Class Y(5)	2.28	3.13	4.59%	5.21
After deducting maximum	Class A(2)	-2.61	1.92	N/A	4.87
sales charge	Class B(3)	-3.61	1.77	N/A	5.36
	Class C(4)	0.83	2.36	N/A	4.49
Lehman Brothers Global Aggregate Index(6)		12.90	5.90	6.10	6.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.41% and 1.16%; Class B—2.18% and 1.91%; Class C—1.78% and 1.66%; Class Y—1.04% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Bond Fund Class A shares is 11/05/01. Inception dates of Class B and Class C shares are 11/26/01 and 07/02/02, respectively. Inception date of Class Y shares and the index is 07/31/93.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS Global Bond Fund Class A versus the Lehman Brothers Global Aggregate Index from November 5, 2001, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS Global Bond Fund Class Y versus the Lehman Brothers Global Aggregate Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Bond Fund Class A vs. Lehman Brothers Global Aggregate Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS Global Bond Fund Class Y vs. Lehman Brothers Global Aggregate Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Top ten long term fixed-income holdings

(unaudited)(1)

As of June 30, 2008

Percentage of net assets
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	5.7%
Government of Japan 1.300%, due 03/20/15	5.4
Government of Sweden, 5.250%, due 03/15/11	3.7
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	3.1
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	3.1
Government of Japan 1.900%, due 06/20/25	2.7
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18	2.3
European Investment Bank, 6.250%, due 04/15/14	2.1
US Treasury Notes, 6.250%, due 05/15/30	2.0
Government of Japan, 0.800%, due 03/20/13	1.9
Total	32.0%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
United States	23.7%
Japan	16.7
United Kingdom	6.5
Germany	6.3
Italy	6.3
Total	59.5%

(1)  Figures represent the direct investments of the UBS Global Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Global Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Bonds US bonds US corporate bonds
Automobiles	0.54%
Beverages	1.53
Capital markets	1.38
Commercial banks	3.76
Consumer finance	0.66
Diversified financial services	1.96
Food & staples retailing	1.09
Food products	0.30
Hotels, restaurants & leisure	0.06
Insurance	0.31
Media	0.23
Paper & forest products	1.16
Thrifts & mortgage finance	0.07
Transportation infrastructure	0.23
Total US corporate bonds	13.28
Asset-backed securities	0.87
Collateralized debt obligations	1.62
Commercial mortgage-backed securities	1.40
Mortgage & agency debt securities	0.87
Stripped mortgage-backed security	1.27
US government obligations	4.38
Total US bonds	23.69
International bonds International corporate bonds
Capital markets	0.29%
Chemicals	1.56
Commercial banks	10.53
Construction materials	1.35
Diversified financial services	1.25
Diversified telecommunication services	1.43
Electric utilities	0.66
Food & staples retailing	1.60
Oil, gas & consumable fuels	1.29
Thrifts & mortgage finance	4.25
Tobacco	1.63
Total international corporate bonds	25.84
International asset-backed security	0.13
International collateralized debt obligations	3.42
International mortgage & agency debt security	0.37
Foreign government bonds	30.60
Sovereign/supranational bonds	3.86
Total international bonds	64.22
Total bonds	87.91
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	3.76
Short-term investment	6.24
Total investments	97.91
Cash and other assets, less liabilities	2.09
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Bond Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—87.91%
US bonds—23.69%
US corporate bonds—13.28%
Bank One Corp., 7.875%, due 08/01/10		$675,000	$714,489
BNP Paribas Capital Trust III, 6.625%, due 10/23/11(1),(2)	EUR	650,000	998,913
Citigroup, Inc., 5.000%, due 09/15/14		$400,000	370,466
5.500%, due 02/15/17		900,000	820,753
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	155,397
Daimler Chrysler Holdings NA 7.200%, due 09/01/09		150,000	154,284
Daimler Finance N.A. LLC, 7.200%, due 09/01/09		350,000	361,515
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		80,000	76,389
General Electric Capital Corp., 6.750%, due 03/15/32		110,000	110,764
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	363,730
Jacobs Entertainment, Inc., 9.750%, due 06/15/14		50,000	37,500
Kraft Foods, Inc., 5.625%, due 11/01/11		200,000	201,790
Kroger Co., 8.050%, due 02/01/10		350,000	366,277
Lehman Brothers Holdings, Inc., 4.984%, due 03/05/10(1)	EUR	450,000	689,162
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		$200,000	205,035
Miller Brewing Co., 5.500%, due 08/15/13(3)		1,000,000	1,021,985
Morgan Stanley, 5.300%, due 03/01/13		235,000	226,436
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		350,000	362,866
Washington Mutual Bank, 2.738%, due 08/25/08(1)		50,000	49,058
Wells Fargo Bank N.A., 6.450%, due 02/01/11		750,000	783,746
Weyerhaeuser Co., 6.750%, due 03/15/12		750,000	772,441
Total US corporate bonds (cost $8,823,476)			8,842,996
Asset-backed securities—0.87%
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(1),(3)		5,801	5,087

	Face amount	Value
Asset-backed securities—(concluded)
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 2.613%, due 12/25/26(1)	$191,109	$57,333
Series 05-FFA, Class M3, 5.517%, due 03/25/25(4)	500,000	25,000
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 2.583%, due 03/25/37(1)	31,609	6,638
Series 06-3, Class A1, 5.472%, due 09/25/36(1)	110,961	38,975
Series 06-5, Class A1, 5.500%, due 01/25/37(4)	145,366	45,063
Series 06-4, Class A1, 5.671%, due 11/25/36(4)	23,346	7,237
IndyMac Seconds Asset Backed Trust, Series 06-A, Class A,, 2.613%, due 06/25/36(1)	129,282	48,813
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(1)	91,445	80,471
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(1)	63,324	29,762
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 2.613%, due 08/25/36(1)	100,766	45,345
Series 06-14SL, Class A1, 2.643%, due 11/25/36(1)	32,636	13,054
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 2.653%, due 08/25/36(1)	44,606	9,813
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(1),(5)	251,994	67,334
Series 06-3, Class A1, 2.663%, due 04/25/36(1)	226,477	87,340
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(3)	12,517	9,822
Total asset-backed securities (cost $1,814,514)		577,087
Collateralized debt obligations—1.62%
Ares CLO Funds, Series 06-5RA, Class D, 4.538%, due 02/24/18(1),(3),(5)	140,000	80,500

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
US bonds—(continued)
Collateralized debt obligations—(concluded)
Brentwood CLO Ltd., Series 06-1A, Class C, 4.473%, due 02/01/22(1),(3),(5)		$250,000	$145,400
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21(1),(3),(5)		200,000	113,420
Duke Funding Ltd., Series 06-11A, Class B1E, 7.107%, due 08/08/46(1),(3),(5)	EUR	175,970	22,164
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 3.818%, due 12/20/18(1),(3),(5)		$250,000	145,225
Halcyon Loan Investors CLO Ltd., Series 06-1A, Class C, 4.145%, due 11/20/20(1),(3),(5)		250,000	159,250
Hewett's Island CDO Ltd., Series 07-6A, Class D, 4.927%, due 06/09/19(1),(3),(5)		250,000	180,825
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 3.723%, due 11/01/13(1),(3),(5)		250,000	165,850
Longport Funding Ltd., Series 07-1A, Class D, 8.960%, due 04/12/51(1),(3),(5)		264,423	0
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 4.220%, due 02/05/37(1),(3),(5)		330,000	33,000
Series 06-5A, Class A3, 4.234%, due 08/05/36(1),(3),(5)		200,000	10,000
Series 06-7A, Class B1L, 5.720%, due 02/05/37(1),(3),(5)		200,000	20
Tricadia CDO Ltd., Series 05-4A, Class B1L, 5.941%, due 12/11/40(1),(3),(5)		88,303	26,553
Total collateralized debt obligations (cost $2,820,278)			1,082,207

	Face amount	Value
Commercial mortgage-backed securities—1.40%
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class A4, 5.694%, due 06/11/50(1)	$100,000	$94,246
Series 07-T28, Class A4, 5.742%, due 09/11/42(1)	100,000	94,517
Series 07-PW16, Class A4, 5.902%, due 06/11/40(1)	100,000	95,129
Series 00-WF2, Class A2, 7.320%, due 10/15/32(1)	80,000	82,992
Hilton Hotel Pool Trust, Series 00-HLTA, Class A1, 7.055%, due 10/03/15(3)	172,005	179,251
JPMorgan Chase Commercial Alternative Mortgage Product, Series 06-CB17, Class A4, 5.429%, due 12/12/43	350,000	331,521
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(1)	53,800	54,539
Total commercial mortgage-backed securities (cost $956,960)		932,195
Mortgage & agency debt securities—0.87%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(1)	194,999	99,038
Bear Stearns Adjustable Rate Mortgage Trust, Series 07-3, Class 2A1, 5.632%, due 05/25/47(1)	230,024	211,941
Government National Mortgage Association Pools, # 781276, 6.500%, due 04/15/31	85,712	89,023
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.881%, due 02/25/37(1)	200,000	180,580
Total mortgage & agency debt securities (cost $658,904)		580,582
Stripped mortgage-backed security—1.27%
Morgan Stanley Capital I, Series 05-HQ7, Class A4, IO, 5.379%, due 11/14/42(1) (cost $832,447)	870,000	847,776

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
US bonds—(concluded)
US government obligations—4.38%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		$1,537,830	$1,562,218
US Treasury Notes, 6.250%, due 05/15/30		1,100,000	1,353,945
Total US government obligations (cost $2,949,554)			2,916,163
Total US bonds (cost $18,856,133)			15,779,006
International bonds—64.22%
International corporate bonds—25.84%
France—5.01%
BNP Paribas, 5.250%, due 12/17/12	EUR	140,000	217,072
5.625%, due 08/07/08		100,000	157,517
5.750%, due 01/24/22	GBP	80,000	145,037
Casino Guichard Perrachon SA, 4.875%, due 04/10/14	EUR	750,000	1,063,226
Compagnie de Financement Foncier, 2.375%, due 01/29/09		550,000	852,400
Lafarge SA, 4.750%, due 03/23/20		700,000	897,485
			3,332,737
Germany—6.33%
Bayerische Landesbank, 3.750%, due 05/23/11	EUR	240,000	363,622
Deutsche Hypothekenbank AG, 3.000%, due 02/09/11		250,000	372,763
Dexia Kommunalbank Deutschland AG, 3.500%, due 04/15/11		250,000	375,851
Eurohypo AG, 3.750%, due 11/05/08		550,000	861,713
EWE AG, 4.875%, due 10/14/19		170,000	242,736
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	363,998
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	500,000	980,102
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	700,000	656,549
			4,217,334
Ireland—1.24%
Allied Irish Banks PLC, 7.500%, due 02/28/11(1),(2)	EUR	550,000	823,187

	Face amount		Value
Luxembourg—2.93%
Clariant Finance Luxembourg SA, 4.375%, due 04/05/13	EUR	750,000	$998,972
Telecom Italia Finance SA, 6.575%, due 07/30/09		600,000	950,933
			1,949,905
Netherlands—0.35%
E.ON International Finance BV, 6.375%, due 05/29/12	GBP	100,000	195,650
Montell Finance Co. BV, 8.100%, due 03/15/27(3)		$65,000	39,000
			234,650
Spain—3.14%
Ayt Cedulas Cajas Global, 4.250%, due 06/14/18	EUR	600,000	835,090
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36		250,000	308,606
Instituto de Credito Oficial, 4.500%, due 03/07/13	GBP	500,000	945,331
			2,089,027
Sweden—1.63%
Swedish Match AB, 4.625%, due 06/28/13	EUR	750,000	1,088,073
Trinidad & Tobago—1.29%
Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22(3)		$900,000	859,500
United Kingdom—3.92%
Barclays Bank PLC, 4.500%, due 03/04/19(1)	EUR	190,000	268,837
4.750%, due 03/15/20(1),(2)		500,000	513,373
5.750%, due 09/14/26	GBP	80,000	140,881
Lloyds TSB Bank PLC, 5.875%, due 06/20/14		400,000	761,629
MetLife of Connecticut Institutional Funding Ltd., 5.750%, due 12/06/11		100,000	190,709
National Westminster Bank PLC, 6.000%, due 01/21/10	EUR	335,000	528,333
6.500%, due 09/07/21	GBP	110,000	209,107
			2,612,869
Total international corporate bonds (cost $16,407,343)			17,207,282
International asset-backed security—0.13%
United Kingdom—0.13%
Whinstone Capital Management Ltd., Series 1A, Class B2, 5.729%, due 10/25/44(1) (cost $93,304)	EUR	77,108	88,120

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International collateralized debt obligations—3.42%
Cayman Islands—1.15%
Black Diamond CLO Ltd., Series 05-2X, Class IN, due 01/07/18(5),(6)		$100,000	$61,910
Series 06-1A, Class D, 4.263%, due 04/29/19(1),(3),(5)		250,000	167,250
Cratos CLO Ltd., Series 07-1A, Class D, 5.119%, due 05/19/21(1),(3),(5)		250,000	152,500
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 4.788%, due 03/13/47(1),(3),(5)		250,000	2
Galena CDO Ltd., Series II-AIRL, Class A1U, 3.420%, due 04/07/17(1),(3),(5)		300,000	210,870
Greywolf CLO Ltd., Series 07-1A, Class D, 4.219%, due 02/18/21(1),(3),(5)		250,000	116,550
Gulf Stream - Sextant CLO Ltd., Series 07-1A, Class SUB, due 06/17/21(3),(5),(6)		100,000	58,000
			767,082
Ireland—0.75%
Mercator CLO PLC, Series 07-IIIA, Class B1, 6.847%, due 10/15/24(1),(3)	EUR	250,000	273,403
Valleriite CDO, Series 07-1A, Class A1EU, 5.726%, due 12/29/17(1),(3),(5)		160,000	226,595
			499,998
Luxembourg—0.39%
GSC European CDO SA, Series I-RA, Class D, 6.408%, due 12/15/22(1),(3),(5)	EUR	250,000	262,107
Netherlands—1.13%
Cadogan Square CLO BV, Series 2A, Class B, 4.696%, due 08/12/22(1),(3)	EUR	150,000	186,336

	Face amount		Value
Netherlands—(concluded)
Highlander Euro CDO, Series 06-2NA, Class D, 6.608%, due 12/14/22(1),(3),(5)		$250,000	$212,196
Queen Street CLO, Series 07-1A, Class F, due 08/15/24(3),(5),(6)		100,000	79,006
Series 06-1A, Class C1, 5.351%, due 04/15/23(1),(3),(5)		250,000	270,837
			748,375
Total international collateralized debt obligations (cost $3,314,482)			2,277,562
International mortgage & agency debt security—0.37%
United Kingdom—0.37%
Granite Master Issuer PLC, Series 05-4, Class C4, 5.409%, due 12/20/54(1) (cost $217,333)	EUR	180,000	246,355
Foreign government bonds—30.60%
France—0.87%
Government of France, 1.800%, due 07/25/40	EUR	409,321	580,280
Italy—6.25%
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	EUR	1,390,000	2,086,633
5.000%, due 08/01/39		1,410,000	2,076,231
			4,162,864
Japan—16.72%
Government of Japan CPI Linked Bond, 0.500%, due 12/10/14	JPY	68,544,000	633,767
1.200%, due 06/10/17		399,740,000	3,785,267
Government of Japan, 0.800%, due 03/20/13		137,000,000	1,270,209
1.300%, due 03/20/15		385,000,000	3,624,236
1.900%, due 06/20/25		198,000,000	1,819,099
			11,132,578
Spain—1.04%
Government of Spain, 6.000%, due 01/31/29	EUR	400,000	692,978
Sweden—3.66%
Government of Sweden, 5.250%, due 03/15/11	SEK	14,500,000	2,437,513
United Kingdom—2.06%
UK Gilts, 4.750%, due 09/07/15	GBP	300,000	582,646
5.000%, due 03/07/25		400,000	784,311
			1,366,957
Total foreign government bonds (cost $20,456,549)			20,373,170

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
Sovereign/supranational bonds—3.86%
Supranational—3.86%
European Investment Bank, 6.125%, due 05/21/10	AUD	1,250,000	$1,166,179
6.250%, due 04/15/14	GBP	690,000	1,403,498
Total sovereign/supranational bonds (cost $2,404,302)			2,569,677
Total international bonds (cost $42,893,313)			42,762,166
Total bonds (cost $61,749,446)			58,541,172
	Units
Investment company—3.76%
UBS U.S. Securitized Mortgage Relationship Fund(7) (cost $3,167,704)		258,384	2,503,477

	Shares	Value
Short-term investment—6.24%
Other—6.24%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(7),(8) (cost $4,156,388)	4,156,388	$4,156,388
Total investments—97.91% (cost $69,073,538)		65,201,037
Cash and other assets, less liabilities—2.09%		1,388,729
Net assets—100.00%		$66,589,766

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $70,377,981; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,321,697
Gross unrealized depreciation	(6,498,641)
Net unrealized depreciation	$(5,176,944)

(1)  Floating rate security—The interest rates shown are the current rates as of June 30, 2008.

(2)  Perpetual bond security. The maturity date reflects the next call date.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $5,412,504 or 8.13% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(5)  Security is illiquid. These securities amounted to $2,967,364 or 4.46% of net assets.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of this security.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2008.

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

IO  Interest only security—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Ares CLO Funds, Series 06-5RA, Class D, 4.538%, due 02/24/18	02/16/06	$139,300	0.21%		$80,500	0.12%
Black Diamond CLO Ltd., Series 06-1A, Class D, 4.263%, due 04/29/19	12/22/06	250,000	0.38		167,250	0.25
Brentwood CLO Ltd., Series 06-1A, Class C, 4.473%, due 02/01/22	12/07/06	249,100	0.36		145,400	0.21
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21	01/26/07	200,000	0.30		113,420	0.17
Cratos CLO Ltd., Series 07-1A, Class D, 5.119%, due 05/19/21	04/30/07	250,000	0.38		152,500	0.23
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 4.788%, due 03/13/47	03/06/07	250,000	0.38		2	0.00	(1)
Duke Funding Ltd., Series 06-11A, Class B1E, 7.107%, due 08/08/46	09/19/06	165,146	0.25		21,867	0.03
7.107%, due 08/08/46	05/08/07	1,569	0.00	(1)	197	0.00	(1)
7.107%, due 08/08/46	09/19/07	0	0.00		100	0.00	(1)
Galena CDO Ltd., Series II-AIRL, Class A1U, 3.420%, due 04/07/17	03/08/07	300,000	0.45		210,870	0.32
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 3.818%, due 12/20/18	11/28/06	245,500	0.37		145,225	0.22
Greywolf CLO Ltd., Series 07-1A, Class D, 4.219%, due 02/18/21	12/08/06	250,000	0.38		116,550	0.17
GSC European CDO SA, Series I-RA, Class D, 6.408%, due 12/15/22	12/01/06	333,413	0.50		262,107	0.39
Gulf Stream - Sextant CLO Ltd., Series 07-1A, Class SUB, due 06/17/21	05/17/07	100,000	0.14		58,000	0.09
Halcyon Loan Investors CLO Ltd., Series 06-1A, Class C, 4.145%, due 11/20/20	09/27/06	250,000	0.38		159,250	0.24
Hewett's Island CDO Ltd., Series 07-6A, Class D, 4.927%, due 06/09/19	05/09/07	247,467	0.37		180,825	0.27

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 3.723%, due 11/01/13	09/28/06	$250,000	0.38%	$165,850	0.25%
Highlander Euro CDO, Series 06-2NA, Class D, 6.608%, due 12/14/22	11/28/06	250,000	0.38	212,196	0.32
Longport Funding Ltd., Series 07-1A, Class D, 8.960%, due 04/12/51	05/31/07	214,250	0.32	0	0.00
Queen Street CLO, Series 07-1A, Class F, due 08/15/24	05/18/07	98,000	0.15	79,006	0.12
Series 06-1A, Class C1, 5.351%, due 04/15/23	12/21/06	323,782	0.49	270,837	0.41
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 4.220%, due 02/05/37	09/15/06	319,865	0.48	33,000	0.05
Series 06-5A, Class A3, 4.234%, due 08/05/36	05/26/06	195,000	0.29	10,000	0.02
Series 06-7A, Class B1L, 5.720%, due 02/05/37	09/15/06	196,000	0.29	20	0.00 (1)
Tricadia CDO Ltd., Series 05-4A, Class B1L, 5.941%, due 12/11/40	12/01/05	90,461	0.14	26,553	0.04
Valleriite CDO, Series 07-1A, Class A1EU, 5.726%, due 12/29/17	06/12/07	160,000	0.24	226,595	0.34
		$5,328,853	8.00%	$2,838,120	4.26%

(1)  Amount represents less than 0.005%.

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	4,350,000	USD	3,897,809	10/03/08	$(221,496)
Canadian Dollar	580,000	USD	566,035	10/03/08	(2,132)
Euro	8,875,000	USD	13,794,290	10/03/08	(112,007)
Great Britain Pound	4,265,000	USD	8,451,498	10/03/08	17,091
Great Britain Pound	1,400,000	USD	2,736,720	10/03/08	(31,901)
Japanese Yen	226,600,000	USD	2,214,186	10/03/08	69,120
Korean Won	752,000,000	USD	727,273	08/20/08	9,728
New Taiwan Dollar	43,800,000	USD	1,443,847	08/20/08	(4,891)
New Taiwan Dollar	21,000,000	USD	699,068	08/20/08	4,467
Singapore Dollar	1,065,000	CAD	797,066	10/03/08	(5,411)
Singapore Dollar	910,000	USD	668,100	10/03/08	(3,691)
Swedish Krona	11,901,087	CHF	2,035,000	10/03/08	27,670
Swedish Krona	28,290,000	USD	4,704,108	10/03/08	31,156
Swiss Franc	885,000	USD	885,988	10/03/08	19,038
Swiss Franc	1,545,000	USD	1,475,873	10/03/08	(37,616)
United States Dollar	1,836,814	AUD	1,950,000	10/03/08	9,771

UBS Global Bond Fund—Portfolio of investments

June 30, 2008

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
United States Dollar	1,821,935	CAD	1,820,000	10/03/08	$(39,067)
United States Dollar	3,925,304	CHF	3,915,000	10/03/08	(90,152)
United States Dollar	521,561	DKK	2,490,000	10/03/08	1,441
United States Dollar	3,625,250	EUR	2,325,000	10/03/08	17,808
United States Dollar	5,620,964	EUR	3,550,000	10/03/08	(58,445)
United States Dollar	4,800,866	GBP	2,455,000	10/03/08	54,109
United States Dollar	2,676,245	JPY	266,400,000	10/03/08	(154,420)
United States Dollar	1,536,409	KRW	1,612,000,000	08/20/08	1,731
United States Dollar	4,654,207	SEK	28,120,000	10/03/08	(9,336)
United States Dollar	1,438,045	SGD	1,975,000	10/03/08	19,961
United States Dollar	2,382,353	TWD	72,900,000	08/20/08	28,904
Net unrealized depreciation on forward foreign currency contracts					$(458,570)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS High Yield Fund (the "Fund") declined 3.55% (Class A shares declined 7.94% after the deduction of the maximum sales charge), while Class Y shares declined 3.28%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 1.58% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 155; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund underperformed its benchmark during the reporting period. Our positioning in certain sectors and exposures to some poor performing securities detracted from the Fund's relative performance.

Portfolio performance summary(1)

What worked

•  Security selection was an overall positive for the Fund's relative performance. The Fund's positions in banks/thrifts and diversified financial services were the largest contributors to the Fund's relative performance. In particular, we held short dated (one year or less) financial paper. While some of this paper was investment grade quality, they offered yields that were more in line with stressed high yield securities. Our thesis for owning this paper was based on our belief that their issuers had ample liquidity to weather near-term market conditions. The prices of these securities performed well as some of the risks that had been associated with them began to subside.

•  The Fund's out-of-Index exposure to US Treasuries aided its performance. Issues related to the subprime mortgage market and the ensuing credit crunch led to increased investor risk aversion and several flights to quality. During those periods, investors were drawn to the relative safety of US Treasuries, driving their yields lower and their prices higher. In addition, the Fund benefited when the spread between high yield bonds and US Treasuries widened.

•  The Fund's underweight position in automobile/automobile parts distributors enhanced its relative performance. Automobile-related high yield securities performed poorly given company-specific issues and fears that a recession would temper consumer spending.

•  Our conservative approach to the high yield market was beneficial during investor flights to quality. We maintained a conservative stance for the Fund during the reporting period. This was expressed through our continued underweight of more speculative CCC-rated securities. Overall, this segment of the high yield market underperformed their higher rated counterparts. This was especially true during periods of increased investor risk aversion.

What didn't work

•  Overall, sector allocation was a negative contributor to performance.

•  While the Fund's holding of short-dated debt issued by paper company Abitibi-Consolidated(2) benefited performance, overweight positions in the paper and publishing/printing sectors detracted from the Fund's performance. These sectors generated weak results due, in part, to fears they would suffer from the economic slowdown.

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  After the period ended, Abitibi-Consolidated Inc. merged with Bowater Incorporated to form AbitibiBowater.

UBS High Yield Fund

•  Overall, underweights to the energy and healthcare sectors detracted from relative performance. Initially, we did not find these sectors to be attractive due to their rich valuations. And, while we took the opportunity to add to our exposures during what we viewed to be periods of weakness, it was not enough to overcome the drag on Fund performance.

•  Security selection in a number of sectors detracted from results.

•  Security selection in the telecommunications sector was detrimental to performance. In particular, the Fund's holding in Nextel Communications was a negative due to its poor operating results.

•  Security selection in publishing/printing hindered the Fund's results during the reporting period. An example of a significant detractor from performance was the Fund's holding in Quebecor World Capital Corp., as it declared bankruptcy in January 2008.

•  While the Fund benefited from its underweight in home builder/real estate, security selection in the sector detracted from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS High Yield Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-3.55%	6.12%	N/A	4.65%
maximum sales charge	Class B(3)	-4.27	5.38	N/A	6.09
	Class C(4)	-4.03	5.58	N/A	6.29
	Class Y(5)	-3.28	6.43	4.88%	5.31
After deducting maximum	Class A(2)	-7.94	5.15	N/A	4.14
sales charge	Class B(3)	-8.74	5.08	N/A	6.09
	Class C(4)	-4.70	5.58	N/A	6.29
Merrill Lynch US High Yield Cash Pay Constrained Index(6)		-1.58	6.76	5.28	5.57

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.28% and 1.20%; Class B—2.04% and 1.95%; Class C—1.78% and 1.70%; Class Y—0.98% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS High Yield Fund Class A shares is 12/31/98. Inception date of Class B and Class C shares is 11/07/01. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS High Yield Fund Class A versus the Merrill Lynch US High Yield Cash Pay Constrained Index from December 31, 1998, which is the inception date of the class, through June 30, 2008. The second graph depicts the performance of UBS High Yield Fund Class Y versus the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS High Yield Fund Class A vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS High Yield Fund Class Y vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Top ten long-term fixed income

holdings (unaudited)

As of June 30, 2008

Percentage of net assets
US Treasury Notes, 4.625%, due 02/15/17	10.2%
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15	2.1
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2.1
ARAMARK Corp., 6.373%, due 02/01/15	2.0
Community Health Systems, Inc., 8.875%, due 07/15/15	2.0
Boyd Gaming Corp., 7.750%, due 12/15/12	1.9
Newfield Exploration Co., 7.125%, due 05/15/18	1.8
Echostar DBS Corp., 6.625%, due 10/01/14	1.6
US Concrete, Inc., 8.375%, due 04/01/14	1.6
Reliant Energy, Inc., 6.750%, due 12/15/14	1.5
Total	26.8%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2008

Bonds US bonds US corporate bonds
Aerospace/defense	1.79%
Automotive	0.82
Banks & thrifts	2.08
Broadcasting	2.22
Building materials	3.14
Cable	1.11
Capital goods	2.36
Chemicals	1.16
Consumer products	1.12
Containers	3.04
Diversified financial services	3.59
Diversified media	1.43
Energy	9.47
Food & drug retailers	0.79
Food/beverage/tobacco	0.43
Gaming	6.87
Healthcare	7.24
Homebuilders/real estate	0.36
Metals/mining	1.11
Non-food & drug retailers	0.49
Paper	1.72
Printing & publishing	4.47
Restaurants	0.59
Services	2.36
Steel	2.63
Technology	4.08
Telecommunications	5.96
Transportation ex air/rail	0.51
Utilities	6.50
Total US corporate bonds	79.44
U.S. government obligations	10.17
Total US bonds	89.61
International bonds International corporate bonds
Capital goods	0.45%
Chemicals	0.27
Containers	0.75
Diversified financial services	0.13
Diversified media	0.37
Energy	0.21
Healthcare	0.65
Paper	1.88
Printing & publishing	0.35
Technology	0.18
Total international bonds	5.24
Total bonds	94.85
Equities	0.03
Warrant	0.00
Short-term investment	2.65
Total investments	97.53
Cash and other assets, less liabilities	2.47
Net assets	100.00%

UBS High Yield Fund—Portfolio of investments

June 30, 2008

	Face Amount	Value
Bonds—94.85%
US bonds—89.61%
US corporate bonds—79.44%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,100,000	$1,050,500
AES Corp., 8.000%, due 10/15/17	1,900,000	1,862,000
8.875%, due 02/15/11	500,000	517,500
Affinion Group, Inc., 10.125%, due 10/15/13	1,350,000	1,353,375
Ahern Rentals, Inc., 9.250%, due 08/15/13	875,000	638,750
Airgas, Inc., 7.125%, due 10/01/18(2)	217,000	218,628
AK Steel Corp., 7.750%, due 06/15/12	1,600,000	1,604,000
American Rock Salt Co. LLC, 9.500%, due 03/15/14	900,000	945,000
AmeriQual Group LLC and AmeriQual Finance Corp., 9.500%, due 04/01/12(2)	1,000,000	640,000
ARAMARK Corp., 6.373%, due 02/01/15(3)	3,250,000	3,038,750
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	2,200,000	2,161,500
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15(2)	1,406,000	1,416,545
12.750%, due 03/01/16(2)	1,774,000	1,774,000
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	400,000	358,000
Bausch & Lomb, Inc. 9.875%, due 11/01/15(2)	125,000	125,625
Boise Cascade LLC, 7.125%, due 10/15/14	610,000	488,000
Boyd Gaming Corp., 7.750%, due 12/15/12	3,326,000	2,868,675
Buckeye Technologies, Inc., 8.000%, due 10/15/10	807,000	807,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,200,000	1,008,000
Caesars Entertainment, Inc., 8.125%, due 05/15/11	300,000	240,000
Carriage Services, Inc., 7.875%, due 01/15/15	465,000	446,400
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,050,000	997,500
Century Aluminum Co., 7.500%, due 08/15/14	725,000	717,750
Cenveo Corp., 7.875%, due 12/01/13	700,000	584,500
Chesapeake Energy Corp., 6.625%, due 01/15/16	600,000	576,000
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	550,000	473,000

	Face Amount	Value
US corporate bonds—(continued)
Circus & Eldorado Joint Venture/ Silver Legacy Capital Corp., 10.125%, due 03/01/12	$500,000	$481,250
Citizens Communications Co., 9.000%, due 08/15/31	1,525,000	1,372,500
CMP Susquehanna Corp., 9.875%, due 05/15/14	625,000	437,500
Coleman Cable, Inc., 9.875%, due 10/01/12	450,000	423,000
Community Health Systems, Inc., 8.875%, due 07/15/15	2,900,000	2,918,125
Countrywide Financial Corp., 2.796%, due 09/02/08(3)	725,000	719,454
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	500,000	490,000
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	650,000	624,000
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(2)	1,261,000	1,251,542
DaVita, Inc., 7.250%, due 03/15/15	2,200,000	2,139,500
Dayton Superior Corp., 13.000%, due 06/15/09	1,209,000	985,335
Deluxe Corp., 5.000%, due 12/15/12	1,615,000	1,332,375
7.375%, due 06/01/15	150,000	131,250
DirecTV Holdings LLC/ DirecTV Financing Co., 7.625%, due 05/15/16(2)	1,067,000	1,050,995
Dycom Industries, Inc., 8.125%, due 10/15/15	350,000	336,000
Echostar DBS Corp., 6.625%, due 10/01/14	2,650,000	2,451,250
Edison Mission Energy, 7.000%, due 05/15/17	580,000	542,300
7.200%, due 05/15/19	300,000	279,750
Esterline Technologies Corp., 6.625%, due 03/01/17	900,000	884,250
Exopack Holding, Inc., 11.250%, due 02/01/14	1,500,000	1,391,250
FireKeepers Development Authority, 13.875%, due 05/01/15(2)	1,536,000	1,501,440
Ford Motor Credit Co. LLC, 5.625%, due 10/01/08	250,000	245,758
7.375%, due 10/28/09	3,450,000	3,142,188
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	800,000	844,000
Freescale Semiconductor, Inc., 8.875%, due 12/15/14	1,050,000	853,125
10.125%, due 12/15/16	325,000	247,813
General Motors Corp., 7.200%, due 01/15/11	1,600,000	1,232,000

UBS High Yield Fund—Portfolio of investments

June 30, 2008

	Face Amount	Value
Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
GMAC LLC, 7.250%, due 03/02/11	$1,295,000	$951,839
8.000%, due 11/01/31	500,000	325,289
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	750,000	755,625
Harland Clarke Holdings Corp., 7.426%, due 05/15/15(3)	1,500,000	1,110,000
9.500%, due 05/15/15	1,025,000	840,500
Harrah's Operating Co., Inc., 10.750%, due 02/01/16(2)	750,000	622,500
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	550,000	554,125
HCA, Inc., 9.125%, due 11/15/14	250,000	255,625
9.250%, due 11/15/16	250,000	257,500
Helix Energy Solutions Group Inc., 9.500%, due 01/15/16(2)	625,000	640,625
Inergy LP/ Inergy Finance Corp., 8.250%, due 03/01/16	875,000	861,875
Ingles Markets, Inc., 8.875%, due 12/01/11	1,175,000	1,189,687
Interface, Inc., 10.375%, due 02/01/10	900,000	945,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,350,000	1,012,500
Jefferson Smurfit Corp., 8.250%, due 10/01/12	500,000	436,250
Key Energy Services, Inc., 8.375%, due 12/01/14(2)	440,000	448,800
Landry's Restaurants, Inc., 9.500%, due 12/15/14	900,000	882,000
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,775,000	1,624,125
Linn Energy LLC, 9.875%, due 07/01/18(2)	465,000	460,350
Mediacom LLC/ Mediacom Capital Corp., 9.500%, due 01/15/13	1,240,000	1,168,700
Mirant Americas Generation LLC, 8.300%, due 05/01/11	200,000	206,500
9.125%, due 05/01/31	500,000	466,250
Mirant North America LLC, 7.375%, due 12/31/13	463,000	458,949
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	1,775,000	1,517,625
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	425,000	364,438
Series B, 9.750%, due 04/01/10	750,000	750,000
Newfield Exploration Co., 7.125%, due 05/15/18	2,887,000	2,735,432

	Face Amount	Value
US corporate bonds—(continued)
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	$675,000	$587,250
Nexstar Finance Holdings LLC/ Nexstar Finance Holdings, Inc., 11.375%, due 04/01/13(1)	319,590	306,807
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	1,350,000	1,120,500
NGPL PipeCo. LLC, 7.119%, due 12/15/17(2)	300,000	306,618
NRG Energy, Inc., 7.375%, due 02/01/16	400,000	376,500
7.375%, due 01/15/17	1,650,000	1,559,250
Nustar Logistics, 7.650%, due 04/15/18	2,150,000	2,174,568
Owens-Illinois, Inc., 7.500%, due 05/15/10	700,000	712,250
Pantry, Inc., 7.750%, due 02/15/14	975,000	731,250
Plains Exploration & Production Co., 7.625%, due 06/01/18	563,000	563,000
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	653,000	700,343
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	750,000	742,500
Qwest Communications International, Inc., 7.250%, due 02/15/11	1,050,000	1,014,562
Qwest Corp., 8.875%, due 03/15/12	350,000	357,000
R.H. Donnelley Corp., Series A-3, 8.875%, due 01/15/16	1,000,000	600,000
Realogy Corp., 10.500%, due 04/15/14	400,000	278,000
12.375%, due 04/15/15	250,000	122,500
Reliant Energy, Inc., 6.750%, due 12/15/14	2,165,000	2,208,300
River Rock Entertainment Authority, 9.750%, due 11/01/11	650,000	650,000
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	682,500
Sanmina-SCI Corp., 5.526%, due 06/15/14(2),(3)	975,000	901,875
8.125%, due 03/01/16	750,000	675,000
Sheridan Group, Inc., 10.250%, due 08/15/11	975,000	897,000
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	2,530,000	2,024,000
Southwestern Energy Co., 7.500%, due 02/01/18(2)	200,000	205,782
SPX Corp., 7.625%, due 12/15/14(2)	500,000	507,500
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15(2)	3,275,000	3,209,500

UBS High Yield Fund—Portfolio of investments

June 30, 2008

	Face Amount	Value
Bonds—(concluded)
US bonds—(concluded)
US corporate bonds—(concluded)
Tropicana Entertainment LLC/ Tropicana Finance Corp 9.625%, due 12/15/14(4)	$300,000	$142,500
Tube City IMS Corp., 9.750%, due 02/01/15	1,625,000	1,499,062
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	600,000	582,000
Unisys Corp., 8.000%, due 10/15/12	2,025,000	1,741,500
United Rentals North America, Inc., 6.500%, due 02/15/12	1,470,000	1,323,000
7.750%, due 11/15/13	1,975,000	1,580,000
UnitedHealth Group, Inc., 6.000%, due 02/15/18	560,000	541,706
Universal Hospital Services, Inc., 6.303%, due 06/01/15(3)	130,000	121,550
8.500%, due 06/01/15(5)	130,000	130,000
Univision Communications, Inc., 7.850%, due 07/15/11	249,000	232,815
9.750%, due 03/15/15(2),(5)	800,000	588,000
US Concrete, Inc., 8.375%, due 04/01/14	2,650,000	2,351,875
Verso Paper Holdings LLC and Verso Paper, Inc., Series B, 9.125%, due 08/01/14	300,000	293,250
Vertis, Inc., Series B, 10.875%, due 06/15/09(4)	550,000	206,250
Washington Mutual Bank, 2.738%, due 08/25/08(3)	350,000	343,403
4.500%, due 08/25/08	675,000	659,508
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(2),(3),(6)	2,700,000	2,126,250
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,150,000	1,141,375
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	500,000	525,000
Windstream Corp., 8.625%, due 08/01/16	425,000	423,938
Xerox Capital Trust I, 8.000%, due 02/01/27	1,400,000	1,366,485
Total US corporate bonds (cost $128,812,993)		119,194,879
US government obligations—10.17%
US Treasury Note, 4.625%, due 02/15/17 (cost $15,515,591)	14,500,000	15,265,774
Total US bonds (cost $144,328,584)		134,460,653

	Face Amount	Value
International bonds—5.24%
International corporate bonds—5.24%
Bermuda—0.21%
Petroplus Finance Ltd., 6.750%, due 05/01/14(2)	$175,000	$158,375
7.000%, due 05/01/17(2)	175,000	154,438
		312,813
Canada—3.34%
Abitibi-Consolidated Co. of Canada, 15.500%, due 07/15/10(2)	1,165,000	914,525
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	600,000	354,000
Bowater Canada Finance Corp., 7.950%, due 11/15/11	1,300,000	903,500
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	650,000
Quebecor World Capital Corp., 4.875%, due 11/15/08(4)	1,425,000	520,125
8.750%, due 03/15/16(2),(4)	1,150,000	552,000
Stone Container Finance, 7.375%, due 07/15/14	1,400,000	1,120,000
		5,014,150
Luxembourg—0.65%
FMC Finance III SA, 6.875%, due 07/15/17	1,000,000	982,500
Netherlands—1.04%
Clondalkin Acquisition BV,
4.776%, due 12/15/13(2),(3)	780,000	674,700
Ford Capital BV, 9.500%, due 06/01/10	250,000	203,750
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	675,000	405,000
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	276,000
		1,559,450
Total international bonds (cost $10,979,519)		7,868,913
Total bonds (cost $155,308,103)		142,329,566
	Shares
Equities—0.03%
US Equities—0.03%
Aerospace & defense—0.00%
Sabreliner Corp.*(8)	8,400	0
Containers & packaging—0.00%
Pliant Corp.*(7)	1	0
Hotels, restaurants & leisure—0.00%
American Restaurant Group, Inc.*(8)	972	0

UBS High Yield Fund—Portfolio of investments

June 30, 2008

	Shares	Value
Equities—(concluded)
US Equities—(concluded)
Media—0.03%
Knology, Inc.*	3,926	$43,147
Total US equities (cost $153,000)		43,147
	Number of warrants
Warrant—0.00%
Dayton Superior Corp., strike @ $0.01, expires 06/15/09*(2),(7),(8) (cost $0)	225	0

	Shares	Value
Short-term investment—2.65%
Other—2.65%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(9),(10) (cost $3,979,048)	3,979,048	$3,979,048
Total investments—97.53% (cost $159,440,151)		146,351,761
Cash and other assets, less liabilities—2.47%		3,701,290
Net assets—100.00%		$150,053,051

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $159,443,951; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$468,411
Gross unrealized depreciation	(13,560,601)
Net unrealized depreciation	$(13,092,190)

*  Non-income producing security.

(1)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $24,176,456 or 16.11% of net assets.

(3)  Floating rate security—The interest rate shown is the current rate as of June 30, 2008.

(4)  Security is in default.

(5)  PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(6)  Perpetual bond security. The maturity date reflects the next call date.

(7)  Security is illiquid. At June 30, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(8)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(9)  Investment in affiliated mutual fund.

(10)  The rate shown reflects the yield at June 30, 2008.

GMAC  General Motors Acceptance Corp.

Restricted securities

Securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/17/00	$—	0.00%	$—	0.00%

See accompanying notes to financial statements.

UBS U.S. Bond Fund

Portfolio performance

For the 12 months ended June 30, 2008, Class A shares of UBS U.S. Bond Fund (the "Fund") declined 8.03% (Class A shares declined 12.15% after the deduction of the maximum sales charge), while Class Y shares declined 7.78%. The Fund's benchmark, the Lehman Brothers US Aggregate Index (the "Index"), returned 7.12% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 165; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund's underperformance was primarily due to security selection and holdings of non-index, non-agency securitized assets—particularly among mortgage-related securities.

A word about the Fund's performance

As performance shows, the fiscal year presented certain challenges that were difficult for the Fund to navigate. While we continue to have strong conviction in our investment philosophy and core investment process, we have reflected carefully on the lessons we've learned from the year's experience. As a result, we have taken steps in an effort to better position the Fund to face the current unique challenges in the investing landscape, and more easily adapt to those that may present themselves in the future. With these changes, we firmly believe the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward investors over time.

These steps include:

•  Acquiring investment professionals that we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today's marketplace.

•  Adding increased depth to our analyst teams, including making sweeping changes to our securitized debt team that entailed replacing analysts and doubling headcount to create a strong analytical platform.

•  Placing added emphasis on top-down macro analysis. As a result of lessons learned over the past year, we have incorporated into our investment process a greater emphasis on top-down macro analysis, with the goal of better understanding secular forces that could have an impact on our bond portfolios.

Portfolio performance summary(1)

What worked

•  Active duration(2) and yield curve positioning had a positive effect on performance during the fiscal year.

•  At the beginning of the fiscal year, we positioned the Fund defensively, maintaining a duration that was shorter than the benchmark. Later in the period, we slightly increased duration as interest rates moved higher and closer to our estimate of fair value. (A portfolio's duration can be used to infer how the value of a portfolio would change in response to changes in interest rates.)

(1)  For a detailed commentary on the market environment in general during the reporting period, see page 2.

(2)  Active duration positioning reflects a portfolio manager's views on the shape of the yield curve via overweights or underweights to certain yield curve sectors relative to the benchmark.

UBS U.S. Bond Fund

•  In terms of yield curve positioning, we maintained a steepening bias in the portfolio which generated positive results as the difference between short- and long-term interest rates increased.

•  The Funds out-of-Index exposure to inflation-linked bonds enhanced its performance. Against a backdrop characterized by higher inflation concerns and rising commodity prices, a modest allocation to US Treasury inflation protected securities (TIPS)—which help to protect against inflation—was beneficial to the Fund's performance during the reporting period.

What didn't work

•  Security selection within the mortgage-backed sector detracted from relative performance. During the period, the portfolio held out-of-Index, non-agency mortgage-backed securities (MBS)(3). These securities performed poorly and underperformed agency mortgages given the downturn in the US housing market.

We continue to maintain a position in select MBS that we believe represent opportunities for investors with longer term horizons. At the same time, we have taken steps to prudently reduce overall exposure to non-agency, non-index mortgage assets.

•  Security selection and sector allocation in asset-backed securities (ABS) detracted from performance as defaults in the residential mortgage-backed market segment continued to grow. In particular, the Fund's exposure to asset-backed securities (ABS) backed by home equity loans performed poorly given the deterioration in the US housing market and the increase in mortgage defaults.

•  Strong performance from the Fund's commercial mortgage-backed securities (CMBS) holdings was not enough to offset prior losses. Despite volatile market conditions, we continued to find pockets of what we believed to be value in the securitized sectors over the period. In particular, we favored AAA-rated super senior CMBS. While the Fund's CMBS positions generated relatively strong performance, it was not enough to offset losses in other parts of the portfolio.

(3)  These are generally considered liquid and high quality, but are not government guaranteed.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08	Inception(1) to 06/30/08
Before deducting	Class A(2)	-8.03%	0.51%	3.61%	4.21%
maximum sales charge	Class B(3)	-8.72	-0.23	N/A	1.20
	Class C(4)	-8.58	-0.01	N/A	1.36
	Class Y(5)	-7.78	0.77	3.87	4.76
After deducting maximum	Class A(2)	-12.15	-0.42	3.14	3.77
sales charge	Class B(3)	-13.08	-0.57	N/A	1.20
	Class C(4)	-9.23	-0.01	N/A	1.36
Lehman Brothers US Aggregate Index(6)		7.12	3.85	5.68	6.19

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.10% and 0.88%; Class B—1.87% and 1.63%; Class C—1.58% and 1.38%; Class Y—0.79% and 0.63%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Bond Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/06/01 and 11/08/01, respectively. Inception date of Class Y shares and the index is 08/31/95.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers US Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year. Investors should note that indices do not reflect fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Bond Fund Class A and Class Y shares versus the Lehman Brothers US Aggregate Index over the 10 years ended June 30, 2008. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Bond Fund Class A vs. Lehman Brothers US Aggregate Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS U.S. Bond Fund Class Y vs. Lehman Brothers US Aggregate Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Top ten long-term fixed income holdings

(unaudited)(1)

As of June 30, 2008

Percentage of net assets
US Treasury Bonds, 4.750%, due 02/15/37	6.8%
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 04/15/11	2.7
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18	2.3
Federal National Mortgage Association, 6.000%, due 08/22/16	1.7
Federal Home Loan Bank, 4.625%, due 11/19/10	1.7
Federal National Mortgage Association, 5.500%, due 03/15/11	1.6
WaMu Mortgage Pass-Through Certificates, Series 07-HY7, Class 2A2, 5.878%, due 07/25/37	1.4
UK Gilts, 5.250%, due 06/07/12	1.3
Federal Home Loan Bank, 2.375%, due 04/30/10	1.3
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09	1.1
Total	21.9%

(1)  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS U.S. Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2008

Bonds US bonds US corporate bonds
Consumer finance	1.23%
Diversified telecommunication services	0.06
Real estate investment trusts (REITs)	0.09
Road & rail	0.18
Total US corporate bonds	1.56
Asset-backed securities	1.78
Collateralized debt obligation	0.16
Commercial mortgage-backed securities	9.56
Mortgage & agency debt securities	24.90
US government obligations	12.66
Total US bonds	50.62
International bonds International corporate bonds
Commercial banks	0.06
Thrifts & mortgage finance	0.09
Total international corporate bonds	0.15
Foreign government bond	1.34
Total international bonds	1.49
Total bonds	52.11
Investment companies
UBS Corporate Bond Relationship Fund	13.94%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.24
UBS Opportunistic High Yield Relationship Fund	5.02
UBS U.S. Securitized Mortgage Relationship Fund	23.46
Total investment companies	44.66
Short-term investment	3.64
Options purchased	0.02
Investment of cash collateral from securities loaned	0.68
Total investments	101.11
Liabilities, in excess of cash and other assets	(1.11)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—52.11%
US bonds—50.62%
US corporate bonds—1.56%
AvalonBay Communities, Inc., 7.500%, due 08/01/09	$95,000	$96,620
ERAC USA Finance Co., 8.000%, due 01/15/11(1)	200,000	206,551
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1,075,000	1,026,471
GMAC LLC, 6.875%, due 09/15/11	510,000	366,472
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	70,000	71,108
Total US corporate bonds (cost $1,888,091)		1,767,222
Asset-backed securities—1.78%
ACE Securities Corp., Series 06-SL2, Class A, 2.653%, due 01/25/36(2)	304,440	83,345
Conseco Finance, Series 01-D, Class M2, 4.221%, due 11/15/32(2)	465,340	153,562
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(1),(2)	84,433	74,040
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(1),(2)	389,987	109,196
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 2.613%, due 12/25/26(2)	694,942	208,483
GSAMP Trust, Series 06-S1, Class A1, 2.623%, due 11/25/35(2)	209,869	72,231
Series 06-S3, Class A1, 6.085%, due 05/25/36(3)	647,080	148,829
Home Equity Mortgage Trust, Series 06-4, Class A1, 5.671%, due 11/25/36(3)	140,077	43,424
IndyMac Seconds Asset Backed Trust, Series 06-A, Class A, 2.613%, due 06/25/36(2)	180,994	68,338
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(2)	227,035	199,791
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(2)	88,653	41,667

	Face amount	Value
Asset-backed securities—(concluded)
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 2.613%, due 08/25/36(2)	$188,936	$85,021
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(2),(4)	272,993	72,945
Series 06-3, Class A1, 2.663%, due 04/25/36(2)	163,063	62,885
Structured Asset Securities Corp., Series 05-S7, Class A2, 2.783%, due 12/25/35(1),(2)	453,807	372,122
Series 03-AL2, Class A, 3.357%, due 01/25/31(1)	154,378	121,129
Series 06-WF2, Class M7, 3.383%, due 07/25/36(2)	475,000	95,000
Total asset-backed securities (cost $4,460,765)		2,012,008
Collateralized debt obligation—0.16%
Abacus Ltd., Series 06-10A, Class H, 3.983%, due 10/30/45(1),(2),(4) (cost $400,000)	400,000	183,000
Commercial mortgage-backed securities—9.56%
Banc of America Commercial Mortgage, Inc., Series 06-5, Class B, 5.463%, due 09/10/47	375,000	280,800
Series 06-4, Class C, 5.754%, due 07/10/46(2)	375,000	292,130
Series 06-3, Class A4, 5.889%, due 07/10/44(2)	950,000	930,854
Series 02-PB2, Class C, 6.349%, due 06/11/35	945,000	964,937
Bear Stearns Commercial Mortgage Securities Trust, Series 06-PW14, Class B, 5.333%, due 12/11/38(1)	400,000	300,040
Series 07-T28, Class A4, 5.742%, due 09/11/42(2)	950,000	897,911
Series 00-WF2, Class A2, 7.320%, due 10/15/32(2)	200,000	207,479
Citigroup Commercial Mortgage Trust, Series 06-C4, Class A3, 5.915%, due 03/15/49(2)	1,175,000	1,146,144
Credit Suisse Mortgage Capital Certificates, Series 06-C2, Class A3, 5.847%, due 03/15/39(2)	975,000	946,744
Series 06-C3, Class B, 6.021%, due 06/15/38(2)	300,000	237,467

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Commercial mortgage-backed securities—(concluded)
GS Mortgage Securities Corp., II, Series 06-CC1, Class A, 5.499%, due 03/21/46(1),(2)	$488,169	$349,285
Series 98-GLII, Class F, 8.011%, due 04/13/31(1),(2)	589,538	574,234
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(1)	71,310	72,623
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4, 5.429%, due 12/12/43	650,000	615,682
Series 06-LDP8, Class B, 5.520%, due 05/15/45(2)	300,000	226,849
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(2)	1,250,000	1,202,734
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(2)	300,000	229,887
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	114,295	117,613
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(2)	1,188,750	1,221,424
Total commercial mortgage-backed securities (cost $11,538,738)		10,814,837
Mortgage & agency debt securities—24.90%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(2)	324,999	165,064
Banc of America Funding Corp., Series 07-C, Class XB1, 5.727%, due 05/20/36(2)	224,573	84,013
Chase Mortgage Finance Corp., Series 05-A1, Class 2A2, 5.237%, due 12/25/35(2)	737,068	729,287
Credit Suisse Mortgage Capital Certificates, Series 06-2, Class 3A1, 6.500%, due 03/25/36	1,031,883	1,008,317
Federal Home Loan Bank, 2.375%, due 04/30/10(5)	1,440,000	1,420,040
4.625%, due 11/19/10	1,920,000	1,931,639

	Face amount	Value
Mortgage & agency debt securities—(continued)
Federal Home Loan Mortgage Corp., 3.500%, due 05/29/13(5)	$680,000	$660,746
5.250%, due 10/10/12	780,000	785,362
Federal Home Loan Mortgage Corp. Gold Pools, #E01345, 5.500%, due 04/01/18	262,875	266,451
#C63008, 6.000%, due 01/01/32	747,438	760,971
#G01717, 6.500%, due 11/01/29	271,400	282,760
#G01449, 7.000%, due 07/01/32	594,693	628,590
Federal Home Loan Mortgage Corp. REMICs, Series 1595, Class D, 7.000%, due 10/15/13	87,709	91,131
Federal National Mortgage Association, 3.500%, due 04/28/11	800,000	797,774
3.875%, due 07/12/13(5)	675,000	665,917
5.000%, due 10/15/10	775,000	779,483
5.250%, due 08/01/12	405,000	409,870
5.500%, due 03/15/11(5)	1,770,000	1,859,689
6.000%, due 08/22/16	1,935,000	1,941,997
Federal National Mortgage Association Grantor Trust, Series 00-T6, Class A1, 7.500%, due 06/25/30	325,992	345,861
Federal National Mortgage Association Pools, #735661, 5.500%, due 12/01/17	779,703	792,122
#255047, 5.500%, due 01/01/24	965,878	965,251
#357501, 5.500%, due 02/01/24	884,617	883,454
#576764, 5.500%, due 09/01/24	219,220	220,205
#688066, 5.500%, due 03/01/33	436,799	433,378
#688314, 5.500%, due 03/01/33	500,282	496,051
#802481, 5.500%, due 11/01/34	795,596	787,376
#545015, 6.000%, due 06/01/16	992,243	1,020,894
#408267, 6.000%, due 03/01/28	50,260	51,186
#323715, 6.000%, due 05/01/29	51,854	52,809
#522564, 6.000%, due 07/01/29	178,049	181,384

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2008

	Face amount	Value
Bonds—(concluded)
US bonds—(concluded)
Mortgage & agency debt securities—(continued)
#676733, 6.000%, due 01/01/33	$381,336	$387,286
#708631, 6.000%, due 06/01/33	62,693	63,613
#253824, 7.000%, due 03/01/31	12,916	13,712
#619809, 7.000%, due 11/01/31	78,643	83,112
Federal National Mortgage Association Whole Loan, Series 04-W12, Class 1A3, 7.000%, due 07/25/44	372,292	397,156
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	395,633	409,588
Series 95-W3, Class A, 9.000%, due 04/25/25	2,702	3,009
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 2.753%, due 02/25/35(2)	50,428	46,809
Government National Mortgage Association, 5.000%, TBA	850,000	823,438
Government National Mortgage Association Pools, #2687, 6.000%, due 12/20/28	58,605	59,761
#2794, 6.000%, due 08/20/29	201,642	205,524
#780204, 7.000%, due 07/15/25	5,041	5,384
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	550,395	555,899
IndyMac INDX Mortgage Loan Trust, Series 05-AR3, Class B1, 5.768%, due 04/25/35(2)	1,103,138	468,833
MLCC Mortgage Investors, Inc., Series 07-1, Class M1, 6.113%, due 01/25/37(2)	299,861	194,910
Series 07-1, Class M2, 6.113%, due 01/25/37(2)	224,896	101,203
Morgan Stanley Mortgage Loan Trust, Series 04-4, Class 2A, 6.372%, due 09/25/34(2)	409,603	368,387
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.374%, due 12/25/34(2)	808,678	242,604
Residential Funding Mortgage Securitization I, Inc., Series 06-S6, Class M2, 6.000%, due 07/25/36	1,329,377	335,269

	Face amount		Value
Mortgage & agency debt securities—(concluded)
Structured Asset Securities Corp., Series 06-S4, Class A, 2.653%, due 01/25/37(2)		$91,835	$56,048
WaMu Mortgage Pass-Through Certificates, Series 07-HY7, Class 2A2, 5.878%, due 07/25/37(2)		1,696,639	1,637,340
Series 07-HY1, Class 3B2, 5.881%, due 02/25/37(2)		1,099,302	217,981
Total mortgage & agency debt securities (cost $29,349,344)			28,175,938
US government obligations—12.66%
US Treasury Bonds, 4.750%, due 02/15/37(5)		7,485,000	7,729,430
8.125%, due 08/15/19(5)		285,000	380,653
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		2,573,302	2,614,112
2.375%, due 04/15/11(5),(6)		2,867,539	3,038,470
US Treasury Notes, 2.750%, due 02/28/13(5)		265,000	258,706
4.750%, due 08/15/17(5)		290,000	307,219
Total US government obligations (cost $14,240,237)			14,328,590
Total US bonds (cost $61,877,175)			57,281,595
International bonds—1.49%
International corporate bonds—0.15%
United Kingdom—0.15%
Abbey National PLC, 7.950%, due 10/26/29		105,000	106,792
Royal Bank of Scotland Group PLC, ADR, 9.118%, due 03/31/10(7)		70,000	70,536
Total international corporate bonds (cost $210,244)			177,328
Foreign government bond—1.34%
United Kingdom—1.34%
UK Gilts, 5.250%, due 06/07/12 (cost $1,489,917)	GBP	760,000	1,515,244
Total international bonds (cost $1,700,161)			1,692,572
Total bonds (cost $63,577,337)			58,974,168

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2008

	Shares/ Units	Value
Investment companies—44.66%
UBS Corporate Bond Relationship Fund(8)	1,293,529	$15,773,933
UBS Opportunistic Emerging Markets Debt Relationship Fund(8)	213,094	2,535,877
UBS Opportunistic High Yield Relationship Fund(8)	437,154	5,682,700
UBS U.S. Securitized Mortgage Relationship Fund(8)	2,740,563	26,553,316
Total investment companies (cost $57,425,138)		50,545,826
Short-term investment—3.64%
Other—3.64%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(8),(9) (cost $4,115,354)	4,115,354	4,115,354

	Number of contracts	Value
Options purchased—0.02%
Call options—0.02
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*(10)	128	20,153
90-day sterling, strike @GBP 95.00, expires September 2008*(10)	184	0
Total options purchased (cost $165,959)		20,153
	Shares
Investment of cash collateral from securities loaned—0.68%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 2.71%(8),(9) (cost $772,726)	772,726	772,726
Total investments—101.11% (cost $126,056,514)		114,428,227
Liabilities, in excess of cash and other assets — (1.11%)		(1,257,993)
Net assets — 100.00%		$113,170,234

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $132,180,044; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$303,760
Gross unrealized depreciation	(18,055,577)
Net unrealized depreciation	$(17,751,817)

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid,   unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $2,362,220 or 2.09% of net assets.

(2)  Floating rate security—The interest rate shown is the current rate as of June 30, 2008.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.

(4)  Security is illiquid. At June 30, 2008, the value of these securities amounted to $255,945 or 0.23% of net assets.

(5)  Security, or portion thereof, was on loan at June 30, 2008.

(6)  All or a portion of this security is held as collateral for various swap positions.

(7)  Perpetual bond security. The maturity date reflects the next call date.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at June 30, 2008.

(10)  Security, or a portion thereof, was delivered to broker to cover margin requirements for futures contracts.

ADR  American depositary receipts

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

MLCC  Merrill Lynch Credit Corp.

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI").

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2008

Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Abacus Ltd., Series 06-10A, Class H, 3.983%, due 10/30/45	02/23/06	$400,000	0.35%	$183,000	0.16%

Forward foreign currency contracts

UBS U.S. Bond Fund had the open following forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Great Britain Pound	717,330	USD	1,405,000	09/18/08	$(15,205)
United States Dollar	268,923	AUD	285,000	09/18/08	1,482
United States Dollar	302,913	GBP	155,000	09/18/08	3,963
Net unrealized depreciation on forward foreign currency contracts					$(9,760)

Currency type abbreviations:

AUD  Australian Dollar

GBP  Great Britain Pound

USD  United States Dollar

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 48 contracts (USD)	September 2008	$5,348,563	$5,468,250	$119,687
5 Year US Treasury Notes, 18 contracts (USD)	September 2008	1,959,357	1,989,984	30,627
US treasury futures sell contracts:
2 Year US Treasury Notes, 78 contracts (USD)	September 2008	(16,432,283)	(16,473,844)	(41,561)
5 Year US Treasury Notes (CBT), 98 contracts (USD)	September 2008	(10,649,903)	(10,834,359)	(184,456)
Interest rate futures buy contracts:
90 Day Euro-Dollar, 455 contracts (USD)	June 2009	109,573,936	109,734,625	160,689
Net unrealized appreciation on futures contracts				$84,986

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $641,764.

Currency type abbreviation:

USD  United States Dollar

The UBS Funds

June 30, 2008 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2008 to June 30, 2008.

The UBS Funds

June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08 - 06/30/08	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$974.30	$5.99	1.22%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.12	1.22%
Class B Actual	1,000.00	970.90	9.80	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00%
Class C Actual	1,000.00	971.80	9.71	1.98%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	9.92	1.98%
Class Y Actual	1,000.00	976.40	4.57	0.93%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93%
UBS Global Allocation Fund
Class A Actual	1,000.00	914.30	5.24	1.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10%
Class B Actual	1,000.00	910.80	9.07	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.57	1.91%
Class C Actual	1,000.00	910.40	9.02	1.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.52	1.90%
Class Y Actual	1,000.00	915.60	3.95	0.83%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.17	0.83%
UBS Global Frontier Fund
Class A Actual	1,000.00	876.70	6.53	1.40%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.02	1.40%
Class C Actual	1,000.00	873.60	10.02	2.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.17	10.77	2.15%
Class Y Actual	1,000.00	877.90	5.37	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15%
UBS Global Equity Fund
Class A Actual	1,000.00	899.70	5.90	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25%
Class B Actual	1,000.00	896.90	9.43	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00%
Class C Actual	1,000.00	891.40	9.41	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00%
Class Y Actual	1,000.00	901.00	4.73	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00%

The UBS Funds

June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08 - 06/30/08	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000.00	$866.20	$5.80	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25%
Class B Actual	1,000.00	862.60	9.26	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00%
Class C Actual	1,000.00	862.90	9.26	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00%
Class Y Actual	1,000.00	867.20	4.64	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00%
UBS U.S. Equity Alpha Fund
Class A Actual	1,000.00	865.60	9.23	1.99%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	9.97	1.99%
Class C Actual	1,000.00	862.80	12.69	2.74%
Hypothetical (5% annual return before expenses)	1,000.00	1,011.24	13.70	2.74%
Class Y Actual	1,000.00	867.30	8.12	1.75%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.16	8.77	1.75%
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000.00	879.00	5.61	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20%
Class B Actual	1,000.00	876.10	9.00	1.93%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.67	1.93%
Class C Actual	1,000.00	876.20	9.05	1.94%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	9.72	1.94%
Class Y Actual	1,000.00	880.80	4.21	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.52	0.90%
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000.00	964.60	5.13	1.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.27	1.05%
Class B Actual	1,000.00	960.30	8.82	1.81%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.86	9.07	1.81%
Class C Actual	1,000.00	960.30	8.77	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.91	9.02	1.80%
Class Y Actual	1,000.00	964.60	3.91	0.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.89	4.02	0.80%

The UBS Funds

June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08 - 06/30/08	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000.00	$859.20	$5.08	1.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10%
Class B Actual	1,000.00	856.10	8.54	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.66	9.27	1.85%
Class C Actual	1,000.00	856.80	8.54	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.66	9.27	1.85%
Class Y Actual	1,000.00	860.60	3.93	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.27	0.85%
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	927.10	6.96	1.45%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45%
Class C Actual	1,000.00	923.50	10.58	2.21%
Hypothetical (5% annual return before expenses)	1,000.00	1,013.87	11.07	2.21%
Class Y Actual	1,000.00	929.20	5.77	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20%
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000.00	938.60	6.17	1.28%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.42	1.28%
Class B Actual	1,000.00	934.70	9.72	2.02%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.82	10.12	2.02%
Class C Actual	1,000.00	934.60	9.76	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.77	10.17	2.03%
Class Y Actual	1,000.00	939.80	4.97	1.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.17	1.03%
UBS Absolute Return Bond Fund
Class A Actual	1,000.00	881.00	4.77	1.02%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.12	1.02%
Class C Actual	1,000.00	880.60	6.17	1.32%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.62	1.32%
Class Y Actual	1,000.00	881.40	3.56	0.76%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.82	0.76%

The UBS Funds

June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08 - 06/30/08	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000.00	$986.70	$5.68	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15%
Class B Actual	1,000.00	984.10	9.37	1.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.52	1.90%
Class C Actual	1,000.00	985.30	8.14	1.65%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.27	1.65%
Class Y Actual	1,000.00	989.10	4.45	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.52	0.90%
UBS High Yield Fund
Class A Actual	1,000.00	983.60	5.92	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20%
Class B Actual	1,000.00	979.90	9.60	1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.77	1.95%
Class C Actual	1,000.00	981.10	8.37	1.70%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.52	1.70%
Class Y Actual	1,000.00	984.90	4.69	0.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95%
UBS U.S. Bond Fund
Class A Actual	1,000.00	917.20	4.05	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.27	0.85%
Class B Actual	1,000.00	913.80	7.61	1.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	8.02	1.60%
Class C Actual	1,000.00	914.70	6.43	1.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.77	1.35%
Class Y Actual	1,000.00	919.20	2.86	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.02	0.60%

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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The UBS Funds—Financial statements

Statements of assets and liabilities

June 30, 2008

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund	UBS Global Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$1,084,705,694	$3,308,405,406	$15,024,807	$277,844,626
Affiliated issuers	745,825,701	901,501,108	107,700,633	13,911,364
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	40,016,466	43,311,941	—	5,017,110
Foreign currency, at cost	42,065,975	10,198,977	44,761	1,989,814
	$1,912,613,836	$4,263,417,432	$122,770,201	$298,762,914
Investments, at value:
Unaffiliated issuers	$960,070,244	$3,084,511,812	$15,125,082	$299,135,455
Affiliated issuers	794,948,486	869,309,522	97,655,059	20,746,668
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	40,016,466	43,311,941	—	5,017,110
Foreign currency, at value	42,342,774	10,219,971	44,946	1,992,536
Cash	—	1,795,010	—	10,336
Receivables:
Investment securities sold	12,679,436	2,126,007	—	5,324,868
Dividends	1,766,574	4,267,134	—	592,924
Interest	2,043,503	8,046,935	210,765	4,835
Fund shares sold	799,062	7,409,777	123,652	89,656
Variation margin	—	2,184,152	12,460	—
Receivable for foreign tax reclaims	704,130	219,264	1,835	312,269
Cash collateral for futures contracts	117,869,228	42,527,929	1,366,997	—
Cash collateral for swap agreements	15,503,427	2,162,000	2,650,000	—
Outstanding swap agreements, at value	45,923,631	—	—	—
Unrealized appreciation on forward foreign currency contracts	15,148,517	3,672,904	71,737	578,531
Other assets	3,763,979	68,035	10,767	42,636
Total assets	2,053,579,457	4,081,832,393	117,273,300	333,847,824
Liabilities:
Payables:
Cash collateral from securities loaned	40,016,466	43,311,941	—	5,017,110
Investment securities purchased	29,084,911	20,114,752	592,084	3,768,819
Investment advisory and fund administration fees(2)	1,354,588	2,574,111	38,577	256,692
Fund shares redeemed	17,149,178	21,622,199	609,586	661,951
Distribution and service fees	560,376	1,471,282	37,984	60,742
Custody and fund accounting fees	170,109	502,466	19,708	47,342
Variation margin	2,286,805	—	—	—
Due to custodian	1,324,644	—	1,101,037	—
Dividends payable for securities sold short	—	—	—	—
Accrued expenses	548,715	928,444	64,368	196,965
Options written, at value(3)	70,125	—	—	—
Securities sold short, at value(4)	—	—	—	—
Outstanding swap agreements, at value	109,684,930	4,820,753	4,112,672	—
Unrealized depreciation on forward foreign currency contracts	19,792,211	36,532,333	847,653	2,216,713
Total liabilities	222,043,058	131,878,281	7,423,669	12,226,334
Net assets	$1,831,536,399	$3,949,954,112	$109,849,631	$321,621,490

(1)  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund as of June 30, 2008 was $38,223,117, $57,789,003, $4,808,794 and $6,981,327, respectively.

(2)  Includes $1,336 of reimbursement for offering costs receivable from Advisor and $154 of reimbursement for offering costs payable to Advisor for UBS Global Frontier Fund and UBS U.S. Equity Alpha Fund, respectively.

(3)  Premiums received by UBS Dynamic Alpha Fund were $131,652.

(4)  Proceeds from securities sold short by UBS U.S. Equity Alpha Fund were $34,926,114.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$116,336,825	$182,919,723	$738,035,459	$87,829,373
Affiliated issuers	5,797,615	—	28,079,902	823,300
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	6,962,760	—	—	—
Foreign currency, at cost	1,210,353	—	—	—
	$130,307,553	$182,919,723	$766,115,361	$88,652,673
Investments, at value:
Unaffiliated issuers	$138,378,190	$157,507,245	$714,758,250	$94,062,517
Affiliated issuers	8,941,330	—	28,079,902	823,300
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	6,962,760	—	—	—
Foreign currency, at value	1,215,002	—	—	—
Cash	—	—	66,798	—
Receivables:
Investment securities sold	4,532,453	1,218,889	897,397	1,147,791
Dividends	445,751	230,735	853,403	46,193
Interest	—	2,780	20,517	1,468
Fund shares sold	118,652	91,310	660,797	120,882
Variation margin	—	—	15,950	—
Receivable for foreign tax reclaims	140,767	—	—	3,110
Cash collateral for futures contracts	—	—	980,210	—
Cash collateral for swap agreements	—	—	—	—
Outstanding swap agreements, at value	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	534,171	—	—	—
Other assets	2,585	2,704	12,467	1,062
Total assets	161,271,661	159,053,663	746,345,691	96,206,323
Liabilities:
Payables:
Cash collateral from securities loaned	6,962,760	—	—	—
Investment securities purchased	3,341,266	—	—	1,491,704
Investment advisory and fund administration fees(2)	105,247	180,023	486,652	5,152
Fund shares redeemed	259,435	484,159	2,174,978	172,076
Distribution and service fees	5,784	43,470	26,633	6,495
Custody and fund accounting fees	31,161	20,082	94,608	13,565
Variation margin	—	—	—	—
Due to custodian	283,461	65,544	—	—
Dividends payable for securities sold short	—	38,814	—	—
Accrued expenses	106,763	86,407	184,840	82,156
Options written, at value(3)	—	—	—	—
Securities sold short, at value(4)	—	32,846,636	—	—
Outstanding swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,306,526	—	—	—
Total liabilities	12,402,403	33,765,135	2,967,711	1,771,148
Net assets	$148,869,258	$125,288,528	$743,377,980	$94,435,175

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

June 30, 2008

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$98,689,377	$5,733,809	$330,274,903	$177,194,488
Affiliated issuers	614,765	25,013	11,454,537	57,092,949
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	76,445,189	—
Foreign currency, at cost	—	—	—	25,191,000
	$99,304,142	$5,758,822	$418,174,629	$259,478,437
Investments, at value:
Unaffiliated issuers	$94,101,407	$5,812,254	$362,398,064	$161,776,441
Affiliated issuers	614,765	25,013	11,454,537	53,172,908
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	76,445,189	—
Foreign currency, at value	—	—	—	25,545,016
Cash	279	61,307	87,908	—
Receivables:
Investment securities sold	619,297	351,078	1,670,357	244,235
Due from broker	—	—	—	—
Dividends	151,695	1,209	64,069	—
Interest	1,549	150	19,881	3,372,398
Fund shares sold	4,600	—	328,487	115,918
Variation margin	—	—	—	140,805
Receivable for foreign tax reclaims	—	—	—	25,285
Cash collateral for futures contracts	—	—	—	5,198,640
Cash collateral for swap agreements	—	—	—	830,000
Outstanding swap agreements, at value(2)	—	—	—	3,580,466
Unrealized appreciation on forward foreign currency contracts	—	—	—	794,385
Other assets	1,599	109,427	5,670	5,168
Total assets	95,495,191	6,360,438	452,474,162	254,801,665
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	76,445,189	—
Investment securities purchased	—	369,336	2,658,155	—
Investment advisory and fund administration fees	44,258	3,993	293,016	134,524
Fund shares redeemed	353,850	—	719,903	1,341,352
Distribution and service fees	28,178	652	25,872	12,033
Custody and fund accounting fees	15,294	13,335	41,727	35,366
Due to custodian	—	—	—	762,064
Accrued expenses	105,278	59,991	162,977	142,311
Outstanding swap agreements, at value(2)	—	—	—	1,297,525
Unrealized depreciation on forward foreign currency contracts	—	—	—	2,899,729
Total liabilities	546,858	447,307	80,346,839	6,624,904
Net assets	$94,948,333	$5,913,131	$372,127,323	$248,176,761

(1)  The market value of securities loaned by UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund as of June 30, 2008 was $74,455,080 and $2,466,877, respectively.

(2)  Upfront payments made by UBS Absolute Return Bond Fund were $2,226,497.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$61,749,446	$155,461,103	$63,743,296
Affiliated issuers	7,324,092	3,979,048	61,540,492
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	772,726
Foreign currency, at cost	571,372	—	786,294
	$69,644,910	$159,440,151	$126,842,808
Investments, at value:
Unaffiliated issuers	$58,541,172	$142,372,713	$58,994,321
Affiliated issuers	6,659,865	3,979,048	54,661,180
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	772,726
Foreign currency, at value	578,956	—	795,961
Cash	—	42,884	—
Receivables:
Investment securities sold	839,562	—	—
Due from broker	1,177	—	—
Dividends	—	—	—
Interest	842,673	2,927,155	543,558
Fund shares sold	14,173	104,367	67,436
Variation margin	—	—	9,344
Receivable for foreign tax reclaims	—	—	—
Cash collateral for futures contracts	—	—	641,764
Cash collateral for swap agreements	—	—	1,680,000
Outstanding swap agreements, at value(2)	326,639	1,039,323	1,461,426
Unrealized appreciation on forward foreign currency contracts	311,995	—	5,445
Other assets	1,584	1,679	47,129
Total assets	68,117,796	150,467,169	119,680,290
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	772,726
Investment securities purchased	—	—	815,174
Investment advisory and fund administration fees	26,646	82,874	39,268
Fund shares redeemed	571,912	138,140	995,769
Distribution and service fees	3,719	15,483	2,979
Custody and fund accounting fees	16,634	16,137	18,668
Due to custodian	13	—	185,817
Accrued expenses	86,338	109,281	86,941
Outstanding swap agreements, at value(2)	52,203	52,203	3,577,509
Unrealized depreciation on forward foreign currency contracts	770,565	—	15,205
Total liabilities	1,528,030	414,118	6,510,056
Net assets	$66,589,766	$150,053,051	$113,170,234

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

Net asset value, offering price and redemption proceeds per share:

June 30, 2008

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(2)	UBS Global Equity Fund
Net assets consist of:
Beneficial interest	$1,574,880,460	$3,865,917,446	$119,059,597	$929,149,107
Accumulated undistributed net investment income	44,981,549	152,663,977	7,816,545	13,823,933
Accumulated undistributed net realized gain (loss)	320,202,574	232,902,994	(1,907,338)	(647,894,480)
Net unrealized appreciation (depreciation)	(108,528,184)	(301,530,305)	(15,119,173)	26,542,930
Net assets	$1,831,536,399	$3,949,954,112	$109,849,631	$321,621,490
Class A:
Net assets	$1,178,341,968	$2,396,936,984	$79,572,449	$117,600,597
Shares outstanding	119,091,020	190,408,184	9,093,155	8,685,913
Net asset value per share and redemption proceeds per share	$9.89	$12.59	$8.75	$13.54
Offering price per share (NAV per share plus maximum sales charge)(1)	$10.47	$13.32	$9.26	$14.33
Class B:
Net assets	$14,905,289	$90,257,907	N/A	$3,813,527
Shares outstanding	1,539,889	7,311,212	N/A	290,518
Net asset value per share and offering price per share	$9.68	$12.35	N/A	$13.13
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.22	$11.76	N/A	$12.50
Class C:
Net assets	$317,449,678	$985,156,110	$22,882,112	$35,899,879
Shares outstanding	32,796,540	80,168,302	2,626,853	2,751,363
Net asset value per share and offering price per share	$9.68	$12.29	$8.71	$13.05
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.59	$12.17	$8.63	$12.92
Class Y:
Net assets	$320,839,464	$477,603,111	$7,395,070	$164,307,487
Shares outstanding	32,207,852	37,317,813	843,244	11,868,724
Net asset value per share, offering price per share and redemption proceeds per share	$9.96	$12.80	$8.77	$13.84

(1)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50% . Class Y has no contingent deferred sales charges.

(2)  UBS Global Frontier Fund and UBS U.S. Equity Alpha Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(2)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Net assets consist of:
Beneficial interest	$112,306,014	$153,501,983	$761,286,886	$88,794,460
Accumulated undistributed net investment income	4,117,915	350,343	5,083,421	0
Accumulated undistributed net realized gain (loss)	7,989,037	(5,230,798)	841,885	(592,429)
Net unrealized appreciation (depreciation)	24,456,292	(23,333,000)	(23,834,212)	6,233,144
Net assets	$148,869,258	$125,288,528	$743,377,980	$94,435,175
Class A:
Net assets	$17,023,496	$93,344,495	$90,558,079	$13,994,143
Shares outstanding	1,707,668	10,586,429	5,444,172	1,254,052
Net asset value per share and redemption proceeds per share	$9.97	$8.82	$16.63	$11.16
Offering price per share (NAV per share plus maximum sales charge)(1)	$10.55	$9.33	$17.60	$11.81
Class B:
Net assets	$323,758	N/A	$634,735	$1,276,115
Shares outstanding	33,074	N/A	39,182	119,993
Net asset value per share and offering price per share	$9.79	N/A	$16.20	$10.63
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.32	N/A	$15.43	$10.13
Class C:
Net assets	$1,948,521	$22,823,184	$6,381,795	$2,990,087
Shares outstanding	201,095	2,612,814	393,699	280,921
Net asset value per share and offering price per share	$9.69	$8.74	$16.21	$10.64
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.59	$8.65	$16.05	$10.54
Class Y:
Net assets	$129,573,483	$9,120,849	$645,803,371	$76,174,830
Shares outstanding	12,887,783	1,033,868	38,336,988	6,650,499
Net asset value per share, offering price per share and redemption proceeds per share	$10.05	$8.82	$16.85	$11.45

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

Net asset value, offering price and redemption proceeds per share:

June 30, 2008

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(2)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(2)
Net assets consist of:
Beneficial interest	$90,444,689	$5,852,129	$340,255,704	$339,704,343
Accumulated undistributed (distributions in excess of) net investment income	628,697	0	0	2,401,520
Accumulated undistributed net realized gain (loss)	8,462,917	(17,443)	(251,542)	(72,460,309)
Net unrealized appreciation (depreciation)	(4,587,970)	78,445	32,123,161	(21,468,793)
Net assets	$94,948,333	$5,913,131	$372,127,323	$248,176,761
Class A:
Net assets	$78,988,881	$579,000	$92,758,594	$50,761,165
Shares outstanding	9,378,563	57,587	6,970,772	6,500,354
Net asset value per share and redemption proceeds per share	$8.42	$10.05	$13.31	$7.81
Offering price per share (NAV per share plus maximum sales charge)(1)	$8.91	$10.63	$14.08	$8.01
Class B:
Net assets	$470,537	N/A	$660,898	N/A
Shares outstanding	56,479	N/A	52,477	N/A
Net asset value per share and offering price per share	$8.33	N/A	$12.59	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$7.93	N/A	$11.99	N/A
Class C:
Net assets	$9,795,297	$142,266	$6,041,518	$9,970,874
Shares outstanding	1,186,574	14,364	480,480	1,277,204
Net asset value per share and offering price per share	$8.26	$9.90	$12.57	$7.81
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$8.18	$9.80	$12.44	$7.77
Class Y:
Net assets	$5,693,618	$5,191,865	$272,666,313	$187,444,722
Shares outstanding	672,843	514,069	19,846,137	24,011,991
Net asset value per share, offering price per share and redemption proceeds per share	$8.46	$10.10	$13.74	$7.81

(1)  For Class A, the maximum sales charge is 5.50%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 0.75%, and UBS Absolute Return Bond Fund which is 0.50% . Class Y has no contingent deferred sales charges.

(2)  UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$67,373,695	$287,592,215	$128,252,153
Accumulated undistributed (distributions in excess of) net investment income	7,255,849	(226,257)	1,326,222
Accumulated undistributed net realized gain (loss)	(4,001,937)	(125,211,637)	(2,748,270)
Net unrealized appreciation (depreciation)	(4,037,841)	(12,101,270)	(13,659,871)
Net assets	$66,589,766	$150,053,051	$113,170,234
Class A:
Net assets	$12,122,881	$40,582,300	$9,330,090
Shares outstanding	1,321,725	6,552,752	1,021,388
Net asset value per share and redemption proceeds per share	$9.17	$6.19	$9.13
Offering price per share (NAV per share plus maximum sales charge)(1)	$9.60	$6.48	$9.56
Class B:
Net assets	$130,748	$1,479,985	$250,176
Shares outstanding	14,219	238,852	27,370
Net asset value per share and offering price per share	$9.20	$6.20	$9.14
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$8.76	$5.90	$8.70
Class C:
Net assets	$1,716,438	$8,452,833	$1,116,944
Shares outstanding	187,680	1,364,866	122,509
Net asset value per share and offering price per share	$9.15	$6.19	$9.12
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.08	$6.14	$9.05
Class Y:
Net assets	$52,619,699	$99,537,933	$102,473,024
Shares outstanding	5,141,001	15,980,862	11,225,731
Net asset value per share, offering price per share and redemption proceeds per share	$10.24	$6.23	$9.13

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the year ended June 30, 2008

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(1)	UBS Global Equity Fund
Investment income:
Dividends	$27,841,179	$66,297,926	$29,038	$8,523,697
Interest and other	9,338,009	45,016,780	658,348	18,660
Affiliated interest	4,340,394	1,218,967	264,739	79,030
Securities lending-net	861,329	1,212,815	—	79,682
Foreign tax withheld	(2,324,370)	(3,047,108)	(3,724)	(414,298)
Total income	40,056,541	110,699,380	948,401	8,286,771
Expenses:
Advisory and administration	21,517,317	36,392,917	1,103,962	3,036,563
Service and distribution:
Class A	4,212,633	7,354,568	197,073	363,860
Class B	209,287	1,181,812	—	53,622
Class C	4,489,064	12,013,140	209,535	446,658
Transfer agency:
Class A	921,884	1,186,255	25,000	208,085
Class B	19,527	108,108	—	7,002
Class C	303,537	806,053	18,132	82,558
Class Y	61,845	180,556	259	66,049
Custodian and fund accounting	538,340	1,438,726	42,240	127,216
Federal and state registration	60,579	77,837	46,826	42,804
Professional services	126,721	113,183	76,857	100,771
Shareholder reports	516,895	647,671	16,956	98,616
Trustees	32,548	60,150	8,408	9,298
Offering costs	—	—	112,346	—
Dividend expense for securities sold short	—	—	—	—
Other	167,177	282,092	6,485	37,710
Total operating expenses	33,177,354	61,843,068	1,864,079	4,680,812
Fee waivers and/or expense reimbursements by Advisor	—	—	(218,192)	(140,320)
Net operating expenses	33,177,354	61,843,068	1,645,887	4,540,492
Interest expense	1,432	53,386	—	—
Net expenses	33,178,786	61,896,454	1,645,887	4,540,492
Net investment income (loss)	6,877,755	48,802,926	(697,486)	3,746,279
Net realized gain (loss) on:
Investments in unaffiliated issuers	20,219,587	183,041,628	750,232	25,515,024
Investments in affiliated issuers	327,755,430	142,412,539	(2,104,368)	1,877,096
Futures contracts	264,764,603	(2,657,037)	262,776	—
Options written	14,493,380	—	—	—
Securities sold short	—	—	—	—
Swap agreements	39,757,375	9,860,796	(2,167,961)	—
Forward foreign currency transactions	(116,821,410)	135,985,391	2,796,037	7,466,531
Net realized gain (loss)	550,168,965	468,643,317	(463,284)	34,858,651
Change in net unrealized appreciation (depreciation) on:
Investments	(658,916,445)	(902,187,620)	(9,945,299)	(86,270,769)
Futures contracts	46,950,577	(9,386,407)	(290,877)	—
Options written	(185,123)	—	—	—
Securities sold short	—	—	—	—
Swap agreements	(81,816,871)	(5,304,284)	(4,112,672)	—
Forward foreign currency contracts	27,490,104	(6,010,446)	(775,916)	482,780
Translation of other assets and liabilities denominated in foreign currency	2,063,686	617,738	5,591	40,258
Change in net unrealized appreciation (depreciation)	(664,414,072)	(922,271,019)	(15,119,173)	(85,747,731)
Net realized and unrealized gain (loss)	(114,245,107)	(453,627,702)	(15,582,457)	(50,889,080)
Net increase (decrease) in net assets resulting from operations	$(107,367,352)	$(404,824,776)	$(16,279,943)	$(47,142,801)

(1)  For the period July 26, 2007 (commencement of operations) to June 30, 2008.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment income:
Dividends	$5,529,592	$4,663,795	$17,269,687	$686,248
Interest and other	24,493	937	36,659	—
Affiliated interest	53,489	56,038	970,878	46,015
Securities lending-net	141,222	—	—	—
Foreign tax withheld	(551,635)	—	—	—
Total income	5,197,161	4,720,770	18,277,224	732,263
Expenses:
Advisory and administration	1,640,443	2,114,049	6,890,598	666,178
Service and distribution:
Class A	58,236	389,419	348,984	27,410
Class B	4,322	—	8,030	10,058
Class C	24,772	350,752	88,448	20,266
Transfer agency:
Class A	10,792	55,961	132,145	7,076
Class B	985	—	864	988
Class C	2,570	32,418	10,328	1,839
Class Y	157,202	149	368,076	130,871
Custodian and fund accounting	85,740	69,879	285,589	46,785
Federal and state registration	44,712	48,494	58,204	43,391
Professional services	95,882	83,300	85,826	80,974
Shareholder reports	23,565	42,213	81,101	31,899
Trustees	7,251	7,321	15,711	6,497
Offering costs	—	16,321	—	—
Dividend expense for securities sold short	—	665,490	—	—
Other	26,459	10,206	56,398	10,382
Total operating expenses	2,182,931	3,885,972	8,430,302	1,084,614
Fee waivers and/or expense reimbursements by Advisor	(222,215)	(26,868)	—	(338,489)
Net operating expenses	1,960,716	3,859,104	8,430,302	746,125
Interest expense	2,931	184,601	16,386	—
Net expenses	1,963,647	4,043,705	8,446,688	746,125
Net investment income (loss)	3,233,514	677,065	9,830,536	(13,862)
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,414,430	(4,904,362)	22,641,497	891,947
Investments in affiliated issuers	666,090	—	—	—
Futures contracts	—	—	(520,792)	—
Options written	—	—	—	—
Securities sold short	—	4,917,273	—	—
Swap agreements	—	—	—	—
Forward foreign currency transactions	2,200,269	—	—	—
Net realized gain (loss)	13,280,789	12,911	22,120,705	891,947
Change in net unrealized appreciation (depreciation) on:
Investments	(41,527,216)	(42,978,270)	(190,486,195)	2,571,813
Futures contracts	—	—	(513,187)	—
Options written	—	—	—	—
Securities sold short	—	4,186,480	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	250,902	—	—	—
Translation of other assets and liabilities denominated in foreign currency	2,469	—	—	—
Change in net unrealized appreciation (depreciation)	(41,273,845)	(38,791,790)	(190,999,382)	2,571,813
Net realized and unrealized gain (loss)	(27,993,056)	(38,778,879)	(168,878,677)	3,463,760
Net increase (decrease) in net assets resulting from operations	$(24,759,542)	$(38,101,814)	$(159,048,141)	$3,449,898

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations (cont'd)

For the year ended June 30, 2008

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Investment income:
Dividends	$2,861,401	$21,015	$1,076,585	$149,680
Interest and other	—	—	5,308	17,703,660
Affiliated interest	58,428	2,960	355,106	557,197
Securities lending-net	—	—	547,399	—
Total income	2,919,829	23,975	1,984,398	18,410,537
Expenses:
Advisory and administration	924,900	55,625	3,827,299	2,492,039
Service and distribution:
Class A	245,592	1,194	284,019	223,989
Class B	7,738	—	10,421	—
Class C	128,349	1,270	69,944	113,629
Transfer agency:
Class A	88,404	531	244,969	154,044
Class B	1,564	—	2,338	—
Class C	15,779	343	17,150	18,019
Class Y	11,086	218	308,024	54,025
Custodian and fund accounting	48,467	50,153	126,624	156,333
Federal and state registration	43,695	28,369	46,763	41,658
Professional services	90,896	96,029	85,935	103,980
Shareholder reports	41,906	5,236	63,868	80,772
Trustees	6,562	5,262	9,876	9,253
Other	14,163	7,037	31,800	31,712
Total operating expenses	1,669,101	251,267	5,129,030	3,479,453
Fee waivers and/or expense reimbursements by Advisor	(273,706)	(176,685)	(500,999)	—
Net operating expenses	1,395,395	74,582	4,628,031	3,479,453
Interest expense	—	—	—	31,712
Net expenses	1,395,395	74,582	4,628,031	3,511,165
Net investment income (loss)	1,524,434	(50,607)	(2,643,633)	14,899,372
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,812,998	130,416	24,338,394	(45,125,031)
Investments in affiliated issuers	—	—	—	199,052
Futures contracts	—	—	—	(21,916,079)
Options written	—	—	—	—
Swap agreements	—	—	—	(2,074,926)
Forward foreign currency transactions	—	—	—	793,113
Net realized gain (loss)	13,812,998	130,416	24,338,394	(68,123,871)
Change in net unrealized appreciation (depreciation) on:
Investments	(39,915,124)	(551,189)	(67,818,979)	(18,411,639)
Futures contracts	—	—	—	(1,768,565)
Options written	—	—	—	—
Swap agreements	—	—	—	(502,583)
Forward foreign currency contracts	—	—	—	(1,470,654)
Translation of other assets and liabilities denominated in foreign currency	—	—	—	24,051
Change in net unrealized appreciation (depreciation)	(39,915,124)	(551,189)	(67,818,979)	(22,129,390)
Net realized and unrealized gain (loss)	(26,102,126)	(420,773)	(43,480,585)	(90,253,261)
Net increase (decrease) in net assets resulting from operations	$(24,577,692)	$(471,380)	$(46,124,218)	$(75,353,889)

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$—	$93,933	$—
Interest and other	4,394,199	11,053,285	5,322,815
Affiliated interest	225,789	269,320	394,068
Securities lending-net	—	—	27,795
Total income	4,619,988	11,416,538	5,744,678
Expenses:
Advisory and administration	845,345	851,535	982,183
Service and distribution:
Class A	33,761	102,329	40,026
Class B	1,569	19,108	3,613
Class C	11,889	72,774	10,090
Transfer agency:
Class A	16,652	67,986	10,323
Class B	434	3,636	762
Class C	1,535	15,987	1,476
Class Y	103,697	83,476	101,326
Custodian and fund accounting	61,992	47,407	61,326
Federal and state registration	42,299	41,387	48,132
Professional services	89,848	92,551	87,338
Shareholder reports	26,530	47,028	17,715
Trustees	6,507	6,726	6,967
Other	13,473	13,800	16,999
Total operating expenses	1,255,531	1,465,730	1,388,276
Fee waivers and/or expense reimbursements by Advisor	(159,077)	(72,843)	(310,168)
Net operating expenses	1,096,454	1,392,887	1,078,108
Interest expense	1,682	—	1,712
Net expenses	1,098,136	1,392,887	1,079,820
Net investment income (loss)	3,521,852	10,023,651	4,664,858
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,462,680)	(2,004,769)	(2,430,244)
Investments in affiliated issuers	(1,367,676)	—	(2,762,643)
Futures contracts	(123,267)	—	(1,092,633)
Options written	—	—	(396,518)
Swap agreements	(818,196)	(518,862)	4,715,945
Forward foreign currency transactions	7,902,754	—	19,687
Net realized gain (loss)	4,130,935	(2,523,631)	(1,946,406)
Change in net unrealized appreciation (depreciation) on:
Investments	(4,620,538)	(13,089,684)	(11,819,164)
Futures contracts	—	—	82,945
Options written	—	—	(45,086)
Swap agreements	274,436	987,120	(2,442,124)
Forward foreign currency contracts	154,648	—	(9,760)
Translation of other assets and liabilities denominated in foreign currency	(10,206)	—	9,715
Change in net unrealized appreciation (depreciation)	(4,201,660)	(12,102,564)	(14,223,474)
Net realized and unrealized gain (loss)	(70,725)	(14,626,195)	(16,169,880)
Net increase (decrease) in net assets resulting from operations	$3,451,127	$(4,602,544)	$(11,505,022)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Frontier Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007	Period ended June 30, 2008(1)
Operations:
Net investment income (loss)	$6,877,755	$(1,499,952)	$48,802,926	$49,508,163	$(697,486)
Net realized gain (loss)	550,168,965	(354,568,730)	468,643,317	187,216,218	(463,284)
Change in net unrealized appreciation (depreciation)	(664,414,072)	442,408,207	(922,271,019)	368,302,791	(15,119,173)
Net increase (decrease) in net assets from operations	(107,367,352)	86,339,525	(404,824,776)	605,027,172	(16,279,943)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(2,126,516)	(36,977)	(47,817,449)	(46,009,509)	(284,895)
Distributions from net realized gain	(146,653,781)	—	(173,372,470)	(138,962,907)	(702,936)
Total Class A dividends and distributions	(148,780,297)	(36,977)	(221,189,919)	(184,972,416)	(987,831)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(790,695)	(1,454,318)	—
Distributions from net realized gain	(1,886,941)	—	(7,053,722)	(8,537,738)	—
Total Class B dividends and distributions	(1,886,941)	—	(7,844,417)	(9,992,056)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(10,110,965)	(12,514,040)	(12,394)
Distributions from net realized gain	(39,173,757)	—	(71,832,344)	(63,009,563)	(185,387)
Total Class C dividends and distributions	(39,173,757)	—	(81,943,309)	(75,523,603)	(197,781)
Class Y:
Dividends from net investment income and net foreign currency gains	(1,348,972)	(9,903)	(11,213,322)	(10,584,281)	(35,242)
Distributions from net realized gain	(37,471,448)	—	(35,120,005)	(28,466,966)	(67,476)
Total Class Y dividends and distributions	(38,820,420)	(9,903)	(46,333,327)	(39,051,247)	(102,718)
Decrease in net assets from dividends and distributions	(228,661,415)	(46,880)	(357,310,972)	(309,539,322)	(1,288,330)
Beneficial interest transactions:
Proceeds from shares sold	397,434,507	1,484,636,528	811,103,968	1,457,963,124	168,824,442
Shares issued on reinvestment of dividends and distributions	219,171,325	42,579	339,698,927	296,393,014	1,227,251
Cost of shares redeemed	(1,702,328,712)	(939,202,364)	(1,595,105,075)	(809,465,895)	(42,663,400)
Redemption fees	199,526	181,216	277,022	104,285	29,611
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,085,523,354)	545,657,959	(444,025,158)	944,994,528	127,417,904
Increase (decrease) in net assets	(1,421,552,121)	631,950,604	(1,206,160,906)	1,240,482,378	109,849,631
Net assets, beginning of year	3,253,088,520	2,621,137,916	5,156,115,018	3,915,632,640	—
Net assets, end of year	$1,831,536,399	$3,253,088,520	$3,949,954,112	$5,156,115,018	$109,849,631
Net assets include accumulated undistributed (undistributions in excess of) net investment income	$44,981,549	$(130,946,501)	$152,663,977	$(212,477)	$7,816,545

(1)  For the period July 26, 2007 (commencement of operations) to June 30, 2008.

The UBS Funds—Financial statements

	UBS Global Equity Fund		UBS International Equity Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007
Operations:
Net investment income (loss)	$3,746,279	$4,049,833	$3,233,514	$3,296,223
Net realized gain (loss)	34,858,651	43,252,595	13,280,789	17,056,148
Change in net unrealized appreciation (depreciation)	(85,747,731)	33,649,033	(41,273,845)	25,820,477
Net increase (decrease) in net assets from operations	(47,142,801)	80,951,461	(24,759,542)	46,172,848
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	(1,538,106)	(395,862)	(228,735)
Distributions from net realized gain	—	—	(2,260,166)	(1,094,747)
Total Class A dividends and distributions	—	(1,538,106)	(2,656,028)	(1,323,482)
Class B:
Dividends from net investment income and net foreign currency gains	—	(15,312)	(5,166)	(428)
Distributions from net realized gain	—	—	(41,131)	(29,133)
Total Class B dividends and distributions	—	(15,312)	(46,297)	(29,561)
Class C:
Dividends from net investment income and net foreign currency gains	—	(254,412)	(33,741)	(6,311)
Distributions from net realized gain	—	—	(245,694)	(114,736)
Total Class C dividends and distributions	—	(254,412)	(279,435)	(121,047)
Class Y:
Dividends from net investment income and net foreign currency gains	—	(2,156,504)	(2,893,911)	(2,116,644)
Distributions from net realized gain	—	—	(15,270,335)	(8,036,802)
Total Class Y dividends and distributions	—	(2,156,504)	(18,164,246)	(10,153,446)
Decrease in net assets from dividends and distributions	—	(3,964,334)	(21,146,006)	(11,627,536)
Beneficial interest transactions:
Proceeds from shares sold	64,142,944	81,018,863	58,818,646	103,318,624
Shares issued on reinvestment of dividends and distributions	—	3,801,067	20,942,139	11,499,707
Cost of shares redeemed	(103,442,721)	(178,310,291)	(86,837,905)	(121,601,827)
Redemption fees	12,783	4,771	6,688	3,595
Net increase (decrease) in net assets resulting from beneficial interest transactions	(39,286,994)	(93,485,590)	(7,070,432)	(6,779,901)
Increase (decrease) in net assets	(86,429,795)	(16,498,463)	(52,975,980)	27,765,411
Net assets, beginning of year	408,051,285	424,549,748	201,845,238	174,079,827
Net assets, end of year	$321,621,490	$408,051,285	$148,869,258	$201,845,238
Net assets include accumulated undistributed (undistributions in excess of) net investment income	$13,823,933	$241,492	$4,117,915	$1,638,529

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Year ended June 30, 2008	Period ended June 30, 2007(1)	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007
Operations:
Net investment income (loss)	$677,065	$221,924	$9,830,536	$8,003,958	$(13,862)	$96,893
Net realized gain	12,911	7,479,975	22,120,705	39,310,685	891,947	1,439,799
Change in net unrealized appreciation (depreciation)	(38,791,790)	15,458,790	(190,999,382)	103,510,708	2,571,813	3,681,852
Net increase (decrease) in net assets from operations	(38,101,814)	23,160,689	(159,048,141)	150,825,351	3,449,898	5,218,544
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(528,450)	(112,683)	(1,177,152)	(589,980)	—	(4,031)
Distributions from net realized gain	(10,020,460)	(127,187)	(6,625,321)	(3,618,463)	(70,792)	—
Total Class A dividends and distributions	(10,548,910)	(239,870)	(7,802,473)	(4,208,443)	(70,792)	(4,031)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(245)	—	—	—
Distributions from net realized gain	—	—	(40,054)	(30,560)	(9,693)	—
Total Class B dividends and distributions	—	—	(40,299)	(30,560)	(9,693)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	—	—	—	—
Distributions from net realized gain	(2,253,303)	(30,761)	(417,852)	(277,580)	(15,221)	—
Total Class C dividends and distributions	(2,253,303)	(30,761)	(417,852)	(277,580)	(15,221)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(29,142)	(150)	(8,246,286)	(4,600,476)	(72,391)	(10,358)
Distributions from net realized gain	(303,337)	(112)	(34,151,483)	(20,376,839)	(454,792)	—
Total Class Y dividends and distributions	(332,479)	(262)	(42,397,769)	(24,977,315)	(527,183)	(10,358)
Decrease in net assets from dividends and distributions	(13,134,692)	(270,893)	(50,658,393)	(29,493,898)	(622,889)	(14,389)
Beneficial interest transactions:
Proceeds from shares sold	28,373,781	242,289,940	301,382,164	431,482,430	53,512,638	64,821,995
Shares issued on reinvestment of dividends and distributions	12,657,561	262,664	47,101,585	27,311,261	620,363	14,250
Cost of shares redeemed	(100,161,333)	(29,868,602)	(398,080,214)	(216,543,622)	(35,802,292)	(9,570,585)
Redemption fees	56,289	24,938	58,335	8,917	4,703	460
Net increase (decrease) in net assets resulting from beneficial interest transactions	(59,073,702)	212,708,940	(49,538,130)	242,258,986	18,335,412	55,266,120
Increase (decrease) in net assets	(110,310,208)	235,598,736	(259,244,664)	363,590,439	21,162,421	60,470,275
Net assets, beginning of year	235,598,736	—	1,002,622,644	639,032,205	73,272,754	12,802,479
Net assets, end of year	$125,288,528	$235,598,736	$743,377,980	$1,002,622,644	$94,435,175	$73,272,754
Net assets include accumulated undistributed (undistributions in excess of) net investment income	$350,343	$212,931	$5,083,421	$4,684,713	$—	$63,458

(1)  For the period September 26, 2006 (commencement of operations) to June 30, 2007.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007
Operations:
Net investment income (loss)	$1,524,434	$1,407,648	$(50,607)	$(40,110)
Net realized gain	13,812,998	11,760,005	130,416	53,214
Change in net unrealized appreciation (depreciation)	(39,915,124)	12,654,030	(551,189)	802,159
Net increase (decrease) in net assets from operations	(24,577,692)	25,821,683	(471,380)	815,263
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,321,256)	(1,076,729)	(1,276)	—
Distributions from net realized gain	(9,164,654)	(8,837,350)	(12,162)	—
Total Class A dividends and distributions	(10,485,910)	(9,914,079)	(13,438)	—
Class B:
Dividends from net investment income and net foreign currency gains	(2,162)	—	—	—
Distributions from net realized gain	(71,441)	(112,812)	—	—
Total Class B dividends and distributions	(73,603)	(112,812)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(56,435)	(29,335)	(116)	—
Distributions from net realized gain	(1,190,175)	(1,255,982)	(3,793)	—
Total Class C dividends and distributions	(1,246,610)	(1,285,317)	(3,909)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(115,125)	(90,763)	(17,422)	(6,100)
Distributions from net realized gain	(660,370)	(595,960)	(125,402)	—
Total Class Y dividends and distributions	(775,495)	(686,723)	(142,824)	(6,100)
Decrease in net assets from dividends and distributions	(12,581,618)	(11,998,931)	(160,171)	(6,100)
Beneficial interest transactions:
Proceeds from shares sold	4,382,799	7,885,699	569,694	426,342
Shares issued on reinvestment of dividends and distributions	11,362,921	10,871,379	160,171	6,100
Cost of shares redeemed	(22,913,652)	(23,854,078)	(108,905)	(351,835)
Redemption fees	8,527	51	451	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(7,159,405)	(5,096,949)	621,411	80,607
Increase (decrease) in net assets	(44,318,715)	8,725,803	(10,140)	889,770
Net assets, beginning of year	139,267,048	130,541,245	5,923,271	5,033,501
Net assets, end of year	$94,948,333	$139,267,048	$5,913,131	$5,923,271
Net assets include accumulated undistributed (undistributions in excess of) net investment income	$628,697	$706,587	$—	$17,399

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007
Operations:
Net investment income (loss)	$(2,643,633)	$(3,576,493)	$14,899,372	$18,665,977	$3,521,852	$3,219,605
Net realized gain (loss)	24,338,394	13,576,424	(68,123,871)	964,266	4,130,935	(1,038,985)
Change in net unrealized appreciation (depreciation)	(67,818,979)	51,793,775	(22,129,390)	(4,998,880)	(4,201,660)	(423,238)
Net increase (decrease) in net assets from operations	(46,124,218)	61,793,706	(75,353,889)	14,631,363	3,451,127	1,757,382
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	—	(6,055,622)	(7,516,653)	(598,908)	(398,966)
Distributions from net realized gain	(8,040,750)	(4,757,748)	—	(1,927,672)	—	—
Total Class A dividends and distributions	(8,040,750)	(4,757,748)	(6,055,622)	(9,444,325)	(598,908)	(398,966)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	(5,422)	(6,617)
Distributions from net realized gain	(72,906)	(135,148)	—	—	—	—
Total Class B dividends and distributions	(72,906)	(135,148)	—	—	(5,422)	(6,617)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(897,169)	(987,564)	(63,951)	(33,975)
Distributions from net realized gain	(517,433)	(254,106)	—	(290,753)	—	—
Total Class C dividends and distributions	(517,433)	(254,106)	(897,169)	(1,278,317)	(63,951)	(33,975)
Class Y:
Dividends from net investment income and net foreign currency gains	—	—	(11,794,125)	(7,668,427)	(4,189,865)	(2,467,037)
Distributions from net realized gain	(20,219,591)	(8,601,303)	—	(1,801,190)	—	—
Total Class Y dividends and distributions	(20,219,591)	(8,601,303)	(11,794,125)	(9,469,617)	(4,189,865)	(2,467,037)
Decrease in net assets from dividends and distributions	(28,850,680)	(13,748,305)	(18,746,916)	(20,192,259)	(4,858,146)	(2,906,595)
Beneficial interest transactions:
Proceeds from shares sold	103,968,581	121,643,837	63,928,939	237,542,541	95,397,335	61,327,924
Shares issued on reinvestment of dividends and distributions	26,289,775	12,462,455	18,272,721	19,483,491	4,775,596	2,833,920
Cost of shares redeemed	(145,245,179)	(155,442,604)	(293,783,418)	(173,470,533)	(155,452,100)	(38,678,925)
Redemption fees	23,206	3,049	42,317	13,208	12,380	2,168
Net increase (decrease) in net assets resulting from beneficial interest transactions	(14,963,617)	(21,333,263)	(211,539,441)	83,568,707	(55,266,789)	25,485,087
Increase (decrease) in net assets	(89,938,515)	26,712,138	(305,640,246)	78,007,811	(56,673,808)	24,335,874
Net assets, beginning of year	462,065,838	435,353,700	553,817,007	475,809,196	123,263,574	98,927,700
Net assets, end of year	$372,127,323	$462,065,838	$248,176,761	$553,817,007	$66,589,766	$123,263,574
Net assets include accumulated undistributed (distributions in excess of) net investment income	$—	$—	$2,401,520	$1,435,214	$7,255,849	$(1,066,893)

The UBS Funds—Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007
Operations:
Net investment income (loss)	$10,023,651	$7,670,049	$4,664,858	$5,631,430
Net realized gain (loss)	(2,523,631)	(905,916)	(1,946,406)	343,823
Change in net unrealized appreciation (depreciation)	(12,102,564)	2,131,556	(14,223,474)	3,019,929
Net increase (decrease) in net assets from operations	(4,602,544)	8,895,689	(11,505,022)	8,995,182
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(3,050,987)	(3,973,940)	(821,505)	(1,135,733)
Distributions from net realized gain	—	—	—	—
Total Class A dividends and distributions	(3,050,987)	(3,973,940)	(821,505)	(1,135,733)
Class B:
Dividends from net investment income and net foreign currency gains	(126,383)	(159,102)	(15,513)	(19,345)
Distributions from net realized gain	—	—	—	—
Total Class B dividends and distributions	(126,383)	(159,102)	(15,513)	(19,345)
Class C:
Dividends from net investment income and net foreign currency gains	(673,782)	(870,935)	(64,031)	(46,306)
Distributions from net realized gain	—	—	—	—
Total Class C dividends and distributions	(673,782)	(870,935)	(64,031)	(46,306)
Class Y:
Dividends from net investment income and net foreign currency gains	(5,847,636)	(3,345,623)	(8,560,244)	(5,264,231)
Distributions from net realized gain	—	—	—	—
Total Class Y dividends and distributions	(5,847,636)	(3,345,623)	(8,560,244)	(5,264,231)
Decrease in net assets from dividends and distributions	(9,698,788)	(8,349,600)	(9,461,293)	(6,465,615)
Beneficial interest transactions:
Proceeds from shares sold	86,377,481	33,241,831	85,774,851	90,317,780
Shares issued on reinvestment of dividends and distributions	7,800,393	5,740,511	9,320,981	5,950,248
Cost of shares redeemed	(36,337,963)	(31,825,332)	(155,491,548)	(43,454,878)
Redemption fees	126	722	37,314	2,659
Net increase (decrease) in net assets resulting from beneficial interest transactions	57,840,037	7,157,732	(60,358,402)	52,815,809
Increase (decrease) in net assets	43,538,705	7,703,821	(81,324,717)	55,345,376
Net assets, beginning of year	106,514,346	98,810,525	194,494,951	139,149,575
Net assets, end of year	$150,053,051	$106,514,346	$113,170,234	$194,494,951
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(226,257)	$39,734	$1,326,222	$706,894

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2008	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.42	$11.04	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.01	(0.09)		(0.04)
Net realized and unrealized gain (loss) from investment activities	(0.56)	0.37	1.01		0.26
Total income (loss) from investment operations	(0.52)	0.38	0.92		0.22
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.01)	0.00 (3)	(0.10)		—
From net realized gains	(1.00)	—	—		—
Total dividends/distributions	(1.01)	0.00 (3)	(0.10)		—
Net asset value, end of period	$9.89	$11.42	$11.04		$10.22
Total investment return(2)	(4.95)%	3.44%	9.02%		2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,178,342	$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.20%	1.17%	1.20%		1.32	%(6)
Ratio of net investment income (loss) to average net assets	0.35%	0.06%	(0.80)%		(1.04	)%(6)
Portfolio turnover	39%	28%	38%		6%
	Class B
	Year ended June 30,				For the period ended
	2008	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.26	$10.98	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.09)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(0.54)	0.37	1.00		0.27
Total income (loss) from investment operations	(0.58)	0.28	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—	—	(0.04)		—
From net realized gains	(1.00)	—	—		—
Total dividends/distributions	(1.00)	—	(0.04)		—
Net asset value, end of period	$9.68	$11.26	$10.98		$10.19
Total investment return(2)	(5.62)%	2.64%	8.09%		1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$14,905	$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.99%	1.95%	1.98%		2.11	%(6)
After expense reimbursement/recoupment	1.99%	1.95%	1.99	%(4)	2.10	%(6)
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.78)%	(1.59)%		(1.82	)%(6)
Portfolio turnover	39%	28%	38%		6%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,			For the period ended
	2008	2007	2006	June 30, 2005(5)
Net asset value, beginning of period	$11.26	$10.97	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.08)	(0.17)	(0.08)
Net realized and unrealized gain (loss) from investment activities	(0.54)	0.37	1.00	0.27
Total income (loss) from investment operations	(0.58)	0.29	0.83	0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—	—	(0.05)	—
From net realized gains	(1.00)	—	—	—
Total dividends/distributions	(1.00)	—	(0.05)	—
Net asset value, end of period	$9.68	$11.26	$10.97	$10.19
Total investment return(2)	(5.62)%	2.64%	8.15%	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$317,450	$579,916	$520,754	$202,891
Ratio of expenses to average net assets	1.97%	1.93%	1.97%	2.09	%(6)
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.72)%	(1.57)%	(1.81	)%(6)
Portfolio turnover	39%	28%	38%	6%
	Class Y
	Year ended June 30,			For the period ended
	2008	2007	2006	June 30, 2005(5)
Net asset value, beginning of period	$11.48	$11.07	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08	0.05	(0.06)	(0.03)
Net realized and unrealized gain (loss) from investment activities	(0.56)	0.36	1.02	0.26
Total income (loss) from investment operations	(0.48)	0.41	0.96	0.23
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.04)	0.00 (3)	(0.12)	—
From net realized gains	(1.00)	—	—	—
Total dividends/distributions	(1.04)	0.00 (3)	(0.12)	—
Net asset value, end of period	$9.96	$11.48	$11.07	$10.23
Total investment return(2)	(4.64)%	3.80%	9.28%	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$320,839	$478,785	$293,004	$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.91%	0.89%	0.92%	1.00	%(6)
After expense reimbursement/recoupment	0.91%	0.89%	0.92%	1.00	%(6)
Ratio of net investment income (loss) to average net assets	0.69%	0.40%	(0.52)%	(0.72	)%(6)
Portfolio turnover	39%	28%	38%	6%

(3)  Amount represents less than $0.005 per share.

(4)  The investment advisor recouped expenses previously reimbursed by the investment advisor on behalf of the Fund, not to exceed the expense cap.

(5)  For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

(6)  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.81	$13.86	$13.33	$12.35	$10.69
Income (loss) from investment operations:
Net investment income(1)	0.17	0.19	0.19	0.17	0.12
Net realized and unrealized gain (loss) from investment activities	(1.34)	1.83	1.08	1.32	1.69
Total income (loss) from investment operations	(1.17)	2.02	1.27	1.49	1.81
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.23)	(0.27)	(0.14)	(0.19)	(0.15)
From net realized gains	(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.05)	(1.07)	(0.74)	(0.51)	(0.15)
Net asset value, end of year	$12.59	$14.81	$13.86	$13.33	$12.35
Total investment return(2)	(8.43)%	14.93%	9.72%	12.11%	17.02%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,396,937	$3,094,036	$2,246,289	$1,594,113	$876,636
Ratio of expenses to average net assets	1.09%	1.13%	1.14%	1.20%	1.28%
Ratio of net investment income to average net assets	1.19%	1.28%	1.41%	1.34%	1.00%
Portfolio turnover	83%	74%	83%	84%	78%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.52	$13.60	$13.08	$12.14	$10.55
Income (loss) from investment operations:
Net investment income(1)	0.05	0.07	0.08	0.08	0.02
Net realized and unrealized gain (loss) from investment activities	(1.31)	1.79	1.06	1.29	1.68
Total income (loss) from investment operations	(1.26)	1.86	1.14	1.37	1.70
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.09)	(0.14)	(0.02)	(0.11)	(0.11)
From net realized gains	(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(0.91)	(0.94)	(0.62)	(0.43)	(0.11)
Net asset value, end of year	$12.35	$14.52	$13.60	$13.08	$12.14
Total investment return(2)	(9.14)%	13.96%	8.81%	11.24%	16.14%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$90,258	$139,061	$161,704	$184,359	$153,481
Ratio of expenses to average net assets	1.91%	1.93%	1.95%	1.96%	2.09%
Ratio of net investment income to average net assets	0.36%	0.48%	0.60%	0.58%	0.19%
Portfolio turnover	83%	74%	83%	84%	78%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.48	$13.58	$13.09	$12.15	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.05	0.07	0.09	0.09	0.03
Net realized and unrealized gain (loss) from investment activities	(1.30)	1.79	1.05	1.29	1.68
Total income (loss) from investment operations	(1.25)	1.86	1.14	1.38	1.71
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.12)	(0.16)	(0.05)	(0.12)	(0.12)
From net realized gains	(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(0.94)	(0.96)	(0.65)	(0.44)	(0.12)
Net asset value, end of year	$12.29	$14.48	$13.58	$13.09	$12.15
Total investment return(2)	(9.15)%	14.02%	8.82%	11.32%	16.19%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$985,156	$1,274,539	$1,044,517	$903,280	$539,399
Ratio of expenses to average net assets	1.89%	1.90%	1.91%	1.95%	2.06%
Ratio of net investment income to average net assets	0.40%	0.51%	0.64%	0.59%	0.23%
Portfolio turnover	83%	74%	83%	84%	78%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.04	$14.06	$13.51	$12.50	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.23	0.22	0.15
Net realized and unrealized gain (loss) from investment activities	(1.37)	1.85	1.09	1.33	1.73
Total income (loss) from investment operations	(1.16)	2.08	1.32	1.55	1.88
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.26)	(0.30)	(0.17)	(0.22)	(0.17)
From net realized gains	(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.08)	(1.10)	(0.77)	(0.54)	(0.17)
Net asset value, end of year	$12.80	$15.04	$14.06	$13.51	$12.50
Total investment return(2)	(8.20)%	15.18%	9.98%	12.40%	17.44%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$477,603	$648,479	$463,122	$356,154	$263,675
Ratio of expenses to average net assets	0.82%	0.88%	0.88%	0.93%	1.02%
Ratio of net investment income to average net assets	1.46%	1.53%	1.67%	1.61%	1.26%
Portfolio turnover	83%	74%	83%	84%	78%

See accompanying notes to financial statements.

UBS Global Frontier Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	For the period ended June 30, 2008(3)		For the period ended June 30, 2008(3)
Net asset value, beginning of period	$10.00		$10.00
Loss from investment operations:
Net investment loss(1)	(0.05)		(0.12)
Net realized and unrealized loss from investment activities	(1.10)		(1.10)
Total loss from investment operations	(1.15)		(1.22)
Less dividends/distributions:
From net investment income	(0.03)		0.00	(4)
From net realized gains	(0.07)		(0.07)
Total dividends/distributions	(0.10)		(0.07)
Net asset value, end of period	$8.75		$8.71
Total investment return(2)	(11.60)%		(12.22)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$79,572		$22,882
Ratio of expenses to average net assets:
Before expense reimbursement	1.59	%(5)	2.40	%(5)
After expense reimbursement	1.40	%(5)	2.15	%(5)
Ratio of net investment loss to average net assets	(0.52	)%(5)	(1.27	)%(5)
Portfolio turnover	84%		84%

	Class Y
	For the period ended June 30, 2008(3)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss(1)	(0.02)
Net realized and unrealized loss from investment activities	(1.10)
Total loss from investment operations	(1.12)
Less dividends/distributions:
From net investment income	(0.04)
From net realized gains	(0.07)
Total dividends/distributions	(0.11)
Net asset value, end of period	$8.77
Total investment return(2)	(11.33)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,395
Ratio of expenses to average net assets:
Before expense reimbursement	1.31	%(5)
After expense reimbursement	1.15	%(5)
Ratio of net investment loss to average net assets	(0.26	)%(5)
Portfolio turnover	84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

(4)  Amount represents less than $0.005 per share.

(5)  Annualized.

See accompanying notes to financial statements.

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UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.47	$12.99	$11.63	$10.51	$8.89
Income (loss) from investment operations:
Net investment income(1)	0.15	0.13	0.11	0.15	0.10
Net realized and unrealized gain (loss) from investment activities	(2.08)	2.47	1.32	0.97	1.63
Total income (loss) from investment operations	(1.93)	2.60	1.43	1.12	1.73
Less dividends/distributions:
From net investment income and net foreign currency gains	—	(0.12)	(0.07)	—	(0.11)
Net asset value, end of year	$13.54	$15.47	$12.99	$11.63	$10.51
Total investment return(2)	(12.48)%	20.11%	12.35%	10.66%	19.49%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$117,601	$168,208	$173,052	$109,998	$117,084
Ratio of expenses to average net assets:
Before expense reimbursement	1.31%	1.35%	1.37%	1.39%	1.44%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.98%	0.91%	0.88%	1.35%	0.99%
Portfolio turnover	66%	32%	48%	37%	50%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.11	$12.69	$11.39	$10.37	$8.82
Income (loss) from investment operations:
Net investment income(1)	0.02	0.01	0.02	0.07	0.02
Net realized and unrealized gain (loss) from investment activities	(2.00)	2.43	1.28	0.95	1.62
Total income (loss) from investment operations	(1.98)	2.44	1.30	1.02	1.64
Less dividends/distributions:
From net investment income and net foreign currency gains	—	(0.02)	—	—	(0.09)
Net asset value, end of year	$13.13	$15.11	$12.69	$11.39	$10.37
Total investment return(2)	(13.10)%	19.25%	11.41%	9.84%	18.61%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$3,814	$7,439	$13,672	$108,894	$134,419
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.05%	2.17%	2.35%	2.22%	2.27%
After expense reimbursement/recoupment	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.17%	0.10%	0.13%	0.60%	0.24%
Portfolio turnover	66%	32%	48%	37%	50%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  The investment advisor recouped expenses previously reimbursed by the investment advisor on behalf of the Fund, not to exceed the expense cap.

	Class C
	Year ended June 30,
	2008		2007	2006	2005	2004
Net asset value, beginning of year	$15.02		$12.65	$11.35	$10.33	$8.79
Income (loss) from investment operations:
Net investment income(1)	0.03		0.02	0.02	0.06	0.02
Net realized and unrealized gain (loss) from investment activities	(2.00)		2.42	1.28	0.96	1.61
Total income (loss) from investment operations	(1.97)		2.44	1.30	1.02	1.63
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.07)	—	—	(0.09)
Net asset value, end of year	$13.05		$15.02	$12.65	$11.35	$10.33
Total investment return(2)	(13.12)%		19.28%	11.45%	9.87%	18.54%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$35,900		$52,378	$56,836	$68,735	$82,684
Ratio of expenses to average net assets:
Before expense reimbursement	2.11%		2.14%	2.20%	2.20%	2.28%
After expense reimbursement	2.00%		2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.23%		0.16%	0.13%	0.60%	0.25%
Portfolio turnover	66%		32%	48%	37%	50%
	Class Y
	Year ended June 30,
	2008		2007	2006	2005	2004
Net asset value, beginning of year	$15.78		$13.23	$11.83	$10.67	$8.99
Income (loss) from investment operations:
Net investment income(1)	0.19		0.17	0.15	0.18	0.13
Net realized and unrealized gain (loss) from investment activities	(2.13)		2.52	1.34	0.98	1.67
Total income (loss) from investment operations	(1.94)		2.69	1.49	1.16	1.80
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.14)	(0.09)	—	(0.12)
Net asset value, end of year	$13.84		$15.78	$13.23	$11.83	$10.67
Total investment return(2)	(12.29)%		20.44%	12.67%	10.87%	20.09%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$164,307		$180,027	$180,990	$159,252	$114,835
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.96%		0.99%	0.99%	1.04%	1.03%
After expense reimbursement/recoupment	1.00	%(3)	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	1.29%		1.16	1.14%	1.60%	1.24%
Portfolio turnover	66%		32%	48%	37%	50%

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$12.99	$10.98		$9.48	$8.58	$6.99
Income (loss) from investment operations:
Net investment income(1)	0.17	0.17		0.16	0.15	0.12
Net realized and unrealized gain (loss) from investment activities	(1.83)	2.47		1.81	0.86	1.69
Total income (loss) from investment operations	(1.66)	2.64		1.97	1.01	1.81
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.20)	(0.11)		(0.10)	(0.11)	(0.22)
From net realized gains	(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(1.36)	(0.63)		(0.47)	(0.11)	(0.22)
Net asset value, end of year	$9.97	$12.99		$10.98	$9.48	$8.58
Total investment return(2)	(13.93)%	24.84%		20.93%	11.73%	26.00%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$17,023	$26,564		$23,539	$15,168	$7,866
Ratio of expenses to average net assets:
Before expense reimbursement	1.32%	1.38	%(3)	1.48%	1.68%	1.55%
After expense reimbursement	1.25%	1.26	%(3)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	1.43%	1.42%		1.52%	1.61%	1.43%
Portfolio turnover	55%	72%		69%	71%	108%
	Class B
	Year ended June 30,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$12.81	$10.82		$9.34	$8.48	$6.92
Income (loss) from investment operations:
Net investment income(1)	0.08	0.06		0.08	0.08	0.06
Net realized and unrealized gain (loss) from investment activities.	(1.79)	2.46		1.77	0.85	1.67
Total income (loss) from investment operations	(1.71)	2.52		1.85	0.93	1.73
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.15)	(0.01)		—	(0.07)	(0.17)
From net realized gains	(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(1.31)	(0.53)		(0.37)	(0.07)	(0.17)
Net asset value, end of year	$9.79	$12.81		$10.82	$9.34	$8.48
Total investment return(2)	(14.55)%	23.97%		19.86%	10.92%	25.17%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$324	$555		$732	$876	$815
Ratio of expenses to average net assets:
Before expense reimbursement	2.25%	2.25	%(3)	2.22%	2.25%	2.60%
After expense reimbursement	2.00%	2.01	%(3)	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.67%	0.51%		0.77%	0.86%	0.69%
Portfolio turnover	55%	72%		69%	71%	108%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Includes interest expense of 0.01%.

	Class C
	Year ended June 30,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$12.71	$10.76		$9.30	$8.45	$6.90
Income (loss) from investment operations:
Net investment income(1)	0.09	0.08		0.08	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	(1.79)	2.42		1.77	0.85	1.68
Total income (loss) from investment operations	(1.70)	2.50		1.85	0.93	1.74
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.16)	(0.03)		(0.02)	(0.08)	(0.19)
From net realized gains	(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(1.32)	(0.55)		(0.39)	(0.08)	(0.19)
Net asset value, end of year	$9.69	$12.71		$10.76	$9.30	$8.45
Total investment return(2)	(14.51)%	23.85%		19.93%	10.97%	25.26%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,949	$2,576		$2,412	$1,816	$1,338
Ratio of expenses to average net assets:
Before expense reimbursement	2.13%	2.16	%(3)	2.17%	2.16%	2.35%
After expense reimbursement	2.00%	2.01	%(3)	2.01%	2.00%	2.00%
Ratio of net investment income to average net assets	0.75%	0.66%		0.77%	0.86%	0.69%
Portfolio turnover	55%	72%		69%	71%	108%
	Class Y
	Year Ended June 30,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$13.07	$11.04		$9.55	$8.63	$7.01
Income (loss) from investment operations:
Net investment income(1)	0.21	0.20		0.19	0.17	0.14
Net realized and unrealized gain (loss) from investment activities.	(1.85)	2.49		1.79	0.86	1.71
Total income (loss) from investment operations	(1.64)	2.69		1.98	1.03	1.85
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.22)	(0.14)		(0.12)	(0.11)	(0.23)
From net realized gains	(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(1.38)	(0.66)		(0.49)	(0.11)	(0.23)
Net asset value, end of year	$10.05	$13.07		$11.04	$9.55	$8.63
Total investment return(2)	(13.63)%	24.83%		21.22%	11.97%	26.56%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$129,573	$172,150		$147,397	$113,264	$100,782
Ratio of expenses to average net assets:
Before expense reimbursement	1.13%	1.16	%(3)	1.19%	1.18%	1.26%
After expense reimbursement	1.00%	1.01	%(3)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.79%	1.63%		1.77%	1.86%	1.69%
Portfolio turnover	55%	72%		69%	71%	108%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
For the	For the year ended June 30, 2008	For the period ended June 30, 2007(3)		For the year ended June 30, 2008	period ended June 30, 2007(3)
Net asset value, beginning of period	$11.55	$10.00		$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05	0.02		(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	(2.10)	1.55		(2.08)	1.55
Total income (loss) from investment operations	(2.05)	1.57		(2.11)	1.51
Less dividends/distributions:
From net investment income	(0.03)	(0.01)		—	—
From net realized gains	(0.65)	(0.01)		(0.65)	(0.01)
Total dividends/distributions	(0.68)	(0.02)		(0.65)	(0.01)
Net asset value, end of period	$8.82	$11.55		$8.74	$11.50
Total investment return(2)	(18.49)%	15.73%		(19.11)%	15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$93,344	$187,444		$22,823	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	1.93%	1.93	%(4)	2.74%	2.72	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	1.93%	1.88	%(4)	2.68%	2.64	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.50%	1.50	%(4)	2.25%	2.25	%(4)
Ratio of net investment income (loss) to average net assets	0.47%	0.30	%(4)	(0.28)%	(0.44	)%(4)
Portfolio turnover	72%	81%		72%	81%

	Class Y
	For the year ended June 30, 2008	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$11.55	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	(2.10)	1.54
Total income (loss) from investment operations	(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.06)	(0.02)
From net realized gains	(0.65)	(0.01)
Total dividends/distributions	(0.71)	(0.03)
Net asset value, end of period	$8.82	$11.55
Total investment return(2)	(18.34)%	15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,121	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	1.70%	1.67	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	1.70%	1.67	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.25%	1.25	%(4)
Ratio of net investment income to average net assets	0.74%	0.43	%(4)
Portfolio turnover	72%	81%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period September 26, 2006 (commencement of issuance) through June 30, 2007.

(4)  Annualized.

See accompanying notes to financial statements.

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UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$21.19	$18.24	$17.27		$16.08	$13.63
Income (loss) from investment operations:
Net investment income (loss)(1)	0.16	0.15	0.10		0.15	0.06
Net realized and unrealized gain (loss) from investment activities	(3.68)	3.52	1.39		1.63	2.54
Total income (loss) from investment operations	(3.52)	3.67	1.49		1.78	2.60
Less dividends/distributions:
From net investment income	(0.16)	(0.10)	(0.11)		(0.11)	(0.15)
From net realized gains	(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	(1.04)	(0.72)	(0.52)		(0.59)	(0.15)
Net asset value, end of year	$16.63	$21.19	$18.24		$17.27	$16.08
Total investment return(2)	(17.17)%	20.39%	8.62%		11.10%	19.10%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$90,558	$158,138	$88,968		$25,669	$7,886
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.16%	1.18%	1.20%		1.14%	1.36%
After expense reimbursement/recoupment	1.16%	1.18%	1.24	%(4)	1.14%	1.30%
Ratio of net investment income (loss) to average net assets	0.83%	0.75%	0.54%		0.89%	0.43%
Portfolio turnover	47%	34%	50%		32%	43%
	Class B
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$20.66	$17.84	$16.94		$15.81	$13.45
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00 (3)	(0.04)		0.00 (3)	(0.05)
Net realized and unrealized gain (loss) from investment activities	(3.58)	3.44	1.35		1.61	2.50
Total income (loss) from investment operations	(3.57)	3.44	1.31		1.61	2.45
Less dividends/distributions:
From net investment income	(0.01)	—	—		—	(0.09)
From net realized gains	(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	(0.89)	(0.62)	(0.41)		(0.48)	(0.09)
Net asset value, end of year	$16.20	$20.66	$17.84		$16.94	$15.81
Total investment return(2)	(17.79)%	19.50%	7.73%		10.19%	18.25%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$635	$870	$989		$1,018	$1,217
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.93%	1.95%	1.92%		2.02%	2.04%
After expense reimbursement/recoupment	1.93%	1.95%	2.01	%(4)	2.02%	2.04%
Ratio of net investment income (loss) to average net assets	0.07%	(0.01)%	(0.23)%		0.01%	(0.31)%
Portfolio turnover	47%	34%	50%		32%	43%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  The investment advisor recouped expenses previously reimbursed by the investment advisor on behalf of the Fund, not to exceed the expense cap.

	Class C
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$20.66	$17.83	$16.93		$15.80	$13.44
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	0.00 (3)	(0.04)		0.01	(0.04)
Net realized and unrealized gain (loss) from investment activities	(3.59)	3.45	1.36		1.60	2.49
Total income (loss) from investment operations	(3.57)	3.45	1.32		1.61	2.45
Less dividends/distributions:
From net investment income	—	—	(0.01)		—	(0.09)
From net realized gains	(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	(0.88)	(0.62)	(0.42)		(0.48)	(0.09)
Net asset value, end of year	$16.21	$20.66	$17.83		$16.93	$15.80
Total investment return(2)	(17.76)%	19.56%	7.79%		10.20%	18.26%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$6,382	$10,591	$5,977		$2,423	$1,629
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.91%	1.92%	1.96%		1.95%	2.00%
After expense reimbursement/recoupment	1.91%	1.92%	1.98	%(4)	1.95%	2.00%
Ratio of net investment income (loss) to average net assets	0.09%	0.01%	(0.20)%		0.08%	(0.27)%
Portfolio turnover	47%	34%	50%		32%	43%
	Class Y
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$21.44	$18.43	$17.42		$16.21	$13.73
Income (loss) from investment operations:
Net investment income (loss)(1)	0.22	0.21	0.15		0.19	0.12
Net realized and unrealized gain (loss) from investment activities	(3.72)	3.56	1.40		1.65	2.55
Total income (loss) from investment operations	(3.50)	3.77	1.55		1.84	2.67
Less dividends/distributions:
From net investment income	(0.21)	(0.14)	(0.13)		(0.15)	(0.19)
From net realized gains	(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	(1.09)	(0.76)	(0.54)		(0.63)	(0.19)
Net asset value, end of year	$16.85	$21.44	$18.43		$17.42	$16.21
Total investment return(2)	(16.87)%	20.73%	8.91%		11.37%	19.50%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$645,803	$833,023	$543,099		$367,268	$153,608
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.87%	0.89%	0.92%		0.90%	0.96%
After expense reimbursement/recoupment	0.87%	0.89%	0.97	%(4)	0.90%	0.96%
Ratio of net investment income (loss) to average net assets	1.13%	1.04%	0.81%		1.13%	0.76%
Portfolio turnover	47%	34%	50%		32%	43%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$10.68	$8.81	$8.21		$7.71	$6.39
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	0.01	(0.01)		0.00 (3)	(0.02)
Net realized and unrealized gain from investment activities	0.58	1.87	0.61		0.50	1.34
Total income from investment operations	0.56	1.88	0.60		0.50	1.32
Less dividends/distributions:
From net investment income	—	(0.01)	(0.00	)(3)	—	—
From net realized gains	(0.08)	—	—		—	—
Total dividends/distributions	(0.08)	(0.01)	(0.00)		—	—
Net asset value, end of year	$11.16	$10.68	$8.81		$8.21	$7.71
Total investment return(2)	5.25%	21.29%	7.33%		6.49%	20.66%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$13,994	$9,542	$6,803		$3,175	$2,275
Ratio of expenses to average net assets:
Before expense reimbursement	1.35%	1.68%	2.33%		3.19%	2.76%
After expense reimbursement	1.05%	1.05%	1.05%		1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.20)%	0.12%	(0.16)%		0.04%	(0.32)%
Portfolio turnover	102%	112%	137%		145%	102%
	Class B
	Year ended June 30,
	2008	2007	2006		2005	2004
Net asset value, beginning of year	$10.26	$8.52	$8.00		$7.57	$6.32
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.10)	(0.06)	(0.08)		(0.05)	(0.08)
Net realized and unrealized gain from investment activities	0.55	1.80	0.60		0.48	1.33
Total income from investment operations	0.45	1.74	0.52		0.43	1.25
Less dividends/distributions:
From net investment income	—	—	—		—	—
From net realized gains	(0.08)	—	—		—	—
Total dividends/distributions	(0.08)	—	—		—	—
Net asset value, end of year	$10.63	$10.26	$8.52		$8.00	$7.57
Total investment return(2)	4.39%	20.42%	6.50%		5.68%	19.78%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,276	$216	$389		$564	$342
Ratio of expenses to average net assets:
Before expense reimbursement	2.14%	2.61%	3.23%		3.93%	3.48%
After expense reimbursement	1.80%	1.80%	1.80%		1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.64)%	(0.91)%		(0.71)%	(1.07)%
Portfolio turnover	102%	112%	137%		145%	102%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.26	$8.53	$8.00	$7.56	$6.32
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.10)	(0.06)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain from investment activities	0.56	1.79	0.61	0.49	1.32
Total income from investment operations	0.46	1.73	0.53	0.44	1.24
Less dividends/distributions:
From net investment income	—	—	—	—	—
From net realized gains	(0.08)	—	—	—	—
Total dividends/distributions	(0.08)	—	—	—	—
Net asset value, end of year	$10.64	$10.26	$8.53	$8.00	$7.56
Total investment return(2)	4.49%	20.28%	6.63%	5.82%	19.62%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,990	$986	$814	$407	$432
Ratio of expenses to average net assets:
Before expense reimbursement	2.13%	2.51%	3.12%	3.96%	3.54%
After expense reimbursement	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.96)%	(0.64)%	(0.91)%	(0.71)%	(1.08)%
Portfolio turnover	102%	112%	137%	145%	102%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.94	$9.02	$8.38	$7.85	$6.49
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain from investment activities	0.59	1.90	0.64	0.51	1.37
Total income from investment operations	0.60	1.94	0.65	0.53	1.36
Less dividends/distributions:
From net investment income	(0.01)	(0.02)	(0.01)	—	—
From net realized gains	(0.08)	—	—	—	—
Total dividends/distributions	(0.09)	(0.02)	(0.01)	—	—
Net asset value, end of year	$11.45	$10.94	9.02	$8.38	$7.85
Total investment return(2)	5.52%	21.51%	7.72%	6.75%	20.96%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$76,175	$62,529	$4,797	$3,078	$3,502
Ratio of expenses to average net assets:
Before expense reimbursement	1.21%	1.25%	2.10%	3.01%	2.51%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.05%	0.35%	0.09%	0.29%	(0.07)%
Portfolio turnover	102%	112%	137%	145%	102%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.66	$10.54	$10.48	$11.18	$9.31
Income (loss) from investment operations:
Net investment income(1)	0.14	0.13	0.11	0.12	0.09
Net realized and unrealized gain (loss) from investment activities	(2.25)	2.03	1.12	1.22	1.80
Total income (loss) from investment operations	(2.11)	2.16	1.23	1.34	1.89
Less dividends/distributions:
From net investment income	(0.14)	(0.11)	(0.12)	(0.12)	(0.02)
From net realized gains	(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(1.13)	(1.04)	(1.17)	(2.04)	(0.02)
Net asset value, end of year	$8.42	$11.66	$10.54	$10.48	$11.18
Total investment return(2)	(19.38)%	21.20%	12.13%	12.35%	20.28%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$78,989	$113,213	$105,709	$105,975	$108,369
Ratio of expenses to average net assets:
Before expense reimbursement	1.32%	1.29%	1.31%	1.39%	1.42%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	1.35%	1.12%	1.07%	1.09%	0.86%
Portfolio turnover	52%	27%	41%	49%	170%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.50	$10.39	$10.31	$10.99	$9.21
Income (loss) from investment operations:
Net investment income(1)	0.06	0.04	0.03	0.04	0.01
Net realized and unrealized gain (loss) from investment activities	(2.21)	2.00	1.10	1.20	1.77
Total income (loss) from investment operations	(2.15)	2.04	1.13	1.24	1.78
Less dividends/distributions:
From net investment income	(0.03)	—	—	—	(0.00	)(3)
From net realized gains	(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(1.02)	(0.93)	(1.05)	(1.92)	(0.00)
Net asset value, end of year	$8.33	$11.50	$10.39	$10.31	$10.99
Total investment return(2)	(19.92)%	20.21%	11.25%	11.59%	19.38%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$471	$1,061	$1,978	$4,997	$14,556
Ratio of expenses to average net assets:
Before expense reimbursement	2.17%	2.19%	2.15%	2.35%	2.31%
After expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.59%	0.39%	0.32%	0.34%	0.11%
Portfolio turnover	52%	27%	41%	49%	170%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.42	$10.34	$10.30	$11.00	$9.22
Income (loss) from investment operations:
Net investment income(1)	0.06	0.04	0.03	0.04	0.01
Net realized and unrealized gain (loss) from investment activities	(2.18)	1.99	1.10	1.20	1.77
Total income (loss) from investment operations	(2.12)	2.03	1.13	1.24	1.78
Less dividends/distributions:
From net investment income	(0.05)	(0.02)	(0.04)	(0.02)	(0.00	)(3)
From net realized gains	(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(1.04)	(0.95)	(1.09)	(1.94)	(0.00)
Net asset value, end of year	$8.26	$11.42	$10.34	$10.30	$11.00
Total investment return(2)	(19.83)%	20.24%	11.26%	11.62%	19.34%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,795	$15,919	$15,683	$17,235	$19,530
Ratio of expenses to average net assets:
Before expense reimbursement	2.10%	2.06%	2.08%	2.19%	2.17%
After expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.60%	0.37%	0.32%	0.34%	0.11%
Portfolio turnover	52%	27%	41%	49%	170%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.71	$10.58	$10.52	$11.22	$9.33
Income (loss) from investment operations:
Net investment income(1)	0.16	0.15	0.14	0.14	0.11
Net realized and unrealized gain (loss) from investment activities	(2.25)	2.05	1.12	1.24	1.80
Total income (loss) from investment operations	(2.09)	2.20	1.26	1.38	1.91
Less dividends/distributions:
From net investment income	(0.17)	(0.14)	(0.15)	(0.16)	(0.02)
From net realized gains	(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(1.16)	(1.07)	(1.20)	(2.08)	(0.02)
Net asset value, end of year	$8.46	$11.71	$10.58	$10.52	$11.22
Total investment return(2)	(19.15)%	21.52%	12.37%	12.74%	20.49%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$5,694	$9,074	$7,172	$5,760	$4,516
Ratio of expenses to average net assets:
Before expense reimbursement	1.13%	1.06%	1.06%	1.13%	1.27%
After expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.60%	1.36%	1.32%	1.34%	1.10%
Portfolio turnover	52%	27%	41%	49%	170%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,		For the period ended
	2008	2007	June 30, 2006(3)
Net asset value, beginning of period	$11.13	$9.60	$10.15
Income (loss) from investment operations:
Net investment loss(1)	(0.11)	(0.10)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(0.69)	1.63	(0.53)
Total income (loss) from investment operations	(0.80)	1.53	(0.55)
Less dividends/distributions:
From net investment income	(0.03)	—	—
From net realized gains	(0.25)	—	—
Total dividends/distributions	(0.28)	—	—
Net asset value, end of period	$10.05	$11.13	$9.60
Total investment return(2)	(7.34)%	15.94%	(5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$579	$261	$162
Ratio of expenses to average net assets:
Before expense reimbursement	4.58%	4.61%	6.59	%(4)
After expense reimbursement	1.45%	1.45%	1.45	%(4)
Ratio of net investment loss to average net assets	(1.05)%	(0.99)%	(0.87	)%(4)
Portfolio turnover	115%	72%	12%

	Class C
	Year ended June 30,		For the period ended
	2008	2007	June 30, 2006(5))
Net asset value, beginning of period	$11.03	$9.58	$10.41
Income (loss) from investment operations:
Net investment loss(1)	(0.19)	(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	(0.68)	1.62	(0.80)
Total income (loss) from investment operations	(0.87)	1.45	(0.83)
Less dividends/distributions:
From net investment income	(0.01)	—	—
From net realized gains	(0.25)	—	—
Total dividends/distributions	(0.26)	—	—
Net asset value, end of period	$9.90	$11.03	$9.58
Total investment return(2)	(8.03)%	15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$142	$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement	5.49%	5.10%	7.52	%(4)
After expense reimbursement	2.20%	2.20%	2.20	%(4)
Ratio of net investment loss to average net assets	(1.78)%	(1.73)%	(1.62	)%(4)
Portfolio turnover	115%	72%	12%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period March 31, 2006 (commencement of issuance) through June 30, 2006.

(4)  Annualized.

(5)  For the period April 21, 2006 (commencement of issuance) through June 30, 2006.

(6)  For the period March 27, 2006 (commencement of issuance) through June 30, 2006.

	Class Y
	Year ended June 30,		For the period ended
	2008	2007	June 30, 2006(6)
Net asset value, beginning of period	$11.15	$9.61	$10.00
Income (loss) from investment operations:
Net investment loss(1)	(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(0.68)	1.62	(0.37)
Total income (loss) from investment operations	(0.77)	1.55	(0.39)
Less dividends/distributions:
From net investment income	(0.03)	(0.01)	—
From net realized gains	(0.25)	—	—
Total dividends/distributions	(0.28)	(0.01)	—
Net asset value, end of period	$10.10	$11.15	$9.61
Total investment return(2)	(6.98)%	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,192	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement	4.12%	4.31%	5.90	%(4)
After expense reimbursement	1.20%	1.20%	1.20	%(4)
Ratio of net investment loss to average net assets	(0.80)%	(0.73)%	(0.61	)%(4)
Portfolio turnover	115%	72%	12%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.94	$14.41	$13.65	$12.41	$10.00
Income (loss) from investment operations:
Net investment loss(1)	(0.12)	(0.14)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) from investment activities	(1.47)	2.14	1.45	1.55	2.55
Total income (loss) from investment operations	(1.59)	2.00	1.33	1.44	2.44
Distributions from net realized gains	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of year	$13.31	$15.94	$14.41	$13.65	$12.41
Total investment return(2)	(10.25)%	14.18%	9.88%	11.63%	24.45%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$92,759	$149,362	$151,731	$110,795	$73,833
Ratio of expenses to average net assets:
Before expense reimbursement	1.47%	1.65%	1.50%	1.59%	1.56%
After expense reimbursement	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.81)%	(0.93)%	(0.82)%	(0.88)%	(0.90)%
Portfolio turnover	51%	34%	49%	50%	75%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.25	$13.91	$13.29	$12.17	$9.89
Income (loss) from investment operations:
Net investment loss(1)	(0.22)	(0.24)	(0.22)	(0.20)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(1.40)	2.05	1.41	1.52	2.51
Total income (loss) from investment operations	(1.62)	1.81	1.19	1.32	2.31
Distributions from net realized gains	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of year	$12.59	$15.25	$13.91	$13.29	$12.17
Total investment return(2)	(10.94)%	13.32%	9.09%	10.86%	23.40%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$661	$1,798	$5,598	$9,592	$11,683
Ratio of expenses to average net assets:
Before expense reimbursement	2.20%	2.29%	2.39%	2.53%	2.55%
After expense reimbursement	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.58)%	(1.69)%	(1.57)%	1.63%	(1.62)%
Portfolio turnover	51%	34%	49%	50%	75%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.23	$13.89	$13.28	$12.16	$9.88
Income (loss) from investment operations:
Net investment loss(1)	(0.21)	(0.24)	(0.22)	(0.20)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(1.41)	2.05	1.40	1.52	2.51
Total income (loss) from investment operations	(1.62)	1.81	1.18	1.32	2.31
Distributions from net realized gains	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of year	$12.57	$15.23	$13.89	$13.28	$12.16
Total investment return(2)	(10.95)%	13.33%	9.02%	10.87%	23.43%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$6,042	$7,877	$8,329	$8,661	$9,580
Ratio of expenses to average net assets:
Before expense reimbursement	2.25%	2.28%	2.31%	2.45%	2.54%
After expense reimbursement	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.55)%	(1.68)%	(1.57)%	(1.63)%	(1.63)%
Portfolio turnover	51%	34%	49%	50%	75%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$16.38	$14.75	$13.93	$12.63	$10.15
Income (loss) from investment operations:
Net investment loss(1)	(0.08)	(0.10)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) from investment activities	(1.52)	2.20	1.47	1.58	2.59
Total income (loss) from investment operations	(1.60)	2.10	1.39	1.50	2.51
Distributions from net realized gains	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of year	$13.74	$16.38	$14.75	$13.93	$12.63
Total investment return(2)	(10.03)%	14.54%	10.12%	11.90%	24.78%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$272,666	$303,029	$269,696	$146,725	$91,406
Ratio of expenses to average net assets:
Before expense reimbursement	1.12%	1.18%	1.13%	1.14%	1.21%
After expense reimbursement	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.55)%	(0.68)%	(0.57)%	(0.63)%	(0.66)%
Portfolio turnover	51%	34%	49%	50%	75%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2008	2007	2006		June 30, 2005(4)
Net asset value, beginning of period	$10.05	$10.14	$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.34	0.35	0.28		0.03
Net realized and unrealized gain (loss) from investment activities	(2.13)	(0.06)	0.18		(0.02)
Total income (loss) from investment operations	(1.79)	0.29	0.46		0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.45)	(0.30)	(0.29)		(0.03)
From net realized gains	—	(0.08)	(0.01)		—
Total dividends/distributions	(0.45)	(0.38)	(0.30)		(0.03)
Net asset value, end of period	$7.81	$10.05	$10.14		$9.98
Total investment return(2)	(18.07)%	2.87%	4.65%		0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$50,761	$257,180	$212,983		$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.99%	0.95%	0.96%		1.31	%(5)
After expense reimbursement/recoupment	0.99%	0.95%	0.99	%(3)	1.00	%(5)
Ratio of net investment income to average net assets	3.68%	3.43%	2.78%		1.75	%(5)
Portfolio turnover	33%	56%	96%		22%

	Class C
	Year ended June 30,					For the period ended
	2008	2007		2006		June 30, 2005(4))
Net asset value, beginning of period	$10.04	$10.14		$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.31	0.31		0.24		0.02
Net realized and unrealized gain (loss) from investment activities	(2.12)	(0.06)		0.18		(0.02)
Total income (loss) from investment operations	(1.81)	0.25		0.42		—
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.42)	(0.27)		(0.25)		(0.02)
From net realized gains	—	(0.08)		(0.01)		—
Total dividends/distributions	(0.42)	(0.35)		(0.26)		(0.02)
Net asset value, end of period	$7.81	$10.04		$10.14		$9.98
Total investment return(2)	(18.27)%	2.42%		4.30%		0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,971	$37,548		$30,618		$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.32%	1.29%		1.32%		1.68	%(5)
After expense reimbursement/recoupment	1.32%	1.30	%(3)	1.35	%(3)	1.35	%(5)
Ratio of net investment income to average net assets	3.35%	3.07%		2.42%		1.40	%(5)
Portfolio turnover	33%	56%		96%		22%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class Y
	Year ended June 30,			For the period ended
	2008	2007	2006	June 30, 2005(4)
Net asset value, beginning of period	$10.05	$10.15	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.36	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(2.12)	(0.07)	0.19	(0.02)
Total income (loss) from investment operations	(1.76)	0.30	0.49	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.48)	(0.32)	(0.31)	(0.03)
From net realized gains	—	(0.08)	(0.01)	—
Total dividends/distributions	(0.48)	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$7.81	$10.05	$10.15	$9.98
Total investment return(2)	(17.92)%	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$187,445	$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.76%	0.75%	0.77%	1.11	%(5)
After expense reimbursement/recoupment	0.76%	0.75%	0.77%	0.85	%(5)
Ratio of net investment income to average net assets	3.92%	3.63%	3.00%	1.90	%(5)
Portfolio turnover	33%	56%	96%	22%

(3)  The investment advisor recouped expenses previously reimbursed by the investment advisor on behalf of the Fund, not to exceed the expense cap.

(4)  For the period April 27, 2005 (commencement of issuance) through June 30, 2005.

(5)  Annualized.

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.41	$9.50	$9.83	$9.87	$10.24
Income (loss) from investment operations:
Net investment income(1)	0.27	0.26	0.19	0.17	0.19
Net realized and unrealized gain (loss) from investment activities	(0.08)	(0.10)	(0.15)	0.34	0.35
Total income (loss) from investment operations	0.19	0.16	0.04	0.51	0.54
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.43)	(0.25)	(0.37)	(0.55)	(0.91)
Net asset value, end of year	$9.17	$9.41	$9.50	$9.83	$9.87
Total investment return(2)	1.94%	1.67%	0.51%	5.05%	5.21%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$12,123	$14,093	$15,546	$16,701	$14,610
Ratio of expenses to average net assets:
Before expense reimbursement	1.31%	1.40%	1.48%	1.48%	1.55%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.81%	2.67%	1.97%	1.65%	1.84%
Portfolio turnover	137%	74%	114%	112%	186%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.43	$9.52	$9.85	$9.88	$10.25
Income (loss) from investment operations:
Net investment income(1)	0.20	0.18	0.12	0.09	0.11
Net realized and unrealized gain (loss) from investment activities	(0.08)	(0.09)	(0.15)	0.35	0.35
Total income (loss) from investment operations	0.12	0.09	(0.03)	0.44	0.46
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.35)	(0.18)	(0.30)	(0.47)	(0.83)
Net asset value, end of year	$9.20	$9.43	$9.52	$9.85	$9.88
Total investment return(2)	1.27%	0.90%	(0.26)%	4.29%	4.38%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$131	$215	$420	$1,153	$1,536
Ratio of expenses to average net assets:
Before expense reimbursement	2.20%	2.17%	2.25%	2.30%	2.33%
After expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	2.06%	1.92%	1.22%	0.90%	1.09%
Portfolio turnover	137%	74%	114%	112%	186%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.38	$9.47	$9.81	$9.85	$10.23
Income (loss) from investment operations:
Net investment income(1)	0.22	0.21	0.14	0.12	0.14
Net realized and unrealized gain (loss) from investment activities	(0.07)	(0.10)	(0.15)	0.35	0.34
Total income (loss) from investment operations	0.15	0.11	(0.01)	0.47	0.48
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.38)	(0.20)	(0.33)	(0.51)	(0.86)
Net asset value, end of year	$9.15	$9.38	$9.47	$9.81	$9.85
Total investment return(2)	1.56%	1.17%	(0.09)%	4.60%	4.64%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,716	$1,491	$2,426	$3,081	$3,451
Ratio of expenses to average net assets:
Before expense reimbursement	1.79%	1.77%	1.88%	1.92%	1.99%
After expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.31%	2.17%	1.47%	1.15%	1.34%
Portfolio turnover	137%	74%	114%	112%	186%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.45	$10.51	$10.84	$10.83	$11.16
Income (loss) from investment operations:
Net investment income(1)	0.32	0.31	0.23	0.21	0.23
Net realized and unrealized gain (loss) from investment activities	(0.08)	(0.10)	(0.17)	0.38	0.38
Total income (loss) from investment operations	0.24	0.21	0.06	0.59	0.61
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.45)	(0.27)	(0.39)	(0.58)	(0.94)
Net asset value, end of year	$10.24	$10.45	$10.51	$10.84	$10.83
Total investment return(2)	2.28%	2.03%	0.65%	5.36%	5.43%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$52,620	$107,465	$80,536	$52,345	$41,016
Ratio of expenses to average net assets:
Before expense reimbursement	1.04%	1.03%	1.16%	1.16%	1.24%
After expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.06%	2.93%	2.22%	1.90%	2.09%
Portfolio turnover	137%	74%	114%	112%	186%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$6.92	$6.89	$7.14	$7.06	$6.84
Income (loss) from investment operations:
Net investment income(1)	0.51	0.50	0.55	0.57	0.58
Net realized and unrealized gain (loss) from investment activities	(0.75)	0.08	(0.24)	0.10	0.22
Total income (loss) from investment operations	(0.24)	0.58	0.31	0.67	0.80
Less dividends/distributions:
From net investment income	(0.49)	(0.55)	(0.56)	(0.59)	(0.58)
Net asset value, end of year	$6.19	$6.92	$6.89	$7.14	$7.06
Total investment return(2)	(3.55)%	8.60%	4.48%	9.66%	12.15%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$40,582	$45,031	$51,121	$66,677	$72,614
Ratio of expenses to average net assets:
Before expense reimbursement	1.29%	1.28%	1.37%	1.28%	1.31%
After expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	7.81%	7.16%	7.86%	7.83%	8.27%
Portfolio turnover	39%	46%	64%	61%	80%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$6.93	$6.89	$7.14	$7.06	$6.83
Income (loss) from investment operations:
Net investment income(1)	0.46	0.45	0.50	0.51	0.53
Net realized and unrealized gain (loss) from investment activities	(0.75)	0.09	(0.25)	0.10	0.23
Total income (loss) from investment operations	(0.29)	0.54	0.25	0.61	0.76
Less dividends/distributions:
From net investment income	(0.44)	(0.50)	(0.50)	(0.53)	(0.53)
Net asset value, end of year	$6.20	$6.93	$6.89	$7.14	$7.06
Total investment return(2)	(4.27)%	7.93%	3.69%	8.79%	11.48%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,480	$2,386	$2,497	$3,945	$7,844
Ratio of expenses to average net assets:
Before expense reimbursement	2.07%	2.04%	2.09%	1.99%	2.05%
After expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	7.02%	6.42%	7.11%	7.08%	7.53%
Portfolio turnover	39%	46%	64%	61%	80%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$6.93	$6.89	$7.14	$7.06	$6.84
Income (loss) from investment operations:
Net investment income(1)	0.48	0.47	0.52	0.53	0.55
Net realized and unrealized gain (loss) from investment activities	(0.76)	0.08	(0.25)	0.10	0.22
Total income (loss) from investment operations	(0.28)	0.55	0.27	0.63	0.77
Less dividends/distributions:
From net investment income	(0.46)	(0.51)	(0.52)	(0.55)	(0.55)
Net asset value, end of year	$6.19	$6.93	$6.89	$7.14	$7.06
Total investment return(2)	(4.03)%	8.05%	3.95%	9.09%	11.59%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$8,453	$11,330	$12,177	$15,389	$17,499
Ratio of expenses to average net assets:
Before expense reimbursement	1.79%	1.78%	1.86%	1.79%	1.82%
After expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	7.31%	6.66%	7.36%	7.33%	7.78%
Portfolio turnover	39%	46%	64%	61%	80%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$6.96	$6.92	$7.17	$7.10	$6.87
Income (loss) from investment operations:
Net investment income(1)	0.53	0.52	0.57	0.59	0.61
Net realized and unrealized gain (loss) from investment activities	(0.75)	0.09	(0.24)	0.09	0.23
Total income (loss) from investment operations	(0.22)	0.61	0.33	0.68	0.84
Less dividends/distributions:
From net investment income	(0.51)	(0.57)	(0.58)	(0.61)	(0.61)
Net asset value, end of year	$6.23	$6.96	$6.92	$7.17	$7.10
Total investment return(2)	(3.28)%	8.98%	4.72%	9.82%	12.66%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$99,538	$47,768	$33,015	$30,277	$48,038
Ratio of expenses to average net assets:
Before expense reimbursement	0.99%	0.98%	1.06%	0.96%	0.92%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.92%
Ratio of net investment income to average net assets	8.13%	7.43%	8.11%	8.08%	8.55%
Portfolio turnover	39%	46%	64%	61%	80%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.46	$10.27	$10.73	$10.56	$10.99
Income (loss) from investment operations:
Net investment income(1)	0.25	0.32	0.40	0.39	0.39
Net realized and unrealized gain (loss) from investment activities	(1.06)	0.24	(0.42)	0.20	(0.37)
Total income (loss) from investment operations	(0.81)	0.56	(0.02)	0.59	0.02
Redemption fees	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.53)	(0.37)	(0.44)	(0.42)	(0.45)
Net asset value, end of year	$9.13	$10.46	$10.27	$10.73	$10.56
Total investment return(2)	(8.03)%	5.39%	(0.07)%	5.72%	0.18%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,330	$29,356	$31,285	$34,282	$31,420
Ratio of expenses to average net assets:
Before expense reimbursement	1.02%	1.07%	1.07%	1.19%	1.11%
After expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.50%	3.08%	3.79%	3.61%	3.58%
Portfolio turnover	192%	209%	229%	174%	137%
	Class B
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.47	$10.28	$10.74	$10.56	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.18	0.25	0.32	0.31	0.30
Net realized and unrealized gain (loss) from investment activities	(1.07)	0.23	(0.42)	0.21	(0.36)
Total income (loss) from investment operations	(0.89)	0.48	(0.10)	0.52	(0.06)
Redemption fees	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.45)	(0.29)	(0.36)	(0.34)	(0.35)
Net asset value, end of year	$9.14	$10.47	$10.28	$10.74	$10.56
Total investment return(2)	(8.72)%	4.70%	(0.93)%	4.96%	(0.55)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$250	$442	$808	$1,620	$2,043
Ratio of expenses to average net assets:
Before expense reimbursement	1.91%	1.84%	1.83%	2.00%	2.00%
After expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	1.77%	2.39%	3.04%	2.86%	2.82%
Portfolio turnover	192%	209%	229%	174%	137%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.45	$10.26	$10.72	$10.55	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.20	0.27	0.34	0.33	0.33
Net realized and unrealized gain (loss) from investment activities	(1.05)	0.24	(0.41)	0.22	(0.37)
Total income (loss) from investment operations	(0.85)	0.51	(0.07)	0.55	(0.04)
Redemption fees	—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.48)	(0.32)	(0.39)	(0.38)	(0.39)
Net asset value, end of year	$9.12	$10.45	$10.26	$10.72	$10.55
Total investment return(2)	(8.58)%	4.98%	(0.67)%	5.25%	(0.37)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,117	$1,525	$1,530	$2,068	$2,195
Ratio of expenses to average net assets:
Before expense reimbursement	1.58%	1.55%	1.56%	1.64%	1.65%
After expense reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.01%	2.56%	3.29%	3.11%	3.08%
Portfolio turnover	192%	209%	229%	174%	137%
	Class Y
	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.46	$10.27	$10.72	$10.57	$11.01
Income (loss) from investment operations:
Net investment income(1)	0.28	0.34	0.42	0.41	0.41
Net realized and unrealized gain (loss) from investment activities	(1.06)	0.25	(0.41)	0.21	(0.37)
Total income (loss) from investment operations	(0.78)	0.59	0.01	0.62	0.04
Redemption fees	—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.55)	(0.40)	(0.46)	(0.47)	(0.48)
Net asset value, end of year	$9.13	$10.46	$10.27	$10.72	$10.57
Total investment return(2)	(7.78)%	5.76%	0.14%	5.95%	0.40%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$102,473	$163,172	$105,526	$109,568	$89,281
Ratio of expenses to average net assets:
Before expense reimbursement	0.78%	0.76%	0.82%	0.78%	0.80%
After expense reimbursement	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.77%	3.27%	4.04%	3.86%	3.83%
Portfolio turnover	192%	209%	229%	174%	137%

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.  Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fifteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:  Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other

The UBS Funds—Notes to financial statements

instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30,2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). This standard requires enhanced disclosures

The UBS Funds—Notes to financial statements

about the Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

B.  Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of investments.

C.  Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.  Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in

The UBS Funds—Notes to financial statements

value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.  Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.  Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.  Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The UBS Funds—Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At June 30, 2008, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	GBP	42,300,000	01/19/36	—	(1)	3.0550	%(2)	$(18,097,643)
Citigroup	USD	1,179,000,000	07/03/08	2.6838	%(3)	2.7310	(2)	140,778
Citigroup	USD	1,210,000,000	07/03/08	2.6838	(3)	2.6375	(2)	(141,421)
Citigroup	USD	1,099,000,000	08/02/08	2.8500	(3)	2.5800	(2)	(772,945)
Deutsche Bank AG	GBP	49,000,000	06/27/37	5.2100	(2)	6.0261	(4)	(5,145,794)
Deutsche Bank AG	GBP	65,000,000	06/27/37	—	(1)	3.3150	(2)	(19,423,699)
Deutsche Bank AG	USD	1,198,000,000	07/09/08	2.7100	(3)	2.6500	(2)	(181,579)
Deutsche Bank AG	EUR	236,600,000	07/23/11	—	(5)	4.8517	(2)	(2,254,269)

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	AUD	692,000,000	08/24/11	—	(6)	6.7500	%(2)	$(9,551,764)
Deutsche Bank AG	USD	114,000,000	12/30/11	5.0150	%(2)	2.6963	(3)	(3,639,051)
Deutsche Bank AG	USD	67,000,000	09/19/12	5.6325	(2)	2.8125	(3)	(4,761,480)
Deutsche Bank AG	EUR	55,800,000	07/23/19	4.9477	(2)	—	(5)	400,043
Deutsche Bank AG	AUD	183,500,000	08/24/19	6.5700	(2)	—	(7)	8,058,645
Goldman Sachs International	JPY	2,400,000,000	02/02/37	2.5230	(2)	0.9213	(8)	(339,203)
JPMorgan Chase Bank	USD	142,300,000	06/12/11	—	(9)	5.6100	(2)	3,468,153
JPMorgan Chase Bank	USD	32,800,000	06/12/19	5.8475	(2)	—	(9)	(2,360,226)
Lehman Brothers	USD	20,650,000	07/10/18	3.3500	(2)	—	(10)	226,939
Lehman Brothers	USD	20,650,000	07/10/18	—	(11)	3.5700	(2)	(578,200)
Lehman Brothers	USD	13,150,000	07/31/28	3.7300	(2)	—	(10)	133,004
Lehman Brothers	USD	13,150,000	07/31/28	—	(11)	4.2600	(2)	(630,082)
Merrill Lynch	USD	1,198,000,000	07/09/08	2.7100	(3)	2.6500	(2)	(181,579)
Merrill Lynch	USD	267,800,000	03/15/10	—	(9)	3.1926	(2)	(1,004,481)
Merrill Lynch	GBP	286,300,000	11/09/11	—	(12)	5.3000	(2)	(7,960,334)
Merrill Lynch	USD	93,500,000	08/31/12	—	(9)	3.3652	(2)	(2,842,887)
Merrill Lynch	USD	76,100,000	02/15/15	4.1943	(2)	2.8006	(3)	1,086,666
Merrill Lynch	USD	53,600,000	05/15/16	4.1717	(2)	2.8006	(3)	1,328,083
Merrill Lynch	GBP	70,200,000	11/09/19	5.1000	(2)	—	(12)	3,616,831
Merrill Lynch	USD	10,600,000	07/10/28	3.8300	(2)	—	(10)	(50,592)
Merrill Lynch	USD	10,600,000	07/10/28	—	(11)	4.6500	(2)	(110,240)
Royal Bank of Scotland PLC	JPY	1,600,000,000	05/09/35	2.2513	(2)	0.9834	(8)	628,630
Royal Bank of Scotland PLC	GBP	57,000,000	12/09/35	4.3175	(2)	6.1013	(4)	9,825,512
Royal Bank of Scotland PLC	JPY	1,500,000,000	03/02/36	2.4625	(2)	1.0050	(8)	(33,178)
								$(51,147,363)

(1)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 3 month LIBOR (USD BBA)

(4)  Rate based on 6 month LIBOR (GBP BBA).

(5)  Rate based on 6 month EURIBOR (EUR EURIBOR). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(6)  Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(7)  Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(8)  Rate based on 6 month LIBOR (JPY BBA)

(9)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(10)  Rate based on SIFMA Municipal Swap Index (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(11)  Rate based on MMD Municipal Swap Index (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(12)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

The UBS Funds—Notes to financial statements

BBA      British Banking Association

BBSW    Bank Bill Swap Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR    London Interbank Offered Rate

MMD    Municipal Market Data

SIFMA    Securities Industry and Financial Markets Association

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Global Allocation Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	124,400,000	03/17/10	2.8125	%(1)	2.6212	%(2)	$(869,426)

(1)  Rate based on 3 month LIBOR (USD BBA)

(2)  Payments received are based on the notional amount.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	GBP	1,460,000	03/28/37	—	(1)	3.1280	%(2)	$(555,524)
Goldman Sachs International	GBP	1,980,000	03/28/37	4.7420	%(2)	5.9756	(3)	82,877
								$(472,647)

(1)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 6 month LIBOR (GBP BBA)

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

GBP  Great Britain Pound

UBS Global Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	GBP	4,900,000	06/13/10	6.1900	%(1)	6.3500	%(2)	$26,856

(1)  Rate based on 6 month LIBOR (USD BBA)

(2)  Payments received are based on the notional amount.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

GBP  Great Britain Pound

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	75,000,000	07/03/08	2.6838	%(1)	2.6375	%(2)	$(8,766)
Citigroup	USD	76,000,000	07/03/08	2.6838	(1)	2.7310	(2)	9,075
Citigroup	USD	71,000,000	08/02/08	2.8500	(1)	2.5800	(2)	(49,935)
Deutsche Bank AG	USD	71,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(10,761)
Deutsche Bank AG	EUR	18,100,000	07/23/11	—	(3)	4.8517	(2)	(172,453)
Deutsche Bank AG	AUD	52,000,000	08/24/11	—	(4)	6.7500	(2)	(717,762)
Deutsche Bank AG	EUR	4,200,000	07/23/19	4.9477	(2)	—	(3)	30,111
Deutsche Bank AG	AUD	14,000,000	08/24/19	6.5700	(2)	—	(5)	614,829
Goldman Sachs International	USD	19,600,000	03/17/10	2.8125	(1)	2.6212	(2)	(136,984)
JPMorgan Chase Bank	USD	15,800,000	06/12/11	—	(6)	5.6100	(2)	385,079
JPMorgan Chase Bank	USD	3,600,000	06/12/19	5.8475	(2)	—	(6)	(259,049)
Lehman Brothers	USD	1,575,000	07/10/18	3.3500	(2)	—	(7)	17,309
Lehman Brothers	USD	1,575,000	07/10/18	—	(8)	3.5700	(2)	(44,100)
Lehman Brothers	USD	850,000	07/31/28	3.7300	(2)	—	(7)	8,597
Lehman Brothers	USD	850,000	07/31/28	—	(8)	4.2600	(2)	(40,728)
Merrill Lynch	USD	71,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(10,761)
Merrill Lynch	GBP	20,700,000	11/09/11	—	(9)	5.3000	(2)	(575,546)
Merrill Lynch	USD	9,700,000	08/31/12	—	(6)	3.3652	(2)	(294,931)
Merrill Lynch	USD	5,600,000	05/15/16	4.1717	(2)	2.8006	(1)	138,755
Merrill Lynch	GBP	5,000,000	11/09/19	5.1000	(2)	—	(9)	257,608
Merrill Lynch	USD	700,000	07/10/28	3.8300	(2)	—	(7)	(3,341)
Merrill Lynch	USD	700,000	07/10/28	—	(8)	4.6500	(2)	(7,280)
								$(871,034)

(1)  Rate based on 3 month LIBOR (USD BBA)

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 6 month EURIBOR (EUR EURIBOR). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(4)  Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(5)  Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(6)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(7)  Rate based on SIFMA Municipal Swap Index (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(8)  Rate based on MMD Municipal Swap Index (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

(9)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.

BBA    British Banking Association

BBSW  Bank Bill Swap Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

MMD  Municipal Market Data

SIFMA  Securities Industry and Financial Markets Association

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

The UBS Funds—Notes to financial statements

At June 30, 2008, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund had outstanding credit default swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	USD	111,000,000	12/20/11	1.4000	%(1)	—	(2)	$2,810,588
Barclays Bank PLC	USD	57,000,000	06/20/12	1.2500	(1)	—	(3)	2,055,473
Deutsche Bank AG	USD	13,000,000	08/25/37	—	(4)	0.0900	%(1)	(6,606,721)
Deutsche Bank AG	USD	13,200,000	12/20/12	0.6000	(1)	—	(5)	450,258
Deutsche Bank AG	USD	30,000,000	12/20/12	2.2500	(1)	—	(6)	1,398,750
Deutsche Bank AG	USD	51,000,000	12/20/12	1.7500	(1)	—	(7)	1,337,537
Deutsche Bank AG	USD	2,300,000	06/20/13	8.1000	(1)	—	(8)	137,470
Goldman Sachs International	USD	4,350,000	09/20/08	—	(9)	6.0000	(1)	30,508
Goldman Sachs International	USD	19,800,000	12/20/12	3.7500	(1)	—	(10)	1,718,178
Goldman Sachs International	USD	30,000,000	12/20/12	2.2500	(1)	—	(6)	1,398,750
Goldman Sachs International	USD	133,000,000	12/20/12	—	(11)	3.7500	(1)	(11,425,884)
Goldman Sachs International	USD	19,500,000	06/20/13	5.0000	(1)	—	(12)	1,149,921
Goldman Sachs International	USD	110,000,000	06/20/13	—	(13)	1.5500	(1)	654,742
Goldman Sachs International	USD	169,000,000	06/20/13	—	(12)	5.0000	(1)	(9,965,981)
JPMorgan Chase Bank	EUR	55,000,000	06/20/13	—	(14)	6.5000	(1)	3,868,172
								$(10,988,239)

(1)  Payments made or received are based on the notional amount.

(2)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 6 Index.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 7 Index.

(4)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.AAA Series 7 Index.

(5)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

(6)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 9 Index.

(7)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 8 Index.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the INEOS Group Holdings PLC. 7.875% bond, due 02/15/16.

(9)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc 4.000% bond, due 03/22/11.

(10)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 9 Index.

(11)  Payment to the counterparty of $131,670,000 will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 9 Index.

(12)  Payment to/from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

(13)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

(14)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 9 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	4,675,000	08/25/37	—	(1)	0.0900	%(2)	$(2,375,878)
Merrill Lynch	USD	3,100,000	08/25/37	—	(1)	0.0900	(2)	(1,575,449)
								$(3,951,327)

(1)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.AAA Series 7 Index.

(2)  Payments made are based on the notional amount.

Currency type abbreviation:

USD  United States Dollar

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,650,000	12/20/11	0.3800	%(1)	—	(2)	$(758)
Deutsche Bank AG	USD	3,050,000	06/20/13	2.6500	(1)	—	(3)	(14,683)
Deutsche Bank AG	USD	9,100,000	06/20/13	1.5500	(1)	—	(4)	(54,165)
Goldman Sachs International	EUR	1,650,000	03/20/12	—	(5)	0.1400	%(1)	(73,652)
Goldman Sachs International	USD	2,650,000	12/20/12	1.4500	(1)	—	(6)	37,478
Goldman Sachs International	EUR	5,100,000	06/20/13	2.6000	(1)	—	(7)	(240,058)
Goldman Sachs International	USD	6,600,000	06/20/18	—	(8)	0.5390	(1)	30,017
Goldman Sachs International	USD	6,600,000	06/20/18	—	(9)	0.5140	(1)	26,764
JPMorgan Chase Bank	EUR	5,100,000	06/20/13	6.5000	(1)	—	(10)	(358,685)
Merrill Lynch	USD	2,300,000	12/20/12	0.9000	(1)	—	(11)	109,308
Merrill Lynch	USD	13,100,000	06/20/13	5.0000	(1)	—	(12)	772,511
								$234,077

(1)  Payments made or received are based on the notional amount.

(2)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company 6.375% bond, due 07/15/28.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 9 Index.

(4)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Suisse Group 3.125% bond, due 09/14/12.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings, Inc 5.500% bond, due 05/19/13.

(7)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 9 Index.

(8)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

(9)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

(10)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 9 Index.

The UBS Funds—Notes to financial statements

(11)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AIG Inc. 4.250% bond, due 05/15/13.

(12)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Global Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	1,000,000	09/20/08	—	(1)	5.0000	%(2)	$(52,203)
Goldman Sachs International	EUR	750,000	04/05/13	0.4800	%(2)	—	(3)	99,977
Goldman Sachs International	EUR	750,000	06/28/13	0.3000	(2)	—	(4)	31,897
Goldman Sachs International	EUR	750,000	04/10/14	0.6900	(2)	—	(5)	37,693
JPMorgan Chase Bank	USD	2,040,000	03/20/18	—	(6)	1.0500	(2)	61,777
JPMorgan Chase Bank	USD	2,260,000	03/20/18	—	(6)	1.0500	(2)	68,439
								$247,580

(1)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(2)  Payments made or received are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Clariant AG 4.375% bond, due 04/05/13.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Swedish Match AB 4.625% bond, due 06/28/13.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Casino Guichard-Perrachon 6.000% bond, due 02/27/12.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS High Yield Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	1,000,000	09/20/08	—	(1)	5.0000	%(2)	$(52,203)
Goldman Sachs International	USD	1,200,000	09/20/08	—	(3)	6.0000	(2)	8,416
Goldman Sachs International	USD	11,880,000	12/20/12	3.7500	%(2)	—	(4)	1,030,907
								$987,120

(1)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(2)  Payments made or received are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc. 4.000% bond, due 03/22/11.

(4)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 9 Index.

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	1,450,000	08/25/37	—	(1)	0.0900	%(2)	$(736,903)
JPMorgan Chase Bank	USD	700,000	09/20/08	—	(3)	3.0000	(2)	63
Merrill Lynch	USD	1,000,000	08/25/37	—	(1)	0.0900	(2)	(508,209)
								$(1,245,049)

(1)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.AAA Series 7 Index.

(2)  Payments received are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.750% bond, due 02/01/14.

Currency type abbreviation:

USD  United States Dollar

At June 30, 2008, UBS Dynamic Alpha Fund, UBS Global Frontier Fund and UBS Absolute Return Bond Fund had outstanding total return swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Merrill Lynch	GBP	12,990,000	03/31/10	—	(1)	4.5000	%(2)	$(479,877)
Merrill Lynch	GBP	28,390,000	03/31/11	—	(1)	1.2500	(2)	(1,145,819)
								$(1,625,696)

(1)  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

(2)  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

UBS Global Frontier Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	61,379,443	09/01/10	2.4513	%(1)	—	(2)	$(4,112,672)

(1)    Payment made based on 1 month LIBOR (USD BBA) plus 65 basis points.

(2)    Payment is equal to the total return of the UBS Global Securities Relationship Fund.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	BRL	2,575,000	05/15/45	$2,226,497	(1)	—	(2)	$2,521,511

(1)  Payment made 05/22/07 to fully fund the swap.

(2)  Rate is equal to the total return of the Federative Republic of Brazil Nota do Tesouro Nacional Serie B 6.000% bond, due 05/15/45.

Currency type abbreviation:

BRL  Brazilian Real

I.  Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended June 30, 2008 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2007	860	$1,084,823
Options written	26,745	19,540,723
Options terminated in closing purchase transactions	(12,006)	(11,805,226)
Options expired prior to exercise	(15,379)	(8,688,668)
Options outstanding at June 30, 2008	220	$131,652

The UBS Funds—Notes to financial statements

Written option activity for the year ended June 30, 2008 for UBS U.S. Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2007	1,620	$282,351
Options written	4,582	788,545
Options terminated in closing purchase transactions	(2,464)	(660,739)
Options expired prior to exercise	(3,738)	(410,157)
Options outstanding at June 30, 2008	—	$—

J.  Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.  Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

The UBS Dynamic Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. There were no short positions, as of June 30, 2008, for any of these funds.

L.  Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net investment income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net investment income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

The UBS Funds—Notes to financial statements

differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

M.  Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.  Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2008, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$210,746
UBS Global Equity Fund	13,490
UBS U.S. Equity Alpha Fund	25,796
UBS U.S. Large Cap Equity Fund	121,447
UBS U.S. Large Cap Value Equity Fund	9,058
UBS U.S. Mid Cap Growth Equity Fund	1,275

O.  Redemption fees: Effective on or about March 1, 2007, each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. Prior to March 1, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund charged a 1.00% redemption fee if Class A shares or Class Y shares were sold or exchanged less than 90 days after the

The UBS Funds—Notes to financial statements

purchase date. This amount is paid to the applicable Fund, not UBS Global AM or UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of UBS Global AM. The redemption fees earned by the Funds are disclosed in the Statements of changes in net assets. For the year ended June 30, 2008, redemption fees for the Funds represent less than $0.005 per share, except for Class A and Class B of UBS U.S. Bond Fund which represent $0.01 per share.

2.  Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650	0.650	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400

	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The UBS Funds—Notes to financial statements

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. For the UBS U.S. Equity Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent that total annualized operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) exceed a specified percentage of the Fund's average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2008, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$19,587,546	$—
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	32,751,950	—
UBS Global Frontier Fund	1.40	N/A*	2.15	1.15	1,023,336	218,192
UBS Global Equity Fund	1.25	2.00	2.00	1.00	2,760,505	140,320
UBS International Equity Fund	1.25	2.00	2.00	1.00	1,499,641	222,215
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	1,966,262	26,868
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	6,202,487	—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	601,636	338,489
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	835,271	273,706
UBS U.S. Mid Cap Growth Equity Fund	1.45	N/A*	2.20	1.20	51,111	176,685
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	3,516,405	500,999
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	2,192,114	—
UBS Global Bond Fund	1.15	1.90	1.65	0.90	757,780	159,077
UBS High Yield Fund	1.20	1.95	1.70	0.95	756,813	72,843
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	853,895	310,168

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2008 are subject to repayment through June 30, 2011. For the year ended June 30, 2008, the UBS Global Equity Fund repaid $63,995 of fee waivers and expenses the Advisor had previously reimbursed.

The UBS Funds—Notes to financial statements

At June 30, 2008, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2009	Expires June 30, 2010	Expires June 30, 2011
UBS Global Frontier Fund—Class A	$152,817	$—	$—	$152,817
UBS Global Frontier Fund—Class C	52,934	—	—	52,934
UBS Global Frontier Fund—Class Y	12,442	—	—	12,442
UBS Global Equity Fund—Class A	460,235	194,726	173,962	91,547
UBS Global Equity Fund—Class B	193,148	173,443	17,045	2,660
UBS Global Equity Fund—Class C	246,156	124,069	75,973	46,114
UBS U.S. Equity Alpha Fund—Class A	42,155	—	36,986	5,169
UBS U.S. Equity Alpha Fund—Class C	40,840	—	19,433	21,407
UBS U.S. Equity Alpha Fund—Class Y	292	—	—	292
UBS U.S. Large Cap Growth Fund—Class A	150,321	69,987	48,070	32,264
UBS U.S. Large Cap Growth Fund—Class B	12,218	5,968	2,793	3,457
UBS U.S. Large Cap Growth Fund—Class C	21,521	8,261	6,608	6,652
UBS U.S. Large Cap Growth Fund—Class Y	476,023	55,091	124,815	296,117
UBS U.S. Large Cap Value Equity Fund—Class A	652,606	226,959	207,668	217,979
UBS U.S. Large Cap Value Equity Fund—Class B	17,349	9,897	4,998	2,454
UBS U.S. Large Cap Value Equity Fund—Class C	104,673	39,190	33,252	32,231
UBS U.S. Large Cap Value Equity Fund—Class Y	52,463	14,242	17,179	21,042
UBS U.S. Mid Cap Growth Equity Fund—Class A	22,947	1,575	6,434	14,938
UBS U.S. Mid Cap Growth Equity Fund—Class C	6,782	590	2,011	4,181
UBS U.S. Mid Cap Growth Equity Fund—Class Y	375,230	60,262	157,403	157,565
UBS U.S. Small Cap Growth Fund—Class A	1,064,376	298,049	552,974	213,353
UBS U.S. Small Cap Growth Fund—Class B	41,024	29,642	9,581	1,801
UBS U.S. Small Cap Growth Fund—Class C	59,487	24,460	19,550	15,477
UBS U.S. Small Cap Growth Fund—Class Y	891,633	201,743	419,521	270,369
UBS Global Bond Fund—Class A	114,603	54,977	38,861	20,765
UBS Global Bond Fund—Class B	3,779	2,335	984	460
UBS Global Bond Fund—Class C	10,405	6,123	2,040	2,242
UBS Global Bond Fund—Class Y	408,298	154,935	117,753	135,610
UBS High Yield Fund—Class A	176,496	99,109	42,127	35,260
UBS High Yield Fund—Class B	8,347	4,134	2,009	2,204
UBS High Yield Fund—Class C	40,752	22,658	9,583	8,511
UBS High Yield Fund—Class Y	75,580	37,661	11,051	26,868
UBS U.S. Bond Fund—Class A	176,772	79,152	70,199	27,421
UBS U.S. Bond Fund—Class B	5,403	2,662	1,615	1,126
UBS U.S. Bond Fund—Class C	9,558	3,411	3,139	3,008
UBS U.S. Bond Fund—Class Y	712,316	211,018	222,685	278,613

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2008, the Funds owed and incurred administrative fees as follows:

The UBS Funds—Notes to financial statements

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$285,338	$1,929,771
UBS Global Allocation Fund	588,835	3,640,967
UBS Global Frontier Fund	15,700	80,626
UBS Global Equity Fund	45,555	276,058
UBS International Equity Fund	22,622	140,802
UBS U.S. Equity Alpha Fund	22,553	147,787
UBS U.S. Large Cap Equity Fund	110,039	688,111
UBS U.S. Large Cap Growth Fund	13,504	64,542
UBS U.S. Large Cap Value Equity Fund	14,144	89,629
UBS U.S. Mid Cap Growth Equity Fund	781	4,514
UBS U.S. Small Cap Growth Fund	51,314	310,894
UBS Absolute Return Bond Fund	42,015	299,925
UBS Global Bond Fund	11,939	87,565
UBS High Yield Fund	17,611	94,722
UBS U.S. Bond Fund	19,316	128,288

The Funds may invest in units of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2008 were as follows:

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Emerging Markets Equity Relationship Fund	$266,941,429	$—	$313,826,578	$158,812,641	$(111,927,492)	$—	0.00%
UBS International Equity Relationship Fund	558,286,604	—	560,210,557	127,429,249	(125,505,296)	—	0.00%
UBS Opportunistic Emerging Markets Debt Relationship Fund	46,175,197	—	15,000,000	2,231,387	(2,283,382)	31,123,202	1.70%
UBS Opportunistic High Yield Relationship Fund	39,142,524	—	34,679,962	(3,320,038)	(1,142,524)	—	0.00%

The UBS Funds—Notes to financial statements

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Small-Cap Equity Relationship Fund	$207,949,963	$—	$177,412,973	$14,506,589	$(45,043,579)	$—	0.00%
UBS U.S. Equity Alpha Relationship Fund	355,505,707	—	37,500,000	7,425,034	(64,984,219)	260,446,522	14.22%
UBS U.S. Large Cap Equity Relationship Fund	392,865,068	—	101,700,000	10,484,626	(65,354,106)	236,295,588	12.91%
UBS U.S. Large Cap Growth Equity Relationship Fund	211,030,048	—	45,000,000	10,185,942	210,752	176,426,742	9.63%
	$2,077,896,540	$—	$1,285,330,070	$327,755,430	$(416,029,846)	$704,292,054	38.44%
			UBS Global Allocation Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Corporate Bond Relationship Fund	$98,125,332	$80,000,000	$32,900,000	$3,145,898	$(89,260)	$148,281,970	3.75%
UBS Emerging Markets Equity Relationship Fund	240,393,272	—	231,000,000	138,376,341	(108,736,290)	39,033,323	0.98%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	7,524,790	—	6,591,213	(408,787)	(524,790)	—	0.00%
UBS High Yield Relationship Fund	45,363,209	193,000,000	46,000,000	5,769,055	(3,952,315)	194,179,949	4.92%
UBS Small-Cap Equity Relationship Fund	145,512,115	9,175,000	—	—	(33,062,902)	121,624,213	3.08%
UBS U.S. Securitized Mortgage Relationship Fund	355,316,472	182,825,000	173,750,000	(4,469,968)	(78,414,853)	281,506,651	7.13%
	$892,235,190	$465,000,000	$490,241,213	$142,412,539	$(224,780,410)	$784,626,106	19.86%

The UBS Funds—Notes to financial statements

			UBS Global Frontier Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Corporate Bond Relationship Fund	$—	$4,530,000	$200,000	$3,584	$70,904	$4,404,488	4.01%
UBS High Yield Relationship Fund	—	6,400,000	—	—	47,333	6,447,333	5.87%
UBS International Equity Relationship Fund	—	29,300,000	4,300,000	(33,743)	(2,540,561)	22,425,696	20.42%
UBS U.S. Large Cap Equity Relationship Fund	—	72,600,000	20,450,000	(1,406,218)	(5,145,858)	45,597,924	41.51%
UBS U.S. Large Cap Growth Equity Relationship Fund	—	7,500,000	—	—	169,685	7,669,685	6.98%
UBS U.S. Securitized Mortgage Relationship Fund	—	17,900,000	3,475,000	(667,991)	(2,647,076)	11,109,933	10.11%
	$—	$138,230,000	$28,425,000	$(2,104,368)	$(10,045,573)	$97,655,059	88.90%
			UBS Global Equity Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$24,558,782	$—	$5,800,000	$2,105,627	$(1,423,478)	$19,440,931	6.04%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	2,472,431	—	2,165,649	(134,351)	(172,431)	—	0.00%
UBS U.S. Smaller Cap Equity Completion Relationship Fund	2,371,138	—	2,105,820	(94,180)	(171,138)	—	0.00%
	$29,402,351	$—	$10,071,469	$1,877,096	$(1,767,047)	$19,440,931	6.04%

The UBS Funds—Notes to financial statements

			UBS International Equity Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$10,546,716	$3,000,000	$5,014,472	$812,087	$(403,001)	$8,941,330	6.01%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	2,687,425	—	2,354,003	(145,997)	(187,425)	—	0.00%
	$13,234,141	$3,000,000	$7,368,475	$666,090	$(590,426)	$8,941,330	6.01%
			UBS Absolute Return Bond Fund
Affiliated investment company	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$29,491,317	$—	$7,000,000	$199,052	$(5,834,496)	$16,855,873	6.79%
			UBS Global Bond Fund
Affiliated investment company	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$13,913,833	$7,000,000	$15,700,000	$(1,367,676)	$(1,342,680)	$2,503,477	3.76%
			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Corporate Bond Relationship Fund	$3,171,063	$13,400,000	$900,000	$88,383	$14,487	$15,773,933	13.94%
UBS Opportunistic Emerging Markets Debt Relationship Fund	4,035,065	—	1,500,000	258,575	(257,763)	2,535,877	2.24%

The UBS Funds—Notes to financial statements

			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Opportunistic High Yield Relationship Fund	$12,857,378	$—	$6,100,000	$(378,409)	$(696,269)	$5,682,700	5.02%
UBS U.S. Securitized Mortgage Relationship Fund	53,423,874	19,700,000	35,700,000	(2,731,192)	(8,139,366)	26,553,316	23.46%
	$73,487,380	$33,100,000	$44,200,000	$(2,762,643)	$(9,078,911)	$50,545,826	44.66%

The Funds may invest in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending—net in the Statements of operations. Amounts relating to those investments at June 30, 2008 and for the year then ended were as follows:

Fund	Value 06/30/07	Purchases	Sales proceeds	Net income earned	Value 06/30/08	% of net assets
UBS Dynamic Alpha Fund	$—	$40,016,466	$—	$861,329	$40,016,466	2.18%
UBS Global Allocation Fund	157,415,523	1,166,254,977	1,195,675,143	2,431,782	127,995,357	3.25%
UBS Global Equity Fund	1,330,406	96,267,933	91,275,492	158,712	6,322,847	1.97%
UBS International Equity Fund	6,089,234	76,220,229	75,346,703	196,711	6,962,760	4.68%
UBS U.S. Large Cap Equity Fund	17,042,612	318,367,887	307,330,597	970,878	28,079,902	3.78%
UBS U.S. Large Cap Growth Fund	834,340	43,485,620	43,496,660	46,015	823,300	0.87%
UBS U.S. Large Cap Value Equity Fund	1,287,082	35,602,691	36,275,008	58,428	614,765	0.65%
UBS U.S. Small Cap Growth Fund	14,753,752	184,044,621	110,898,647	902,505	87,899,726	23.62%
UBS Global Bond Fund	5,138,362	99,710,515	100,692,489	225,789	4,156,388	6.24%
UBS High Yield Fund	3,832,781	100,189,963	100,043,696	269,320	3,979,048	2.65%
UBS U.S. Bond Fund	4,566,581	135,885,084	135,563,585	421,863	4,888,080	4.32%

The UBS Funds—Notes to financial statements

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at June 30, 2008 and for the year then ended were as follows:

Fund	Value 06/30/07	Purchases	Sales proceeds	Interest income	Value 06/30/08	% of net assets
UBS Dynamic Alpha Fund	$65,842,675	$2,053,591,964	$2,031,804,787	$4,340,394	$87,629,852	4.78%
UBS Global Frontier Fund	—	111,880,002	111,880,002	264,739	—	0.00%
UBS U.S. Equity Alpha Fund	879,283	86,855,107	87,734,390	56,038	—	0.00%
UBS U.S. Mid Cap Growth Equity Fund	65,133	1,336,485	1,376,605	2,960	25,013	0.42%
UBS Absolute Return Bond Fund	10,485,682	203,592,161	177,760,808	557,197	36,317,035	14.63%

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2008, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$81,034
UBS Global Allocation Fund	35,067
UBS U.S. Equity Alpha Fund	2,898
UBS U.S. Large Cap Equity Fund	16,841
UBS U.S. Large Cap Growth Fund	6,083
UBS U.S. Large Cap Value Equity Fund	1,553
UBS U.S. Mid Cap Growth Equity Fund	405
UBS U.S. Small Cap Growth Fund	38,953

3.  Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00

The UBS Funds—Notes to financial statements

Fund	Class A	Class B	Class C
UBS U.S. Mid Cap Growth Equity Fund	0.25%	N/A*	1.00%
UBS U.S. Small Cap Growth Fund	0.25	1.00%	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2008, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2008, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$263,735	$858,604
UBS Dynamic Alpha Fund—Class B	13,246	101,436
UBS Dynamic Alpha Fund—Class C	283,395	153,838
UBS Global Allocation Fund—Class A	525,948	3,026,174
UBS Global Allocation Fund—Class B	79,357	284,505
UBS Global Allocation Fund—Class C	865,977	142,739
UBS Global Frontier Fund—Class A	17,790	1,146,300
UBS Global Frontier Fund—Class C	20,194	20,108
UBS Global Equity Fund—Class A	25,845	27,042
UBS Global Equity Fund—Class B	3,337	7,643
UBS Global Equity Fund—Class C	31,560	352
UBS International Equity Fund—Class A	3,773	23,105
UBS International Equity Fund—Class B	283	508
UBS International Equity Fund—Class C	1,728	1,028
UBS U.S. Equity Alpha Fund—Class A	22,848	181,704
UBS U.S. Equity Alpha Fund—Class C	20,622	20,736
UBS U.S. Large Cap Equity Fund—Class A	20,236	48,114
UBS U.S. Large Cap Equity Fund—Class B	558	1,250
UBS U.S. Large Cap Equity Fund—Class C	5,839	730
UBS U.S. Large Cap Growth Fund—Class A	2,913	28,616
UBS U.S. Large Cap Growth Fund—Class B	1,076	728
UBS U.S. Large Cap Growth Fund—Class C	2,506	31
UBS U.S. Large Cap Value Equity Fund—Class A	19,094	18,316
UBS U.S. Large Cap Value Equity Fund—Class B	419	1,059
UBS U.S. Large Cap Value Equity Fund—Class C	8,665	816
UBS U.S. Mid Cap Growth Equity Fund—Class A	125	846
UBS U.S. Mid Cap Growth Equity Fund—Class C	527	—
UBS U.S. Small Cap Growth Fund—Class A	20,056	4,915
UBS U.S. Small Cap Growth Fund—Class B	584	2,375

The UBS Funds—Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS U.S. Small Cap Growth Fund—Class C	$5,232	$1,348
UBS Absolute Return Bond Fund—Class A	7,357	38,164
UBS Absolute Return Bond Fund—Class C	4,676	10,374
UBS Global Bond Fund—Class A	2,551	4,252
UBS Global Bond Fund—Class B	100	399
UBS Global Bond Fund—Class C	1,068	365
UBS High Yield Fund—Class A	8,596	32,171
UBS High Yield Fund—Class B	1,454	8,890
UBS High Yield Fund—Class C	5,433	1,021
UBS U.S. Bond Fund—Class A	2,062	15,385
UBS U.S. Bond Fund—Class B	213	989
UBS U.S. Bond Fund—Class C	704	165

4.  Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the year ended June 30, 2008, UBS Financial Services Inc. received from PFPC, not the Funds, total services fees paid by the Funds to PFPC as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$688,668
UBS Global Allocation Fund	1,060,818
UBS Global Frontier Fund	24,706
UBS Global Equity Fund	140,912
UBS International Equity Fund	8,208
UBS U.S. Equity Alpha Fund	46,568
UBS U.S. Large Cap Equity Fund	23,600
UBS U.S. Large Cap Growth Fund	4,660
UBS U.S. Large Cap Value Equity Fund	42,364
UBS U.S. Mid Cap Growth Equity Fund	297
UBS U.S. Small Cap Growth Fund	31,484
UBS Absolute Return Bond Fund	90,685
UBS Global Bond Fund	10,932
UBS High Yield Fund	37,289
UBS U.S. Bond Fund	3,402

5.  Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund

The UBS Funds—Notes to financial statements

receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolios of investments. In addition, the UBS Global Allocation Fund, UBS International Equity Fund and UBS U.S. Bond Fund received US Government Agency securities as collateral amounting to $16,677,388, $375,711 and $1,744,262, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2008, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$38,223,117	$40,016,466	$40,016,466
UBS Global Allocation Fund	57,789,003	59,989,329	43,311,941
UBS Global Equity Fund	4,808,794	5,017,110	5,017,110
UBS International Equity Fund	6,981,327	7,338,471	6,962,760
UBS U.S. Small Cap Growth Fund	74,455,080	76,445,189	76,445,189
UBS U.S. Bond Fund	2,466,877	2,516,988	772,726

6.  Purchases and sales of securities

For the year ended June 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$904,673,374	$1,917,483,614
UBS Global Allocation Fund	2,834,685,145	3,389,365,118
UBS Global Frontier Fund	166,147,622	46,235,104
UBS Global Equity Fund	241,066,387	271,079,216
UBS International Equity Fund	102,338,477	125,304,246
UBS U.S. Equity Alpha Fund	196,794,997	266,555,083
UBS U.S. Large Cap Equity Fund	418,807,486	517,182,975
UBS U.S. Large Cap Growth Fund	104,525,300	86,244,348
UBS U.S. Large Cap Value Equity Fund	61,326,859	79,208,398
UBS U.S. Mid Cap Growth Equity Fund	7,164,499	6,798,932
UBS U.S. Small Cap Growth Fund	202,255,248	244,422,025
UBS Absolute Return Bond Fund	117,730,946	389,457,709
UBS Global Bond Fund	127,104,235	176,641,860
UBS High Yield Fund	83,741,124	39,097,940
UBS U.S. Bond Fund	108,608,804	134,778,752

The UBS Funds—Notes to financial statements

For the year ended June 30, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$1,434,536,172	$1,611,050,189
UBS Global Frontier Fund	41,191,264	37,630,476
UBS Global Bond Fund	17,369,871	23,781,953
UBS High Yield Fund	15,534,258	6,630,128
UBS U.S. Bond Fund	205,663,665	241,652,475

7.  Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

	2008			2007
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$1,987,057	$226,674,359	$228,661,416	$46,880	$—	$46,880
UBS Global Allocation Fund	132,894,647	224,416,325	357,310,972	123,945,917	185,593,405	309,539,322
UBS Global Frontier Fund	1,153,879	134,451	1,288,330	—	—	—
UBS Global Equity Fund	—	—	—	3,964,334	—	3,964,334
UBS International Equity Fund	7,784,553	13,361,453	21,146,006	5,455,734	6,171,802	11,627,536
UBS U.S. Equity Alpha Fund	12,996,223	138,469	13,134,692	270,893	—	270,893
UBS U.S. Large Cap Equity Fund	34,056,316	16,602,077	50,658,393	14,888,199	14,605,699	29,493,898
UBS U.S. Large Cap Growth Fund	72,391	550,498	622,889	14,389	—	14,389
UBS U.S. Large Cap Value Equity Fund	2,775,669	9,805,949	12,581,618	1,196,827	10,802,104	11,998,931
UBS U.S. Mid Cap Growth Equity Fund	19,589	140,582	160,171	6,100	—	6,100
UBS U.S. Small Cap Growth Fund	7,357,438	21,493,242	28,850,680	178,406	13,569,899	13,748,305
UBS Absolute Return Bond Fund	18,746,916	—	18,746,916	17,849,667	2,342,592	20,192,259
UBS Global Bond Fund	4,858,146	—	4,858,146	2,906,595	—	2,906,595
UBS High Yield Fund	9,698,788	—	9,698,788	8,349,600	—	8,349,600
UBS U.S. Bond Fund	9,461,293	—	9,461,293	6,465,615	—	6,465,615

At June 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)
UBS Dynamic Alpha Fund	$—	$356,144,622	$(1,772,035)	$(220,220,831)
UBS Global Allocation Fund	194,266,184	182,348,151	(6,032,627)	(388,975,098)
UBS Global Frontier Fund	—	—	(925,701)	(9,269,071)
UBS Global Equity Fund	12,075,216	—	(647,044,717)	24,253,069
UBS International Equity Fund	3,629,178	8,744,641	—	22,921,132
UBS U.S. Equity Alpha Fund	351,716	—	(564,426)	(28,000,745)

The UBS Funds—Notes to financial statements

Fund	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)
UBS U.S. Large Cap Equity Fund	$5,083,421	$17,160,133	$—	$(40,152,460)
UBS U.S. Large Cap Growth Fund	—	—	(146,176)	5,786,891
UBS U.S. Large Cap Value Equity Fund	628,696	9,693,091	(285,110)	(5,533,034)
UBS U.S. Mid Cap Growth Equity Fund	—	76,698	—	(15,696)
UBS U.S. Small Cap Growth Fund	—	—	—	31,871,619
UBS Absolute Return Bond Fund	3,592,164	—	(74,503,272)	(24,306,448)
UBS Global Bond Fund	7,740,128	—	(4,881,368)	(4,937,752)
UBS High Yield Fund	897,476	—	(125,211,567)	(13,225,072)
UBS U.S. Bond Fund	—	—	(2,039,753)	(18,313,806)

Due to inherent differences in the recognition of income, expense and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2008 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$172,525,783	$53,773,404	$(226,299,187)
UBS Global Allocation Fund	174,005,959	(148,778,279)	(25,227,679)
UBS Global Frontier Fund	8,846,562	(488,255)	(8,358,307)
UBS Global Equity Fund	9,836,162	50,468,868	(60,305,030)
UBS International Equity Fund	2,574,552	(1,944,273)	(630,279)
UBS U.S. Equity Alpha Fund	17,939	13,596	(31,535)
UBS U.S. Large Cap Equity Fund	(8,145)	55,807	(46,942)
UBS U.S. Large Cap Growth Fund	22,795	26,141	(48,936)
UBS U.S. Large Cap Value Equity Fund	(107,346)	107,346	—
UBS U.S. Mid Cap Growth Equity Fund	52,022	(29,946)	(22,076)
UBS U.S. Small Cap Growth Fund	2,643,633	(2,478,077)	(165,556)
UBS Absolute Return Bond Fund	4,813,850	(2,791,149)	(2,022,701)
UBS Global Bond Fund	9,659,036	(7,408,751)	(2,250,285)
UBS High Yield Fund	(590,854)	98,600,188	(98,009,334)
UBS U.S. Bond Fund	5,415,763	2,735,994	(8,151,757)

At June 30, 2008, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2009		June 30, 2010		June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016
UBS Global Equity Fund	$389,124,210	(1)	$253,636,661	(1)	$4,283,846	$—	$—	$—	$—	$—
UBS U.S. Large Cap Value Equity Fund	11,775	(2)	273,335	(2)	—	—	—	—	—	—

The UBS Funds—Notes to financial statements

	Expiration dates
Fund	June 30, 2009		June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016
UBS Absolute Return Bond Fund	$—		$—	$—	$—	$—	$—	$564,587	$8,900,102
UBS Global Bond Fund	269,385		—	—	—	—	—	359,497	577,591
UBS High Yield Fund	23,205,714	(3)	6,612,767	37,425,637	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707
UBS U.S. Bond Fund	—		—	—	—	—	353,828	1,283,441	—

(1)  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(2)  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(3)  Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

UBS Global Equity Fund and UBS High Yield Fund had capital loss carryforwards in the amounts of $57,203,677 and $98,009,332 respectively, that expired as of June 30, 2008.

During the fiscal year ended June 30, 2008, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Dynamic Alpha Fund	$23,491,866
UBS Global Equity Fund	28,358,571
UBS U.S. Large Cap Growth Fund	859,493
UBS U.S. Large Cap Value Equity Fund	142,555
UBS U.S. Bond Fund	1,436,157

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2008, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$—	$1,772,035
UBS Global Frontier Fund	738,681	—
UBS U.S. Equity Alpha Fund	564,426	—
UBS U.S. Large Cap Growth Fund	146,176	—
UBS Absolute Return Bond Fund	62,166,851	170,406
UBS Global Bond Fund	2,786,083	13,427
UBS High Yield Fund	2,007,761	—
UBS U.S. Bond Fund	181,044	147,830

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the year ended June 30, 2008, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

The UBS Funds—Notes to financial statements

Each of the tax years in the four year period ended June 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the year ended June 30, 2008.

8.  Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2008, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$5,035,000	2	$1,432	5.12%
UBS Global Allocation Fund	18,055,636	25	53,386	4.26
UBS International Equity Fund	6,282,265	5	2,931	3.36
UBS U.S. Large Cap Equity Fund	18,042,442	10	16,386	3.27
UBS Absolute Return Bond Fund	6,293,018	36	31,712	5.04
UBS Global Bond Fund	4,395,600	8	1,682	1.72
UBS U.S. Bond Fund	6,358,695	2	1,712	4.85

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2008.

9.  Capital contributions from advisor

During the year ended June 30, 2008, the Advisor reimbursed the following funds in the amounts shown based upon the Fund's shares outstanding at June 30, 2008, for adjusted shareholder activity resulting from a change in valuation source of certain securities.

Fund	Amount	Amount per share
UBS Global Allocation Fund—Class A	$125,696	$0.0007
UBS Global Allocation Fund—Class B	4,844	0.0007
UBS Global Allocation Fund—Class C	52,747	0.0007
UBS Global Allocation Fund—Class Y	24,341	0.0007
UBS Absolute Return Bond Fund—Class A	19,248	0.0030
UBS Absolute Return Bond Fund—Class C	3,608	0.0028
UBS Absolute Return Bond Fund—Class Y	54,912	0.0023

The UBS Funds—Notes to financial statements

10.  Shares of beneficial interest

For the year ended June 30, 2008, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	24,161,958	$267,205,629	38,401	$456,522
Shares repurchased	(109,299,060)	(1,185,012,180)	(623,780)	(6,650,664)
Shares converted from Class B to Class A	339,416	3,625,461	(345,868)	(3,625,461)
Dividends reinvested	13,911,884	141,483,863	180,468	1,802,874
Redemption fees	—	165,837	—	—
Net decrease	(70,885,802)	$(772,531,390)	(750,779)	$(8,016,729)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	2,526,902	$27,853,471	8,943,613	$98,293,424
Shares repurchased	(25,011,425)	(267,178,400)	(22,204,408)	(239,862,007)
Dividends reinvested	3,760,721	37,569,603	3,749,020	38,314,985
Redemption fees	—	17,220	—	16,469
Net decrease	(18,723,802)	$(201,738,106)	(9,511,775)	$(103,237,129)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	40,838,149	$579,293,210	203,987	$2,885,138
Shares repurchased	(76,054,818)	(1,040,812,664)	(1,808,870)	(24,411,073)
Shares converted from Class B to Class A	1,190,620	16,816,203	(1,212,122)	(16,816,203)
Dividends reinvested	15,462,012	210,592,602	553,785	7,426,257
Redemption fees	—	208,152	—	—
Net decrease	(18,564,037)	$(233,902,497)	(2,263,220)	$(30,915,881)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,408,513	$131,666,266	5,696,060	$80,443,151
Shares repurchased	(23,106,589)	(309,482,159)	(14,663,472)	(203,582,976)
Dividends reinvested	5,839,756	77,960,745	3,163,482	43,719,323
Redemption fees	—	44,649	—	24,221
Net decrease	(7,858,320)	$(99,810,499)	(5,803,930)	$(79,396,281)

The UBS Funds—Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,890,167	$128,991,286	3,027,484	$30,340,047	939,783	$9,493,109
Shares repurchased	(3,891,735)	(37,643,043)	(420,074)	(4,020,302)	(106,957)	(1,000,055)
Dividends reinvested	94,723	933,021	19,443	191,512	10,418	102,718
Redemption fees	—	24,495	—	5,116	—	—
Net increase	9,093,155	$92,305,759	2,626,853	$26,516,373	843,244	$8,595,772

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	242,921	$3,667,600	1,873	$27,700
Shares repurchased	(2,514,530)	(37,048,146)	(117,852)	(1,700,650)
Shares converted from Class B to Class A	84,053	1,280,029	(85,788)	(1,280,029)
Dividends reinvested	—	—	—	—
Redemption fees	—	8,588	—	39
Net decrease	(2,187,556)	$(32,091,929)	(201,767)	$(2,952,940)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	34,712	$502,336	3,967,984	$58,665,279
Shares repurchased	(770,528)	(11,017,100)	(3,509,568)	(52,396,796)
Dividends reinvested	—	—	—	—
Redemption fees	—	844	—	3,312
Net increase (decrease)	(735,816)	$(10,513,920)	458,416	$6,271,795

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	200,293	$2,431,742	—	$—
Shares repurchased	(769,803)	(8,704,746)	(9,762)	(114,083)
Shares converted from Class B to Class A	4,631	53,045	(4,699)	(53,045)
Dividends reinvested	226,975	2,537,578	4,201	46,320
Redemption fees	—	1,058	—	—
Net decrease	(337,904)	$(3,681,323)	(10,260)	$(120,808)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	64,623	$761,961	4,763,633	$55,571,874
Shares repurchased	(91,362)	(1,019,531)	(6,652,017)	(76,946,500)
Dividends reinvested	25,054	273,336	1,606,122	18,084,929
Redemption fees	—	1,355	—	4,275
Net increase (decrease)	(1,685)	$17,121	(282,262)	$(3,285,422)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,844,411	$19,752,251	322,009	$3,570,026	533,230	$5,051,504
Shares repurchased	(8,482,873)	(83,732,398)	(1,646,360)	(16,428,935)	—	—
Dividends reinvested	998,856	10,118,407	219,133	2,206,676	32,886	332,478
Redemption fees	—	44,087	—	11,957	—	245
Net increase (decrease)	(5,639,606)	$(53,817,653)	(1,105,218)	$(10,640,276)	566,116	$5,384,227

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,740,718	$33,772,562	10,949	$212,175
Shares repurchased	(4,152,915)	(76,537,991)	(9,138)	(159,900)
Shares converted from Class B to Class A	6,829	135,973	(6,918)	(135,973)
Dividends reinvested	387,691	7,284,708	2,170	39,854
Redemption fees	—	12,577	—	—
Net decrease	(2,017,677)	$(35,332,171)	(2,937)	$(43,844)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	54,329	$1,044,267	14,178,975	$266,217,187
Shares repurchased	(193,763)	(3,554,430)	(16,762,669)	(317,691,920)
Dividends reinvested	20,480	376,420	2,073,716	39,400,603
Redemption fees	—	501	—	45,257
Net decrease	(118,954)	$(2,133,242)	(509,978)	$(12,028,873)

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,802	$8,049,829	117,641	$1,282,756
Shares repurchased	(373,264)	(4,191,090)	(5,273)	(53,526)
Shares converted from Class B to Class A	13,732	153,293	(14,271)	(153,293)
Dividends reinvested	6,091	69,505	865	9,443
Redemption fees	—	2,478	—	—
Net increase	360,361	$4,084,015	98,962	$1,085,380
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	219,338	$2,384,536	3,578,888	$41,642,224
Shares repurchased	(35,903)	(374,795)	(2,688,319)	(31,029,588)
Dividends reinvested	1,379	15,058	45,026	526,357
Redemption fees	—	309	—	1,916
Net increase	184,814	$2,025,108	935,595	$11,140,909

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	156,104	$1,603,723	5,136	$60,028
Shares repurchased	(1,480,093)	(14,775,673)	(14,598)	(149,871)
Shares converted from Class B to Class A	32,699	332,550	(33,032)	(332,550)
Dividends reinvested	958,410	9,326,784	6,768	65,500
Redemption fees	—	2,179	—	211
Net decrease	(332,880)	$(3,510,437)	(35,726)	$(356,682)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,317	$352,418	210,546	$2,034,080
Shares repurchased	(366,429)	(3,735,479)	(391,831)	(3,920,079)
Dividends reinvested	123,941	1,195,365	79,345	775,272
Redemption fees	—	—	—	6,137
Net decrease	(207,171)	$(2,187,696)	(101,940)	$(1,104,590)

The UBS Funds—Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,143	$423,583	11,617	$126,417	—	$19,693
Shares repurchased	(6,307)	(62,860)	(5,021)	(46,045)	—	—
Dividends reinvested	1,269	13,439	373	3,909	13,461	142,824
Redemption fees	—	36	—	12	—	403
Net increase	34,105	$374,198	6,969	$84,293	13,461	$162,920

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,229,022	$17,611,871	513	$7,023
Shares repurchased	(4,178,495)	(60,632,051)	(21,680)	(309,666)
Shares converted from Class B to Class A	47,635	697,738	(49,483)	(697,738)
Dividends reinvested	504,374	7,020,896	5,228	69,113
Redemption fees	—	4,759	—	—
Net decrease	(2,397,464)	$(35,296,787)	(65,422)	$(931,268)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,787	$436,024	5,772,941	$85,215,925
Shares repurchased	(102,320)	(1,393,821)	(5,732,879)	(82,211,903)
Dividends reinvested	36,826	486,105	1,304,088	18,713,661
Redemption fees	—	1,313	—	17,134
Net increase (decrease)	(36,707)	$(470,379)	1,344,150	$21,734,817

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,772,809	$26,199,680	193,628	$1,841,008	3,902,258	$35,888,251
Shares repurchased	(22,506,529)	(205,397,957)	(2,746,416)	(25,054,839)	(7,026,311)	(63,330,622)
Dividends reinvested	634,181	5,678,177	90,421	800,419	1,360,816	11,794,125
Redemption fees	—	36,357	—	5,960	—	—
Net decrease	(19,099,539)	$(173,483,743)	(2,462,367)	$(22,407,452)	(1,763,237)	$(15,648,246)

The UBS Funds—Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	207,250	$1,967,583	2,130	$19,520
Shares repurchased	(442,685)	(4,189,668)	(10,885)	(104,535)
Shares converted from Class B to Class A	156	1,500	(155)	(1,500)
Dividends reinvested	58,863	555,692	356	3,369
Redemption fees	—	437	—	—
Net decrease	(176,416)	$(1,664,456)	(8,554)	$(83,146)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,985	$572,114	8,703,036	$92,836,618
Shares repurchased	(36,686)	(350,725)	(14,246,157)	(150,805,672)
Dividends reinvested	5,515	51,746	395,640	4,164,789
Redemption fees	—	5	—	11,938
Net increase (decrease)	28,814	$273,140	(5,147,481)	$(53,792,327)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	851,598	$5,406,616	15,807	$106,649
Shares repurchased	(1,135,109)	(7,456,843)	(62,383)	(410,357)
Shares converted from Class B to Class A	69,168	450,894	(69,168)	(450,894)
Dividends reinvested	263,243	1,703,123	10,156	65,931
Redemption fees	—	41	—	—
Net increase (decrease)	48,900	$103,831	(105,588)	$(688,671)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	48,409	$323,922	12,186,749	$80,088,513
Shares repurchased	(373,978)	(2,449,841)	(3,946,471)	(25,570,028)
Dividends reinvested	54,519	353,103	877,915	5,678,236
Redemption fees	—	972	—	—
Net increase (decrease)	(271,050)	$(1,771,844)	9,118,193	$60,196,721

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	736,058	$7,584,383	6,753	$70,154
Shares repurchased	(2,602,152)	(26,434,225)	(11,725)	(120,074)
Shares converted from Class B to Class A	11,003	110,995	(10,996)	(110,995)
Dividends reinvested	71,267	716,601	1,164	11,721
Redemption fees	—	20,769	—	463
Net decrease	(1,783,824)	$(18,001,477)	(14,804)	$(148,731)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,785	$287,426	7,629,722	$77,721,893
Shares repurchased	(57,004)	(569,011)	(12,850,206)	(128,257,243)
Dividends reinvested	4,806	48,133	849,513	8,544,526
Redemption fees	—	318	—	15,764
Net decrease	(23,413)	$(233,134)	(4,370,971)	$(41,975,060)

For the year ended June 30, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	84,872,728	$969,468,963	434,805	$4,900,329
Shares repurchased	(56,278,365)	(645,034,749)	(473,098)	(5,382,643)
Shares converted from Class B to Class A	404,603	4,666,041	(408,967)	(4,666,041)
Dividends reinvested	2,843	32,985	—	—
Redemption fees	—	115,129	—	—
Net increase (decrease)	29,001,809	$329,248,369	(447,260)	$(5,148,355)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,243,059	$172,299,967	28,936,867	$333,301,228
Shares repurchased	(11,188,363)	(127,116,150)	(13,688,026)	(157,002,781)
Dividends reinvested	—	—	826	9,594
Redemption fees	—	3,378	—	62,709
Net increase	4,054,696	$45,187,195	15,249,667	$176,370,750

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	65,260,018	$943,239,857	1,084,208	$15,416,202
Shares repurchased	(33,433,692)	(483,355,215)	(1,363,205)	(19,296,039)
Shares converted from Class B to Class A	2,665,559	38,581,986	(2,714,928)	(38,581,986)
Dividends reinvested	12,438,305	176,001,316	681,599	9,501,490
Redemption fees	—	91,632	—	—
Net increase (decrease)	46,930,190	$674,559,576	(2,312,326)	$(32,960,333)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,801,188	$238,213,501	15,286,994	$222,511,578
Shares repurchased	(10,933,500)	(154,638,618)	(7,743,183)	(113,594,037)
Dividends reinvested	5,254,975	72,991,604	2,641,018	37,898,604
Redemption fees	—	3,502	—	9,151
Net increase	11,122,663	$156,569,989	10,184,829	$146,825,296

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	504,742	$7,262,960	9,628	$134,431
Shares repurchased	(3,494,615)	(50,125,614)	(144,727)	(1,994,547)
Shares converted from Class B to Class A	440,377	6,195,832	(450,862)	(6,195,832)
Dividends reinvested	96,516	1,399,479	803	11,422
Redemption fees	—	2,638	—	—
Net decrease	(2,452,980)	$(35,264,705)	(585,158)	$(8,044,526)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	85,773	$1,193,616	4,603,507	$66,232,024
Shares repurchased	(1,107,265)	(15,322,502)	(7,023,160)	(104,671,796)
Dividends reinvested	16,938	239,335	145,622	2,150,831
Redemption fees	—	—	—	2,133
Net decrease	(1,004,554)	$(13,889,551)	(2,274,031)	$(36,286,808)

The UBS Funds—Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	323,243	$3,851,727	10,466	$127,568
Shares repurchased	(557,978)	(6,726,775)	(8,252)	(93,478)
Shares converted from Class B to Class A	28,610	346,130	(28,962)	(346,130)
Dividends reinvested	107,043	1,270,596	2,423	28,499
Redemption fees	—	2,830	—	—
Net decrease	(99,082)	$(1,255,492)	(24,325)	$(283,541)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,135	$684,396	8,197,482	$98,308,803
Shares repurchased	(90,644)	(1,063,565)	(9,217,288)	(113,371,879)
Dividends reinvested	10,126	118,068	844,434	10,082,544
Redemption fees	—	—	—	765
Net decrease	(21,383)	$(261,101)	(175,372)	$(4,979,767)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,528,407	$193,848,235	4,161,711	$43,341,233	467,729	$5,100,472
Shares repurchased	(2,323,800)	(25,191,910)	(446,483)	(4,676,681)	(1)	(11)
Dividends reinvested	21,428	232,063	2,804	30,339	24	262
Redemption fees	—	24,933	—	5	—	—
Net increase	16,226,035	$168,913,321	3,718,032	$38,694,896	467,752	$5,100,723

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,300,640	$85,813,546	7,429	$142,594
Shares repurchased	(1,910,313)	(38,475,464)	(9,550)	(184,230)
Shares converted from Class B to Class A	12,299	244,971	(12,589)	(244,971)
Dividends reinvested	180,554	3,573,169	1,387	26,879
Redemption fees	—	3,749	—	—
Net increase (decrease)	2,583,180	$51,159,971	(13,323)	$(259,728)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	222,217	$4,269,244	16,946,562	$341,012,075
Shares repurchased	(58,531)	(1,144,923)	(8,746,010)	(176,494,034)
Dividends reinvested	13,801	267,332	1,172,194	23,443,881
Redemption fees	—	80	—	5,088
Net increase	177,487	$3,391,733	9,372,746	$187,967,010

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	503,361	$5,122,941	4,684	$44,200
Shares repurchased	(405,356)	(3,973,752)	(5,439)	(51,198)
Shares converted from Class B to Class A	22,966	227,581	(23,833)	(227,581)
Dividends reinvested	395	3,927	—	—
Redemption fees	—	36	—	—
Net increase (decrease)	121,366	$1,380,733	(24,588)	$(234,579)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,712	$143,489	5,678,333	$59,283,784
Shares repurchased	(15,064)	(144,014)	(496,580)	(5,174,040)
Dividends reinvested	—	—	1,016	10,323
Redemption fees	—	—	—	424
Net increase (decrease)	648	$(525)	5,182,769	$54,120,491

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	244,851	$2,746,465	24,037	$263,300
Shares repurchased	(1,473,691)	(16,453,754)	(32,051)	(350,388)
Shares converted from Class B to Class A	97,753	1,096,913	(99,219)	(1,096,913)
Dividends reinvested	814,426	8,877,242	9,030	97,430
Redemption fees	—	51	—	—
Net decrease	(316,661)	$(3,733,083)	(98,203)	$(1,086,571)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	82,435	$911,614	253,679	$2,867,407
Shares repurchased	(318,417)	(3,459,159)	(219,237)	(2,493,864)
Dividends reinvested	112,897	1,210,256	62,804	686,451
Redemption fees	—	—	—	—
Net increase (decrease)	(123,085)	$(1,337,289)	97,246	$1,059,994

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,544	$399,944	1,524	$15,501	2	$20
Shares repurchased	(33,879)	(329,942)	(1,098)	(10,985)	(3)	(31)
Dividends reinvested	—	—	—	—	608	6,100
Redemption fees	—	—	—	—	—	—
Net increase	6,665	$70,002	426	$4,516	607	$6,089

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,596,313	$38,517,100	3,014	$42,736
Shares repurchased	(4,235,057)	(63,686,920)	(79,064)	(1,114,640)
Shares converted from Class B to Class A	209,503	3,100,512	(218,037)	(3,100,512)
Dividends reinvested	268,311	3,903,931	9,444	131,933
Redemption fees	—	1,344	—	—
Net decrease	(1,160,930)	$(18,164,033)	(284,643)	$(4,040,483)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	19,907	$289,336	5,214,735	$79,694,153
Shares repurchased	(119,669)	(1,693,978)	(5,539,837)	(85,846,554)
Dividends reinvested	17,265	240,842	548,275	8,185,749
Redemption fees	—	40	—	1,665
Net increase (decrease)	(82,497)	$(1,163,760)	223,173	$2,035,013

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,929,111	$151,832,001	1,770,795	$18,003,522	6,665,800	$67,707,018
Shares repurchased	(11,202,346)	(113,847,734)	(1,166,203)	(11,839,127)	(4,708,300)	(47,783,672)
Dividends reinvested	875,978	8,848,267	115,432	1,165,607	936,879	9,469,617
Redemption fees	—	10,875	—	345	—	1,988
Net increase	4,602,743	$46,843,409	720,024	$7,330,347	2,894,379	$29,394,951

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	560,582	$5,372,404	3,408	$32,715
Shares repurchased	(755,625)	(7,222,959)	(7,194)	(68,840)
Shares converted from Class B to Class A	18,153	174,944	(18,115)	(174,944)
Dividends reinvested	37,868	361,495	571	5,469
Redemption fees	—	156	—	—
Net decrease	(139,022)	$(1,313,960)	(21,330)	$(205,600)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,557	$158,560	5,244,536	$55,589,301
Shares repurchased	(116,251)	(1,106,312)	(2,847,139)	(30,105,870)
Dividends reinvested	2,426	23,100	230,897	2,443,856
Redemption fees	—	—	—	2,012
Net increase (decrease)	(97,268)	$(924,652)	2,628,294	$27,929,299

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,490,533	$10,396,851	85,830	$603,764
Shares repurchased	(2,748,818)	(19,294,928)	(54,659)	(381,508)
Shares converted from Class B to Class A	60,378	422,360	(60,346)	(422,360)
Dividends reinvested	279,270	1,952,535	11,118	77,802
Redemption fees	—	65	—	—
Net decrease	(918,637)	$(6,523,117)	(18,057)	$(122,302)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	151,233	$1,060,480	2,945,820	$20,758,376
Shares repurchased	(344,292)	(2,417,167)	(1,319,877)	(9,309,369)
Dividends reinvested	61,519	430,538	466,270	3,279,636
Redemption fees	—	95	—	562
Net increase (decrease)	(131,540)	$(926,054)	2,092,213	$14,729,205

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	729,430	$7,653,345	662	$6,983
Shares repurchased	(1,062,535)	(11,157,475)	(6,508)	(68,610)
Shares converted from Class B to Class A	31,854	335,863	(31,826)	(335,863)
Dividends reinvested	61,452	644,355	1,221	12,821
Redemption fees	—	813	—	—
Net decrease	(239,799)	$(2,523,099)	(36,451)	$(384,669)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	26,853	$279,584	7,826,619	$82,039,129
Shares repurchased	(33,323)	(348,376)	(3,004,349)	(31,544,554)
Dividends reinvested	3,320	34,779	501,194	5,258,293
Redemption fees	—	1,846	—	—
Net increase (decrease)	(3,150)	$(32,167)	5,323,464	$55,752,868

The UBS Funds—Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities of The UBS Funds (comprising, respectively, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) (collectively the "Funds"), including the schedules of investments, as of June 30, 2008, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and others or by other appropriate audit procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The UBS Funds at June 30, 2008, and the results of their operations, changes in their net assets and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2008

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds—Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on May 29 and 30, 2008 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2008, May 29, 2008 and May 30, 2008, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to

The UBS Funds—Board approval of investment advisory agreements the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Large Cap Growth Fund and the UBS U.S. Large Cap Value Equity Fund had appeared in one of the top three performance quintiles for most applicable performance periods. At the Board's request, the Advisor addressed the performance data for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS Dynamic Alpha Fund and the UBS Global Allocation Fund, the Advisor discussed the investments that had a negative impact on each Fund's performance during the past year, noting in particular the impact of security selection and the turmoil in the sub-prime mortgage market and related credit crisis on each Fund. The Advisor noted, however, that the Funds are currently taking advantage of opportunities in the current credit market that the Advisor believes will benefit long-term investors. The Advisor also explained that it believes that the UBS Global Allocation Fund is well positioned for the upcoming market. The Board also noted that, as of the date of the Meeting, the UBS Dynamic Alpha Fund's year-to-date performance was outperforming all of the major indices except the global bond and U.S. bond indices.

The Advisor then discussed the factors that contributed to the performance of the UBS Global Equity Fund and the UBS International Equity Fund, noting that sector weightings and stock selection in several sectors negatively affected each Fund during the last year. The Advisor described the long-term investment strategy of each Fund and noted that each Fund is positioned with an emphasis on high quality large-cap issuers, which have not performed as well in the most recent year as lower quality issuers. The Advisor also described the recent changes to the composition and structure of the portfolio management team that have been implemented for each Fund in an effort to strengthen the portfolio management process and improve performance. In addition, the Advisor provided its view on the anticipated economic conditions in upcoming years and stated its belief that each Fund is well positioned to take advantage of the expected market.

The Advisor also addressed the comparative performance of the UBS U.S. Equity Alpha Fund and the UBS U.S. Large Cap Equity Fund, noting that stock selection and industry weightings both contributed to the underperformance of each Fund relative to its peers during the one-year period. The Advisor described its outlook for the U.S. equity market in the next year and explained that it believed that the Funds are well-positioned for success in that market. With respect to the UBS U.S. Equity Alpha Fund, the Advisor stated that the Fund has less than two years of investment performance and believes that the Fund's investment approach will benefit the Fund in the long-term. The Advisor noted that the UBS U.S. Equity Alpha Fund's most recent calendar year-to-date performance was comparable to that of its Lipper peers. With respect to the UBS U.S. Large Cap Equity Fund, it was noted that while the Fund had underperformed in the last year,

The UBS Funds—Board approval of investment advisory agreements the long-term performance of the Fund over the five- and ten-year periods was in the second quintile of performance as compared to its peer universe.

In describing the performance of the UBS U.S. Mid Cap Growth Equity Fund, the Advisor noted that stock selection was the primary reason for the Fund's relative underperformance. The Advisor explained that it is actively monitoring the performance of the Fund, but that it believes the Fund's investment philosophy and discipline remain intact and that the Fund will yield positive returns over the long-term.

With respect to the performance of the UBS U.S. Small Cap Growth Fund, the Advisor also noted that stock selection was the primary reason for the Fund's underperformance compared to its peer universe. The Advisor described the extensive review that it has undertaken of the Fund's stock selection process. The Advisor also discussed the expansion of the small cap stock universe in which the Fund may invest in accordance with its investment policies. The Board noted that the Fund has outperformed its peers and its benchmark over the most recent six-month period and that the Fund's 10-year and since inception performance relative to the Fund's peer universe was in the second quintile of performance.

In discussing the performance of the UBS Absolute Return Bond Fund, the Advisor explained that security selection, particularly within the securitized credit sector, has been the primary reason for the Fund's relative underperformance. The Advisor described the effects of the turmoil in the sub-prime mortgage and credit markets on the Fund's performance, volatility and specific holdings in the Fund's portfolio and noted that increased redemptions of the Fund also contributed to the Fund's relative underperformance. The Advisor then explained the recent changes to, and the expansion of, the portfolio management team. The Advisor stated that the restructuring of the portfolio management team was undertaken to increase the depth and experience of the team. The Advisor also explained its review and expansion of the fixed income investment process, highlighting the recent enhancements made to quantitative tools used by the Advisor for the Fund. The Advisor stated that it believed that the recent enhancements in both the investment management team and the investment process will help to address the performance issues of the Fund.

With respect to the UBS Global Bond Fund, the Advisor explained that security selection, particularly within the securitized credit sector, and sector allocation have been the primary reasons for the Fund's relative underperformance. The Advisor described the effects of the current market on the Fund and the specific holdings in the Fund's portfolio. The Board considered the differences in the Fund's portfolio holdings and style as well as historic performance compared to its peers. The Advisor then explained that the additional flexibility allowing the Fund to make a higher allocation to non-investment grade bonds, including emerging markets, was implemented in an effort to address the performance issues of the Fund.

The Advisor then explained the performance of the UBS High Yield Fund, noting sector allocation and security selection in certain markets as the primary reasons for the Fund's relative underperformance. The Board noted that the long-term performance of the Fund over the ten-year and since inception periods was in the second quintile of performance compared to its peer universe.

The comparative performance of the UBS U.S. Bond Fund was then addressed by the Advisor. The Advisor explained that security selection in certain sectors, such as the mortgage and asset-backed markets, was the primary reason for the Fund's underperformance. The Advisor emphasized that despite the recent underperformance it continues to believe that the Fund's investment approach will benefit the Fund in the long-term. The Advisor then described recent structural changes made to the portfolio management team that were implemented in an effort to address the performance issues of the Fund.

The UBS Funds—Board approval of investment advisory agreements

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses. When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund and the UBS Absolute Return Bond Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and the UBS Global Bond Fund, had a contractual fee rate comparable to the funds in its respective expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS High Yield Fund, had total expenses that compared favorably to the funds in its respective expense group and that the UBS High Yield Fund's total expenses were not appreciably higher than its expense group median. In addition, the Board noted that the UBS High Yield Fund's net assets were lower than the median of its expense group, which results in higher non-management fees and expenses.

The Board first considered that the management fee of the UBS U.S. Large Cap Equity Fund was higher than the median of its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board, however, considered that the UBS U.S. Large Cap Equity Fund's contractual and actual management fees were not appreciably higher than the Lipper expense group medians and that the Fund was above the median of its expense group with respect to total expenses.

The Board then considered the fees and expenses for the UBS International Equity Fund, noting that, while the Fund's contractual management fee was slightly above the median of its Lipper expense group, the Fund's actual management fee was lower than the median of the its expense group. The Board also noted that the Fund's actual total expenses were in the first quintile of its Lipper expense group and compared very favorably to its peer funds.

The Board next noted that the UBS U.S. Equity Alpha Fund's actual management fee was in the fourth quintile in its expense group. The Board considered the Advisor's explanation that many of the funds in the expense group did not employ a 130/30 investment strategy and instead utilized a less complex investment process than the Fund. The Board also noted that the Fund's contractual management fee was in the first quintile of its expense group and its actual total expenses were comparable to the median of its expense group.

In considering the fees and expenses of the UBS U.S. Mid Cap Growth Equity Fund, the Board considered that the Fund's contractual management fee was only slightly higher than the median of the expense group. In addition, the Board noted that the UBS U.S. Mid Cap Growth Equity Fund's actual management fee and actual total expenses compared favorably to its peer expense group, ranking in the first quintile of its expense group for actual management fees and the second quintile of its expense group for total expenses.

The UBS Funds—Board approval of investment advisory agreements

The Board then discussed the fees and expenses of the UBS U.S. Small Cap Growth Fund, noting that the Fund's contractual management fee was in the fourth quintile of its expense group. The Board considered, however, that the Fund's actual management fee and actual total expenses compared favorably to the Fund's peers, placing in the first and second quintiles, respectively, of the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Absolute Return Bond Fund and noted that the actual management fee for the UBS Absolute Return Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Absolute Return Bond Fund's contractual management fee and actual total expenses were in the second and first quintiles, respectively, of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group by less than two basis points with respect to contractual management fees. The Board also noted that the Fund's actual management fee and actual total expenses were very competitive when compared to its peers, placing in the second and first quintiles of its expense group, respectively.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. With respect to each Fund subject to a one-year contractual expense limit, the Board also considered that the Advisor had agreed to renew the expense limit arrangement at the current rate for an additional one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability. The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the sub-transfer agency services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. The Board paid specific attention to the cost allocation methodology used in the profitability analysis noting that the Advisor had enhanced the methodology and reporting of the profitability analysis based on comments from the Board during the annual investment advisory review process last year and throughout the year. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the

The UBS Funds—Board approval of investment advisory agreements

Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

Trustee & Officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; 87 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Market Funds (11 portfolios). Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Adela Cepeda; 50 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (8 portfolios) (since 2005) and director of Amalgamated Bank of Chicago.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 72 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1993	Mr. Reilly is a Professor at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 73 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas; 57 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, IL 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001-2004). He was a managing director of Lazard Freres & Co. (1995 to 2001).	Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Trustee & Officer information (unaudited)

Officers:

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM – Americas region since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2005) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since October 2007). Prior to joining UBS Global AM – Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM – Americas region (since July 2006). Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head – Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management – Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp. – UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds—Federal tax information (unaudited)

For the year ended June 30, 2008, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	15% Long-term capital gain	Foreign tax credit
UBS Dynamic Alpha Fund	—	$226,674,359	$1,481,504
UBS Global Allocation Fund	22.07%	224,416,325	—
UBS Global Frontier Fund	—	134,451	—
UBS International Equity Fund	—	13,361,453	347,643
UBS U.S. Equity Alpha Fund	52.69	138,469	—
UBS U.S. Large Cap Equity Fund	71.29	16,602,077	—
UBS U.S. Large Cap Growth Fund	87.66	550,498	—
UBS U.S. Large Cap Value Equity Fund	98.28	9,805,949	—
UBS U.S. Mid Cap Growth Equity Fund	100.00	140,582	—
UBS U.S. Small Cap Growth Fund	8.68	21,493,242	—

In addition, for the year ended June 30, 2008, gross income derived from sources within foreign countries amounted to $5,554,085 for UBS International Equity Fund.

For the year ended June 30, 2008, the percentage of income earned from direct US treasury obligations approximately amounted to the following:

Direct US treasury obligations
UBS Dynamic Alpha Fund	5.57%
UBS Global Allocation Fund	18.93
UBS Global Frontier Fund	23.86
UBS Absolute Return Bond Fund	5.32
UBS Global Bond Fund	11.50
UBS High Yield Fund	6.18
UBS U.S. Bond Fund	22.96

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $641,800 and $548,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $20,000 and $18,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $56,957 and $59,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2008 and June 30, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors.  The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards.  The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2008 and June 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 0%.

(g)         For the fiscal years ended June 30, 2008 and June 30, 2007, the aggregate fees billed by E&Y of $1,794,215 and $1,668,131, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$76,957	$78,250
Non-Covered Services	$1,717,258	$1,589,881

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed September 7, 2004 (Accession Number: 0001047469-04-028138)(SEC File No. 811-06637).

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2008